Exhibit 10.42

AMENDED AND RESTATED EVG LICENSE AGREEMENT

JAPAN TOBACCO INC.
AND
GILEAD SCIENCES, INC.

As of November 29, 2018

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AMENDED AND RESTATED EVG LICENSE AGREEMENT
THIS AMENDED AND RESTATED EVG LICENSE AGREEMENT (the “Agreement”) is made and entered into as of November 29, 2018 (the “A&R Execution Date”) by and between JAPAN TOBACCO INC., a Japanese corporation having its principal place of business at JT Building, 2-1 Toranomon, 2-chome, Minato-ku, Tokyo 105-8422, Japan (“JT”), and GILEAD SCIENCES, INC., a Delaware corporation having its principal place of business at 333 Lakeside Drive, Foster City, CA 94404, United States (“Gilead”). JT and Gilead are sometimes referred to herein individually as a “Party” and collectively as the “Parties.”
RECITALS
WHEREAS, JT has developed a proprietary anti-viral compound originally known as JTK-303 and now known as Elvitegravir or EVG, to be used in a product or products for the treatment of HIV;
WHEREAS, the Parties entered into that certain License Agreement dated March 22, 2005 (such agreement as amended prior to the Amended Effective Date, the “Original Agreement”) governing the grant to Gilead of exclusive rights to Develop and Commercialize, for itself and its Affiliates certain formulations and dosages of Elvitegravir outside of Japan;
WHEREAS, the Parties have entered into that certain Master Agreement as of the A&R Execution Date (the “Master Agreement”) pursuant to which JT is transferring the rights to the Products in Japan to Gilead and the Parties have agreed to expand Gilead’s territory under the Original Agreement to include Japan; and
WHEREAS, the Parties also intend to consolidate prior amendments into an amended and restated version of the Original Agreement;
NOW THEREFORE, based on the foregoing premises and the mutual covenants and obligations set forth below, the Parties agree as follows:
ARTICLE 1
DEFINITIONS

The following terms shall have the following meanings; capitalized terms used herein but not defined herein shall have the meaning set forth in the Master Agreement:
1.1    “A&R Execution Date” shall have the meaning set forth in the Preamble of this Agreement.
1.2    “ABC Schedules” shall mean the schedules included in Schedule 1.2.
1.3    “Access Countries” shall mean the countries listed on Schedule 1.2, as may be modified pursuant to this Agreement in accordance with Paragraph 4 of Schedule 6.2.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(a)    “Access Group A Countries” shall have the meaning set forth on Schedule 1.2A, as may be modified pursuant to this Agreement in accordance with Paragraph 4 of Schedule 6.2.
(b)    “Access Group B Countries” shall have the meaning set forth on Schedule 1.2B, as may be modified pursuant to this Agreement in accordance with Paragraph 4 of Schedule 6.2.
(c)    “Access Group C Countries” shall have the meaning set forth on Schedule 1.2C, as may be modified pursuant to this Agreement in accordance with Paragraph 4 of Schedule 6.2.
1.4    “Affiliate” shall mean, except as provided below, an entity that, directly or indirectly, through one (1) or more intermediaries, controls, is controlled by or is under common control with JT or Gilead. The term “control” as used in this definition means ownership of more than fifty percent (50%) of the voting interest in the entity in question or having otherwise the power to govern the financial and the operating policies or to appoint the management of an organization.
1.5    “Alliance Manager” shall have the meaning set forth in Section 2.3.
1.6    “Amended Effective Date” shall mean the Marketer Change Date.
1.7    “Ancillary Agreements” shall mean the meaning defined in the Master Agreement except excluding this Agreement.
1.8    “API” shall mean active pharmaceutical ingredients.
1.9    “Branded Products” shall mean the Products sold by Gilead or its Affiliates or Sublicensees other than Generic Versions.
1.10    “Calendar Quarter” shall mean the respective periods of three (3) consecutive calendar months ending on March 31, June 30, September 30 and December 31.
1.11    “Change in Control” shall mean any sale of voting securities, any sale or purchase of assets, or any merger, consolidation or similar transaction that, directly or indirectly: (i) results in the transfer of substantially all of a Party’s assets that relate to or are engaged in the Commercialization of any Products to any Third Party; or (ii) results in any Third Party becoming an Affiliate of a Party.
1.12    “Combination Product” shall mean any Product in the form of a combination product that contains Compound in addition to one or more active pharmaceutical ingredients.
1.13    “Commercial Launch” shall mean, with respect to a Product, the first commercial sale of such Product to a Third Party occurring after Regulatory Approval for such Product.
1.14    “Commercialization Report” shall have the meaning set forth in Section 5.2(a).

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.15     “Commercialize” shall mean to promote, market, distribute, sell or provide product support for a Product (other than in connection with clinical trials of such Product), and “Commercializing” and “Commercialization” shall be interpreted accordingly.
1.16    “Component” shall mean an API component of a Combination Product. For Stribild, Component shall mean FTC, TDF, EVG and COBI. For Genvoya, Component shall mean FTC, TAF, EVG and COBI.
1.17    “Compound” shall mean (i) the compound now known as Elvitegravir or EVG, the chemical structure of which is shown in Schedule 1.17A; (ii) the salts, esters, hydrates, isomers, and metabolites of that compound; (iii) any other compounds claimed in or covered by a Valid Claim in the Patent(s) described on Schedule 1.17B; and (iv) crystalline forms of (i) through (iii).
1.18    “Confidential Disclosure Agreements” shall mean (i) the Confidential Disclosure Agreement between the Parties dated September 16, 2004, as amended by the Amendment to Confidential Disclosure Agreement dated October 29, 2004 and the Second Amendment to Confidential Disclosure Agreement dated February 1, 2005; (ii) the Confidential Disclosure Agreement between the Parties dated February 1, 2005 (JT as recipient); and (iii) the Confidential Disclosure Agreement between the Parties dated February 1, 2005 (Gilead as recipient).
1.19    “Confidential Information” shall mean (i) all information and materials, received by either Party from the other Party pursuant to the Original Agreement or this Agreement and (ii) all information and materials disclosed pursuant to the Confidential Disclosure Agreements or the Material Transfer Agreements, in each case other than that portion of such information or materials that:
(a)    is publicly disclosed by the disclosing Party, either before or after it becomes known to the receiving Party;
(b)    was known to the receiving Party, without obligation to keep it confidential, prior to when it was received from the disclosing Party, as evidenced by competent written proof;
(c)    is subsequently disclosed to the receiving Party by a Third Party lawfully in possession thereof without obligation to keep it confidential;
(d)    has been publicly disclosed other than by the disclosing Party and without breach of an obligation of confidentiality with respect thereto; or
(e)    has been independently developed by the receiving Party without the aid, application or use of Confidential Information, as evidenced by competent written proof.
Notwithstanding clause (i) above in this definition of Confidential Information, (A) any information or materials deemed to be Confidential Information of Gilead under the Master Agreement shall be considered Gilead’s Confidential Information hereunder rather than JT’s Confidential Information (even if it were JT’s Confidential Information under the Original Agreement) and (B) any information or materials deemed to be Confidential

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Information of both Parties under the Master Agreement shall be considered the Confidential Information of both Parties hereunder rather than solely JT’s Confidential Information (even if it were JT’s Confidential Information under the Original Agreement).
1.20    “Control”, “Controls” and “Controlled” shall mean, with respect to a particular item of information or intellectual property right, that the applicable Party owns or has a license to such item or right and has the ability to grant to the other Party access to and a license or sublicense (as applicable) under such item or rights as provided for herein without violating the terms of any agreement or other arrangement with any Third Party, and without incurring material additional costs to procure such Third Party rights beyond those already incurred.
1.21    “Develop” shall mean the conduct of any pre-clinical, clinical or other studies or activities with respect to, or required for obtaining Regulatory Approval of, a Product (including, without limitation, quality assurance and quality control activities) or for Commercialization of a Product, along with any other clinical studies that may be conducted in accordance with this Agreement. The terms “Developing” and “Development” shall be interpreted accordingly.
1.22    “Diligent Efforts” shall mean, with respect to a Party’s obligation under this Agreement to Develop or Commercialize a Product, the level of efforts required to carry out such obligation in a sustained manner consistent with the efforts a similarly situated pharmaceutical company devotes to a product of similar market potential, risk, profit potential and strategic value resulting from its own research efforts, based on conditions then prevailing. [*].
1.23    “Dispute” shall have the meaning set forth in Section 15.1.
1.24    “Dollar” shall mean a United States dollar, and “$” shall be interpreted accordingly.
1.25    “Elvitegravir” or “EVG” or “JTK-303” have the meaning set forth in Section 1.17.
1.26    “EMA” shall mean the European Medicines Agency, or any successor thereto, which coordinates the scientific review of human pharmaceutical products under the centralized licensing procedures of the EU.
1.27    “Emtriva” or “FTC” shall mean an enantiomeric mixture of emtricitabine (which is the (-) enantiomer of the chemical [*], in which the ratio of such (-) enantiomer to its (+) enantiomer is equal to or greater than [*], including without limitation the ratio of such enantiomers being [*].
1.28    “EU” shall mean the European Union. For the purposes of this Agreement, in the event that any country leaves the European Union or a new country is formed from an existing country in the European Union, such country shall still be deemed to be a country within the European Union.
1.29    “Excluded Net Sales” shall mean Net Sales of Branded Products sold by Gilead or its Affiliates or Sublicensees for distribution solely within [*] and Net Sales [*].

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.30    “FDA” shall mean the United States Food and Drug Administration, or a successor thereto.
1.31     “GAAP” shall mean generally accepted accounting principles in the United States as consistently applied.
1.32    “Generic Licensee” shall mean a Sublicensee of Gilead or its Affiliate that has been granted a Generic License to make or sell API of EVG or Generic Versions under this Agreement and that has been granted no other rights to Products, except that a Generic Licensee may be granted the right to distribute Branded Products solely within countries in the Generic Territory. For clarity, unless otherwise expressly provided in this Agreement, both of the MPPF and any third party granted the sublicense from MPPF under Section 2 of Schedule 6.2 shall be deemed to be included in Generic Licensee.
1.33    “Generic Licenses” shall mean a sublicense by Gilead or its Affiliate of its rights granted under Article 6 of the Original Agreement or Article 6 of this Agreement to a Generic Licensee to (i) sell Generic Versions solely within the Generic Territory, (ii) make Generic Versions in India from Qualified EVG API solely for the purpose of selling them in the Generic Territory, (iii) make Generic Versions in China from Qualified EVG API solely for the purpose of selling them in the Generic Territory, (iv) make Generic Versions in South Africa from Qualified EVG API solely for the purposes of selling them in the Generic Territory, or (v) make API of EVG in India, China or South Africa and sell such API of EVG to other Generic Licensees in India, China or in South Africa, solely for the purpose of making Generic Versions pursuant to 1.32(ii) or 1.32(iii) or 1.32(iv) set forth above. For clarity, both of the sublicenses granted by Gilead to MPPF as well as MPPF License shall be deemed to be included in Generic Licensee. “Qualified EVG API” shall mean EVG API made by a Generic Licensee in India, China or South Africa or made by a contract manufacturer that makes EVG API for Gilead’s Branded Product. “India” shall mean Republic of India and “China” shall mean the People’s Republic of China but, for clarity, excluding Hong Kong SAR, Macau SAR, and Chinese Taipei.
1.34    “Generic Net Sales” shall mean the net sales of EVG Generic Versions in the Generic Territory as such net sales are defined in the applicable Generic License, and as reported by the applicable Generic Licensee. For products containing EVG and one or more other APIs, such net sales shall mean the portion of net sales allocated to the EVG component as set forth in Section 4.2 of the Generic License templates attached as Exhibit 1 and Exhibit 2 (for Exhibit 2, Section 12 of the form of sublicense agreements attached thereto) to Schedule 6.2. If such allocations are not reported by the Generic Licensee(s), then Gilead and JT shall agree on the allocation based on available data on net selling prices of applicable generic products in the Generic Territory.
1.35    “Generic Product” shall mean a Product that is sold by an unlicensed Third Party (i) in any country where there are no JT Patents or Gilead Patents; (ii) in a country where there are no Valid Claims in the JT Patents or Gilead Patents; (iii) in a country where the laws do not provide for the effective enforcement of Patent rights; or (iv) in any other country where the Parties both determine that it is not commercially reasonable to pursue Third Party infringers. A Generic Product is also a Product that is sold pursuant to a compulsory license for the Licensed Indication (which

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

compulsory license is for sales at a Net Selling Price that is less than or equal to what would be the Net Selling Price of a Product sold by an unlicensed Third Party in a comparable non-patent country).
1.36    “Generic Territory” shall mean the Access Group A Countries and the Access Group B Countries.
1.37    “Generic Versions” shall mean the Products manufactured by Generic Licensees that are not sold under any Regulatory Approvals obtained by or for Gilead or its Affiliate, and which are marketed and promoted using different product trademarks than the Product Trademark. For clarity, it is expected that Generic Versions will receive Regulatory Approvals based on reference to Regulatory Approvals obtained by or for Gilead for Branded Products.
1.38    “Genvoya” shall mean that certain Product containing the following four active ingredients: Elvitegravir, COBI, FTC and TAF, that is Commercialized under the Product Trademark GENVOYA®.
1.39    “Gilead Expanded Territory” shall mean all countries of the world, including Japan.
1.40    “Gilead Global Access Program” shall mean the distribution of Product by Gilead, or its Affiliates, through government agencies, not-for-profit, non-governmental organizations, physicians, pharmacies or patients in the countries listed in Schedule 1.2 at reduced rates.
1.41    “Gilead Indemnitees” shall have the meaning set forth in Section 11.1.
1.42    “Gilead Know-How” shall mean: (a) Know-How Controlled by Gilead or a Gilead Affiliate that is necessary for, or that has been otherwise actually used during the Original Agreement Term or the Term in the research, Development, manufacture, use, sale, offer for sale, or importation of Compounds or Products; and (b) Sublicensee Know-How.
1.43    “Gilead Original Territory” shall mean all countries of the world except Japan.
1.44    “Gilead Patent” shall mean: (a) any Patent Controlled by Gilead or a Gilead Affiliate that is necessary for, or that has otherwise actually been used during the Original Agreement Term or the Term in the research, Development, manufacture, use, sale, offer for sale, or importation of a Compound or a Product, including without limitation Gilead’s interest in Joint Patents; and (b) any Sublicensee Patent.
1.45     “Gilead Technology” shall mean all Gilead Patents and Gilead Know-How.
1.46    “GS-9350” or “COBI” shall mean [*].
1.47     “HIV” shall mean the human immunodeficiency virus.
1.48    “IND” shall mean (a) an Investigational New Drug Application as defined in the United States Food, Drug and Cosmetic Act and applicable regulations promulgated thereunder by the FDA, or (b) an equivalent application to the equivalent agency in any other country or group

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

of countries, the filing of which is necessary to commence clinical testing of a pharmaceutical product in humans in a particular jurisdiction.
1.49    “Indemnify” shall have the meaning set forth in Section 11.1.
1.50    “Infringe” shall mean the carrying out of an Infringement.
1.51    “Infringement” shall have the meaning set forth in Section 9.4(a)(i).
1.52    “IP Subcommittee” shall have the meaning set forth in Section 9.2(a).
1.53    “Japan” shall mean Japan and its possessions and territories thereof.
1.54    “Joint Committee” shall have the meaning set forth in Section 2.1.
1.55    “Joint Invention” shall have the meaning set forth in Section 9.1(a).
1.56    “Joint Patent” shall have the meaning set forth in Section 9.3(d). As of the A&R Execution Date, the Joint Patents include those Patents listed as “Joint Patents” on Schedule 1.59, and it shall include those added to such Schedule by both Parties.
1.57     “JT Indemnitees” shall have the meaning set forth in Section 11.2.
1.58    “JT Know-How” shall mean Know-How that is Controlled by JT or a JT Affiliate that is necessary for, or that has been otherwise actually used during the Original Agreement Term or the Term in, the research, Development, manufacture, use, sale, offer for sale, or importation of Compounds or Products.
1.59    “JT Patent” shall mean any Patent Controlled by JT or a JT Affiliate that is necessary for, or that has been otherwise actually used during the Original Agreement Term or the Term in, the research, Development, manufacture, use, sale, offer for sale, or importation of Compounds or Products, including without limitation JT’s interest in any Joint Patents. As of the A&R Execution Date, the JT Patents include those Patents listed on Schedule 1.59 (other than the Joint Patents), and it shall include those added to such Schedule pursuant to Section 9.1(c) of this Agreement or the Original Agreement.
1.60    “JT Patent Expenses in Access Group A Countries” shall mean [*] expenses (including attorneys’ fees) actually incurred by JT to file, maintain, Prosecute or enforce any JT Patents in or for the Access Group A Countries.
1.61     “JT Technology” shall mean all JT Patents and JT Know-How.
1.62     “Key JT Personnel” shall mean, for [*], [*], and, for [*], [*].
1.63    “Know-How” shall mean (i) all information, know-how, techniques and data specifically relating to development, manufacture, use or sale of a Compound or a Product, including but not limited to, inventions, practices, methods, knowledge, know-how, skill, experience, test

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

data (including without limitation pharmacological, toxicological, clinical, analytical and quality control data, regulatory submissions, correspondence and communications, and marketing. pricing, distribution, cost, sales, manufacturing, patent and legal data or descriptions); (ii) Regulatory Information containing know-how; and (iii) compositions of matter, assays and biological materials specifically relating to development, manufacture, use or sale of a Compound or a Product.
1.64    “Licensed Indication” shall mean all possible therapeutic and prophylactic uses (including without limitation, mono-and combination uses in the treatment of HIV infection).
1.65    “Losses” shall have the meaning set forth in Section 11.1.
1.66    “MAH Transfer” shall mean the transfer of all of the marketing authorizations for the Products in Japan from JT to GSJ pursuant to the Master Agreement.
1.67    “MAH Transfer Date” shall mean the date upon which the MAH Transfer occurs.
1.68    “Major EU Countries” shall mean France, Germany, Italy, Spain and the United Kingdom, and “Major EU Country” shall mean any one of the foregoing[*].
1.69    “Major Market” shall mean any of the United States and the Major EU Countries.
1.70    “Manufacturing Cost” shall mean an amount equal to Gilead’s cost to produce Product consisting of the amounts described in clauses (a), (b) or (c) below, as appropriate:
(a)    Internal Costs.
(i)    Material Costs, which means the prices paid to Third Parties for raw materials including intermediates and active compounds, excipients, components, packaging and labeling materials to the extent used in the manufacture and transportation of Product and purchased finished goods which are purchased from outside vendors as well as any freight and duty where applicable. Material Costs includes the quantity of the components included in the bill of material multiplied by the purchase price and the waste factor (i.e., scrap percentage) included in the bill of materials. It also includes the normal quality assurance sample quantity which is included in the bill of materials; and
(ii)    Direct Labor Costs, which means the standard labor hours required for an operation according to the standard operating procedures multiplied by the direct labor rate (i.e., the employment costs per man-hour including, without limitation, salary and employee benefits) for work centers within the relevant manufacturing operating unit; and
(iii)    Overhead Costs, which means a reasonable allocation of overhead calculated by Gilead in accordance with reasonable cost accounting methods that comply with GAAP and consistent with the way Gilead allocates such costs to products it supplies to other of its customers pursuant to contract manufacturing relationships, specifically excluding products supplied pursuant to corporate partnering or other co-development relationships. Overhead Costs shall include administrative costs directly in support of Gilead’s manufacturing operation and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

expenses associated with quality assurance, manufacturing and engineering associated with the operating unit(s) manufacturing a Product and shall include depreciation and property taxes associated with the plant(s) manufacturing a Product. These costs shall be allocated to each product line in such operating unit(s) or plant(s), whichever is applicable, based on specific criteria consistent with the standard operating procedures for each product and work center overhead rates of the party performing the work determined and allocated in a manner consistently applied within and across operating unit(s); and
(iv)    Third-Party royalties and costs of manufacturing to the extent not already paid or credited under the Original Agreement or this Agreement and not including royalties Gilead is obligated to pay under Section 8.3(a) of the Original Agreement or this Agreement.
(b)    Contract Manufacturing Costs. Gilead’s costs to acquire a Product from suppliers (which amount will be net of rebates, if any, from suppliers).
(c)    Combined Costs. For a Product that has costs arising under both Section 1.70(a) and Section 1.70(b), “Manufacturing Costs” shall consist of the sum of the costs described in each such subsection.
1.71    “Marketer Change Date” shall have the meaning set forth in the Master Agreement.
1.72    “Marketing Authorization Application” or “MAA” shall mean an application for Regulatory Approval (but excluding Price Approvals) required for marketing of pharmaceutical product. Solely as used in Section 8.2, “MAA” shall mean the application for Regulatory Approval (but excluding Price Approvals) required for marketing of the first Product in the EU.
1.73    “Master Agreement” shall have the meaning set forth in the recitals.
1.74    “Material Transfer Agreements” shall mean the Material Transfer Agreement between the Parties dated October 6, 2004, and the Clinical Trial Material Transfer Agreement between the Parties dated as of March 17, 2005.
1.75    “MPPF” shall mean the Medicines Patent Pool Foundation, at Chemin Louis-Dunant 17, 1202, 1202 Geneva, Switzerland. The sublicense of the Generic License granted by Gilead to MPPF pursuant to Section 2 of Schedule 6.2 shall be referred to as the “MPPF License”.
1.76    “MPPF License” shall have the meaning set forth in Section 1.75.
1.77    “NDA” shall mean a New Drug Application filed with the FDA to seek Regulatory Approval for a pharmaceutical product in the United States.
1.78    “Net Sales” means [*].
1.79    “Net Selling Price” shall mean the Net Sales (as defined in the [*] of the definition of “Net Sales”, without giving effect to the [*] of such definition) of a Product divided by the number of units of Product sold.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.80    “Non-breaching Party” shall have the meaning set forth in Section 14.3(a).
1.81    “Offsetting Patents” shall mean Patents controlled by a Third Party and that are required for the research, Development, manufacture, use, sale, offer for sale or importation of Elvitegravir based on the formulation furnished by JT to Gilead, as used for treatment or prophylaxis of HIV infection and to the extent based on the manufacturing process provided by JT to Gilead.
1.82    “Original Agreement” shall have the meaning set forth in the recitals.
1.83    “Original Agreement Effective Date” shall mean the date on which the Original Agreement became effective, which date was April 4, 2005.
1.84    “Original Agreement Term” shall mean the period from the Original Agreement Effective Date through the Amended Effective Date.
1.85    “Other Indication” shall mean therapeutic and prophylactic uses other than in the treatment and prophylaxis of HIV infection.
1.86    “Patent” shall mean (a) all patents, certificates of invention, applications for certificates of invention, and patent applications, including without limitation patent applications under the Patent Cooperation Treaty and the European Patent Convention, and abandoned patent applications throughout the world, together with (b) any renewal, divisional, continuation (in whole or in part), or continued prosecution applications of any of such patents, certificates of invention and patent applications, and any all patents or certificates of invention issuing thereon, and any and all reissues, reexaminations, extensions, divisions, renewals, substitutions, confirmations, supplemental protection certificates, registrations, revalidations, revisions, and additions of or to any of the foregoing, and any counterparts in any other country of any of the foregoing and any other patents and patent applications claiming priority back to any of the foregoing.
1.87    “Payment Term” shall have the meaning set forth in Section 8.3(e).
1.88     “Price Approval” shall mean the receipt of approval (to the extent that such approval is required) by the applicable governmental authority with respect to the price at which a pharmaceutical product is sold and can be reimbursed by healthcare insurers, non-profits, government programs, and the like.
1.89    “Product” shall mean (i) any pharmaceutical product that contains Compound as the sole active pharmaceutical ingredient, or (ii) a Combination Product.
1.90    “Product Labeling” shall mean (i) the full prescribing information for any Product, as approved by the relevant Regulatory Authority and (ii) all labels and other written, printed or graphic information included in or placed upon any container, wrapper or package insert used with or for any Product that complies with the Regulatory Approval for such product.
1.91    “Product Trademarks” shall have the meaning set forth in Section 9.7(b).

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.92    “Promotional Materials” shall mean all written, printed, electronic or graphic material used for promotion or Commercialization of Products, including Combination Products.
1.93    “Prosecution” shall have the meaning set forth in Section 9.3(a).
1.94     “Regulatory Approval” shall mean all approvals (including, without limitation, supplements, amendments, and Price Approvals), licenses, registrations or authorizations of any national, supra-national, regional, state or local regulatory agency, department, bureau, commission, council or other governmental entity, necessary for the manufacture, distribution, use or sale of a Product in a given regulatory jurisdiction.
1.95    “Regulatory Authority” shall mean the FDA or a counterpart of the FDA outside the United States.
1.96    “Regulatory Information” shall mean know-how, trade secrets, procedures, information, technology, experimental data, pre-clinical, non-clinical and clinical data, clinical safety, post-market safety, efficacy or comparative data, including without limitation raw or patient data, and any and all material information or reports relating to the development, registration, manufacture and commercialization of a Product that is reasonably necessary or required for Regulatory Approval of a Product. For illustration, Regulatory Information includes, but is not limited to draft and final copies of all NDAs and INDs that are to be submitted or have been submitted by JT and Gilead or their respective Affiliates to the regulatory authorities, including, without limitation, the FDA or EMA, and that are included in other NDAs and INDs for a Product filed by either Party or its Affiliates, together with all material subsequent correspondence and data submissions relating to the foregoing, and all improvements or inventions made or obtained by either Party or its Affiliates, which are reasonably necessary or required to the formulation of a Product or the manufacture, development and registration of a Product.
1.97    “Remaining Competitive Recovery” shall have the meaning set forth in Section 9.4(f)(i).
1.98    “Reverted Country” shall mean a country in the Gilead Original Territory as to which Gilead’s rights under this Agreement are terminated in part by JT pursuant to Section 14.3(c).
1.99    “Sole Invention” shall have the meaning set forth in Section 9.1(a).
1.100    “Stribild” or “Quad” shall mean a combination pharmaceutical product in oral formulation as developed by Gilead containing as its sole APIs FTC, TDF, EVG and COBI, that is Commercialized under the Product Trademark Stribild®.
1.101    “Sublicensee” shall mean a Third Party that is a sublicensee of Gilead rights granted under Article 6.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

1.102    “Sublicensee Know-How” shall mean Know-How owned, assigned to, developed by, or in-licensed by a Sublicensee that is necessary for, or actually used during the Term in, the Sublicensee’s Development or Commercialization of a Product.
1.103    “Sublicensee Patent” shall mean any Patent owned, assigned to, or in-licensed by a Sublicensee that is necessary for, or actually used during the Term in, the Sublicensee’s Development or Commercialization of a Product.
1.104    “Supply Agreement” shall mean any supply agreement between the Parties or their respective Affiliates in effect as of the Amended Effective Date or thereafter entered into by the Parties or their respective Affiliates, to the extent governing the commercial supply of the Products, including any supply agreement entered into or amended pursuant to the Master Agreement.
1.105    “TAF” or “GS-7340” shall mean the amidate prodrug of tenofovir having the chemical formula [*].
1.106    “TDF” or “Viread” shall mean tenofovir disoproxil fumarate, having the chemical formula [*].
1.107    “Term” shall have the meaning set forth in Section 14.1.
1.108    “Third Party” shall mean any entity other than JT or Gilead or an Affiliate of either Party.
1.109    “Third Party Claim” shall have the meaning set forth in Section 11.1.
1.110    “Third Party Royalties” shall mean up-front, milestone, royalty and any other similar payments paid by Gilead to any Third Party for Offsetting Patents for the Development, manufacture, use sale, offer for sale, or importation of Compound or Product.
1.111    “Truvada” shall mean the combination product sold in Japan under the VTE License Agreement by JT containing both TDF and FTC as its sole APIs.
1.112    “Valid Claim” shall mean a claim of an issued and unexpired Patent, which has not been revoked or held unenforceable or invalid by a decision of a court or other governmental agency of competent jurisdiction, and which is not appealable or has not been appealed within the time allowed for appeal, and which has not been disclaimed, denied or admitted to be invalid or unenforceable through reissue, re-examination, disclaimer or otherwise.
1.113    “Viread” shall mean shall mean the pro-drug of Tenofovir known as tenofovir disoproxil fumarate, having the chemical formula (9-[(R)-2-[[bis [[isopropoxycarbonyl)oxy] methoxy] phosphinyl] methoxy] propyl] adenine fumarate).
ARTICLE 2
MANAGEMENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

2.1    Disbandment of the Joint Committee. The Parties established a Joint Committee (the “Joint Committee”) under the Original Agreement to provide a forum for the Parties to share and discuss their respective plans relating to the Development and Commercialization of Compound(s) and Products and to coordinate activities to be taken by the Parties with respect to the Development and Commercialization of such Compound(s) and Products. The Parties have agreed to disband the Joint Committee and any working groups or subcommittees thereunder other than the IP Subcommittee effective as of the Amended Effective Date. For clarity, until the Amended Effective Date, the Joint Committee will continue to operate in accordance with the Original Agreement. The decisions of the Joint Committee made prior to its disbandment shall remain in effect to the extent such decisions are not in conflict with this Agreement or the Master Agreement or Ancillary Agreements. If a conflict or inconsistency arises between a previous decision of the Joint Committee and this Agreement, this Agreement shall prevail and the Parties shall disregard such previous decision of the Joint Committee to the extent that such decision is in conflict or inconsistent with this Agreement.
2.2    Decision-Making Following Disbandment. Any disputes or disagreements, concerning matters that directly relate to either Party’s Patents or Know-How (other than matters relating to a breach of this Agreement), and that cannot be resolved by the IP Subcommittee, shall be decided by [*].
2.3     Selection of Alliance Managers. Each Party shall designate an appropriate person to facilitate communication, interaction and coordination of the Parties’ activities under this Agreement relating to Products (each, an “Alliance Manager”). Each Alliance Manager shall have appropriate experience. Each Party may change its Alliance Manager from time to time upon notice to the other Party.
2.4    Responsibilities. The Alliance Managers may attend all meetings of the IP Subcommittee. Each Alliance Manager shall (i) be the initial point of contact and communication for each Party to identify actual or potential disputes arising in connection with this Agreement; (ii) refer such issues or disputes to the IP Subcommittee for discussion as appropriate; (iii) plan and coordinate cooperative efforts for internal and external communications and notices; and (iv) ensure that governance activities, including production of meeting minutes and relevant action items agreed upon at meetings of the Parties’ representatives and the IP Subcommittee, as applicable, are appropriately carried out, referred to the appropriate employees of each Party, or are otherwise addressed by the Parties.
2.5    [Reserved]
2.6    Collaboration Guidelines. In all matters relating to this Agreement, each Party shall seek to comply with good pharmaceutical and environmental practices consistent with its own existing practices. Subject to the terms of this Agreement, the activities and resources of each Party shall be managed by such Party, acting independently and in its individual capacity. The relationship between JT and Gilead is that of independent contractors and neither Party shall have the power to bind or obligate the other Party in any manner, other than as is expressly set forth in this Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

ARTICLE 3
DEVELOPMENT
3.1    Performance. As between the Parties, except as otherwise set forth in the Master Agreement and the Ancillary Agreements with respect to Japan, Gilead shall have the sole right to conduct regulatory, non-clinical, clinical, pharmaceutical, commercial development, manufacturing, registering and marketing of a Product for the Licensed Indication in the Gilead Expanded Territory in accordance with this Article 3. Gilead shall devote Diligent Efforts to the Development of a Product for use in the treatment of HIV infection to support the Commercial Launch of such Product in the Gilead Expanded Territory in accordance with this Agreement. Gilead shall bear all of the costs and expenses incurred in connection with any such activities performed, except as may otherwise be set forth with respect to Japan in the Master Agreement and the Ancillary Agreements.
3.2    Development Plan.    In the event there are additional Gilead-sponsored clinical studies undertaken to further Develop any Product, then no more frequently than semi-annually, Gilead shall provide JT with a high-level plan for such additional clinical studies in a format mutually agreed upon in writing (“Gilead Development Plan”).
3.3    Reports and Information. Gilead shall update JT periodically regarding significant Development and regulatory activities with respect to Products for the Licensed Indication. In addition, if Gilead is conducting any additional clinical studies on a Product, Gilead shall deliver a semi-annual high-level written report to JT summarizing Gilead’s significant clinical and regulatory activities with respect to Products pursuant to this Agreement in a format mutually agreed upon in writing.
3.4    Ad Hoc Development Meeting.     Upon JT’s reasonable request, Gilead and JT shall hold an ad hoc meeting to discuss any further development of the Products by Gilead (“Development Meetings”). Development Meetings may take place by telephonic or video conference or in person at such location as the Parties mutually agree, and they will be limited to no more than [*] Development Meetings per calendar year, provided that additional Development Meetings may also be held with the consent of each Party and neither Party shall unreasonably withhold or delay its consent to hold such additional Development Meetings. Alliance Managers from each Party shall act as the chairperson for the Development Meetings, and shall send an agenda for each Development Meeting at least [*] Business Days prior to the date of such meeting. Each Party shall bear its own costs, including travel, lodging, food and telephone or video conference costs, for its personnel attending any Development Meeting.
3.5    Information Exchange.
(a)    Obligation to Exchange Information. During the Term, subject to Section 3.5(b) and Section 4.2(a):
(i)    JT shall, upon reasonable request by Gilead, make available, on a fully paid-up basis, to Gilead, as soon as practicable after such request, JT Know-How and Regulatory Information which is Controlled by JT or any of its Affiliates, that has not been previously

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

disclosed under the Original Agreement or under the Master Agreement, as a result of JT’s activities in Japan;
(ii)    [Reserved]
(b)    Limitations. The obligations in this Section 3.5 are subject to any existing legal or contractual restrictions or limitations on either Party; provided, however, that, if legal or contractual restrictions or limitations exist, the nature of such restrictions or limitations shall be promptly disclosed to the other Party to the extent permissible. The Party that is subject to such restrictions or limitations shall use its Diligent Efforts to obtain a waiver of such restrictions or limitations to the extent that the other Party agrees to be bound by any terms and conditions associated with any such waiver. In addition, Gilead acknowledges that, unless otherwise expressly agreed between the Parties, JT may destroy any JT Know-How and Regulatory Information after expiration of retention periods under applicable laws as long as JT has (i) provided reasonable written notice to Gilead of its intent to destroy such JT Know-How or Regulatory Information and (ii) given Gilead the opportunity to retain such JT Know-How or Regulatory Information at Gilead’s reasonable expense.
(c)    Creation of New Data. Without limiting the rights of Gilead and the obligations of JT under the Transition Services Agreement with respect to Japan, the following shall apply:
(i)    Gilead may ask JT to generate new Regulatory Information with respect to any activities conducted by JT under the Original Agreement or under the Transition Services Agreement (i.e., Regulatory Information not already in the possession or Control of Gilead) to satisfy any regulatory requirements applicable to Gilead.
(ii)    Upon receiving such a request, JT will consider such request on a reasonable basis and provide such Regulatory Information if JT can do so without unreasonable burden, additional cost or other disadvantage to JT.
(iii)    If new Regulatory Information requested pursuant to Section 3.5(c)(i) would impose additional costs on JT, Gilead shall pay all of such costs, subject to Gilead’s advance written approval of JT’s incurring such additional costs.
(d)    Permitted Purposes. Gilead or its Sublicensees may use Regulatory Information received pursuant to this Section 3.5 only for Gilead’s development or marketing activities, including filing regulatory applications unless such Regulatory Information constitutes Assigned Assets under the Master Agreement, in which case this restriction shall not apply.
(e)    Form and Manner of Exchange. The exchanges of Regulatory Information shall be undertaken in written, electronic or oral form from time to time, as necessary or as reasonably requested. All Regulatory Information under this Section 3.5 will be exchanged in English to the extent necessary and possible; provided, however, that all of the costs and expenses for translation that has been requested by Gilead that are incurred by JT or its Affiliate shall be borne by Gilead, subject to Gilead’s advance approval of such costs and expenses.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

ARTICLE 4
REGULATORY MATTERS
4.1    Gilead Marketing Authorization Applications and Regulatory Approvals. Gilead shall have the sole right to file and own all INDs (if applicable), Marketing Authorization Applications and Regulatory Approvals for Products for the Licensed Indication in the Gilead Original Territory and, after MAH Transfer Date, shall also have the sole right to do so in Japan, and, except as otherwise set forth in the Master Agreement or Transition Services Agreement for Japan, shall be solely responsible for all communications with Regulatory Authorities in the Gilead Expanded Territory in relation thereto under applicable law. JT shall have the right to file and own Marketing Authorization Applications and Regulatory Approval for Products in Japan until MAH Transfer Date to the extent contemplated by the Master Agreement or Ancillary Agreements.
4.2    Gilead Access to JT Know-How and Filings.
(a)    Regulatory Data. To the extent not previously provided, JT shall provide Gilead with additional material information, data (in draft or final report form) and Know-How that is reasonably required for Regulatory Approval of Products for the Licensed Indication in the Gilead Expanded Territory, together with all material subsequent correspondence and data submissions relating to the foregoing, as soon as practicable. JT will use reasonable efforts to cooperate with Gilead and to advise Gilead with respect to questions raised with Gilead by Regulatory Authorities regarding Products; provided that Gilead shall continue to have the primary responsibility to prepare responses and respond to all such questions and inquiries.
(b)    Form of Transfer; Items not Transferred. Upon Gilead’s request, to the extent not previously provided, JT shall provide all regulatory data and related documentation that it is required to provide to Gilead hereunder in electronic form, to the extent that an electronic copy is reasonably available to JT or its Affiliates. JT shall not be required to provide in paper form to Gilead any such item that JT provides to Gilead in electronic form, except items which may be required by Regulatory Authorities in the Gilead Expanded Territory to be submitted in their original form. Gilead shall have the right, in accordance with Section 4.2(c), to reference (until the MAH Transfer) and incorporate such data in Gilead’s regulatory filings for Products in the Gilead Expanded Territory. The Parties shall discuss the form in which the Parties shall exchange Know-How pursuant to Section 3.5 and this Section 4.2, where not expressly provided in such Sections.
(c)    Regulatory Filings. Until the MAH Transfer, JT hereby grants Gilead the right to reference all of JT’s (including its Affiliates, Sublicensees and distributors) Regulatory Approvals for the Products for the Licensed Indication in Japan, and all subsequent correspondence and data submissions relating thereto, in Gilead’s regulatory filings for Products for the Licensed Indication in the Gilead Expanded Territory. Such right shall be transferable to Gilead’s Affiliates, Sublicensees and distributors.
4.3     [Reserved]
4.4    Adverse Event Reporting and Safety Data Exchange. The Parties have entered into certain safety data exchange or pharmacovigilance agreements and such agreement will be

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

terminated in accordance with the Amended and Restated Pharmacovigilance Agreement Termination Agreement as set forth in the Master Agreement.
4.5    Communications; Regulatory Filings.
(a)    Gilead Original Territory. Gilead shall be responsible for making the filings for Regulatory Approval in the Gilead Original Territory.
(b)    Japan. Subject to the Master Agreement and Transition Services Agreement, JT shall be responsible for making the filings for Regulatory Approval in Japan until the MAH Transfer Date. After the MAH Transfer Date, Gilead shall be responsible for making the filings for Regulatory Approval in Japan.
(c)    Generally. Except (i) as may be required by law, (ii) unless explicitly requested or permitted in writing to do so by Gilead, or (iii) unless contemplated by the Master Agreement and the Ancillary Agreements, JT shall not communicate regarding any Product with any Regulatory Authority having jurisdiction in the Gilead Expanded Territory or file any IND or Marketing Authorization Application for Products in the Gilead Expanded Territory. The foregoing restrictions shall cease to be applicable on a country-by-country basis upon the expiration of the last-to-expire Valid Claim of a JT Patent in such country or upon such country becoming a Reverted Country; provided that nothing in the foregoing shall contravene JT’s confidentiality obligations under this Agreement, the Confidential Disclosure Agreements or the Master Agreement.
ARTICLE 5
COMMERCIALIZATION
5.1    Performance; Gilead Activities. Gilead shall have sole responsibility for Commercializing any Product for the Licensed Indication in the Gilead Expanded Territory, as provided in this Article 5. Gilead shall devote Diligent Efforts to Commercialize a Product for use in the treatment of HIV infection in the Gilead Expanded Territory in accordance with this Agreement. Gilead shall bear all of the costs and expenses incurred in connection with all such Commercialization.
5.2    Commercialization Plans.
(a)    Gilead shall update and deliver to JT the Gilead’s plan for Commercialization of the Products (“Gilead Commercialization Plan”) not less than semi-annually and no later than [*] of each year. The Gilead Commercialization Plan will describe Gilead’s significant Commercialization activities with respect to Products pursuant to this Agreement in a mutually agreed format. The Gilead Commercialization Plan will provide a level of detail reasonably sufficient to enable JT to determine whether Gilead’s activities are consistent with the requirements of Section 5.1.
(b)    Reports and Information. Gilead shall update JT regarding Gilead’s significant Commercialization activities for Products for the Licensed Indication in the Gilead Expanded Territory. Gilead shall deliver a written report (the “Commercialization Report”) in a

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

mutually agreed format no less than semi-annually each year to JT summarizing at a high level Gilead’s significant Commercialization activities with respect to Products pursuant to this Agreement until expiration of the Payment Term.
(c)    Ad Hoc Commercialization Meeting. Upon JT’s reasonable request, Gilead and JT shall hold an ad hoc meeting to discuss Gilead’s progress with respect to Commercialization of the Products (“Commercialization Meetings”). Commercialization Meetings may take place by telephonic or video conference or in person at such location as the Parties mutually agree, and there should be no more than [*] Commercialization Meetings per calendar year, provided that additional Commercialization Meetings may also be held with the consent of each Party and neither Party shall unreasonably withhold or delay its consent to hold such additional Commercialization Meetings. Alliance Managers from each Party shall act as the chairperson for the Commercialization Meetings, and shall send an agenda for each Commercialization Meeting at least [*] Business Days prior to the date of such meeting. Each Party shall bear its own costs, including travel, lodging, food and telephone or video conference costs, for its personnel attending any Commercialization Meeting.
5.3    Promotional Materials. This Section 5.3 does not apply to Promotional Materials of Generic Licensees.
(a)    Preparation of Promotional Materials. Gilead shall have the sole right to prepare or have prepared Promotional Materials for Products for the Licensed Indication in the Gilead Expanded Territory (or may use the Promotional Materials for the Products provided to Gilead under the Master Agreement or the Transition Services Agreement to the extent provided therein).
(b)    Filing of Promotional Materials. To the extent required by applicable regulatory requirements, Gilead shall file all Promotional Materials as required by the appropriate Regulatory Authority in the Gilead Expanded Territory; provided, however, that JT shall retain the rights to file the same in Japan until MAH Transfer Date to the extent contemplated by the Master Agreement or Ancillary Agreements. All Promotional Materials and Product Labeling shall, to the extent permitted by law, identify JT as the licensor of Products.
ARTICLE 6
LICENSES, RIGHTS OF NEGOTIATION AND DISCUSSION
6.1    License to Gilead. Subject to the terms and conditions of this Agreement( including Section 6.2 with regard to Generic Licensee(s)), (a) as of the Original Agreement Effective Date, JT granted the following licenses to Gilead for the Gilead Original Territory and (b) hereby amends such license to cover Japan as follows: an exclusive (even as to JT and its Affiliates except to the extent provided in this Article 6 or the Master Agreement or Ancillary Agreements), royalty-bearing (in the case of the Gilead Original Territory, hereunder, and in the case of Japan, solely as specified in the Master Agreement) license under the JT Technology to Develop, make, have made, use, sell, have sold, offer for sale and import Compounds and Products for the Licensed Indication in the Gilead Expanded Territory, which license with respect to Japan is fully paid-up and perpetual.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Gilead shall have the right to sublicense, [*]. It is understood by the Parties that [*] for the grant of any sublicense for commercialization rights to any JT Technology [*].
6.2    Generic License for Gilead Global Access Program. JT has provided consents to Gilead entering into Generic Licenses with Generic Licensees under the Gilead Global Access Program in accordance with the terms and conditions set forth in Schedule 6.2.
6.3    [Reserved]
6.4    Affiliate Obligations. To the extent applicable, JT shall require its Affiliates to grant Gilead a license under such Affiliates’ Patents and Know-How to the extent necessary for, or actually used during the Original Agreement Term or the Term in, Development and Commercialization activities under this Agreement.
6.5    Covenants Regarding Use of Patents and Know-How.
(a)     JT Scope of License. JT covenants that it shall not practice the Gilead Technology after the Amended Effective Date outside the scope of the license granted to it under the Master Agreement.
(b)    Gilead Scope of License. Gilead covenants that it shall not practice the JT Technology outside the scope of the licenses granted to it pursuant to this Article 6.
6.6    Other [*] Products.
(a)    Permitted Gilead Activities. During the Term, Gilead or its Affiliates or Sublicensees may (i) [*]; provided, however, that Gilead may not use Confidential Information of JT, and JT does not grant and will not grant Gilead any rights under JT Patents, JT Know-How, or other JT intellectual property to conduct such activities.
(b)    Permitted JT Activities. During the Term, JT or its Affiliates may [*]; provided, however, that JT may not use Confidential Information of Gilead, and Gilead does not grant and will not grant JT any rights under Gilead Patents, Gilead Know-How, or other Gilead intellectual property, including the Assigned Assets, to conduct such activities.
6.7    No Implied Licenses. Except as expressly set forth in this Agreement, neither Party grants any license under its intellectual property rights (including without limitation Patents) to the other Party.
ARTICLE 7
MANUFACTURE AND SUPPLY
7.1    Manufacturing and Supply. Except in the case of Japan for (a) activities delegated to JT under the Transition Service Agreement or any Supply Agreement or (b) prior to the Distributor Change Date, those JT is permitted to conduct in Japan as set forth in the Master Agreement, Gilead shall be solely responsible for manufacture and supply of the Compound and finished materials

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

necessary for the Development and Commercialization of Products in the Gilead Expanded Territory.
ARTICLE 8
COMPENSATION
8.1    License Fee. The license fee paid by Gilead under the Original Agreement were and shall be [*] hereunder. For clarification, the license fee hereunder shall be paid to JT from Gilead or its Affiliates from the United States or up to two (2) other jurisdictions for which no withholding tax is applicable.
8.2    Milestone Payments.
(a)    HIV. The Parties acknowledge that all milestones payments to JT required under the Original Agreement have been paid and no further amounts are due. Any such payments were and shall be [*] under this Agreement.
(b)     Other Indications. If Gilead desires to pursue Development and Commercialization of a Product or Compound for any Other Indication, the Parties will agree on a schedule of payments for achievement of regulatory and Commercialization milestone events with respect thereto for Products in the Gilead Expanded Territory. If the Parties cannot reach an agreement, they may submit the matter for resolution in accordance with the executive negotiation and arbitration procedures set forth in Section 15.1.
8.3    Royalty Payments.
(a)    Rates. Gilead shall pay JT a royalty based on Net Sales of Products sold by Gilead and its Affiliates and Sublicensees in each country in the Gilead Original Territory in a given calendar year during the Payment Term for each Product according to the following rates:
(i)    [*] percent ([*]%) of the portion of aggregate Net Sales of Products in the Gilead Original Territory that is less than or equal to [*] Dollars ($[*]) in any calendar year;
(ii)    [*] percent ([*]%) of the portion of aggregate Net Sales of Products in the Gilead Original Territory that exceeds [*] Dollars ($[*]) and that is less than or equal to [*] Dollars ($[*]) in any calendar year; and
(iii)    [*] percent ([*]%) of the portion of aggregate Net Sales of Products in the Gilead Original Territory that exceeds [*] Dollars ($[*]) in any calendar year.
(b)    Global Access Countries.
(i)    Exclusion of the sales in Access Countries. For the purpose of Section 8.3, “Net Sales” shall [*], provided, however, that annual net sales and unit sales volume of each of Branded Products and Generic Versions (including, but not limited to, Generic Version containing a combination of APIs that are different from any Product under development or being marketed by Gilead, as set forth in Paragraph 5 of Schedule 6.2) in the Access Countries shall be reported

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

by Gilead to JT in writing on a country-by-country and product-by-product basis, within [*] days after the end of each calendar year, to the extent such information is available to Gilead.
(ii)    Royalties on Generic Net Sales. In addition to the royalties under subparagraph (a), Gilead shall also pay JT a royalty of [*] of Generic Net Sales only in Access Group B Countries of the Generic Territory.
(iii)    [*]. [*] shall be reported in the quarterly royalty reports to JT under Section 8.4.
(c)    Sales by Sublicensees. Upon request by Gilead, the Parties will in good faith discuss whether an adjustment to the royalty applicable on Net Sales made by Sublicensees outside the [*] in the Gilead Original Territory is appropriate, and if the Parties agree in writing to any adjustment, the royalty rate pursuant to Section 8.3(a) for such sales will reflect such adjustment.
(d)    Example Calculation. For example, if aggregate Net Sales of a Product for the Licensed Indication throughout the Gilead Original Territory were equal to [*] Dollars ([*]) in a calendar year, and no offsets or reductions described in Sections 8.3(g), (h) or (i) are applicable, then the royalty payable to JT hereunder for such total Net Sales would be equal to ([*]) plus ([*]) plus ([*]), for a total royalty of [*] Dollars ([*]).
(e)    Payment Term. “Payment Term” shall mean the period of time beginning upon the date of Commercial Launch of a Product in the Gilead Original Territory, and ending upon the later of, on a product-by-product and a country-by-country basis: [*].
(f)    Payment for Non-Patent Benefits. This Section 8.3 is intended to provide for payments equal to the percentages of Net Sales set forth above for a minimum of [*] In establishing this payment structure, the Parties recognize, and Gilead acknowledges, the substantial value of the various actions and investments undertaken by JT prior to the Original Agreement Effective Date. Such value is significant and in addition to the value of JT’s grant to Gilead of a patent license pursuant to Section 6.1, as it enables the rapid and effective market introduction of the Products for the Licensed Indication in the Gilead Original Territory. The Parties agree that the royalty payments calculated as a percentage of Net Sales in the Gilead Original Territory (plus the license fee and the cost reimbursements provided for elsewhere herein) provide fair compensation to JT for these additional benefits.
(g)    Generic Products. If a Third Party is selling in any country units of a Generic Product that, in any calendar year, are greater than [*] percent ([*]) of the sales by Gilead, its Affiliates and Sublicensees of units of such Product (where the API for such Product is chemically identical to the API for the Generic Product) in such country in such year, then the Parties will in good faith discuss a reduction of royalties due under Section 8.3(a) for such country; [*]. If the Parties cannot agree on the amount of such reduction, the royalty due by Gilead pursuant to this Section 8.3 for such country shall be reduced by [*] percent ([*]) of that which would otherwise be due under Section 8.3(a) for such year.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(h)    Payment of Patent Costs. In the event that Gilead reasonably elects to prosecute and maintains a patent application within the JT Patents pursuant to Section 9.3(b) in any country, then Gilead shall provide an accounting of such costs to JT and shall offset [*] percent ([*]) of the reasonable costs thereof against amounts due to JT for such country pursuant to Section 8.3; [*].
(i)    Third Party Royalties. Promptly upon learning of the need for any payments needed to secure Offsetting Patents in any country, Gilead shall give written notice to JT specifying the amount of such payments and describing the Offsetting Patents. The royalty payments required to be paid on any given date in such country pursuant to Section 8.3 shall be subject to an offsetting reduction on such date by Gilead in an amount equal to [*] percent ([*]) of the amount of Third Party Royalties that are paid to secure Offsetting Patents in such country; [*].
(j)    Limitation. Notwithstanding the foregoing, no offsets or reductions made by Gilead in any country pursuant to Section 8.3(g), (h) and (i) shall in the aggregate exceed an amount equal to [*] percent ([*]) of the amount otherwise due pursuant to Section 8.3 in such country. Any amount that has not been offset because of this Section 8.3(j) shall be eligible for offset against the next succeeding royalty payment or payments due for such Product in such country. If such deferred offset is again limited by this Section 8.3(j), the deferred amount shall be subject to offset against future royalty payments for such Product successively until a total of [*] percent ([*]) of all Third Party Royalties made in respect of such Product in such country have been offset against royalty payments paid by Gilead for such Product in such country.
8.4    Payment, Rules and Procedures.
(a)    Quarterly Reports. Royalties, payments hereunder and written reports showing the calculation and the basis for the payments shall be made by Gilead within [*]days after the end of each Calendar Quarter in which such sales of Product occur in the Gilead Expanded Territory. For clarity, however, only reporting (and not royalties or payments) is required in the case of Japan (as royalties due to JT, if any, for the sales of Product in Japan are set forth in the Master Agreement).
(b)    Other Reports. Within [*] days following the end of each Calendar Quarter in which sales of Product occur in the Gilead Expanded Territory, in the case of sales by Gilead or its Affiliates, or within [*] days after Gilead receives the account of Net Sales from its Sublicensee in the case of sales by Gilead’s Sublicensees, Gilead shall submit to JT an estimate of the Net Sales in each country of the Gilead Expanded Territory that occurred in the preceding Calendar Quarter, together with any corrections to estimates submitted in prior Calendar Quarter of the same year.
(c)    United States Dollars. Royalty payments by Gilead to JT hereunder shall be made in United States Dollars, based on calculations of such Net Sales converted and stated in United States Dollars. For clarification, the royalty payment hereunder shall be paid to JT from Gilead or its Affiliates from the United States or up to two (2) other jurisdictions for which no withholding tax is applicable.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(d)    Exchange Rate. Gilead shall use an exchange rate equal to the spot rate as published in the Eastern Edition of the Wall Street Journal as of the close of business on the business day that is two (2) Business Days before the last business day of the prior month for each month in the applicable Calendar Quarter. For example, the rate used to calculate Net Sales in the month of April would be the spot rate from the applicable business day in March; if the last business day in March were Wednesday the 31st, the rate would be based on the applicable spot rate for Monday the 29th, and if the last business day in March were Monday the 31st, the rate would be based on the applicable spot rate for Thursday the 27th. If Gilead changes its currency system, Gilead shall provide JT with prompt written notice and the Parties shall negotiate in good faith a new methodology which is acceptable under GAAP.
8.5    Additional Information. Gilead shall provide to JT any other information reasonably requested by JT to determine whether Gilead has made all payments due to JT pursuant to this Article 8.
8.6    Taxes and Payments. Each Party shall be responsible for any and all taxes levied on amounts it receives from the other under this Agreement.
8.7    Withholding Taxes. If Gilead is required by law, rule or regulation to withhold taxes from payments due JT hereunder, Gilead shall (i) deduct those taxes from the amount remittable to JT hereunder, (ii) promptly pay the taxes to the proper taxing authority, and (iii) send evidence of the obligation together with proof of payment to JT within [*] days following that payment to enable JT to claim all foreign tax credits available to it under law. The Parties understand that under the laws and regulations currently in effect, no withholding taxes apply to any payments made under this Agreement. If changes in the applicable laws and regulations result in withholding tax obligations on payments hereunder, the Parties will engage promptly in good faith discussions in order to adopt changes in order to minimize such obligations.
8.8    Payments to or Reports by Affiliates. Any payment required under any provision of this Agreement to be made to either Party, or any report required to be made by any Party, shall be made to or by an Affiliate of that Party if designated in writing by that Party and agreed to by the other as the appropriate recipient or reporting entity.
8.9    Late Payments. Any amounts not paid by Gilead when due under this Agreement shall be subject to interest from and including the date payment is due, through and including the date upon which Gilead has made a wire transfer of immediately available funds into an account designated by JT, at an annual rate equal to the sum of [*] percent ([*]%) plus the prime rate of interest quoted in (i) the Money Rates section of the New York edition of the Wall Street Journal calculated daily on the basis of a 365-day year, or (ii) if such edition is unavailable, a similar reputable data source, or (iii) if lower, the highest rate permitted under applicable law: provided that if a higher interest rate applies to payments JT must make to Third Party licensors that are based upon or derived from any late payment by Gilead under this Article 8, then such higher rate shall apply to the portion of such late payment attributable to amounts owed to such Third Party.
8.10    Accounting. Each Party shall determine any costs and expenses that may be reimbursed to a Party or reported by a Party under this Agreement using its standard accounting

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

procedures, consistently applied, to the maximum extent practical as if such Product were a solely owned product of the determining Party, except as specifically provided in this Agreement. The Parties also recognize that such procedures may change from time to time and that any such changes may affect the calculation of such costs and expenses. The Parties agree that, where such changes are economically material to either Party, adjustments shall be made to compensate the affected Party in order to preserve the same economics as reflected under this Agreement.
ARTICLE 9
INTELLECTUAL PROPERTY
9.1    Ownership and Rights.
(a)    Ownership of Inventions. Each Party shall own any inventions made solely by its employees, agents or independent contractors in conducting their activities hereunder (each a “Sole Invention”). Inventions hereunder made jointly by employees, agents or independent contractors of each Party in the course of performing under this Agreement shall be owned jointly by the Parties in accordance with joint ownership interests of co-inventors as determined under United States patent laws (“Joint Inventions”). Inventorship shall be determined in accordance with United States patent laws.
(b)    Cooperation.     Each Party shall promptly execute all papers and instruments, or require its employees or contractors to execute such papers and instruments, as applicable, so as to effectuate the ownership of JT Technology and Gilead Technology.
(c)    Updates to Schedules.
(i)     The list of Patents covering the structure of, or manufacture or use of, Elvitegravir originally set forth on Schedule 1.9B of the Original Agreement is hereby updated and shall be updated from time to time by JT, as applicable, as set forth on Schedule 1.59.
(ii)    Upon Gilead’s reasonable request, JT agrees to amend or supplement the list of JT Patents set forth on Schedule 1.59.
9.2    IP Subcommittee.
(a)    Establishment and Scope. Promptly after the Original Agreement Effective Date, the Parties established, as a subcommittee of the Joint Committee, a joint IP subcommittee (the “IP Subcommittee”) to function, until the Parties agree to disband such committee, to facilitate and discuss (i) the filing, Prosecution and maintenance of JT Patents and Gilead Patents under Section 9.3; (ii) the filing, prosecution, registration and maintenance of Product Trademarks under Section 9.7; and (iii) the need for or usefulness of any Third Party license. The IP Subcommittee shall operate under the procedures established in this Section 9.2.
(b)    Composition. The IP Subcommittee shall be composed of three (3) named representatives of Gilead and three (3) named representatives of JT. Each Party shall appoint its respective representatives to the IP Subcommittee from time to time, and may substitute one or

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

more of its representatives, in its sole discretion, effective upon notice to the other Party of such change. The members of the IP Subcommittee shall have appropriate technical or legal credentials, experience and knowledge, and ongoing familiarity with the Development and Commercialization of Compound(s) and Products, and related Patents and other IP issues arising under this Agreement. Members of the IP Subcommittee may delegate from time-to-time certain matters arising within the IP Subcommittee as they deem appropriate. Additional representatives or consultants may from time to time, by mutual consent of the Parties, be invited to attend IP Subcommittee meetings, subject to such representative’s or consultant’s written agreement to comply with the confidentiality and non-use obligations equivalent to those set forth in Article 13. Gilead shall select one (1) of its representatives as the initial chairperson of the IP Subcommittee. On each anniversary of the Original Agreement Effective Date, the Parties shall rotate designation of the chairperson.
(c)    Governance. The IP Subcommittee may resolve any issue before it based on a consensus of its members. In the event that the IP Subcommittee cannot or does not, after [*] days of good faith negotiation, reach a consensus on an issue, such conflict shall be resolved pursuant the dispute resolution set forth in Section 2.2. With respect to the need for any Third Party license described in Section 9.2(a)(iii), [*] shall make the final determination of whether to obtain such license.
(d)    Meetings. The IP Subcommittee shall meet on an as needed basis as requested by one or both Parties, in a location mutually agreed upon by the Parties, or by means of teleconference, videoconference or other similar communications equipment. Each Party shall bear its own expenses related to the attendance of such meetings by its representatives. No IP Subcommittee meeting may be conducted unless at least two (2) representatives of each Party are participating. The IP Subcommittee may choose to disband, as appropriate based on the reduced need for oversight of JT Patents or Gilead Patents under Section 9.3, or the reduced need for oversight of Product Trademark issues under Section 9.7.
9.3    Prosecution of Patents.
(a)    Prosecution. As used herein, “Prosecution” shall mean any procedure or practice before an administrative agency such as the United States Patent and Trademark Office, or an equivalent agency, including but not limited to interferences, reexaminations, reissues, oppositions. and the like.
(b)    JT Patents.
(i)    General. Except as otherwise set forth in this Section 9.3 and, in the case of the Access Group A Countries, subject to Schedule 6.2, JT shall be responsible for the filing, Prosecution and maintenance of JT Patents on a worldwide basis at its sole expense. If JT determines to abandon or not file or maintain any (i) Patent within the JT Patents in any country in the Gilead Expanded Territory; or (ii) any claim or subject matter directed to a composition of matter, manufacture or use of a Compound or Product in the Licensed Indication in any country in the Gilead Expanded Territory, then JT shall promptly notify the representatives of the IP Subcommittee and shall provide Gilead with thirty (30) days prior written notice of such determination (or such other period of time reasonably necessary to allow Gilead to assume such responsibilities). Gilead

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

shall then have the opportunity to file, Prosecute or maintain such Patent, claims or subject matter in such country in Gilead’s name and at Gilead’s sole expense, and if Gilead is Commercializing Product in such country, [*] percent ([*]) of any such costs incurred by Gilead shall be creditable against royalties to be paid to JT under Section 8.3 in that country; [*].
(ii)    JT Patent Expenses in Access Group A Countries. JT Patent Expenses in Access Group A Countries shall be billed to Gilead quarterly and shall be paid by Gilead to JT within thirty (30) days from receipt of invoice, such invoice and payments to be in United States Dollars (converted from other currencies pursuant to JT’s central currency conversion system). The IP Subcommittee shall determine a reasonable strategy, including the [*] that would cause JT to incur JT Patent Expenses in Access Group A Countries. If the IP Subcommittee agrees on the strategy for such proceeding or action, then Gilead will reimburse JT for such JT Patent Expenses in Access Group A Countries. If the IP Subcommittee does not agree on a strategy for such proceeding or action at any time, then (a) JT will be entitled to pursue its own strategy for such proceeding or action, keeping Gilead reasonably informed, and (b) Gilead [*] for such proceeding or action. Any such failure by the IP Subcommittee to agree shall not be subject to further review under Section 9.2(c) or Article 15. For clarity, [*] even if Gilead does not agree on the strategy thereof.
(iii)    Interference, Opposition, Reexamination and Reissue. If JT becomes aware of any request for, or filing or declaration of any interference, opposition, or reexamination relating to JT Patents in the Gilead Expanded Territory for which JT is responsible for Prosecution, JT shall inform Gilead within thirty (30) days of learning of such event. The Parties shall reasonably cooperate with respect to such interference, opposition, or reexamination. Gilead shall have the right to review and consult with JT regarding any submission to be made in connection with such proceeding. JT shall give Gilead timely notice of any proposed settlement of an interference relating to an JT Patent, and shall not enter into such settlement without Gilead’s prior written consent (such consent not to be unreasonably withheld or delayed).
(iv)    English Translation of JT Patents. JT has provided Gilead with English language translations of the JT Patents listed on Schedule 1.48 of the Original Agreement, and will provide Gilead with English language translations of any other JT Patents included in Schedule 1.59 as soon as practicable.
(c)    Gilead Patents. Except as otherwise set forth in this Section 9.3, Gilead shall be responsible for the filing, Prosecution and maintenance of the Gilead Patents at its sole expense. If Gilead determines to abandon or not file or maintain any (i) Patent within the Gilead Patents in any country; or (ii) any claim or subject matter directed to a composition of matter, manufacture or use of a Compound or Product in the Licensed Indication in any country, then Gilead shall promptly notify the representatives of the IP Subcommittee and shall provide JT with thirty (30) days prior written notice of such determination (or such other period of time reasonably necessary to allow JT to assume such responsibilities). JT shall then have the opportunity to file, Prosecute or maintain such Patent, claims or subject matter in any such country in JT’s name and at JT’s sole expense.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(d)    Joint Patents. Except as otherwise set forth in this Section 9.3 and in the case of certain Access Countries, subject to Schedule 6.1, with respect to Joint Inventions, the IP Subcommittee shall determine which Party shall file, Prosecute or maintain Patents covering such Joint Inventions (“Joint Patents”). Except as provided in the final sentence of this Section 9.3(d), if either Party Prosecutes a Joint Patent, such Party shall solely bear its own internal costs thereof, and the external costs for such Prosecution (e.g., outside counsel, filing fees, etc.) shall be borne equally by the Parties. Except to the extent either Party is restricted by the licenses granted to the other Party and covenants contained herein, and to the extent permitted by law, each Party shall be entitled to practice, and to grant to Third Parties or its Affiliates the right to practice, inventions claimed in a Joint Patent without restriction or an obligation to account to the other Party. Either Party may disclaim its interest in any particular Joint Patent, in which case (i) the disclaiming Party shall assign its ownership interest in such Joint Patent to the other Party for no additional consideration, (ii) the Party that is then the sole owner shall he solely responsible for all future costs of such Patent, and (iii) the disclaiming Party shall hold no further rights thereunder and such Patent shall thereafter not be a Joint Patent.
(e)    Cooperation.
(i)    If Gilead determines that (A) regulatory exclusivity of a Patent is required in a country in Gilead Expanded Territory and (B) the failure to obtain such regulatory exclusivity will have a material adverse impact on Gilead’s activities with respect to the Compound or Product in such country, then it shall notify JT in writing of such determinations and propose a commercially reasonable means to obtain such regulatory exclusivity. The Parties shall cooperate with each other in good faith to take whatever actions are reasonably appropriate in a timely manner to address the material adverse impact. JT shall not be required to effect any transfer or assignment of its Patent rights for the purpose of obtaining regulatory exclusivity in any country in the Gilead Expanded Territory without JT’s express written consent, which shall not be unreasonably withheld.
(ii)    Neither Party may take any action under this Section 9.3 that would otherwise interfere with or prevent the other Party from fulfilling its diligence obligations under this Agreement.
(iii)    If either Party becomes aware of any Patents, information or proceeding that relate to any JT Patent, Gilead Patent or Joint Patent that may adversely impact the validity, title or enforceability of such JT Patent, Gilead Patent or Joint Patent, such Party shall promptly notify the other Party of such patent, information or proceeding, provided that such notification would not contravene any existing, relevant obligations of confidentiality to which such Party may be subject.
(f)    Diligence. The Parties shall use Diligent Efforts to pursue claims and subject matter in Patents directed to Elvitegravir (a) in each [*]; and (b) in such other countries in the Gilead Expanded Territory where Gilead reasonably requests. In the United States the Parties shall use Diligent Efforts to [*]. In all [*] the Parties shall use Diligent Efforts to pursue claims in such Patents so that such claims would issue in a timely manner.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(g)    Third Party License Rights. To the extent any rights granted under this Article 9 relate to Patents subject to a license to either Party of Third Party technology, such rights shall be subject to the terms and conditions of such licenses, and the provisions of this Article 9 shall apply to such Patents only to the extent consistent with such licenses.
9.4    Infringement of Patents by Third Parties.
(a)    Notification.
(i)    Notice. If either Party learns of any alleged or threatened infringement of the JT Patents or Gilead Patents, or any misappropriation or misuse of Know-How, of which the other Party is a sole owner, co-owner or licensee, such Party shall promptly notify, in writing, the other Party of such infringement, misappropriation or misuse. Any infringement reported hereunder shall be an “Infringement”.
(ii)    Certifications. Each Party shall inform the other Party of any certification regarding any JT Patent or Gilead Patent that it has received pursuant to either 21 U.S.C. §§ 355(b)(2)(A)(iv) or (j)(2)(A)(vii)(IV) or its successor provisions, or Canada’s Patented Medicines (Notice of Compliance) Regulations Article 5, or any similar provisions in a country other than the United States and Canada, and shall provide the other Party with a copy of such certification within [*] days of receipt by such Party. JT’s and Gilead’s rights with respect to the initiation and prosecution of any legal action as a result of such certification or any recovery obtained as a result of such legal action shall be as defined in this Section 9.4.
(b)    Infringement of JT Patents.
(i)    First Right. JT shall have the first right, but not the obligation, to prosecute Infringement of the JT Patents by activities conducted by Third Parties. Except as otherwise provided in Schedule 6.2 in the case of certain Access Countries, such prosecution shall be at JT’s own expense and responsibility; provided, however, that Gilead may separately represent itself in such prosecution by counsel of its own choice (at Gilead’s own expense), in which case Gilead shall cooperate fully with JT.
(ii)    Back-up Right for Infringement in the Gilead Expanded Territory. If within [*] days after notification pursuant to Section 9.4(a)(i), or [*] days before the time limit, if any, set forth in the appropriate laws and regulations for the filing of such actions, whichever comes first, JT does not prosecute Infringement, then Gilead shall have the right, but not the obligation, to bring at Gilead’s expense and in its sole control, such appropriate action in the Gilead Expanded Territory. Such prosecution shall be at Gilead’s own expense and responsibility; provided, however, that JT may separately represent itself in such prosecution by counsel of its own choice (at JT’s own expense), in which case JT shall cooperate fully with Gilead.
(c)    Infringement of Gilead Patents. Gilead shall have the first right, but not the obligation, to bring, at its own expense, an appropriate action against the person or entity Infringing a Gilead Patent. JT shall be entitled to separate representation in such matter by counsel of its own choice (at its own expense), in which case JT shall cooperate fully with Gilead.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(d)    Cooperation and Diligence.
(i)    For any action to terminate any Infringement of JT Patents, or any misappropriation or misuse of JT Know-How, if either Party is unable to initiate or prosecute such action solely in its own name, the other Party shall join such action voluntarily and shall execute all documents necessary to initiate litigation to prosecute and maintain such action. In connection with any such action, Gilead and JT shall cooperate fully and will provide each other with any information or assistance that either reasonably requests. Each Party shall keep the other informed of developments in any such action or proceeding, including, to the extent permissible by law, the consultation and approval of any offer related thereto.
(ii)    Notwithstanding the obligations under Sections 9.4(b) and 9.4(c), neither Party may take any action under this Section 9.4 that would otherwise interfere with or prevent the other Party from fulfilling its diligence obligations under this Agreement.
(e)    Joint Patents. With respect to Third Party Infringement of jointly owned Joint Patents other than that Infringement described in Sections 9.4(b) and 9.4(c), the Parties shall confer and take such action in such manner as they shall agree. If the Parties are unable after a reasonable period of time to agree on how to proceed, then each Party may exercise its rights as joint owner of the affected Joint Patent in accordance with Section 9.1. The Parties shall allocate their expenses and recoveries in relation to such actions as they shall agree, provided that unless the Parties otherwise agree in writing, they shall divide such recoveries as set forth in Section 9.4(f)(iii).
(f)    Allocation of Proceeds. If either Party recovers monetary damages from any Third Party in an action brought under Section 9.4(b), Section 9.4(c) or Section 9.4(e), whether such damages result from the Infringement of JT Patents or Gilead Patents, such recovery shall be allocated first to the reimbursement of any expenses incurred by the Parties in such litigation (including, for this purpose, a reasonable allocation of expenses of internal patent officers). Any remaining amounts after such allocations (“Net Recovery”) shall be split as follows:
(i)    The portion of any Net Recovery that represents recovery for Infringement in the Gilead Original Territory relating to Products (“Remaining Competitive Recovery”) shall be allocated to JT in an amount equal to the total royalty that would have been payable to JT under Article 8 if Gilead had made Net Sales equivalent to the sales made by the Third Party underlying the award. The remaining portion of the Remaining Competitive Recovery shall be allocated to Gilead.
(ii)    [Reserved]
(iii)    The portion of any Net Recovery that represents recovery for Infringement in an action brought pursuant to Section 9.4(e) shall be [*] percent ([*]) to Gilead and [*] percent ([*]) to JT, unless Gilead and JT otherwise agree in writing.
9.5    Infringement of Third Party Rights.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(a)    Defense.
(i)    Gilead shall have the right, but not the obligation, to defend against any claim or initiate any declaratory judgment action relating to a Compound or Product, or bring any such action necessary to protect its interest in such Compound or Product, in the Gilead Expanded Territory at its own expense, and JT shall have the right to participate in any such suit, at its own expense. The Parties shall reasonably cooperate with respect to the defense of the claim, including if required to conduct such defense, furnishing a power of attorney.
(ii)    If, within [*] days of receiving the notice provided for in Section 9.4(a), or [*] days before the time limit, if any, set forth in the appropriate laws and regulations for the filing of a claim or response in such actions, whichever comes first, Gilead fails to take such action, or if Gilead informs JT that it elects not to exercise such first right, JT (or its designee) thereafter shall have the right to defend against such claim or initiate any declaratory judgment action relating to a Compound or Product or bring any such action necessary to protect its interest in such Compound or Product. The Parties shall reasonably cooperate with respect to the defense of the claim, including if required to conduct such defense, furnishing a power of attorney, provided that JT shall have the right to approve in advance (such approval not to be unreasonably withheld or delayed) Gilead’s strategy in any such action to the extent that such claim potentially relates to the scope, validity or enforceability of the JT Patents.
(b)    Noncontravention. Nothing in this Section 9.5 shall be deemed to relieve either Party of its obligations under Article 11.
9.6    Settlement. Each Party shall give the other Party timely written notice of the proposed settlement of any action under Sections 9.4 or 9.5, and neither Party shall consent to the entry of any judgment or settlement or otherwise compromise any such action or suit in a way that adversely affects the other Party’s intellectual property rights or its rights or interests with respect to the Compound or a Product without such other Party’s prior written consent (not to be unreasonably withheld).
9.7    Selection, Registration and Use of Product Trademarks.
(a)    [Reserved]
(b)    Registration.
(i)    Gilead will own all trademarks for the Products in the Gilead Expanded Territory (“Product Trademarks”) and be responsible for registering any Product Trademarks within the Gilead Expanded Territory. For clarity, Product Trademarks shall not include corporate names, logos or trademarks for JT and its Affiliates or Gilead and its Affiliates. Gilead shall use commercially reasonable efforts to maintain the Product Trademarks as a valid and effective trademark registration in the Gilead Expanded Territory and shall be responsible for all taxes and fees required in connection therewith. JT agrees to provide Gilead with all reasonable assistance for that purpose.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

9.8    Trademark Infringement.
(a)    Gilead. Gilead shall have the right, but not the obligation, to defend against any claim or initiate any action relating to the Product Trademarks (including Third Party Claims of infringement against any such Product Trademarks) for any Product in the Gilead Expanded Territory at its own expense, and JT shall have the right to participate in any such suit, at its own expense.
(b)    [Reserved]
(c)    Damages. The damages, if any, recovered from any such action under this Section 9.8 shall first go to reimbursement of each Party’s respective costs with the remainder of recovery going to the Party who initiated such action or defense. The Parties shall reasonably cooperate with respect to the defense of the claim, including if required to conduct such defense, furnishing a power of attorney.
ARTICLE 10
REPRESENTATIONS AND WARRANTIES
10.1    Mutual Representations and Warranties. Each Party hereby represents, warrants and covenants (as applicable) to the other Party as of the Original Execution Date and, where specified, the A&R Execution Date as follows:
(a)    Corporate Existence and Power. It is a company or corporation duly organized, validly existing and in good standing under the laws of the jurisdiction in which it is incorporated, and has full corporate power and authority and the legal right to own and operate its property and assets and to carry on its business as it is now being conducted and as contemplated in this Agreement, including, without limitation, the right to grant the licenses granted hereunder.
(b)    Authority and Binding Agreement. (i) It has the corporate power and authority and the legal right to enter into this Agreement and perform its obligations hereunder; (ii) it has taken all necessary corporate action on its part required to authorize the execution and delivery of this Agreement and the performance of its obligations hereunder; and (iii) this Agreement has been duly executed and delivered on behalf of such Party, and constitutes a legal, valid and binding obligation of such Party that is enforceable against it in accordance with its terms.
(c)    No Conflict. It has not entered, and shall not enter, into any agreement with any Third Party that is in conflict with the rights granted to the other Party under this Agreement, and has not taken and shall not take any action that would in any way prevent it from granting the rights granted to the other Party under this Agreement, or that would otherwise materially conflict with or adversely affect the rights granted to the other Party under this Agreement. Its performance and execution of this Agreement shall not result in a material breach of any other contract to which it is a Party.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(d)    No Misappropriation. It has not misappropriated, and shall not misappropriate, the trade secret of any Third Party in the course of performing its responsibilities under this Agreement.
(e)    Rights in Technology. It has sufficient right in and to its Know-How and Patents, free and clear of any conflicting Third Party rights, to grant the rights set forth in this Agreement. During the Term, each Party shall devote Diligent Efforts not to diminish the rights under Know-How and Patents owned or Controlled by it that are granted to the other Party herein, including without limitation by not committing or permitting any acts or omissions which would cause the material breach of any agreements between itself and Third Parties that provide access to or rights under intellectual property rights applicable to the development, manufacture, use or sale of Products. Each Party agrees to provide promptly to the other Party notice of any such alleged breach. Each Party is in compliance in all material respects with any such agreements with Third Parties. Furthermore, where an agreement or arrangement between a Party and a Third Party governing licenses under intellectual property that, but for a requirement to obtain such Third Party’s consent to grant a license or sublicense as provided for in the Agreement, would be included in the JT Technology or the Gilead Technology, as applicable, the relevant Party to such agreement or arrangement shall use commercially reasonable efforts to obtain such consent, provided that if obtaining such consent would impose an economic burden on the other Party, then such intellectual property shall not be deemed to be Controlled by the Party requesting consent unless the other Party agrees in writing to assume such economic burden.
10.2    JT Representations. JT represents and warrants to Gilead as of the Original Execution Date and where specified, the A&R Execution Date:
(a)    JT Patents. As of the A&R Execution Date, the JT Patents listed in Schedule 1.59 are all of the Patents that JT Controls that would be infringed, but for the licenses granted to Gilead or its Affiliates pursuant to this Agreement, by the manufacture, Development, use, sale, offer for sale or importation of Products for treatment and prophylaxis of HIV infection in the Gilead Expanded Territory by Gilead.
(b)    No Liens on JT Patents. To the actual knowledge of the Key JT Personnel, the JT Patents are free and clear of any liens and encumbrances except for any minor liens and encumbrances that arise in the ordinary course of business and that do not materially detract from JT’s ability to grant licenses thereunder to Gilead as provided herein.
(c)    Third Party Know-How. To the actual knowledge of Key JT Personnel, all Know-How required for the licenses granted to Gilead in this Agreement is Controlled by JT.
(d)    Commercialization of Products. To the actual knowledge of the Key JT Personnel there are no Patents (other than the JT Patents) that would be infringed by the manufacture, development, use, sale, offer for sale or importation of Compound for treating HIV infection in the Gilead Expanded Territory.
(e)    Non-Infringement of JT Technology by Third Parties. To the actual knowledge of the Key JT Personnel there are no activities by Third Parties that would constitute

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

infringement or misappropriation of the JT Technology as applied to treating HIV infection within the Gilead Expanded Territory.
(f)    No Sublicensee. There is no Third Party that is or has been a (sub)licensee of JT or its Affiliates with respect to any (i) Patents or (ii) Know-How that is, in either case ((i) or (ii)), necessary for, or actually used during the term of the Original Agreement in, the Development or Commercialization of a Product.
10.3    Non-infringement of Third Party Rights. To the actual knowledge of the Key JT Personnel there are no claims by a Third Party that any Patent or trade secret right owned or controlled by such Third Party would be infringed or misappropriated by the manufacture, develop, use, sale, offer for sale or importation of Compound for use in treating HIV infection in the Gilead Expanded Territory.
10.4    Knowledge of Specified Individuals. No knowledge shall be imputed to any Key JT Personnel, and no Key JT Personnel shall be expected or required to undertake any investigation or inquiry of any nature for the purpose of verifying the accuracy of any representation, warranty or other statement set forth in this Agreement.
10.5    Gilead Representations and Covenant. Gilead represents and warrants to JT as of the A&R Execution Date that neither Gilead nor its Affiliates is a party to any agreement which would (i) restrict Gilead or its Affiliates from [*], or any other [*] for [*] that Gilead or its Affiliate or Sublicensee owns or Controls (or comes to Control) together with [*], and (ii) as a result of such restriction, would inhibit the Development or Commercialization of Product. Gilead agrees not to enter into and to cause its Affiliates not to enter into any such agreement during the Term.
10.6    Disclaimer. Gilead understands that Compound or Products are the subjects of ongoing clinical research and development and that JT cannot assure the safety or usefulness of Compound and Products. JT makes no warranty except as set forth in this Article 10 (other than those set forth in the Master Agreement or any Ancillary Agreement) concerning its Patents or Know-How.
10.7    No Other Representations. The express representations and warranties stated in this Article 10 (other than those set forth in the Master Agreement or any Ancillary Agreement) are in lieu of all other representations and warranties, express, implied, or statutory, including without limitation, warranties of merchantability, fitness for a particular purpose, non-infringement or non-misappropriation of Third Party intellectual property rights.
ARTICLE 11
INDEMNIFICATION
11.1    Indemnification by JT. JT hereby agrees to defend, hold harmless and indemnify (collectively “Indemnify”) Gilead and its Affiliates, agents, directors, officers and employees (the “Gilead Indemnitees”) from and against any and all liabilities, expenses or losses, including without limitation reasonable legal expenses and attorneys’ fees (collectively “Losses”) in each case resulting from Third Party suits, claims, actions and demands (each, a “Third Party Claim”) arising

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

directly or indirectly out of (i) a breach of any of JT’s obligations under this Agreement, including without limitation JT’s representations and warranties or covenants pursuant to Article 10 (other than those set forth in the Master Agreement or any Ancillary Agreement); or (ii) (A) the research, development, or use of Compounds or Products by JT or its Affiliates anywhere in the world, or (B) the sale, offer for sale or importation of Compound or Products by JT or its Affiliates or Third Party licensees conducted in Japan and to the extent that such sale, offer for sale or importation is conducted prior to January 1, 2019. JT’s obligation to Indemnify the Gilead Indemnitees pursuant to this Section 11.1 shall not apply to the extent that any such Losses (A) arise from the negligence or intentional misconduct of any Gilead Indemnitee; (B) arise from any breach by Gilead of this Agreement or any Supply Agreement (including without limitation any such breach that results in any defect in Compound or Products or failure of Compound or Products to conform to relevant specifications arising out of Gilead’s failure to manufacture and supply, or to have manufactured and supplied Compound or Product to JT in compliance with any Supply Agreement); or (C) are Losses for which Gilead is obligated to Indemnify the JT Indemnitees pursuant to Section 11.2.
11.2    Indemnification by Gilead. Gilead hereby agrees to Indemnify JT and its Affiliates, agents, directors, officers and employees (the “JT Indemnitees”) from and against any and all Losses resulting from Third Party Claims arising directly or indirectly out of (i) a breach of any obligations of Gilead under this Agreement, including without limitation Gilead’s representations and warranties or covenants pursuant to Article 10; or (ii) the Development, manufacture (to the extent of any formulation work performed by Gilead pursuant to Article 7), storage, distribution, promotion, labeling, handling, use, sale, offer for sale or importation of Compound or Products by Gilead, its Affiliates, its Third Party licensees or its Generic Licensees in the Gilead Expanded Territory (subject to Section 11.3). Gilead’s obligation to Indemnify the JT Indemnitees pursuant to the foregoing sentence shall not apply to the extent that any such Losses (A) arise from the negligence or intentional misconduct of any JT Indemnitee; (B) arise from any breach by JT of this Agreement or any Supply Agreement; or (C) are Losses for which JT is obligated to Indemnify the Gilead Indemnitees pursuant to Section 11.1. A Supply Agreement, if any, may provide additional indemnification obligations of Gilead as the supplier of Compound or Products, including without limitation that Gilead shall indemnify JT for any Third Party Claims arising out of any failure by Gilead to manufacture and supply, or to have manufactured and supplied, Compound or Products in compliance with such agreements.
11.3    Unknown Source Product Liability. All other liabilities, losses, damages, costs or expenses (including reasonable legal fees) relating to or involving the Compound or Products, including the inherent properties and characteristics of Compound or Products, which are not covered by Section 11.1 or Section 11.2 shall be the responsibility of the Party marketing the Compound or Products in the country in which the Compound or Products were sold at the time of such sale. Both Parties hereby acknowledge and agree that the Party marketing the Compound and Products sold in Japan prior to January 1, 2019 shall be JT and that the Party marketing the Compound and Products sold in Japan on or after January 1, 2019 shall be Gilead (whether or not Gilead has commenced marketing the Products as of such date). Such marketing Party shall Indemnify the other Party, its Affiliates, directors, officers, employees and agents from and against any and all Losses which the other Party or its Affiliates, directors, officers, employees or agents may incur or be required to pay resulting from or arising in connection therewith.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

11.4    Procedure. To be eligible to be Indemnified hereunder, the indemnified Party shall provide the indemnifying Party with prompt notice of the claim giving rise to the indemnification obligation pursuant to this Article 11 and the exclusive ability to defend (with the reasonable cooperation of the indemnified Party) or settle any such claim; provided, however, that the failure to so notify the indemnifying Party shall not relieve the indemnifying Party from any Liability that it may have to the indemnified Party, except to the extent that such failure actually and materially prejudices the indemnifying Party’s ability to defend such claim; and further provided, that the indemnifying Party shall not enter into any settlement for damages other than monetary damages without the indemnified Party’s written consent, such consent not to be unreasonably withheld, delayed or conditioned. The indemnified Party shall have the right to participate, at its own expense and with counsel of its choice, in the defense of any claim or suit that has been assumed by the indemnifying Party. If the Parties cannot agree as to the application of Sections 11.1, 11.2 or 11.3 to any particular Third Party Claim, the Parties may conduct separate defenses of such Third Party Claim.
11.5    Insurance. Each Party shall procure and maintain insurance (or self-insure or retain risks at each Party’s discretion), including product liability insurance, adequate to cover its obligations hereunder and which are consistent with normal business practices of prudent companies similarly situated at all times during which any Product is being clinically tested with human subjects or commercially distributed or sold. It is understood that such insurance shall not be construed to create a limit of either Party’s liability with respect to its indemnification obligations under this Article 11. Each Party shall provide the other with written evidence of such insurance or ability to retain risks upon request. Each Party shall provide the other with written notice at least thirty (30) days prior to the cancellation, non-renewal or material change in such insurance or self-insurance or ability to retain risks which materially adversely affects the rights of the other.
11.6    Limitation of Liability. EXCEPT TO THE EXTENT SUCH PARTY MAY BE REQUIRED TO INDEMNIFY THE OTHER PARTY UNDER THIS ARTICLE 11 OR UNDER THE MASTER AGREEMENT OR ANY ANCILLARY AGREEMENTS, AND EXCEPT FOR A PARTY’S BREACH OF ITS OBLIGATIONS UNDER SECTION 6.5 OR ARTICLE 13, NEITHER PARTY NOR ITS RESPECTIVE AFFILIATES AND LICENSEES SHALL BE LIABLE FOR SPECIAL, EXEMPLARY, CONSEQUENTIAL OR PUNITIVE DAMAGES, WHETHER IN CONTRACT, WARRANTY, TORT, STRICT LIABILITY OR OTHERWISE.
ARTICLE 12
RECORDS; AUDITS; PUBLICATIONS
12.1    Records; Audits. Each Party shall keep or cause to be kept such records as are required to determine, in a manner consistent with generally accepted accounting principles in the United States with respect to JT, and in Japan with respect to Gilead, the sums or credits due under this Agreement. If either Party requires additional information from the other Party in order to comply with the generally accepted accounting principles in the United States (for JT) or Japan (for Gilead), then the other Party shall make its reasonable efforts to provide such information promptly. At the request (and expense) of either Party (the “Auditing Party”), the other Party (the “Audited Party”) and its Affiliates and licensees and Sublicensees shall permit an independent

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

certified public accountant appointed by the Auditing Party and reasonably acceptable to the Audited Party, at reasonable times and in the presence of representatives of the Audited Party, upon reasonable notice and no more frequently than [*] per [*], to examine only those records as may be necessary to determine, with respect to any [*] ending not more than [*] years prior to such Auditing Party’s request, the correctness or completeness of any report or payment made under this Agreement. The auditor’s reports of any such examination shall be (i) limited to information relating to the Products, (ii) made available to both Parties, and (iii) subject to Article 13. The Auditing Party shall bear the full cost of the performance of any such audit, unless such audit discloses an underpayment of more than [*] from the amount actually due to the Auditing Party. In such case, the Audited Party shall [*] of the performance of such audit. Notwithstanding the foregoing, Schedule 6.2 shall govern the Parties’ respective rights and obligations with respect to the audit of Generic Licensees.
12.2    Review of Publications and Marketing Materials. If a Party wishes to publish or present the results of any clinical or other studies permitted to be performed by such Party under this Agreement, such Party shall provide the other Party a copy of any proposed abstracts, manuscripts or presentations (including verbal presentations) that relate to any Product as soon as practicable prior to their intended submission for publication or presentation. The other Party shall have the right to (i) review and propose modifications to the publication or presentation for patent reasons, trade secret reasons or business reasons or (ii) to request a reasonable delay (not to exceed [*] days) in publication or presentation in order to protect patentable information. If the other Party requests modification to the publication or presentation, the publishing Party shall edit such publication or presentation to prevent disclosure of trade secret or proprietary business information of the other Party prior to submission of the publication or presentation. Neither Party shall publish or present the other Party’s Confidential Information.
ARTICLE 13
CONFIDENTIALITY
13.1    Treatment of Confidential Information. The Parties agree that during the Term, and for a period of [*] years after this Agreement expires or terminates, a Party receiving Confidential Information of the other Party shall (i) maintain in confidence such Confidential Information to the same extent such Party maintains its own proprietary industrial information of similar kind and value (but at a minimum each Party shall use commercially reasonable efforts to maintain Confidential Information in confidence); (ii) not disclose such Confidential Information to any Third Party without prior written consent of the disclosing Party, except for disclosures made in confidence to any Third Party pursuant to a plan approved by the Parties, or to its licensees or Sublicensees who agree to be bound by obligations of non-disclosure and non-use at least as stringent as those contained in this Article 13; and (iii) not use such Confidential Information for any purpose except those purposes permitted by this Agreement or the Master Agreement.
13.2    Authorized Disclosure. Notwithstanding any other provision of this Agreement or the Master Agreement, each Party may disclose Confidential Information of the other Party:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(i)    to the extent and to the persons and entities required by an applicable law, rule, regulation or order; provided, however, that the Party required to disclose Confidential Information shall first have given prompt notice to the other Party hereto to enable such Party to seek any available exemptions from, or limitations on, such disclosure requirement and shall reasonably cooperate in such efforts with the other Party;
(ii)    to the extent and to the persons and entities required by rules of the National Association of Securities Dealers, the Japanese Securities Dealers Association or any other applicable association governing the stock exchange on which a Party’s stock is listed; and
(iii)    as necessary to file or prosecute patent applications, prosecute or defend litigation or otherwise establish rights or enforce obligations under this Agreement, but only to the extent that any such disclosure is necessary.
13.3    Publicity; Terms of Agreement. The Parties agree that the material terms of this Agreement, and the fact that discussions concerning this Agreement are taking place, are included within the Confidential Information of both Parties, subject to the special authorized disclosure provisions set forth in Sections 13.2 and 13.4 and the Master Agreement. JT acknowledges that Gilead may wish or be required to issue press releases relating to the activities under this Agreement. Except as permitted under Sections 13.4(b)-(d), JT shall have the right to issue press releases relating to the activities under this Agreement only with the prior written approval of Gilead.
13.4    Review of Press Releases    .
(a)    If Gilead wishes to issue press releases or otherwise make public statements or disclosures concerning this Agreement, Gilead shall give reasonable prior advance notice of the proposed text of such announcement to JT for review and comment (except as otherwise provided herein).
(b)    A Party may repeat any information as to the terms of this Agreement that have already been publicly disclosed by such Party in accordance with Section 13.2 or 13.3 without going through the review procedures set forth in this Section 13.4(a).
(c)    A Party may disclose the terms of this Agreement to potential investors, sublicensees or commercial partners who are bound in writing by obligations of non-disclosure and non-use of the terms of this Agreement at least as stringent as those contained in this Article 13.
(d)    A Party may disclose the financial terms of this Agreement to any Third Party or in any press release only (i) with the prior written approval of the other Party, or (ii) if required by applicable Law, rule or regulation.
ARTICLE 14
TERM AND TERMINATION
14.1    Term. This Agreement shall be effective and commence on the Amended Effective Date and until such date, the Original Agreement shall continue in effect. As of the Amended

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Effective Date, the Original Agreement is hereby automatically terminated, except that the surviving terms of the Original Agreement shall continue to govern activities that occurred under the Original Agreement. This Agreement, unless terminated earlier pursuant to (a) Sections 14.2, 14.3 and 14.4 or (b) in the event this Agreement terminates as a result of the termination of the Master Agreement (in which case the Original Agreement shall remain in effect), shall be in full force and effect until the expiration of the last to expire Payment Term (the “Term”). Upon expiration of the Payment Term in a particular country in the Gilead Original Territory, the licenses granted under Article 6 shall become fully paid-up with respect to such country.
14.2    Elective Termination by Gilead. Gilead shall have the right in its sole discretion and for any reason to terminate this Agreement in its entirety, upon [*] months’ prior written notice to JT.
14.3    Termination for Breach.
(a)    Notice. If either Party believes that the other Party is in material breach of this Agreement, then the Party holding such belief (the “Non-breaching Party”) may deliver notice of such breach to the other Party (the “Notified Party”). The Notified Party shall have [*] days to cure such breach to the extent involving non-payment of amounts due hereunder, and [*] days to either cure such breach, or, if cure of such breach other than non-payment cannot reasonably be effected within such [*]-day period, to deliver to the Non-breaching Party a plan reasonably calculated to cure such breach within a timeframe that is reasonably prompt in light of the circumstances then prevailing. Following delivery of such plan, the Notified Party shall devote Diligent Efforts to carry out the plan and cure the breach.
(b)    Termination for JT’s Breach. If JT fails to cure a material breach of this Agreement as provided for in Section 14.3(a) then Gilead shall have the right in its sole discretion, upon written notice to JT, to terminate this Agreement [*].
(c)    Termination for Gilead’s Breach. If Gilead fails to cure a material breach of this Agreement as provided for in Section 14.3(a), JT shall have the right in its sole discretion, upon written notice to Gilead, to terminate this Agreement[*].
(d)    Disputes. If a Party gives notice of termination under this Section 14.3 and the other Party disputes whether such termination is proper under this Section 14.3, then the issue of whether this Agreement may properly be terminated upon expiration of the notice period (unless such breach is cured as provided in Section 14.3(a)) shall be resolved in accordance with Article 15. If as a result of such dispute resolution process it is determined that the notice of termination was proper, then such termination shall be deemed to have been effective [*] days following the date of the notice of breach. If as a result of such dispute resolution process it is determined that the notice of termination was improper, then no termination shall have occurred and this Agreement shall remain in effect.
14.4    Termination for Bankruptcy/Insolvency.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(a)    Termination. Either Party may terminate this Agreement in its entirety if (i) the other Party files in any court or agency pursuant to any statute or regulation of any state or country, a petition in bankruptcy or insolvency or for reorganization or for an arrangement or for the appointment of a receiver or trustee of Party or of its assets, (ii) the other Party proposes a written agreement of composition or extension of its debts, (iii) the other Party is served with an involuntary petition against it, filed in any insolvency proceeding, and such petition is not dismissed within [*] days after the filing thereof, (iv) the other Party proposes, or is a Party to, any dissolution or liquidation, or (v) the other Party makes an assignment for the benefit of creditors.
(b)    Rights Under US Bankruptcy Code. The Parties agree that, in the event either Party becomes subject to proceedings under the US Bankruptcy Code, the other Party, as a licensee of such rights under this Agreement, shall retain and may fully exercise all of its rights and elections under the US Bankruptcy Code. This Section 14.4 is not intended to limit any rights such other Party would have under applicable law including, without limitation, 11 U.S.C. § 365(n).
14.5    JT Rights upon Certain Terminations. If JT terminates this Agreement with respect to the Gilead Original Territory (in whole or in part) pursuant to either Section 14.3 or Section 14.4 or if Gilead terminates this Agreement pursuant to Section 14.2, then the following shall apply:
(a)    Regulatory Filings. To the extent permitted by law, Gilead, its Affiliates and Sublicensees shall [*] to JT transfer to JT all INDs, Marketing Authorization Applications, and Regulatory Approvals for Products, and all data necessary to support such INDs, Marketing Authorization Applications and Regulatory Approvals, that in each case Gilead, its Affiliate or Sublicensee holds as of the time of such termination in the Gilead Original Territory if this Agreement is terminated in whole, or in a Reverted Country if this Agreement is terminated in part. In the event of such a termination, Gilead, its Affiliates and Sublicensees shall take all actions reasonably necessary to effect such transfer of such INDs, Marketing Authorization Applications and Regulatory Approvals for Products in the Gilead Original Territory if this Agreement is terminated with respect to the Gilead Original Territory in whole, or in a Reverted Country if this Agreement is terminated in part.
(b)    Licenses. The licenses granted by JT to Gilead under Article 6 shall terminate with respect to Products in the Gilead Original Territory if this Agreement is terminated with respect to the Gilead Original Territory in whole, or in Reverted Countries if this Agreement is terminated in part. Gilead shall, and hereby does, grant to JT an exclusive, [*] irrevocable license, with the right to grant sublicenses through one (1) or more tiers of sublicenses without Gilead’s consent, under the Gilead Technology and the Trademark, to research, develop, make, use, sell, offer for sale and import Products in the Gilead Original Territory if this Agreement is terminated with respect to the Gilead Original Territory in whole, or in a Reverted Country if this Agreement is terminated in part.
(c)    No Further Representations. Gilead and its Affiliates and Sublicensees shall discontinue making any representation and withdraw registrations regarding its status as a licensee of, or distributor for, JT for Products in the Gilead Original Territory if this Agreement is

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

terminated with respect to the Gilead Original Territory in whole, or in a Reverted Country if this Agreement is terminated in part, and shall cease conducting any activities with respect to the marketing, promotion, sale or distribution of Products in the Gilead Original Territory if this Agreement is terminated in whole with respect to the Gilead Original Territory, or in a Reverted Country if this Agreement is terminated in part.
(d)    Transition Assistance. Gilead and its Affiliates shall provide such assistance, at no cost to JT, as may be reasonably necessary (i) during the period prior to the effective date of such termination, to effect the transfer of all regulatory activities, regulatory filings and Regulatory Approvals held by Gilead, its Affiliates and Sublicensees for Product in the Gilead Original Territory if this Agreement is terminated with respect to the Gilead Original Territory in whole, or in a Reverted Country if this Agreement is terminated in part; and (ii) to transfer or transition over a reasonable period of time to JT for no additional consideration a non-exclusive license to all Gilead Technology or then-existing commercial arrangements, that is, or are, necessary for, or actually used during the Term by JT to commence or continue Commercializing Products in the Gilead Original Territory if this Agreement is terminated in whole, or in a Reverted Country if this Agreement is terminated in part, including without limitation transferring all rights to the Trademark and any agreements or arrangements with relevant Third Party vendors. To the extent that any such contract between Gilead, its Affiliate or Sublicensee and a Third Party is not assignable to JT, then Gilead its Affiliate or Sublicensee shall reasonably cooperate with JT to arrange to continue to obtain such services from such entity for Gilead to provide to JT. Gilead, its Affiliates and Sublicensees shall not, during the period prior to the effective date of such termination, take any action that could adversely affect or impair the further development and commercialization of Products. The Parties shall use good faith efforts to coordinate the wind-down of Gilead’s efforts under this Agreement with respect to the terminated countries and jurisdictions.
(e)    Remaining Inventories. If this Agreement is terminated in whole in the Gilead Original Territory, JT shall have the right to purchase from Gilead, its Affiliates and Sublicensees all of the inventory of Product held by Gilead, its Affiliates and Sublicensees as of the effective date of such termination for use in the Gilead Original Territory. If this Agreement is terminated in part, JT shall have the right to purchase from Gilead, its Affiliates and Sublicensees all of the inventory of Product held by Gilead, its Affiliates and Sublicensees as of the effective date of such termination for the Reverted Countries. Any such purchase shall be at [*]. All charges, import and export compliance fees, consumption taxes, withholding taxes, customs, duties and other taxes imposed by any government taxing authority upon JT or its Affiliates in connection with the purchase of such inventory of Product shall be paid by JT or such Affiliates. JT shall notify Gilead within [*] days after the effective date of such termination whether JT elects to exercise such right. If JT does not exercise such right, then Gilead shall have the right to sell in the Gilead Original Territory any such remaining inventory over a period no greater than [*] after the effective date of such termination.
(f)    Continued Supply. If JT has terminated this Agreement with respect to the Gilead Original Territory, on a country-by-country basis, after such termination is effective Gilead shall supply the Products to JT, its Affiliate or Sublicensee for the Reverted Countries. In each case, such supply shall be on terms similar to the terms and conditions of the most recent version

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

of the Supply Agreement pursuant to which Gilead supplied JT for Japan prior to its termination pursuant to the Master Agreement and the Parties shall negotiate and enter into a new Supply Agreement. In such event the licenses granted to Gilead under Section 6.1 shall survive to the extent necessary to allow Gilead to perform such supply obligations.
14.6    Gilead Rights upon Certain Terminations.
(a)    Continuation of Certain Rights. If Gilead terminates this Agreement pursuant to Section 14.3(b), then all the licenses granted to it in Article 6 with respect to those Products which Gilead elects to continue to Develop and Commercialize shall survive such termination until the Term would otherwise expire under Section 14.1, provided that Gilead continues to pay all amounts due to JT pursuant to Article 8 for as long as Gilead is required to pay such amounts hereunder. The Parties’ obligations under Sections 4.2, 4.4, 4.5, 9.1, 9.3, 9.4, 9.5, 9.6, 9.7, and 9.8 shall continue to the extent applicable.
(b)    Transition Assistance. JT shall provide such assistance, at no cost to Gilead, as may be reasonably necessary to transfer or transition over a reasonable period of time to Gilead all other technology or Know-How, or then-existing commercial arrangements, that is, or are, necessary or useful for Gilead to continue Commercializing Products to the extent reasonably requested by Gilead.
14.7    Survival. In addition to as otherwise provided in Article 14, the following provisions shall survive any expiration or termination of this Agreement for the period of time specified therein, or if not specified, then they shall survive indefinitely: Articles 1, 11 (solely as to actions arising during the Term or in the course of a Party’s exercise of licenses it retains after the Term), 12, 13, 14, and 16 and Sections 6.5; 8.6; 8.7; 8.8; 8.9; 9.1; 9.4; 9.5; 9.6; 9.8; 15.1 and 15.2. Termination of this Agreement shall not relieve the Parties of any liability which accrued hereunder prior to the effective date of such termination nor preclude either Party from pursuing all rights and remedies it may have hereunder or at law or in equity with respect to any breach of this Agreement. The remedies provided in this Article 14 are not exclusive of any other remedies a Party may have in law or equity.
ARTICLE 15
DISPUTE RESOLUTION
15.1    Dispute Resolution. Except as provided in Section 15.1(c) any dispute, controversy or claim arising out of or relating to the validity, formation, enforceability, performance, breach or termination of this Agreement (a “Dispute”) shall be settled in accordance with the provisions of this Section 15.1. If a Party intends to initiate executive negotiation/mediation or arbitration (as set forth in paragraph (a) or (b) below) to resolve a Dispute, that Party shall provide written notice to the other Party informing such other Party of such intention and of the issues to be resolved. Nothing herein shall prohibit either Party from initiating arbitration if such Party would be substantially prejudiced by a failure to act during the time that efforts are being made to otherwise resolve the Dispute.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(a)    By the Parties. The Parties shall make an earnest, good faith attempt to resolve any Dispute through negotiation. If the Parties are unable to resolve a Dispute, either Party may, by written notice to the other Party, refer such Dispute for good faith negotiation between the Chief Executive Officer of Gilead (or his designee with settlement authority) and the President of the Pharmaceutical Division of JT (or his designee with settlement authority) either in person at the offices of the Party not initiating the action or as otherwise agreed within [*] days after the date of notice. Immediately after receipt of notice of executive negotiation, the Parties may agree to give good faith consideration to the appointment of a mutually-acceptable mediator to assist in the executive negotiation, in which case the costs of mediation shall be shared equally by the Parties. Any settlement reached by mediation shall be resolved in writing, signed by the Parties, and shall be binding on them.
(b)    By Arbitration. If any Dispute (other than a Dispute concerning the ownership of Patents or Product Trademarks) has not been settled by executive negotiation/mediation after [*] days, then upon the request of either Party, the Dispute shall be finally resolved by binding arbitration administered under the Rules of Arbitration of the International Chamber of Commerce (the “ICC Rules”).
(i)    The arbitration shall be conducted by a panel of three (3) neutral arbitrators (the “Panel”) appointed in accordance with the ICC Rules.
(ii)    The arbitration proceedings shall take place in San Francisco, California, USA, if the arbitration is initiated by JT, and in Tokyo, Japan, if the arbitration is initiated by Gilead. The arbitral proceedings and all pleadings shall be in the English language. Any written evidence originally in a language other than English shall be submitted in English translation accompanied by the original or true copy thereof.
(iii)    The Panel shall have the power to decide all questions of arbitrability.
(iv)    At the request of either Party, the Panel will enter an appropriate protective order to maintain the confidentiality of information produced or exchanged in the course of the arbitration proceedings.
(v)    The Panel is empowered to award any remedy allowed by law, including monetary damages, prejudgment interest and punitive damages, and to grant final, complete, interim or interlocutory relief, including injunctive relief.
(vi)    The Parties may apply to state or federal court of competent jurisdiction within the County and City of New York, New York, for a temporary restraining order, preliminary injunction, or other interim or conservatory relief, as necessary, without breach of this arbitration agreement and without any abridgment of the powers of the arbitrators. Judgment on the award rendered by the Panel may be entered in any court having jurisdiction thereof. Each Party hereby waives any defenses it may have to the personal jurisdiction and venue of such courts to resolve such Disputes, including without limitation the defense of forum non conveniens, and each Party agrees not to file any motion to seek any relief under any forum non conveniens defense.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(vii)    Each Party shall bear its own legal fees arising in connection with the Dispute. The Panel may assess costs, fees and expenses of the ICC and the Panel to the Parties in the manner the Panel deems appropriate under the circumstances.
(c)    Matters Not Subject to Article 15. Notwithstanding anything else in this Agreement to the contrary, disputes or disagreements concerning matters that relate to either Party’s Patents or Know-How shall be addressed as provided in Section 2.2 and shall not be resolved or settled pursuant to this Article 15.
15.2    Governing Law. Resolution of all disputes arising out of or related to this Agreement or the performance, enforcement, breach or termination of this Agreement and any remedies relating thereto, shall be governed by and construed under the substantive laws of the State of New York and the federal law of the United States of America, without regard to its conflicts of law rules that would require the application of the laws of a foreign state or country.
ARTICLE 16
MISCELLANEOUS
(a)    Entire Agreement; Amendment. This Agreement, including the Schedules attached hereto and incorporated herein, sets forth the complete, final and exclusive agreement and all the covenants, promises, agreements, warranties, representations, conditions and understandings between the Parties with respect to the subject matter hereof and supersedes and terminates all prior agreements and understandings between the Parties, except for the Master Agreement, the Ancillary Agreements, the Confidential Disclosure Agreements and Material Transfer Agreements with respect to such subject matter. Except for the Master Agreement, the Ancillary Agreements, the Confidential Disclosure Agreements and Material Transfer Agreements, there are no covenants, promises, agreements, warranties, representations, conditions or understandings, either oral or written, between the Parties other than as are set forth in this Agreement. No subsequent alteration, amendment, change or addition to this Agreement shall be binding upon the Parties unless reduced to writing and signed by an authorized officer of each Party, as amended pursuant to Section 16.1(b) hereof.
(b)    The Confidential Disclosure Agreements (other than the Confidential Disclosure Agreement dated February 1, 2005 (Gilead as recipient with respect to [*])) and the Material Transfer Agreements are hereby considered amended to the extent necessary to provide that, notwithstanding any provision in such agreements to the contrary, any information and materials provided by one Party to the other Party pursuant to the Confidential Disclosure Agreements or the Material Transfer Agreements may be used by a Party to fulfill any obligation or to pursue any rights such Party has under this Agreement, including without limitation for the Development of Products.
16.2    Force Majeure. Both Parties shall be excused from the performance of their obligations under this Agreement to the extent that such performance is prevented by a force majeure event and the nonperforming Party promptly provides notice of the prevention to the other Party. Such excuse shall be continued so long as the condition constituting force majeure continues and the nonperforming Party uses reasonable efforts to remove the condition. For purposes of this

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Agreement, force majeure shall include conditions beyond the reasonable control of the Parties, including without limitation, an act of God or terrorism, voluntary or involuntary compliance with any regulation, law or order of any government, war, civil commotion, labor strike or lock-out, epidemic, failure or default of public utilities or common carriers, destruction of production facilities or materials by fire, earthquake, storm or like catastrophe; provided, however, the payment of invoices due and owing hereunder shall not be delayed by the payor because of a force majeure affecting the payor.
16.3    Notices. Any notice required or permitted to be given under this Agreement shall be in writing, shall specifically refer to this Agreement and shall be deemed to have been sufficiently given for all purposes if delivered by (i) first class certified or registered mail, postage prepaid, (ii) international express delivery service or (iii) personally, or if sent by facsimile and confirmed by electronic transmission. The notice information for each Party is set forth in the Master Agreement.
16.4    Maintenance of Records. Gilead shall keep and maintain all records required by law or regulation with respect to Products supplied or sold by Gilead or its Affiliates or Sublicensees and shall make copies of such records available to JT upon JT’s request.
16.5    No Strict Construction. This Agreement has been prepared jointly and shall not be strictly construed against either Party.
16.6    Assignment. Neither Party may assign or transfer this Agreement or any rights or obligations hereunder without the prior written consent of the other Party, except that, subject to Section 16.7, a Party may make such an assignment or transfer without the other Party’s consent to the assigning Party’s Affiliates or to its successor to all or substantially all of the business of such Party in the field to which this Agreement relates (whether by merger, sale of stock, sale of assets or other transaction), provided that any such successor (other than an Affiliate) shall, in a writing reasonably acceptable to the other Party, expressly assume performance of such rights or obligations. The JT Technology and the Gilead Technology shall exclude any intellectual property held or developed by such a successor of the relevant Party not in connection with Compound or Products. Any such assignment shall be binding on the successors of the assigning Party. Any assignment or attempted assignment by either Party in violation of the terms of this Section 16.6 shall be null and void.
16.7    Change in Control.
(a)    Gilead Change in Control. Gilead may, without JT’s consent, assign this Agreement and its rights and obligations hereunder in connection with a Change in Control of Gilead, subject to the conditions contained in this Section 16.7(a).
(i)    Upon a Change in Control, Gilead shall provide written notice to JT [*] days prior to such assignment, which notice shall specify the identity of the acquirer in the Change in Control.
(ii)    If the entity acquiring Gilead is a company that, at the time of the Change in Control, is selling any [*] product that is useful for the treatment of [*], or has [*], the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Parties, after receipt of the notice described in Section 16.7(a)(i), shall meet and discuss in good faith any adverse effect on JT by a Gilead Change in Control.
(b)    JT Change in Control. JT may, without Gilead’s consent, assign this Agreement and its rights and obligations hereunder in connection with a Change in Control of JT, subject to the conditions contained in this Section 16.7(b).
(i)    Upon a Change in Control, JT shall provide written notice to Gilead [*] days prior to such assignment, which notice shall specify the identity of the acquirer in the Change in Control.
(ii)    If the entity acquiring JT is a company that, at the time of the Change in Control, is selling any [*] product that is useful for the treatment of [*], or has [*], the Parties shall at any time within thirty (30) days after receipt of the notice described in Section 16.7(b)(i) meet and discuss in good faith whether and how to amend this Agreement to [*] or [*] the [*] or [*] of [*], or [*] concerning [*] efforts, shared by Gilead with JT pursuant to [*], and whether and how to amend or [*] the obligations of the Parties under [*].
16.8    No Blocking Effect. If the Parties do not reach a consensus on any issue discussed pursuant to Section 16.7(a) (ii) or Section 16.7 (b) (ii) prior to the applicable Change in Control, the assignment of this Agreement in conjunction with such Change in Control may proceed and the Parties (including any successors to a Party) shall continue to discuss such issues.
16.9    Performance by Affiliates. Each of JT and Gilead acknowledge that their obligations under this Agreement may be performed by their respective Affiliates and Sublicensees. Notwithstanding any delegation of obligations under this Agreement by a Party to an Affiliate or Sublicensee, each Party shall remain primarily liable and responsible for the performance of all of its obligations under this Agreement and for causing its Affiliates and Sublicensees to act in a manner consistent herewith. Wherever in this Agreement the Parties delegate responsibility to Affiliates or Sublicensees or local operating entities, the Parties agree that such entities shall not make decisions inconsistent with this Agreement, amend the terms of this Agreement or act contrary to its terms in any way.
16.10    Further Actions. Each Party agrees to execute, acknowledge and deliver such further instruments, and to do all such other acts, as may be necessary or appropriate in order to carry out the purposes and intent of this Agreement.
16.11    Compliance With Laws. Each Party covenants to comply in all material respects with all U.S. and non-U.S. federal, state and local laws, rules and regulations applicable to the development, manufacture, distribution import and export and sale of pharmaceutical products, and to the transactions contemplated by this Agreement.
16.12    Severability. If any one (1) or more of the provisions of this Agreement is held to be invalid or unenforceable by any court of competent jurisdiction from which no appeal can be or is taken, the provision shall be considered severed from this Agreement and shall not serve to invalidate any remaining provisions hereof. The Parties shall make a good faith effort to replace

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

any invalid or unenforceable provision with a valid and enforceable one such that the objectives contemplated by the Parties when entering this Agreement may be realized.
16.13    Headings. The headings for each Article and Section in this Agreement have been inserted for convenience of reference only and are not intended to limit or expand on the meaning of the language contained in the particular Article or Section.
16.14    No Waiver. Any delay in enforcing a Party’s rights under this Agreement, or any waiver as to a particular default or other matter, shall not constitute a waiver of such Party’s rights to the future enforcement of its rights under this Agreement, except with respect to an express written and signed waiver relating to a particular matter for a particular period of time.
16.15    Translations. This Agreement is in the English language only, which language shall be controlling in all respects, and all versions hereof in any other language shall be for accommodation only and shall not be binding upon the Parties. All communications and notices to be made or given pursuant to this Agreement, and any dispute proceeding related to or arising hereunder, shall be in the English language. If there is a discrepancy between any Japanese translation of this Agreement and this Agreement, this Agreement shall prevail.
16.16    Certain Conventions. Any reference in this Agreement to an Article, Section, subsection, paragraph, clause, Schedule or Exhibit will be deemed to be a reference to an Article, Section, subsection, paragraph, clause, Schedule or Exhibit, of or to, as the case may be, this Agreement, unless otherwise indicated. Unless the context of this Agreement otherwise requires, (a) all definitions set forth herein will be deemed applicable whether the words defined are used herein in the singular or the plural, (b) the word “will” will be construed to have the same meaning and effect as the word “shall,” (c) any definition of or reference to any agreement, instrument or other document herein will be construed as referring to such agreement, instrument or other document as from time to time amended, supplemented or otherwise modified (subject to any restrictions on such amendments, supplements or modifications set forth herein), (d) any reference herein to any Person will be construed to include the Person’s successors and assigns, (e) the word “notice” will mean notice in writing (whether or not specifically stated) and will include notices, consents, approvals and other written communications contemplated under this Agreement, (f) provisions that require that a Party, the Parties or any committee hereunder “agree,” “consent” or “approve” or the like will require that such agreement, consent or approval be specific and in writing, whether by written agreement, letter, approved minutes or otherwise (but excluding e-mail and instant messaging), (g) references to any specific Law, rule or regulation, or article, section or other division thereof, will be deemed to include the then-current amendments thereto or any replacement or successor Law, rule or regulation thereof and (h) the term “or” will be interpreted in the inclusive sense commonly associated with the term “and/or”, (i) words of any gender include each other gender, (j) words such as “herein”, “hereof” and “hereunder” refer to this Agreement as a whole and not merely to the particular provision in which such words appear, (k) words using the singular will include the plural, and vice versa, (l) the words “include,” “includes” and “including” will be deemed to be followed by the phrase “but not limited to”, “without limitation”, “inter alia” or words of similar import and (m) unless “Business Days” is specified, “days” will mean “calendar days.”

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

16.17    Counterparts. This Agreement may be executed in two (2) or more counterparts. each of which shall be deemed an original, but all of which together shall constitute one (1) and the same instrument.
[SIGNATURE PAGE FOLLOWS]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF the Parties have executed this Agreement in duplicate originals by their duly authorized officers as of the A&R Execution Date.

Gilead Sciences, Inc. By: /s/ John F. Milligan Name: John F. Milligan, Ph.D. Title: Chief Executive Officer	Japan Tobacco Inc. By: /s/ Muneaki Fujimoto Name: Muneaki Fujimoto Title: President, Pharmaceutical Business

Signature Page to EVG License Agreement

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

A&R Schedules

Schedule 1.2         ABC Schedules - Access Countries
Schedule 1.2A - Access Group A Countries
Schedule 1.2B - Access Group B Countries
Schedule 1.2C - Access Group C Countries
Schedule 1.17A     Elvitegravir Chemical Structure
Schedule 1.17B     Elvitegravir Patent Applications
Schedule 1.59         JT Patents and Joint Patents
Schedule 6.2        Generic License

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 1.2 ABC Schedules Access Countries

[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SCHEDULE 1.2 B

[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

SCHEDULE 1.2 C

[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 1.17A Elvitegravir Chemical Structure

Chemical Name
[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 1.17B Elvitegravir Patent Applications

[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 1.59 JT Patents

[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 1.59 Joint Patents

[*]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Schedule 6.2 Generic License

1.JT Consent. JT consents to Gilead entering into Generic Licenses with Generic Licensees on the condition that: (i) the terms and conditions of Generic Licenses shall not be less favorable to JT than the agreement templates attached hereto as Attachment A for semi-exclusive license and Attachment B for non-exclusive license; and (ii) Gilead shall use reasonable efforts to cause each Generic Licensee to substantially fulfill all its obligations under Generic License and Gilead’s obligations under this Agreement. Gilead shall not grant to any Generic Licensee or any other entity the right to sublicense the Generic License to a third party. Notwithstanding the preceding sentence, Gilead may grant any Generic Licensee the right to sublicense the Generic License to an Affiliate of such Generic Licensee (for purposes of this Section 1 and Section 2 only, “Affiliate” will have the meaning set forth in the Generic License templates attached as Exhibit 1 and Exhibit 2 to this Agreement) on condition that such Generic Licensee (a) shall ensure any such Affiliate complies with the terms of the Generic License as if they were a party to the Generic License, and (b) will be liable for activities of such Affiliates as if such activities were performed by such Generic Licensee. For clarity, Gilead may sell Branded Products in the Generic Territory.
2.MPPF License. Notwithstanding Section 1 of this Schedule, Gilead may grant the right to MPPF to issue single tier sublicenses to Generic Licensees under terms and conditions no less favorable to JT than the agreement templates attached hereto as Exhibit 2. Additionally, Gilead may grant any such Generic Licensees the right to further sublicense the Generic License to an Affiliate of such Generic Licensee on condition that such Generic Licensee (a) shall ensure any such Affiliate complies with the terms of the Generic License as if they were a party to the Generic License, and (b) will be liable for activities of such Affiliates as if such activities were performed by such Generic Licensee.
3.Prevention of Adverse Effects. In its program to provide Products in the Access Countries (either by itself or through Generic Licensees), Gilead shall undertake commercially reasonable efforts to seek to prevent adverse effects on Net Sales of Products in countries that are not in the Access Countries, which efforts are consistent with those Gilead uses with its other HIV products. Gilead will discuss in good faith with JT any such preventative efforts and shall keep JT reasonably informed of actions taken in furtherance of such efforts to prevent adverse effects on Net Sales of Product in countries that are not Access Countries. In any Gilead press release announcing an expansion of the Gilead Global Access Program with respect to the Product, Gilead shall comply with Section 13.3 and also shall include a statement to the effect that JT has agreed to reduce or waive its right to a royalty on sales of the Product in the Access Countries.
4.Update of ABC Schedule. Gilead may remove a country from any of the ABC Schedules upon prior written notice to JT. If any country on an ABC Schedule (e.g: as was the case with Sudan) is divided into two or more countries, then such countries automatically shall take the place, on such ABC Schedule, of the country which was divided. If Gilead wishes to add a country to an ABC Schedule, then Gilead shall request the addition of such country to JT along with a justification for such addition, and such addition shall be subject to JT’s written consent. If the criteria (except routine adjustments to the threshold income levels) of categorization of a country’s

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

economic situation by The World Bank or United Nations Conference On Trade and Development is changed, upon JT’s request, Gilead and JT shall discuss in good faith to modify the criteria to amend the ABC Schedules set out in the first paragraph of each ABC Schedule.
5.Generic Version of Different Combination. If a Generic Licensee proposes to commercialize a Generic Version which contains a combination of APIs that are different (including different dosages, other than of EVG) from any Product under development or being marketed by Gilead, then such commercialization shall be subject to prior review and approval by Gilead with regard to safety considerations.
6.Sharing of Generic License Agreement. Upon JT’s request, Gilead shall promptly provide to JT a list of the then-current Generic Licensees and a copy of the Generic License agreement (including any amendment thereto) with each Generic Licensee, and a copy of the MPPF License. Gilead may redact information pertaining only to products which are not Products.
7.Generic Licensee Know-How and Patents. JT understands that Gilead has obligations under Section 6.5 of this Agreement with respect to sublicense of Sublicensee Know-How and Sublicensee Patents, and that [*]. Gilead will keep JT apprised of any Sublicensee Know-How and Sublicensee Patents of Generic Licensees that is provided or reported to Gilead by the Generic Licensees and sublicensable to JT, including [*]. For purposes of Section 9.3(c) (“Gilead Patents”) and 9.4(c) (“Infringement of Gilead Patents”) of this Agreement, “Gilead Patents” shall not include Patents of Generic Licensees. For clarity, any inconsistent or additional obligations of Gilead to obtain rights to Sublicensee Know-How and Sublicensee Patents of Generic Licensees under this Agreement are hereby superseded.
8.Generic Licensee Information and Regulatory Filings. JT acknowledges that it shall have no access to or rights to obtain, use or reference any Regulatory Information, records, regulatory filings, correspondence with Regulatory Authorities, Marketing Authorization Applications, INDs and post-approval Phase IIIB/IV data for Products or Regulatory Approvals of Generic Licensees with respect to Generic Versions, except as provided under Section 5 of this Schedule. Notwithstanding the foregoing, JT shall have the right to obtain, use or reference the above-mentioned data, documents and information, if and to the extent Gilead has the right to obtain, use or reference the above-mentioned data, documents and information.
9.Safety Data. JT agrees that Section 4.4 (“Adverse Event Reporting and Safety Data Exchange”) of this Agreement shall not apply to Generic Versions. Notwithstanding the foregoing, JT shall have the right to obtain, use or reference such data, documents and information with respect to safety or adverse events, if and to the extent Gilead has the right to obtain, use or reference such data, documents and information with respect to safety or adverse events.
10.Promotional Materials. JT agrees that Section 5.3 (“Promotional Materials”) of this Agreement shall not apply to Promotional Materials of Generic Licensees.
11.Trademark. Gilead and JT agree that the Product Trademark shall not be used with respect to the Generic Versions. The Generic Licenses shall prohibit the Generic Licensee from

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

using the Product Trademark with respect to Generic Versions and shall require that the Generic Versions have a trade dress that is distinct from Branded Products.
12.Responsibility for Generic Licensees. JT acknowledges that enforcing legal rights in some or all of the Access Countries is more challenging than in countries that are not Access Countries. Therefore, JT agrees that if the actions or inactions of a Generic Licensee cause Gilead to be in breach of this Agreement (including situations where the Generic Licensee acts in a manner inconsistent with this Agreement under Section 16.9), then so long as Gilead is acting in good faith to remedy such breaches (including, without limitation, notifying JT of any material breach (e.g. (A) material quantity of leakage of (i) Generic Versions to the countries other than Access Group A Countries and Access Group B Countries or (ii) API to the countries other than India, China or South Africa or (B) substantial deviation from Good Manufacturing Practices) of this Agreement by Generic Licensees promptly after it is known to Gilead and, upon reasonable request by JT, terminating the Generic License with respect to Products in a timely manner in accordance with the relevant provisions of Generic License), then JT agrees that it will not terminate this Agreement with respect to countries that are not Access Countries because of such breach. Gilead shall indemnify the JT Indemnitees from any losses or damages arising from any breach of this Agreement due to the acts or omissions of Generic Licensees pursuant to Sections 11.2 and 11.4 of this Agreement. Except as specifically set forth in this Section 12, nothing in this Agreement limits any rights or remedies of JT for any breach by Gilead of this Agreement.
13.Audit of Generic Licensees. JT agrees that it shall not have the right to directly audit Generic Licensees under Section 12.1 (“Records; Audits”) of this Agreement. Gilead shall secure the right to audit Generic Licensee in each Generic License. When Gilead has audited Generic Licensee(s), Gilead shall provide the portions of the audit result and report relevant to Products to JT within sixty (60) days from completion of each audit. If requested by JT, Gilead shall promptly audit a Generic Licensee in accordance with Gilead’s audit rights under the applicable Generic License. For clarity, nothing in this Section 13 affects JT’s right to audit Gilead or its Affiliates.
14.Alternate Dosage. Gilead shall obligate and require Generic Licensees not to manufacture or sell any Generic Versions formulated at a single dose concentration other than those dose concentrations approved by the FDA for such agents, without prior written consent of Gilead.
15.Generic Licensees’ Quarterly Reports. Gilead shall obligate and require Generic Licensees to provide Gilead with quarterly reports on manufacturing and sales as set forth in section 4.3 in Exhibit 1 and Exhibit 2 (for Exhibit 2, section 13 of the form of sublicense agreements attached thereto). Upon JT’s request, Gilead shall provide JT with copies of such quarterly reports; provided that Gilead may redact information which does not pertain to the Products.
16.Annual Reports on Different Combination or Alternate Dosage. Gilead shall make commercially reasonable efforts to determine, by itself or through Generic Licensees, the regulatory status in each country of the Generic Version (i) with different combination of APIs and (ii) with alternate dosage, for which Gilead give the approval or consent pursuant to Section 3.3 of this Agreement and shall annually report to JT thereon.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

17.Third Party’s Infringement. If Gilead learns of any alleged or threatened infringement of the JT Patents in the Access Countries, Gilead shall promptly report same in writing to JT in accordance with Section 9.4(a)(i) of this Agreement and shall cooperate and assist JT, by itself or through Generic Licensees, in the investigation and enforcement pertaining to such infringement.
18.JT Mark. Gilead shall obligate and require Generic Licensees not to use any JT’s trademark, trade name, logo or service mark (each, a “JT Mark”), or any word, logo or any expression that is similar to any JT Mark.
19.Consultation before disclosure of this Agreement. Notwithstanding Section 13.3(c)(iv) of this Agreement, if Gilead plans to disclose any or all of the contents of this Agreement to any Generic Licensee that are not in public domain, Gilead shall give JT reasonable prior written notice thereof, in which case Gilead and JT shall discuss the necessity and the manner of such disclosure and no disclosure shall be made in the absence of agreement by the parties thereon.
20.Termination of Generic Licenses. If this Agreement is terminated, Gilead shall terminate the Generic Licenses with respect to the Products as set forth in Section 10.3(b)(iv) in Exhibit 1 as well as shall terminate the MPPF License with respect to the Products.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

EXHIBIT 1

AMENDED AND RESTATED LICENSE AGREEMENT

This AMENDED AND RESTATED LICENSE AGREEMENT (the “Agreement”) is made as of _________ (the “Amended and Restated Effective Date”) by and between Gilead Sciences, Inc.Delaware corporation having its principal place of business at 333 Lakeside Drive, Foster City, California 94404, USA (“Gilead”), and _________ , a company registered under the laws of India, and having a registered office at _________ , India (“Licensee”).

R E C I T A L S

WHEREAS, Gilead wishes to facilitate access to its antiviral agents to patients in the developing world to help satisfy unmet medical needs;

WHEREAS, to accomplish this goal, Gilead and Licensee entered into that certain License Agreement, effective [effective date], as amended (the “Original License Agreement”), under which certain non-exclusive rights were granted to Licensee with respect to the manufacture and sale of Gilead’s proprietary antiviral agents (TAF, COBI and EVG); and

WHEREAS, Gilead and Licensee now wish to amend and restate the terms of the Original License Agreement.

NOW, THEREFORE, in consideration of the mutual covenants set forth herein and other good and valuable considerations, the receipt of which is hereby acknowledged, the parties hereto mutually agree as follows:

1.	Definitions

“Active Pharmaceutical Ingredient” or “API” shall mean one or more of the following active pharmaceutical ingredients: tenofovir alafenamide (“TAF”), elvitegravir (“EVG”), cobicistat (“COBI”), and bictegravir (“BIC”).

“Affiliate” means, with respect to a party to this Agreement, any corporation, limited liability company or other business entity controlling, controlled by or under common control with such party, for so long as such relationship exists. For the purposes of this definition, control means: (a) to possess, directly or indirectly, the power to direct affirmatively the management and policies of such corporation, limited liability company or other business entity, whether through ownership of voting securities or by contract relating to voting rights or corporate governance; or (b) ownership of more than fifty percent (50%) of the voting stock in such corporation, limited liability company or other business entity (or such lesser percent as may be the maximum that may be owned pursuant to applicable law of the country of incorporation or domicile), as applicable.

“Alternate Dosage” shall have the meaning set forth in Section 6.2(d).

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

“BIC Combination Product” shall mean a pharmaceutical product containing BIC in combination with any other active pharmaceutical ingredient other than TAF, EVG, or COBI (in each case subject to the restrictions set forth in Section 2.5(c)(iv)), including any co formulation, co-packaged product, bundled product, or other type of combination product.

“BIC Product” shall mean a formulated and finished pharmaceutical product containing BIC as its sole active pharmaceutical ingredient.

“BIC Territory” shall mean those countries listed on Appendix 1.

“China” shall mean the People’s Republic of China but, for clarity, excluding Hong Kong SAR, Macau SAR, and Chinese Taipei.

“COBI Combination Product” shall mean a pharmaceutical product containing COBI in combination with any other active pharmaceutical ingredient other than EVG, including combinations containing COBI together with TAF provided such combination does not also contain EVG (in each case subject to the restrictions set forth in Section 2.5(c)(ii)), including any co-formulation, co-packaged product, bundled product, or other type of combination product. For clarity, the TAF Quad is not a COBI Combination Product.

“COBI Product” shall mean a formulated and finished pharmaceutical product containing COBI as its sole active pharmaceutical ingredient.

“COBI Territory” shall mean those countries listed on Appendix 1.

“Combination Products” shall mean BIC Combination Products, COBI
Combination Products, EVG Combination Products, TAF Combination Products, and the
TAF Quad.

“Confidential Information” shall have the meaning set forth in Section 11.1.

“Distributor” shall mean a third party wholesaler or distributor that is not a Gilead
Distributor and that is operating under an agreement with Licensee for the distribution and sale of Product in the Territory.

“Emtricitabine Patents” shall have the meaning set forth in Section 7.6.

“EVG Combination Product” shall mean a pharmaceutical product containing EVG in combination with any other active pharmaceutical ingredient (in each case subject to the restrictions set forth in Section 2.5(c)(iii)), including any co-formulation, co-packaged product, bundled product, or other type of combination product, but not including the TAF Quad. For clarity, the TDF Quad is an EVG Combination Product.

“EVG Product” shall mean a formulated and finished pharmaceutical product containing EVG as its sole active pharmaceutical ingredient.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

“EVG-TAF Quad Territory” shall mean those countries listed on Appendix 5.

“FDA” shall mean the United States Food and Drug Administration, and any successor agency thereto.

“Field” shall mean with respect to a particular Product any use that is consistent with the label approved by the FDA or applicable foreign regulatory authority in the country of sale for the use of such Product.

“Gilead Distributor” shall mean any third party distributor that is operating under an agreement with Gilead for the distribution and sale of Gilead’s branded product in the Territory. Gilead will provide Licensee with a list, which may be updated by Gilead from time to time, of the identity of the Gilead Distributors and their licensed territories.

“Gilead Indemnitee” shall have the meaning set forth in Section 8.1. “Gilead Mark” shall have the meaning set forth in Section 2.6(b).

“Gilead Supplier” shall mean such contract manufacturing organization designated by Gilead that the parties may agree to include as part of this definition by written amendment to this Agreement.

“Improvements” shall have the meaning set forth in Section 2.4.

“Japan Tobacco” shall mean Japan Tobacco Inc., a Japanese corporation, and its affiliates.

“Japan Tobacco Agreement” shall mean the License Agreement between Gilead and Japan Tobacco dated March 22, 2005, as amended from time to time.

“JT Mark” shall have the meaning set forth in Section 2.6(b).

“Licensed API” shall mean API that is either (a) made by Licensee pursuant to the license grant set forth in Section 2.1; or (b) acquired by Licensee from a Gilead Supplier or from a Licensed API Supplier on the terms and conditions set forth in Section 3.

“Licensed API Supplier” shall mean an entity (other than Licensee) that is licensed by Gilead, either directly or through a sublicense from MPP to: (a) manufacture API in India and sell such API to Licensed Product Suppliers in the Field in India, China or South Africa; or (b) manufacture API in China and sell such API to License Product Suppliers in the Field in India, China or South Africa; or (c) manufacture API in South Africa and sell such API to Licensed Product Suppliers in the Field in India, China or South Africa.

“Licensed Know-How” shall mean (a) the know-how actually transferred to Licensee pursuant to the terms of Section 5.5 (either prior to or following the Amended and Restated Effective Date) and (b) any other improvements or modifications to such

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

transferred know-how (x) that are (i) specific to API and (ii) developed and controlled by Gilead during the term of this Agreement, and (y) specifically excluding any such improvements and modifications, methods and other know-how claimed in any patent or patent application.

“Licensed Product Supplier” shall mean (a) an entity located in India (other than Licensee) that is licensed by Gilead, directly or through a sublicense from MPP, to (i) make Product in India and (ii) use, sell, have sold, offer for sale and export such Product in the Field in the Territory; (b) an entity located in China that is licensed by Gilead, directly or through a sublicense from MPP, to (1) make Product in China and (2) use, sell, have sold, offer for sale and export such Product in the Field in the Territory; or (c) an entity located in South Africa that is licensed by Gilead, directly or through a sublicense from MPP, to (x) make Product in South Africa and (y) use, sell, have sold, offer for sale and export such Product in the Field in the Territory.
“Licensed Technology” shall mean the Patents and the Licensed Know-How.

“Minimum Quality Standards” shall have the meaning set forth in Section 6.2(a).

“MPP” shall mean the public health organization referred to as the Medicines
Patent Pool.

“NCE Exclusivity” shall mean five years of marketing exclusivity granted by FDA pursuant to its authority under 21 U.S.C. §§ 355(c)(3)(E)(ii) and 355(j)(5)(F)(ii), or similar regulatory exclusivity granted by the appropriate regulatory authority having jurisdiction over the Products.

“Net Sales” shall mean, with respect to a given calendar quarter, the total amount invoiced by Licensee for sales of Product in the Territory to third parties, less the following deductions calculated in accordance with U.S. Generally Accepted Accounting Principles (GAAP): (a) freight, insurance, packing, shipping charges, in each case as actually incurred and included as a specific line item on a bill or invoice to such third party; (b) custom duty of imported components, VAT/Indian excise tax, sales tax, or other governmental charges upon or measured by the production, sale transportation, delivery or use of goods, in each case included as a specific line item on a bill or an invoice to such third party; (c) trade, quantity and cash discounts allowed and taken, refunds, chargebacks and any other allowances given (as determined in accordance with GAAP) and taken which effectively reduce the gross amounts billed or invoiced; in each of (a) through (c) to the extent consistently applied across all products of Licensee. Net Sales on Combination Products shall be calculated based on the portion of product Net Sales attributable to Licensed API, as set forth in Section 4.2.

“Patents” shall mean (a) the patents and patent applications set forth in Appendix 2 hereto and (b) any other patents or patent applications (and resulting patents therefrom) that are in the Territory and owned or controlled by Gilead and its Affiliates during the term of this Agreement, including to the extent falling within clause (b) of this definition (i)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

those patents and patent applications exclusively licensed by Gilead from Japan Tobacco pursuant to the Japan Tobacco Agreement and (ii) those patents and patent applications claiming improvements or modifications to the manufacture of API, in the case of each patent and patent application referenced in clauses (a) and (b) solely to the extent necessary for Licensee to practice the licenses granted in Section 2 hereof.

“Pediatric Formulation” shall have the meaning set forth in Section 6.2(e). “Product” shall mean BIC Product, COBI Product, EVG Product, TAF Product,
BIC Combination Product, COBI Combination Product, EVG Combination Product, TAF Combination Product, and the TAF Quad.
“Quarterly Report” shall have the meaning set forth in Section 4.3. “Royalty Term” shall have the meaning set forth in Section 4.9.

“TAF Combination Product” shall mean a pharmaceutical product containing TAF in combination with any other active pharmaceutical ingredient other than EVG or COBI (in each case subject to the restrictions set forth in Section 2.5(c)(i)), including any co-formulation, co-packaged product, bundled product, or other type of combination product. For clarity, the TAF Quad is not a TAF Combination Product.

“TAF Product” shall mean a formulated and finished pharmaceutical product containing TAF as its sole active pharmaceutical ingredient.

“TAF Quad” or “the TAF Quad” shall mean the finished pharmaceutical product containing TAF (at the dose concentration approved by the FDA or applicable regulatory authority), emtricitabine (200 mg), EVG and COBI (each at their dose concentration approved by the FDA or applicable regulatory authority) as its only active pharmaceutical ingredients, and that is manufactured and sold as a fixed-dose single-tablet regimen and not as a bundled or co-packaged product.

“TAF Territory” shall mean those countries listed on Appendix 1.

“TDF Quad” shall mean the finished pharmaceutical product containing tenofovir disoproxil fumarate (300mg), emtricitabine (200mg), EVG (150mg) and COBI (150mg) as its only active pharmaceutical ingredients, and that is manufactured and sold as a fixed-dose single-tablet regimen and not as a bundled or co-packaged product.

“Territory” shall mean the TAF Territory, the COBI Territory, the EVG-TAF Quad Territory, and the BIC Territory.

“Third-Party Resellers” shall mean Licensed Product Suppliers, Distributors and Gilead Distributors.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

2.	License Grants

2.1    API License. Subject to the terms and conditions of this Agreement, Gilead hereby grants to Licensee a royalty-free, non-exclusive, non-sublicensable (other than a sublicensee to an Affiliate in accordance with Section 2.3 below), non-transferable license under the Licensed Technology to (i) make API in India solely for the purposes of exercising the licenses described in this Section 2.1; (ii) offer for sale and sell such API to Licensed Product Suppliers in India, China, and South Africa for use solely for purposes set forth in the Licensed Product Suppliers’ direct or indirect license from Gilead as set forth in the definition of Licensed Product Suppliers; (iii) import Licensed API into India for purposes of exercising the license set forth in Section 2.2; or (iv) use Licensed API for Licensee’s own internal use in the applicable Territory.

For clarity, the license granted in this Section 2.1 does not include, expressly or by implication, a license under any Gilead intellectual property right to manufacture, sell or distribute any active pharmaceutical ingredient owned or controlled by Gilead other than TAF, EVG, COBI, and BIC.

2.2    Product License. Subject to the terms and conditions of this Agreement, Gilead hereby grants to Licensee a royalty-bearing, non-exclusive, non-sublicensable (other than a sublicensee to an Affiliate in accordance with Section 2.3 below), non-transferable license under the Licensed Technology solely to make Product in India, and use, sell, have sold, offer for sale, export from India and import (i) TAF Product and TAF Combination Products in the Field in the TAF Territory, (ii) COBI Product and COBI Combination Products in the Field in the COBI Territory, (iii) EVG Product, EVG Combination Products and TAF Quad in the Field in the EVG-TAF Quad Territory, and (iv) BIC Product and BIC Combination Products in the Field in the BIC Territory; provided that in each case such Products shall be made only from Licensed API.

For clarity, (I) the licenses granted in this Section 2.2 do not include, expressly or by implication, a license under any Gilead intellectual property right to manufacture, sell or distribute any product containing active pharmaceutical ingredients owned or controlled by Gilead other than Products containing TAF, EVG, COBI, and BIC, and (II) notwithstanding the foregoing, the licenses granted under this Section 2.2 shall not extend to any active pharmaceutical ingredient included within a Product other than TAF, EVG, COBI, and BIC.

2.3    Affiliates. Licensee may grant sublicenses under the licenses granted in Sections 2.1 and 2.2 to its Affiliates located in India upon prior written notice to Gilead. Upon Gilead’s request, Licensee shall provide Gilead with the written copies of the applicable sublicense agreement with such Affiliate(s). Further upon Gilead’s request, Licensee shall name Gilead as a third party beneficiary in any such sublicense agreement, in which case Licensee shall consent and hereby does consent to Gilead’s enforcement of such sublicense agreement to the extent relating to the obligations that Licensee is required hereunder to impose on its Affiliates. Licensee shall ensure that any such Affiliate complies with all the terms of this Agreement as if they were a party to this Agreement, and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Licensee will be liable for the activities of such Affiliates as if such activities were performed by Licensee.

2.4    License Grant to Gilead. Licensee hereby grants to Gilead a nonexclusive, royalty-free, worldwide, sublicensable license to all improvements, methods, modifications and other know-how developed by or on behalf of Licensee and relating to API or a Product (“Improvements”), subject to the restrictions on further transfer of Licensee’s technology by Gilead as set forth in Section 5.3. As between Gilead and Licensee, Licensee shall own all such Improvements and have the sole right, but not the obligation, to pursue intellectual property protection with respect to such Improvements.

2.5    Licensee Right to Sell Through Third Party Resellers.

(a)Licensed Product Suppliers. Licensee agrees that it will not sell or offer to sell API to any entity other than Licensed Product Suppliers in India, China and South Africa that have been approved by Gilead in accordance with Section 2.5(e).

(b)Product Sales. Licensee agrees that it will not sell, offer for sale, or assist third parties in selling Product except for the sale and offer for sale of (A) TAF Product and TAF Combination Product for use in the Field and in the countries of the TAF Territory, (B) COBI Product and COBI Combination Product for use in the Field and in the countries of the COBI Territory, (C) EVG Product, EVG Combination Product and TAF Quad for use in the Field and in the countries of the EVG-TAF Quad Territory, and (D) BIC Product and BIC Combination Products for use in the Field and in the countries of the BIC Territory.

(i)Licensee agrees that during the period in which the Patents are valid and enforceable (on a Product-by-Product basis) it will prohibit its Distributors from selling Product (A) to any other wholesaler or distributor, (B) outside the Territory for which Licensee is licensed for sale of such Product pursuant to Section 2.2, or (C) for any purpose outside the Field.

(ii)Licensee agrees that it will not administer BIC to humans, or sell a Product containing BIC until Gilead has obtained marketing approval for a Product containing BIC from the FDA.

(c)	Limitations on Product Combinations.

(i)Licensee will be allowed to manufacture and sell TAF in combination with other active pharmaceutical ingredients in the TAF Territory, provided in each case (A) Licensee has the legal right to manufacture and sell such other active pharmaceutical ingredients in the applicable country in the TAF Territory, and (B) such manufacture and sale is in accordance with the licenses granted herein.

(ii)Licensee will be allowed to manufacture and sell COBI in combination with other active pharmaceutical ingredients in the COBI Territory, provided

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

in each case (A) Licensee has the legal right to manufacture and sell such other active pharmaceutical ingredients in the applicable country in the COBI Territory, and (B) such manufacture and sale is in accordance with the licenses granted herein.

(iii)Licensee will be allowed to manufacture and sell EVG in combination with other active pharmaceutical ingredients in the EVG-TAF Quad Territory, provided in each case (A) Licensee has the legal right to manufacture and sell such other active pharmaceutical ingredients in the applicable country in the EVG-TAF Quad Territory, (B) such manufacture and sale is in accordance with the licenses granted herein, and (C) Licensee has obtained Gilead’s prior written consent for the manufacture or sale of such product containing EVG, such consent not to be unreasonably withheld. For clarity, the requirement for Gilead’s prior consent set forth in the preceding clause (C) shall not apply to the TDF Quad or TAF Quad.

(iv)Licensee will be allowed to manufacture and sell BIC in combination with other active pharmaceutical ingredients, including without limitation a Terminated API, in the BIC Territory, provided in each case (A) Licensee has the legal right to manufacture and sell such other active pharmaceutical ingredients in the applicable country in the BIC Territory, and (B) such manufacture and sale is in accordance with the licenses granted herein.

(d)	Terms of Agreements with Third Party Resellers.

(i)Gilead Distributors. Licensee may elect to sell finished Product in the Territory to any Gilead Distributor, provided, however, that (A) Licensee may only sell and offer for sale TAF Product and TAF Combination Product to Gilead Distributors to sell in the TAF Territory, and may not sell or offer for sale TAF Product or TAF Combination Product outside the TAF Territory, and may not import TAF Product or TAF Combination Product into any country outside the TAF Territory, (B) Licensee may only sell and offer for sale COBI Product and COBI Combination Product to Gilead Distributors to sell in the COBI Territory, and may not sell or offer for sale COBI Product or COBI Combination Product outside the COBI Territory, and may not import COBI Product or COBI Combination Product into any country outside the COBI Territory, (C) Licensee may only sell and offer for sale EVG Product, EVG Combination Product and TAF Quad to Gilead Distributors to sell in the EVG-TAF Quad Territory, and may not sell or offer for sale EVG Product, EVG Combination Product or TAF Quad outside the EVG-TAF Quad Territory, and may not import EVG Product, EVG Combination Product or TAF Quad into any country outside the EVG-TAF Quad Territory, (D) Licensee may only sell and offer for sale BIC Product and BIC Combination Product to Gilead Distributors to sell in the BIC Territory, and may not sell or offer for sale BIC Product or BIC Combination Product outside the BIC Territory, and may not import BIC Product or BIC Combination Product into any country outside the BIC Territory, and (E) Licensee shall only sell to such Gilead Distributor those Products that are bioequivalent to the branded products Gilead has granted such Gilead Distributor the right to sell in such country of the applicable Territory. Licensee shall only allow such Gilead Distributor to sell such Product in the country(ies) of the applicable Territory for which such Gilead

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Distributor has the right to sell branded Gilead product. For example, Licensee shall not sell to a Gilead Distributor (X) a Product containing TAF, emtricitabine (FTC) and efavirenz in a particular country in the TAF Territory, unless Gilead has granted such distributor the right to sell a branded product containing TAF, FTC and efavirenz in such country in the TAF Territory, or (Y) a Product containing both TAF and 3TC.

(ii)Other Third Party Resellers. Licensee shall require any Third Party Reseller to agree, in a written agreement with Licensee, (i) to comply with the applicable terms of this Agreement and (ii) to report to Licensee such information, and allow Licensee to provide Gilead with the information described in Section 4.3 (and also to provide Japan Tobacco with such information to the extent it relates to EVG, EVG Product, EVG Combination Product, or TAF Quad). Gilead has the right to audit, on no less than thirty (30) days’ advance notice to Licensee, such records of Licensee solely to the extent necessary to verify such compliance. Gilead will bear the full cost of any such audit, and shall have the right to share the outcome of any such audit with Japan Tobacco to the extent such outcome relates to EVG, EVG Product, EVG Combination Product, or TAF Quad.

(e)Gilead Approval of Third Party Reseller Agreements. Licensee shall not enter into any agreements with Third Party Resellers on terms inconsistent with this Agreement without obtaining Gilead’s prior written approval. If Licensee enters into an agreement with any Third Party Reseller with respect to API or Product, then Licensee shall notify Gilead in writing, and shall certify that its arrangement with such Third Party Reseller is consistent with the terms and conditions of this Agreement. Upon Gilead’s request, Licensee shall provide Gilead with written copies of all agreements executed between Licensee and Third Party Resellers relating to API or Product. Further upon Gilead’s request, Licensee shall name Gilead as a third party beneficiary in any such agreements, in which case Licensee shall consent and hereby does consent to Gilead’s enforcement of such agreements to the extent relating to the obligations that Licensee is required hereunder to impose upon Third Party Resellers. Licensee shall be allowed to redact confidential financial terms from such agreements prior to sharing them with Gilead. Gilead shall have the right to review all such agreements to verify consistency with the terms and conditions of this Agreement. In the event that any inconsistency is found which had not been specifically discussed and agreed with Gilead, then Gilead shall have the right to require Licensee to terminate such agreement. To the extent any such agreements relate to EVG, EVG Product, EVG Combination Product, or TAF Quad, Gilead shall also have the right to share such agreements with Japan Tobacco.

(f)Termination of Third Party Agreements by Licensee. Licensee shall immediately terminate its agreement(s) with a Third-Party Reseller in the event that Gilead believes in good faith that such Third Party Reseller has engaged in material activities that Licensee is prohibited from performing under this Agreement, or that are inconsistent with Licensee’s covenants under this Agreement, including without limitation the unauthorized use, sale or diversion by such Third Party Reseller of API or Product outside the Field or the applicable Territory, or upon Licensee first reasonably believing that such Third-Party Reseller has engaged in such activities.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(g)Termination of Third Party Agreements by Gilead. Gilead may terminate the right of Licensee to sell Product to any Third-Party Reseller pursuant to this Section 2.5, if in Gilead’s reasonable belief the Third-Party Reseller is not acting in a way that is consistent with Licensee’s covenants under this Agreement, or if Licensee does not terminate Licensee’s agreement with such Third-Party Reseller under the circumstances described in Section 2.5(e) or Section 2.5(f).

2.6    License Limitations.

(a)Gilead Retained Rights. Licensee hereby acknowledges that Gilead retains all rights in API and Products except as otherwise provided in this Agreement, and that Gilead may license or otherwise convey to third parties its rights in API and Products as it wishes without obligation or other accounting to Licensee.

(b)Gilead Marks. The licenses granted hereunder do not include any license or other right to use any Gilead trademark, trade name, logo or service mark (each, a “Gilead Mark”) or any word, logo or any expression that is similar to or alludes to any Gilead Mark, except as provided in Section 6.5. Licensee agrees not to use any Japan Tobacco trademark, trade name, logo or service mark (each, a “JT Mark”), or any word, logo or any expression that is similar to any JT Mark.

(c)Sublicensed Technology. The licenses relating to EVG, EVG Product, EVG Combination Product and TAF Quad granted to Licensee under this Agreement include sublicenses of intellectual property rights from Japan Tobacco, and remain subject to the terms and conditions of the Japan Tobacco Agreement. Gilead and Licensee shall not permit any action to be taken or event to occur, in each case to the extent within such party’s reasonable control, that would give Japan Tobacco the right to terminate the Japan Tobacco Agreement. If either party is notified or otherwise becomes aware that Licensee’s activities may constitute a material breach of the Japan Tobacco Agreement, it shall promptly notify the other party. The parties shall confer regarding an appropriate manner for curing any such alleged breach. Licensee shall cure such alleged breach as promptly as possible, and in any case within the time allotted under the Japan Tobacco Agreement. Gilead shall remain responsible for EVG Product, EVG Combination Product, and TAF Quad royalties owed to Japan Tobacco pursuant to the Japan Tobacco Agreement.

(d)	No Other Licenses.

i.Licensee agrees that it shall not use any contract manufacturers without obtaining Gilead’s prior written consent, or grant any sublicenses hereunder.

ii.Except as expressly set forth in this Agreement, Gilead does not grant any license under any of its intellectual property rights (including, without limitation, patents or rights to any proprietary compounds or drug substances other than API) to Licensee.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.	Sourcing of API

3.1    Sourcing of API from API Suppliers. Licensee agrees that it shall not make or use any API other than API that is Licensed API for the manufacture of any Product for sale in the Territory. If Licensee wishes to manufacture Product using API made by either a Gilead Supplier or a Licensed API Supplier, then Licensee shall notify Gilead in writing, and shall certify that its arrangement with such Gilead Supplier or Licensed API Supplier, as applicable, is consistent with the terms and conditions of this Agreement. Licensee shall provide Gilead with written copies of all agreements between Licensee and such Gilead Supplier or Licensed API Supplier upon execution. Licensee shall be allowed to redact confidential financial terms from such agreements prior to sharing them with Gilead. To the extent any such agreements relate to EVG, Gilead shall have the right to share such agreements with Japan Tobacco. In the event that any inconsistency is found which had not been specifically discussed and agreed with Gilead, Gilead shall have the right to require Licensee to terminate such agreement with such Gilead Supplier or Licensed API Supplier and upon notice from Gilead to such effect, Licensee shall immediately terminate such agreement.

3.2    Gilead Assistance with Gilead Suppliers. Upon Gilead’s receipt from Licensee of a written notice describing its intention to obtain Licensed API from a Gilead Supplier as described in Section 3.1, Gilead shall use commercially reasonable efforts to assist Licensee in procuring supply of such API from such Gilead Supplier. Gilead shall not be obligated to assist Licensee in procuring any supply of API from a Licensed API Supplier.

3.3    Conditions of Supply from Gilead Suppliers. Gilead shall be a party to any agreement between Licensee and a Gilead Supplier that provides for the supply of API to Licensee from such Gilead Supplier. Any such agreement between Gilead, Licensee and a Gilead Supplier shall include and be subject to the following conditions:

(a)Gilead Supply Needs. Licensee shall not obtain API from the Gilead Supplier until Gilead has received confirmation in writing from the Gilead Supplier of its ability to continue to supply Gilead with Gilead’s forecasted requirements of API, as reflected in Gilead’s then-current twelve (12) month forecast for API provided to the Gilead Supplier.

(b)Consistency with Agreement. The Gilead Supplier shall be permitted to supply API to Licensee only to the extent that any such supply does not
(A) adversely affect its ability to meet Gilead’s forecasted requirements or (B) adversely affect the Gilead Supplier’s ability to supply Gilead’s requirements, whether or not such requirements are consistent with Gilead’s twelve (12) month forecast. Gilead shall have the right to terminate any agreement between Licensee and its Gilead Suppliers if the supply of API from such Gilead Supplier to Licensee adversely affects Gilead’s supply requirements as set forth in this Section 3.3(b).

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.4    No Other Arrangements. Licensee agrees that it shall not enter into any agreements, nor amend any existing agreements, for the supply of intermediates or API on terms that are inconsistent with this Agreement without Gilead’s prior written approval as provided for in this Section 3.

3.5    Supply of other components. The obligations set forth in Sections 3.1, 3.2 and 3.3 with respect to Licensee’s supply of API shall not apply to active pharmaceutical ingredients other than API that Licensee may incorporate into Combination Products.

4.	Consideration/Payment Terms/Audit

4.1    Royalty. As consideration for the licenses granted in Section 2, Licensee shall pay Gilead the following royalties on Net Sales of Product in the Territory for the duration of the Royalty Term:

(a)5% of TAF Product Net Sales in the TAF Territory.

(b)5% of the portion of TAF Combination Product Net Sales attributable to the TAF component of such TAF Combination Product in the TAF Territory, as determined in accordance with Section 4.2. In addition, to the extent any such TAF Combination Product also contains BIC, Licensee will pay Gilead 5% of the portion of TAF Combination Product Net Sales attributable to the BIC component of such TAF Combination Product in the TAF Territory, as determined in accordance with Section 4.2.

(c)(i) 5% of the portion of TAF Quad Net Sales attributable to the TAF component of the TAF Quad in the EVG-TAF Quad Territory as determined in accordance with Section 4.2, and (ii) 5% of the portion of TAF Quad Net Sales attributable to the EVG and COBI components of the TAF Quad in the EVG-TAF Quad Territory as determined in accordance with Section 4.2.

(d)	5% of EVG Product Net Sales in the EVG-TAF Quad Territory.

(e)	5% of COBI Product Net Sales in the COBI Territory.

(f)5% of the portion of EVG Combination Product (which, for clarity, excludes the TAF Quad) Net Sales attributable to the EVG component of such EVG Combination Product in the EVG-TAF Quad Territory as determined in accordance with Section 4.2. In addition, (i) to the extent any such EVG Combination Product also contains TAF, Licensee will also pay Gilead 5% of the portion of EVG Combination Product (which, for clarity, excludes the TAF Quad) Net Sales attributable to the TAF component of such EVG Combination Product in the EVG-TAF Quad Territory as determined in accordance with Section 4.2 (ii) to the extent any such EVG Combination Product also contains COBI, Licensee will also pay Gilead 5% of the portion of EVG Combination Product (which, for clarity, excludes the TAF Quad) Net Sales attributable to the COBI component of such EVG Combination Product in the EVG-TAF Quad Territory as determined in accordance with Section 4.2, and (iii) to the extent any such EVG

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Combination Product also contains BIC, Licensee will also pay Gilead 5% of the portion of EVG Combination Product (which, for clarity, excludes the TAF Quad) Net Sales attributable to the BIC component of such EVG Combination Product in the EVG-TAF Quad Territory as determined in accordance with Section 4.2.

(g)5% of the portion of COBI Combination Product (which, for clarity, excludes the TAF Quad) Net Sales attributable to the COBI component of such COBI Combination Product in the COBI Territory, as determined in accordance with Section 4.2. In addition, (i) to the extent any such COBI Combination Product also contains TAF, Licensee will also pay Gilead 5% of the portion of COBI Combination Product (which, for clarity, excludes the TAF Quad) Net Sales attributable to the TAF component of such COBI Combination Product in the COBI Territory, as determined in accordance with Section 4.2, and (ii) to the extent any such COBI Combination Product also contains BIC, Licensee will also pay Gilead 5% of the portion of COBI Combination Product (which, for clarity, excludes the TAF Quad) Net Sales attributable to the BIC component of such COBI Combination Product in the COBI Territory, as determined in accordance with Section 4.2.

(h)	5% of BIC Product Net Sales in the BIC Territory.

(i)5% of the portion of BIC Combination Product Net Sales attributable to the BIC component of such BIC Combination Product in the BIC Territory, as determined in accordance with Section 4.2.

(j)No royalties will be owed on Pediatric Formulations developed and sold by Licensee in accordance with Section 6.2(e).

(k)No royalties will be owed on the tenofovir disoproxil fumarate or emtricitabine components of any Combination Product.

(l)No royalties will be owed on Licensee’s sale of API to other Licensed Product Suppliers, provided such Licensed Product Supplier has executed an agreement with Gilead requiring such Licensed Product Supplier to pay Gilead royalties on finished Product containing such API.

(m)Royalties on sales of Product to Gilead Distributors will be based on Licensee’s invoice price to such Gilead Distributor.

(n)Royalties will only be owed once on each royalty-bearing API of a Combination Product. By means of example, if Licensee pays royalties on the TAF Quad pursuant to Section 4.1(c), then Licensee will not also have to pay additional royalties on the TAF component for the sale of the TAF Quad pursuant to Section 4.1(a) or (b), the EVG component pursuant to Section 4.1(d) or (f), or the COBI component pursuant to Section 4.1(e) or (g).

(o)On a Product by Product and country by country basis, if there is no Product Patent (as defined below) owned or controlled by Gilead (or its Affiliates) in India

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

or the country in which such Product is sold, and if there is no reasonable possibility of obtaining such a Product Patent within a reasonable period of time (for example, through pending patent applications, the filing of patent applications, or by legal action (including appeals)) in India or the country in which such Product is sold, then Gilead agrees to negotiate in good faith a reduction on the royalty due with respect to such Product under this Agreement on a country by country basis. As used in this Agreement, “Product Patent” shall mean any patent or patent application claiming any Product or any API contained in such Product, including any patent or patent application claiming the composition of matter for such Product or API, or their formulation, or any patent or patent application claiming the method of use or method of manufacture with respect to such Product or such API.

(p)If any country within the Territory issues a valid, bona fide compulsory license pursuant to (1) the requirements promulgated under the Agreement on Trade-Related Aspects of Intellectual Property Rights (TRIPs) or (2) valid laws within such country (“Compulsory License”) for any Product, then for the duration of such Compulsory License the royalty payable by Licensee on Net Sales for such Product in such country shall be reduced to the royalty rate paid to Gilead by such country for such Product under such Compulsory License.

4.2    Adjustment for Combination Products. Solely for the purpose of calculating Net Sales of Combination Products, if Licensee sells Product in the form of a Combination Product containing any Licensed API and one or more other active pharmaceutical ingredients in a particular country, Net Sales of such Combination Product in such country for the purpose of determining the royalty due to Gilead pursuant to Section 4.1 will be calculated by multiplying actual Net Sales of such Combination Product in such country by the fraction A/(A+B), where A is the invoice price of such Product if sold separately in such country, and B is the total invoice price of the other active pharmaceutical ingredient(s) in the combination if sold separately in such country. If, on a country-by-country basis, such other active pharmaceutical ingredient or ingredients in the Combination Product are not sold separately in such country, but the Product component of the Combination Product is sold separately in such country, Net Sales for the purpose of determining royalties due to Gilead for the Combination Product will be calculated by multiplying actual Net Sales of such Combination Product by the fraction A/C, where A is the invoice price of such Product component if sold separately, and C is the invoice price of the Combination Product. If, on a country-by-country basis, such Product component is not sold separately in such country, Net Sales for the purposes of determining royalties due to Gilead for the Combination Product will be D/(D+E), where D is the fair market value of the portion of the Combination Products that contains the Product, and E is the fair market value of the portion of the Combination Products containing the other active pharmaceutical ingredient(s) included in such Combination Product, as such fair market values are determined by mutual agreement of the Parties, which shall not be unreasonably withheld.

4.3    Reports. Within sixty (60) days after the end of each calendar quarter, Licensee shall provide Gilead with a detailed report (the “Quarterly Report”) that

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

includes at least the information set forth in this Section 4.3. If any Quarterly Reports relate to EVG, EVG Product, EVG Combination Product or TAF Quad, Gilead will have the right to share such Quarterly Reports with Japan Tobacco.

(a)Product and API Information. In each Quarterly Report, Licensee agrees to set forth in reasonable detail: (i) amounts of API and Product manufactured by Licensee, (ii) API and Product in Licensee’s stock, (iii) the Third Party Resellers, if any, to which Licensee has provided Product and in what quantities (on a Third Party Reseller by Third Party Reseller basis), (iv) in the case of the sale of any API to third-party manufacturers of Product, the identity of such third parties and quantities of API sold to each such third party and (v) the volume of API or Product that Licensee intends to manufacture over the course of the following 12-month period, on a month by month basis.

(b)Payment Information. In each Quarterly Report, Licensee shall include the following information: (i) total invoiced sales of Product, Net Sales, the deductions used to determine Net Sales, number of units of Product sold, each of which shall be reported on a Product-by-Product and country-by-country basis, (ii) adjustments for Combination Products (pursuant to Section 4.2) including calculations showing the Net Sales of the EVG component of any EVG Combination Product or the TAF Quad, (iii) total royalties owed for the calendar quarter, the countries to which the Product has been sent and in what quantities, and (iv) Net Sales by each Third-Party Reseller, if any.

(c)Regulatory Information. In each Quarterly Report, Licensee shall provide Gilead with the following information: (i) a list of countries within the Territory for which such regulatory approvals or authorization have been obtained for Product and
(ii) a description of activities performed by Licensee, its designee or, to its knowledge any other third party, with respect to the filing, obtaining or maintaining of such regulatory approvals or authorizations for the Territory for any Product.

(d)Certifications; Payments. Together with each Quarterly Report, Licensee shall (i) provide Gilead with a written certification of the accuracy of the contents of the Quarterly Report, signed by an appropriate Licensee senior officer and (ii) pay royalties due to Gilead for the calendar quarter covered by such Quarterly Report. Licensee shall provide Quarterly Reports to Gilead at the address set forth in Section 12.4 below. Licensee shall pay royalties to Gilead by wire transfer to the bank account indicated by Gilead.

(e)Quarterly Reports. In each Quarterly Report, Licensee shall provide Gilead with the following information: (i) any Drug Controller General of India export permits obtained by the Licensee for Product, including the quantity of Product exported, the final destination of the Product and the recipient of the Product; and (ii) any Central Drugs Standard Control Organization (CDSCO) No Objection Certificates (NOC) obtained by third parties for Product for which Licensee provided assistance, including the quantity of Product exported, the final destination of the Product and the recipient of the Product.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

4.4    Payment Terms; Conversion. Licensee shall make all payments to Gilead in US Dollars within sixty (60) days following the end of each calendar quarter. With regard to sales in currencies other than US Dollars, conversion from local currency into US Dollars shall be in accordance with Licensee’s normal and customary procedures, as reported in its audited financial statements.

4.5    Records. Licensee shall keep complete and accurate records of API and Product produced and sold in sufficient detail to enable Licensee to determine the amount of royalties due, the parties to whom Product or API was sold, and the countries in which sales occurred.

4.6    Audit. Gilead has the right to engage an independent public accountant to perform, on no less than thirty (30) days’ advance notice to Licensee, an audit, conducted in accordance with generally accepted auditing standards, of such books and records of Licensee that are deemed necessary by such public accountant to report amounts of API and Product produced, gross sales, Net Sales for the periods requested and accrued royalties. Gilead will bear the full cost of any such audit unless such audit discloses a difference of more than five percent (5%) from the amount of royalties due. In such case, Licensee shall promptly pay Gilead any underpayment and shall bear the full cost of such audit. To the extent relevant to EVG, EVG Product, EVG Combination Product, or TAF Quad, Gilead will have the right to disclose such audit results to Japan Tobacco.

4.7    Interest. Any amount payable hereunder by Licensee, which is not paid when due in accordance this Section 4, shall bear a pro rata monthly interest rate of one percent (1%) subject to any necessary approvals that may be required.

4.8    Taxes

(a)Withholding Taxes. Licensee shall promptly pay the withholding tax for and on behalf of Gilead to the proper governmental authority and shall promptly furnish Gilead with the tax withholding certificate furnished by the Licensee. Licensee shall be entitled to deduct the withholding tax actually paid from such payment due Gilead. Each party agrees to assist the other party in claiming exemption from such withholdings under double taxation or similar agreement or treaty from time to time in force and in minimizing the amount required to be so withheld or deducted.

(b)Other Taxes. Except as provided in this Section 4.8, all taxes or duties in connection with payments made by Licensee shall be borne by Licensee.

4.9    Royalty Term. Royalty payments shall be paid to Gilead by Licensee on a Product-by-Product and country-by-country basis starting on the date of the first commercial sale of a Product in a country and continuing until the last to occur of the following: (a) the expiration or abandonment of the last-to-expire Patent containing a valid claim covering the manufacture, use, import, offer for sale or sale of API or Product in such country; and (b) the date of expiration or abandonment of the last-to-expire Patent containing a valid claim covering the manufacture, use, import, offer for sale or sale of API

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

or the Product in the country(ies) in which such Product is manufactured (the “Royalty Term”). Notwithstanding the foregoing, the Royalty Term for any Product will not extend beyond the date on which all patents and patent applications covering such Product (or the API contained therein) in the United States expire.

5.	Intellectual Property

5.1    Maintenance of Patents. Gilead (or, where applicable, Japan Tobacco) shall not be obligated to maintain or enforce the Patents.

5.2    Cooperation. If either party becomes aware of a suspected infringement of any Patent or the occurrence of any prohibited activity described in 7.2(a)(i)-(ix), such party will notify the other party promptly, and following such notification, the parties will confer. Gilead (except in the case of Patents relating to EVG, EVG Product, EVG Combination Product or TAF Quad that are subject to the Japan Tobacco Agreement and controlled by Japan Tobacco) will have the right, but not the obligation, to bring an infringement or other action at its own expense, in its own name, and entirely under its own direction and control. Licensee will reasonably assist Gilead (or, where applicable, Japan Tobacco) in such actions or proceedings if so requested, and will lend its name to such actions or proceedings if required by law in order for Gilead (or Japan Tobacco) to bring such an action.

5.3    Reporting of Improvements. Licensee shall provide Gilead with an annual report, in writing and in reasonable detail that sets forth any Improvements, including any patent applications claiming Improvements. Licensee shall transfer to Gilead, upon request by Gilead and at Gilead’s expense, any know-how owned or controlled by Licensee relating to such Improvements. Any failure to report any such Improvements to Gilead in accordance with the terms of this Agreement shall constitute a breach of this Agreement and shall provide Gilead with the right to terminate this Agreement pursuant to Section 10.2. Gilead shall not transfer any Improvements obtained from Licensee to any third party, provided, however, that (a) Gilead may transfer Improvements to Gilead’s own Affiliates and suppliers, provided such Affiliates and suppliers utilize such Improvements solely for the benefit of Gilead and/or Japan Tobacco, and (b) Gilead may transfer Improvements relating to EVG, EVG Product, EVG Combination Product, or TAF Quad to Japan Tobacco in accordance with the Japan Tobacco Agreement for use solely for the benefit of Japan Tobacco, including the transfer and use of such Improvements to Japan Tobacco’s suppliers for the benefit of Japan Tobacco. For clarity, Improvements (including EVG Improvements) relating to Pediatric Formulations will remain subject to Section 6.2(e).

5.4    Trademarks

(a)Any Product offered for sale or sold under this Agreement shall have a trade dress, including a distinct color, shape and trade name different from and not likely to be confused with, any product sold by or on behalf of Gilead and, where applicable, the comparable product sold by Japan Tobacco. Licensee’s non-performance of

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

the obligations set forth in this Section 5.4(a) shall constitute a material breach of Licensee’s material obligations under this Agreement.

(b)Licensee shall provide to Gilead, prior to any regulatory submissions for any Product, or selling or offering for sale any Product, samples of the Product and any packaging, labeling information or marketing materials (including, but not limited to, advertisement and promotional materials) to be used with the Product. Gilead shall have the right to review and approve the trademark and trade dress for such Product and its packaging to determine if such Product or its packaging is likely to be confused with Gilead’s trade dress and trademarks, consistent with the requirements set forth in Section 5.4(a). If Gilead reasonably objects to the trade dress or other aspects of the Product or product packaging based on the requirements set forth in Section 5.4(a), the parties shall discuss in good faith Gilead’s concerns and Licensee agrees to make such modifications to the Product or packaging as are necessary to address Gilead’s concerns.

5.5    Technology Transfer. Licensee acknowledges that as of the Amended and Restated Effective Date Gilead has made the one-time technology transfers available to Licensee, whether directly or through MPP, of know-how owned or controlled by Gilead relating to the manufacture of TAF, EVG, COBI, TAF Product, EVG Product, COBI Product, and TAF Quad, in each case as described in Appendix 3 hereto. Additionally, during the term of this Agreement, within ninety (90) days following Gilead’s receipt of marketing approval from the FDA for a Product containing BIC, Gilead will make a one-time technology transfer available to Licensee of know-how owned or controlled by Gilead relating to the manufacture of BIC and such Product to the extent and in the manner specified in Appendix 3 hereto.

With respect to each of the foregoing technology transfers, Licensee shall notify Gilead of its desire to receive such technology transfer within the time period therefor, and following receipt of such notice Gilead will promptly make the applicable technology transfer. If Licensee does not notify Gilead of its desire to receive a particular technology transfer within the time period therefor, then Gilead will be under no obligation to make such technology transfer. Gilead shall have no further obligation to transfer any other know-how under this Agreement.

6.	Manufacturing and Commercialization of Product

6.1    Promotion of Sales in the Territory. The parties hereto agree that an important purpose of this Agreement is to increase patient access to the Products within the Territory. Except as otherwise provided in this Agreement (including Section 5.4 above), Licensee shall have the sole discretion to manage its own commercial strategy to promote and sell the Product in the Territory, provided, however, that Licensee shall not engage in activities that are inconsistent with the first sentence of this Section 6.1. By means of example and without limitation, Licensee agrees that Licensee shall not accept patient orders that Licensee does not have the capacity to fill, and shall not obtain API or Product without having the means, either directly or through the use of permitted third parties, to

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

manufacture such API into Product and/or distribute such Product to patients within the Territory.

6.2    Manufacturing Requirements

(a)Minimum Standards. Licensee agrees that it shall manufacture API and Product in a manner consistent with (i) the applicable Indian manufacturing standards;
(ii) either World Health Organization (“WHO”) pre-qualification standards, standards of the European Medicines Agency (“EMA”), or United States Food and Drug Administration (“FDA”) tentative approval standards (“Minimum Quality Standards”); and (iii) on a country-by-country basis, any applicable national, regional or local standards as may be required by the specific country where Product is sold. In addition, Licensee and its permitted Affiliate sublicensees shall meet the Minimum Quality Standards with respect to a particular Product prior to Licensee’s and its permitted Affiliate sublicensees’ sale of such Product to any country within the Territory.

(b)Audit Right. Licensee hereby agrees to allow Gilead reasonable access to Licensee’s books and records, facilities and employees solely for the purpose and to the extent required for Gilead to audit Licensee’s compliance with the requirements of this Section 6.2 and solely with respect to the API and Products licensed hereunder. Gilead agrees that it shall limit its access to Licensee’s employees to the extent required to conduct the audit and that such employees shall not be required to disclose to Gilead information that is subject to obligations of confidentiality with third parties unless such third parties have provided consent for such disclosure. Gilead agrees to provide at least thirty (30) days prior notice of the proposed audit, and agrees that such audits shall not be conducted more than once a year unless circumstances outside the ordinary course of business warrant such an audit (such as an investigation or other government action). To the extent any such audit relates to EVG, EVG Product, EVG Combination Product, or TAF Quad, Gilead will have the right to share reports from any such audit with Japan Tobacco.

(c)Remedy for Failure. If Licensee fails at any time to meet the Minimum Quality Standards with respect to the manufacture of API or Product, Gilead may elect, in its sole discretion and notwithstanding Section 10.2 or 10.3 hereof, to suspend the effectiveness of the licenses granted hereunder until such time Gilead has determined that Licensee has corrected any such failure to Gilead’s reasonable satisfaction. During any such suspension, Gilead and Licensee shall coordinate with each other to provide for the supply of API or Product, as appropriate, to ensure that end-user patient requirements are not disrupted as a result of such suspension.

(d)Dose Requirements. All TAF Product, TAF Combination Product, EVG Product, COBI Product, EVG Combination Product, COBI Combination Product, BIC Product, BIC Combination Product, and TAF Quad manufactured, used or sold by Licensee shall consist of single dose concentrations of TAF, EVG, COBI, and/or BIC, that are the same as the dose concentration for such agent that has been approved by the FDA. Licensee agrees that it shall not manufacture or sell Products (including Combination Products) formulated at a single dose concentration other than those dose concentrations

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

approved by the FDA for such agents (each an “Alternate Dosage”), without prior written consent from Gilead, provided, however, that in the case of TAF, COBI, and BIC, Licensee may manufacture or sell TAF Product, TAF Combination Product, COBI Product, COBI Combination Product, BIC Product, or BIC Combination Product consisting of an Alternate Dosage if such Alternate Dosage has been approved for use in the Field by the appropriate regulatory authority having jurisdiction over such Product.

(e)Pediatric Formulations. Licensee agrees to use reasonable efforts to develop a TAF Product, TAF Combination Product, EVG Product, EVG Combination Product, COBI Product, COBI Combination Product, BIC Product, or BIC Product Combination, as either a liquid or dispersible tablet formulation for use in pediatric patients less than 12 years of age (each, a “Pediatric Formulation”), provided, however, that with respect to EVG Product and EVG Combination Product, Licensee agrees not to develop any such Pediatric Formulation without Gilead’s prior written consent, not to be unreasonably withheld. Licensee may seek regulatory approval for Pediatric Formulations anywhere in the Territory.

(i)If Licensee is granted regulatory approval to market such Pediatric Formulation, then Licensee will use reasonable efforts to make such Pediatric Formulation available (A) if such Pediatric Formulation is a TAF Product or TAF Combination Product, throughout the TAF Territory, (B) if such Pediatric Formulation is a COBI Product or a COBI Combination Product, throughout the COBI Territory, or (C) if such Pediatric Formulation is an EVG Product or EVG Combination Product, throughout the EVG-TAF Quad Territory, or (D) if such Pediatric Formulation is a BIC Product or BIC Combination Product, throughout the BIC Territory (for purposes of this Section 6.2(e), “Licensee’s Applicable Territory”). Gilead would agree to waive any royalty Gilead otherwise would be entitled to receive for sale of such Pediatric Formulation pursuant to Section 4.1, provided such Pediatric Formulation is sold for use in pediatric populations under age 12 and not in adult populations.

(ii)Licensee will further agree either to license such Pediatric Formulation to Gilead or to other Licensed Product Suppliers or to manufacture and supply such Pediatric Formulation to one or more Gilead Distributors for sale (a) in territories that either are outside the scope of Licensee’s Applicable Territory but within the scope of the licensed territory of such designated Licensed Product Supplier or Gilead Distributor, or
(b) in territories that are within Licensee’s Applicable Territory but in which Licensee is not able to make such Pediatric Formulation available. Licensee will be entitled to receive compensation for any such license or sale of such Pediatric Formulation to Gilead, a Licensed Product Supplier or Gilead Distributor that would be commensurate with (and not in excess of) the compensation Licensee would receive if Licensee itself sold such Pediatric Formulation in Licensee’s Applicable Territory.

(iii)If Gilead, in its sole discretion, is interested in pursuing the regulatory approval or marketing of such Pediatric Formulation in countries outside Licensee’s Applicable Territory, or in facilitating access to such Pediatric Formulation to countries within Licensee’s Applicable Territory where Licensee has not made such

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Pediatric Formulation available, then Gilead and Licensee will negotiate a separate agreement relating to such Pediatric Formulation, with such agreement including appropriate compensation for Licensee for such Pediatric Formulation. Gilead shall have the right to sublicense such Pediatric Formulation to Japan Tobacco for use in Japan in accordance with the Japan Tobacco Agreement.

6.3    Regulatory Filings and Inspections. Except as provided otherwise herein, Licensee shall be responsible for obtaining and maintaining all applicable regulatory or other approvals or authorizations to carry out its activities in the Territory as set forth in this Agreement. Gilead may, in its discretion, elect to file for regulatory or other approval or authorization to make and sell API and Product anywhere in the Territory. Upon either party’s request, the other party shall provide non-proprietary data that the other party believes is reasonably necessary to obtain any such approvals, authorizations, permits or licenses. Licensee shall obtain, have and maintain all required registrations for its manufacturing facilities. Licensee shall allow appropriate regulatory authorities to inspect such facilities to the extent required by applicable law, rule or regulation. Gilead agrees to provide Licensee with NCE Exclusivity, or other regulatory exclusivity, waivers as may be required by the applicable regulatory authorities in order to manufacture or sell Product in the Territory, provided such manufacture and sale by Licensee is compliant with the terms and conditions of this Agreement. Licensee agrees not to pursue or obtain regulatory exclusivity on any Product in any country within the Territory.

6.4    Marketing Materials. Any marketing materials (including, but not limited to, advertisement and promotional materials) used by Licensee and its Third-Party Resellers shall not contain any misstatements of fact, shall be fully compliant with the applicable laws, rules and regulations, and shall be distinct from, and not cause any confusion with, any marketing materials or Products used or sold by Gilead, or any marketing materials or products sold by Japan Tobacco. Any statements made in such marketing materials regarding Gilead, including without limitation statements made in reference to Licensee’s collaboration with Gilead, shall require Gilead’s prior written approval.

6.5    Product Labeling. Licensee shall expressly state on the labeling of all Products sold or offered for sale under this Agreement that the Product “is manufactured under a license from Gilead Sciences. Inc.”

6.6    Safety Reporting.

(a)Licensee is responsible for all single and periodic reporting to all applicable regulatory authorities for the Products manufactured by or on behalf of Licensee under the Agreement.

(b)Licensee is responsible for all pharmacovigilance activities with respect to such Products, including but not limited to all associated signal detection, risk management and product labelling requirements.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(c)In the event Licensee receives an individual case safety report associated with any Gilead proprietary product, Licensee agrees to forward such reports to Gilead at E-Mail: SafetyFC@gilead.com Fax: +1-650-522-5477.

(d)Licensee will forward details of any confirmed safety signals or emerging safety issues relating to Products manufactured by or on behalf of Licensee under this Agreement and any supporting documentation to the risk management contact at Gilead: Neda.Shokrai@gilead.com.

7.	Representations, Warranties and Covenants

7.1    Ability to Perform. Gilead and Licensee each represent and warrant that

(a)they are duly organized, validly existing and in good standing under the laws of the jurisdiction of their incorporation and have full corporate power and authority to enter into this Agreement and to carry out the provisions hereof;

(b)this Agreement has been duly executed and delivered, and constitutes a legal, valid, binding obligation, enforceable against it in accordance with the terms hereof; and

(c)the execution, delivery and performance of this Agreement does not conflict with any agreement, instrument or understanding, oral or written, to which it is a party or by which it is bound, nor violate any law or regulation of any court, governmental body or administrative or other agency having jurisdiction over such party.

7.2    Diversion of Product and Technology.

(a)Licensee covenants and agrees that Licensee and its Affiliates shall not, and shall require its Distributors and Third Party Resellers not to: (i) divert or allow the diversion of API outside of India, China, or South Africa, or to third parties that do not constitute Licensed Product Suppliers, (ii) divert or allow the diversion of TAF Product or TAF Combination Product, outside the TAF Territory, (iii) divert or allow the diversion of COBI Product or COBI Combination Product outside the COBI Territory, (v) divert or allow the diversion of EVG Product, EVG Combination Product or TAF Quad outside the EVG-TAF Quad Territory, (vi) divert or allow the diversion of BIC Product or BIC Combination Product, outside the BIC Territory, (vii) divert or allow the diversion of Licensed Technology to any third party, except as expressly permitted under this Agreement, (viii) take any action that Gilead determines in good faith to be in furtherance of the activities described in clauses (i) - (vii), or (ix) assist or support, directly or indirectly, any third party in the conduct of the activities described in clauses (i) - (viii). The parties agree that it shall not be a breach of Section 3.1 or this Section 7.2 for Licensee or its Affiliate to file marketing approval applications for any Product in a country outside of the Territory, or for Licensee or its Affiliate to provide developmental quantities of API or Product in support of such marketing approval applications or a third party’s application for marketing approval, in each case, as required by applicable regulatory authorities in

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

such country, it being understood that this provision shall not be construed as expressly or implicitly granting Licensee any right or license under any Gilead intellectual property right beyond the licenses granted in Section 2 of this Agreement or otherwise providing any authorization by Gilead to do so, and does not constitute a waiver of any rights of Gilead under law that it may have to contest the filing or granting of such marketing approval applications.

(b)Damages. In the event (i) any Product is diverted (x) by Licensee or its Affiliate sublicensees, or (y) by another party with the assistance of the Licensee or its Affiliate sublicensees, in each case to any country outside the Territory in any manner described in Section 7.2(a), and (ii) a patent covering such Product has been granted in such country or in the country(ies) outside the Territory in which such Product is manufactured (collectively the circumstance described by clause (i) and (ii), a “Diversion Event”), then in addition to any other remedies Gilead may be entitled to at law or in equity, Gilead shall be entitled to injunctive relief and to receive lost profits associated with the Diversion Event, which such lost profits will be determined by taking into consideration the following factors: (1) the quantity of Product that is the subject of such Diversion Event; (2) the average profit Gilead receives from its sale of such Product in the country(ies) outside the Territory into which such Product was sold or otherwise transferred; and (3) any erosion in Gilead’s market share in such country(ies) outside the Territory as a result of such Diversion Event.

7.3    Access Promotion. Licensee covenants and agrees that it shall not engage in activities that are contrary to the goal of promoting patient access to Product to satisfy unmet medical needs within the Territory.

7.4    Compliance

(a)General. Licensee covenants and agrees that it shall perform all activities under this Agreement in accordance with all applicable laws, rules, and regulations, including, without limitation, with respect to privacy, data protection, recalls, safety and reporting requirements and shall obtain, have and maintain all necessary regulatory approvals (including in India), marketing authorizations, permits and licenses, at Licensee’s expense for the manufacture and sale of the API and/or Product and any other Licensee activities contemplated under this Agreement.

(b)FCPA and UK Bribery Act. Licensee covenants and agrees that neither the Licensee, nor any of its Affiliates, nor any of their respective directors, officers, employees or agents (all of the foregoing, including Affiliates collectively, “Licensee Representatives”) has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended (such act, including the rules and regulations thereunder, the “FCPA”), the U.K. Bribery Act of 2010 (“Bribery Act”), or any other applicable anti-bribery or anticorruption laws, rules or regulations (collectively with the FCPA and the Bribery Act, the “Anticorruption Laws”). Licensee covenants and agrees that Licensee and Licensee Representatives have conducted and will conduct their businesses in compliance with the Anticorruption Laws.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Licensee covenants and agrees that it shall provide to Gilead on the Amended and Restated Effective Date and within thirty (30) days after the beginning of each calendar year thereafter, certification in writing by Licensee of Licensee’s compliance with the Anticorruption Laws.

(c)Conflicts. Neither party shall be required to take any action or perform any obligation under this Agreement to the extent that such action or obligation is in direct conflict with any applicable law, rule or regulation, provided, however, that both Licensee and Gilead are in agreement regarding (i) the requirements of such law, rule or regulation, and (ii) the affect that such law, rule or regulation has on such action or obligation required under this Agreement.

7.5    Patent Infringement. Licensee covenants and agrees that it shall not infringe the Patents outside the scope of the licenses granted to it pursuant to Section 2, and shall not infringe the Emtricitabine Patents outside the scope of the covenant not to sue set forth in Section 7.6.

7.6    Covenant Concerning Certain Gilead Patents. Gilead covenants and agrees that it shall not, at any time during the term of this Agreement, bring any claim or proceeding of any kind or nature against Licensee in relation to any of the pending and issued patents identified in Appendix 4 hereto (the “Emtricitabine Patents”) to the extent that Licensee decides to make, use, sell, have sold and export any Product in the Territory that may infringe any claims covering the manufacture, use and sale of emtricitabine contained in such Emtricitabine Patents.

7.7    EXCEPT AS OTHERWISE EXPRESSLY PROVIDED IN THIS AGREEMENT, GILEAD DOES NOT GIVE ANY REPRESENTATIONS OR WARRANTIES, EXPRESS OR IMPLIED, INCLUDING, WITHOUT LIMITATION, WARRANTIES OF NON-INFRINGEMENT IN THE TERRITORY. Gilead also does not give any warranty, express or implied, with regard to the safety or efficacy of API or the Product and it shall be the sole responsibility of the Licensee to ensure such safety or efficacy.

8.	Liability and Indemnity

8.1    Licensee Indemnity. Licensee shall indemnify, hold harmless and defend Gilead, and its subsidiaries, licensors, directors, officers, employees and agents (together, the “Gilead Indemnitees”), from and against any and all losses, damages, expenses, cost of defense (including, without limitation, attorneys’ fees, witness fees, damages, judgments, fines and amounts paid in settlement) and any amounts a Gilead Indemnitee becomes legally obligated to pay because of any claim against it (i) arising out of any breach by Licensee of the terms and conditions of this Agreement, or (ii) for any product liability, liability for death, illness, personal injury or improper business practice, or any other statutory liability or any other liability under any law or regulation, to the extent that such claim or claims are due to reasons caused by or on behalf of Licensee related to API or Product (including, without limitation, its manufacture, use or sale of API or Product). The

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

indemnification obligations of Licensee stated in this Section 8.1 shall apply only in the event that Gilead provides Licensee with prompt written notice of such claims, grants Licensee the right to control the defense or negotiation of settlement (using counsel reasonably approved by Gilead), and makes available all reasonable assistance in defending the claims. Licensee shall not agree to any final settlement or compromise with respect to any such claim that adversely affects Gilead without obtaining Gilead’s consent.

8.2    Product Liability. Licensee shall be solely responsible in respect of any product liability or any other statutory liability under any regulation, in respect of API or the Product.

8.3    Gilead Liability. NOTWITHSTANDING ANYTHING TO THE CONTRARY CONTAINED IN THIS AGREEMENT, IN NO EVENT SHALL GILEAD BE LIABLE TO LICENSEE FOR ANY INDIRECT, SPECIAL, CONSEQUENTIAL, PUNITIVE, EXEMPLARY OR INCIDENTAL DAMAGES (INCLUDING BUT NOT LIMITED TO LOSS OF BUSINESS OR PROFITS) RELATED TO THIS AGREEMENT, AND SHALL NOT HAVE ANY RESPONSIBILITIES OR LIABILITIES WHATSOEVER WITH RESPECT TO API OR PRODUCT, EVEN IF, IN ANY SUCH CASE, ADVISED OF THE POSSIBILITY OF SUCH CLAIMS OR DEMANDS, REGARDLESS OF THE FORM OF ACTION OR LEGAL THEORY WHETHER UNDER CONTRACT LAW, TORT LAW (INCLUDING WITHOUT LIMITATION NEGLIGENCE), STRICT LIABILITY, STATUTE, WARRANTY OR OTHERWISE.

9.	Insurance

Within thirty (30) days prior to the first commercial launch by Licensee of a Product, and each year thereafter for so long as this Agreement is in effect, Licensee shall provide to Gilead certificates of insurance by insurers acceptable to Gilead evidencing public liability coverage in India, including products liability, with a combined limit of no less than one million dollars ($1,000,000.00) for bodily injury, including personal injury, and property damage. Gilead shall have the right to provide any such certificate to Japan Tobacco. Coverage with respect to public liability will be in India and will be global under product liability policy, and shall name Gilead and Japan Tobacco as additional insureds. Licensee shall not cancel any such policy without at least sixty (60) days prior written notice to Gilead, and agrees that such policy shall be maintained (or have an extended reporting period) of at least seven (7) years after the termination of this Agreement.

10.	Term and Termination

10.1    Term. This Agreement shall enter into force upon the Amended and Restated Effective Date and, unless earlier terminated as provided herein, shall continue until the expiration of the Royalty Term. Upon expiration of the Royalty Term (but not the earlier termination of this Agreement), and with respect to a particular Product in a particular country in the Territory, subject to the terms and conditions herein with respect

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

to such Product and such country, the license and sublicense granted in Section 2 to Licensee shall become a perpetual, irrevocable, fully paid-up, royalty free license under the Licensed Know-How to develop, make, have made, use, sell, have sold, offer for sale, import and distribute such Product in the Field in such country.

10.2    Termination for Breach. A party (“non-breaching party”) shall have the right to terminate this Agreement in the event the other party (“breaching party”) is in material breach of any of its material obligations under this Agreement. The non-breaching party shall provide written notice to the breaching party. The breaching party shall have a period of thirty (30) days after such written notice is provided to cure such breach. If such breach is not cured within the thirty day period, this Agreement shall effectively terminate.

10.3    Gilead Right to Terminate

(a)Gilead shall have the right to terminate this Agreement and/or one or both of the licenses granted pursuant to Section 2.1 or Section 2.2 (whether or not such event constitutes a right of termination pursuant to Section 10.2), immediately if in the reasonable opinion of Gilead, control (through ownership or otherwise) of Licensee changes.

(b)Gilead shall have the right to terminate this Agreement and/or one or both of the licenses granted pursuant to Section 2.1 or Section 2.2 and/or the covenant contained in Section 7.6 (whether or not such event constitutes a right of termination pursuant to Section 10.2), if:

(i)Gilead determines in good faith that (A) a material quantity of API made or sold by Licensee has been diverted outside of South Africa, China, or India, or to third parties that are not Licensed Product Suppliers, (B) Product made and/or sold by Licensee has been diverted to countries outside the Territory, whether or not by any fault or action or inaction of Licensee, or (C) any of the prohibited activities described in Section 7.2(a)(i)-(ix) has occurred;

(ii)Gilead determines in good faith that, due to material deficiencies in Licensee’s compliance, or repeated failure to comply, with the Minimum Quality Standards, Licensee is unable to reliably and consistently manufacture API or Product in accordance with the Minimum Quality Standards; or

(iii)	Gilead determines in good faith that Licensee has obtained
(x) material quantities of API from sources outside of India, China, or South Africa, or in ways that are inconsistent with the terms and conditions of Section 3; or

(iv)     Gilead’s rights to EVG terminate due to the termination of the Japan Tobacco Agreement, provided, however, that in such event, such termination would only apply on a Product-by-Product basis and with respect to Products containing

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

EVG that are subject to the sublicense granted by Gilead under the Japan Tobacco Agreement.

Gilead shall give Licensee written notice of any such event and provide Licensee with a period of thirty (30) days after such notice to demonstrate that the conditions giving rise to Gilead’s determination no longer exist to Gilead’s reasonable satisfaction. If Licensee is unable to do so, this Agreement shall be terminated effective upon the thirtieth (30th) day following such notice.
(c)(i) For clarity, and notwithstanding anything to the contrary in this Agreement, with respect to a particular Product, and on a Product-by-Product and country-by-country basis, if there is no Product Patent owned or controlled by Gilead (or its Affiliates) in India and a particular country outside of the Territory, and if there is no reasonable possibility of obtaining such a Product Patent within a reasonable period of time (for example, through pending patent applications, the filing of patent applications, or by legal action (including appeals)) in India and such country outside of the Territory, it shall not be deemed to be a breach of this Agreement for Licensee to supply such Product in such country and Licensee shall not be obligated to pay Gilead any royalty therefor; provided that Licensee obtained applicable regulatory approval in such country.

(ii) Similarly, on an API-by-API and Product-by-Product basis, it shall not be deemed to be a breach of the Agreement for Licensee: (x) to manufacture API in any country where there is no Product Patent owned or controlled by Gilead (or its Affiliates) covering such API in such country, and there is no reasonable possibility of obtaining such a Product Patent within a reasonable period of time (for example, through pending patent applications, the filing of patent applications, or by legal action (including appeals)) in such country; (y) to sell such API referred to in clause (x) of this Section 10.3(c)(ii) in any country where there is no Product Patent owned or controlled by Gilead (or its Affiliates) covering such API in such country, and there is no reasonable possibility of obtaining such a Product Patent within a reasonable period of time (for example, through pending patent applications, the filing of patent applications, or by legal action (including appeals)) in such country; or (z) to manufacture and/or sell Product incorporating such API referred to in clause (x) of this Section 10.3(c)(ii) in any country where there is no Product Patent owned or controlled by Gilead (or its Affiliates) covering such Product (or the API contained therein) in such country, and there is no reasonable possibility of obtaining such a Product Patent within a reasonable period of time (for example, through pending patent applications, the filing of patent applications, or by legal action (including appeals)) in such country.

(d)For further clarity, and notwithstanding anything to the contrary in this Agreement, it shall not be deemed to be a breach of the Agreement for Licensee to supply an API or Product outside the Territory into a country where: (i) the government of such country has issued a Compulsory License relating to such API or Product allowing for the importation of such API or Product into such country, provided that Licensee's supply of Product or API into such country is solely within the scope and geographic range of such Compulsory License and only for the duration that such Compulsory License is in effect;

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

and/or (ii) the Government of India has issued a Compulsory License allowing for the export of an API or Product from India and into such country, provided that: (Y)(1) there are no Product Patents owned or controlled by Gilead (or its Affiliates) issued in such country or (2) a Compulsory License has also been issued by the relevant authorities of such country; and (Z) Licensee's supply of Product or API into such country is solely within the scope and geographic range of the Compulsory License issued by the Government of India, and only for the duration that such Compulsory License is in effect.

10.4    Licensee Right to Terminate. Licensee will have the right to terminate this Agreement for its convenience on an API-by-API basis upon thirty (30) days prior written notice to Gilead. Any written notice given under this Section 10.4 shall expressly identify the API(s) for which Licensee desires to terminate its license from Gilead (each, a “Terminated API”). In the event of any such termination, with respect to any such Terminated API, and in each case subject to Section 10.7, the following terms shall apply as of the effective date of termination for such API (the “API Termination Date”).

(a)All licenses granted by Gilead under this Agreement with respect to such Terminated API, and any other rights granted by Gilead with respect to such Terminated API, including without limitation Gilead’s obligation to make a technology transfer available with respect to such API pursuant to Section 5.5 (to the extent such technology transfer has not already occurred), shall terminate and all Sections of this Agreement shall be interpreted to exclude such Terminated API therefrom.

(b)All licenses granted by Gilead under this Agreement with respect to any product containing such Terminated API, and any other rights granted by Gilead with respect to such product(s), shall terminate and all Sections of this Agreement shall be interpreted to exclude such product(s) therefrom. For the avoidance of doubt (i) any termination by Licensee of its license to TAF pursuant to this Section 10.4 shall in turn terminate Licensee’s rights and licenses under all Patents that claim TAF (alone or in combination with any other compounds) to manufacture, sell, use, export or import any Product that contains TAF; (ii) any termination by Licensee of its license to COBI pursuant to this Section 10.4 shall in turn terminate Licensee’s rights and licenses under all Patents that claim COBI (alone or in combination with any other compounds) to manufacture, sell, use, export or import any Product that contains COBI; (iii) any termination by Licensee of its license to EVG pursuant to this Section 10.4 shall in turn terminate Licensee’s rights and licenses under all Patents that claim EVG (alone or in combination with any other compounds) to manufacture, sell, use, export or import any Product that contains EVG and (iv) any termination by Licensee of its license to BIC pursuant to this Section 10.4 shall in turn terminate Licensee’s rights and licenses under all Patents that claim BIC (alone or in combination with any other compounds) to manufacture, sell, use, export or import any Product that contains BIC.

(c)For the avoidance of doubt, (i) nothing set forth in this Section 10.4 shall limit Licensee’s ability to manufacture and sell any API for which it retains a license under this Agreement in combination with any other active pharmaceutical ingredient(s), including without limitation a Terminated API, provided that (Y) Licensee has the legal

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

right to manufacture and sell such other active pharmaceutical ingredient and products containing such other active pharmaceutical ingredient within the applicable country(ies) within the Territory and (Z) such manufacture and/or sale is in compliance with the licenses, rights and obligations granted herein, including without limitation Section 2.5(c); and (ii) Licensee will have no obligation to pay Gilead any royalties on Net Sales generated from any product containing a Terminated API and not containing any other API (“Terminated Product”) after the API Termination Date.

(d)Termination of any license with respect to any API under this Section 10.4 shall not relieve Licensee of any obligation accruing on or prior to the API Termination Date therefor, including the obligation to pay royalties pursuant to Article 4 on Net Sales of any Product sold prior to the API Termination Date. Upon termination of all API licensed to Licensee under this Agreement, this Agreement shall be deemed terminated in its entirety pursuant to Section 10.4. Nothing set forth in this Section 10.4 shall be deemed a waiver by Gilead to enforce any Patent or any other intellectual property right owned or controlled by Gilead against Licensee for any activities Licensee may undertake with respect to any Terminated API or Terminated Product after any such API Termination Date.

10.5    Insolvency. In the event that Licensee becomes insolvent, makes an assignment to the benefit of creditors, or has a petition in bankruptcy filed for or against it, Gilead shall have the right to treat such event as a material breach.

10.6    Waiver. The waiver by either party of any breach of any term or condition of this Agreement shall not be deemed a waiver as to any subsequent or similar breach.

10.7    Survival. On a Product-by-Product and API-by-API basis, Sections 1, 2.4 (with respect to Improvements developed prior to the effective date of expiration or termination), 2.6(b), 4.3 (with respect to API and Product manufactured and/or sold prior to the effective date of expiration or termination), 4.5 (for a period of 3 years following the effective date of expiration or termination), 4.6 (for a period of 3 years following the effective date of expiration or termination), 5.2 (solely with respect to the obligations set forth in the last sentence of Section 5.2), 5.3 (for a period of 1 year following the effective date of expiration or termination of the Agreement, and solely with respect to Improvements developed prior to the effective date of expiration or termination), 5.4(a), 6.2(e)(iii), 6.3, 7.2(b)(with respect to Products sold prior to such expiration or termination), 7.7, 8, 9, 10.1, 10.4(d), 10.6, 10.7, 11 and 12 shall survive (a) termination or expiry of this Agreement or (b) in the event Licensee terminates its license with respect to any API as provided in Section 10.4, the API Termination Date with respect to such Terminated API and Terminated Product; provided, however, that in the event of such a termination pursuant to this clause 10.7(b), (i) Sections 5.3 and 6.2(e)(iii) shall not survive with respect to such Terminated API or Terminated Product and (ii) Section 2.4 shall survive solely with respect to those Improvements relating to such Terminated API or Terminated Product first developed by Licensee prior to the API Termination Date therefor. Except as otherwise provided in this Section 10.7, all rights and obligations of the parties under this Agreement shall terminate upon the expiration or termination of this Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

11.	Confidentiality and Publications

11.1    Confidential Information. All information of proprietary nature, including technology and know-how (“Confidential Information”), disclosed by one party (the “Disclosing Party”) to the other party (the “Receiving Party”) hereunder shall (a) be used solely and exclusively by the Receiving Party in a manner consistent with the licenses and rights granted hereunder; (b) be maintained in confidence by the Receiving Party; and (c) not be disclosed to any third party or used for any purpose except to exercise its rights and perform its obligations under this Agreement. The foregoing confidentiality obligations shall not apply if the Receiving Party can demonstrate by competent written evidence that such information: (i) is known by the Receiving Party at the time of its receipt and, not through a prior disclosure by the Disclosing Party, as documented by the Receiving Party’s business records; (ii) is in the public domain other than as a result of any breach of this Agreement by the Receiving Party; (iii) is subsequently disclosed to the Receiving Party on a non-confidential basis by a third party who may lawfully do so; or (iv) is independently discovered or developed by the Receiving Party without the use of Confidential Information provided by the Disclosing Party, as documented by the Receiving Party’s business records. Within thirty (30) days after any expiration or termination of this Agreement, Receiving Party shall destroy (and certify to the Disclosing Party such destruction) or return all Confidential Information provided by the Disclosing Party except as otherwise set forth in this Agreement. One (1) copy of the Confidential Information may be retained in the Receiving Party’s files solely for archival purposes as a means of determining any continuing or surviving obligations under this Agreement. The confidential obligations under this Agreement shall survive this Agreement for a period of five (5) years. To the extent Gilead receives any Confidential Information from Licensee relating to EVG, EVG Product, EVG Combination Product or TAF Quad, Gilead will have the right to disclose such Confidential Information to Japan Tobacco, provided such disclosure remains subject to the obligations of confidentiality and non-disclosure set forth in the Japan Tobacco Agreement.

11.2    Press Release. Each party may disclose to third parties or make public statements, by press release or otherwise, regarding the existence of this Agreement, the identity of the parties, the terms, conditions and subject matter of this Agreement, or otherwise in reference to this Agreement, provided such disclosures or statements are accurate and complete with respect to the subject matter thereof and the information disclosed therein.

11.3    Use of Name. Except as provided for under Section 11.2, neither party shall use the other party’s name, logo or trademarks for any purpose including without limitation publicity or advertising, except with the prior written consent of the other party. Licensee agrees not to use Japan Tobacco’s name, logo or trademarks for any purpose except with the prior written consent of Japan Tobacco.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

12.	Miscellaneous

12.1    Agency. Neither party is, nor will be deemed to be, an employee, agent or representative of the other party for any purpose. Each party is an independent contractor, not an employee or partner of the other party. Neither party shall have the authority to speak for, represent or obligate the other party in any way without prior written authority from the other party.

12.2    Entire Understanding. This Agreement embodies the entire understanding of the parties with respect to the subject matter hereof and supersedes all previous communications, representations or understandings, and agreements, whether oral or written, between the parties relating to the subject matter hereof. Gilead and Licensee hereby expressly agree that this Agreement amends and restates in its entirety the Original License Agreement as of the Amended and Restated Effective Date, and the terms of the Original License Agreement shall apply with respect to the period of time preceding the Amended and Restated Effective Date.

12.3    Severability. The parties hereby expressly state that it is not their intention to violate any applicable rule, law or regulation. If any of the provisions of this Agreement are held to be void or unenforceable with regard to any particular country by a court of competent jurisdiction, then, to the extent possible, such void or unenforceable provision shall be replaced by a valid and enforceable provision which will achieve as far as possible the economic business intentions of the parties. The provisions held to be void or unenforceable shall remain, however, in full force and effect with regard to all other countries. All other provisions of this Agreement shall remain in full force and effect.

12.4    Notices

(a)Any notice or other communication to be given under this Agreement, unless otherwise specified, shall be in writing and shall be deemed to have been provided when delivered to the addressee at the address listed below (i) on the date of delivery if delivered in person or (ii) three days after mailing by registered or certified mail, postage paid:

In the case of Gilead:

Gilead Sciences, Inc. 333 Lakeside Drive Foster City, CA 94404 U.S.A.
Attention: General Counsel Facsimile: (650) 522-5537

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

In the case of Licensee: [TBD]

(b)Either party may change its address for communications by a notice in writing to the other party in accordance with this Section 12.4.

12.5    Governing Law. This Agreement is made in accordance with and shall be governed and construed under the laws of England, without regard to its choice of law principles.

12.6    Arbitration

(a)All disputes arising out of or in connection with the present Agreement shall be finally settled under the Rules of Arbitration of the International Chamber of Commerce by three arbitrators.

(b)Each party shall nominate one arbitrator. Should the claimant fail to appoint an arbitrator in the Request for Arbitration within thirty (30) days of being requested to do so, or if the respondent should fail to appoint an arbitrator in its Answer to the Request for Arbitration within thirty (30) days of being requested to do so, the other party shall request the ICC Court to make such appointment.

(c)The arbitrators nominated by the parties shall, within thirty (30) days from the appointment of the arbitrator nominated in the Answer to the Request for Arbitration, and after consultation with the parties, agree and appoint a third arbitrator, who will act as a chairman of the Arbitral Tribunal. Should such procedure not result in an appointment within the thirty (30) day time limit, either party shall be free to request the ICC Court to appoint the third arbitrator.

(d)	London, England shall be the seat of the arbitration.

(e)The language of the arbitration shall be English. Documents submitted in the arbitration (the originals of which are not in English) shall be submitted together with an English translation.

(f)This arbitration agreement does not preclude either party seeking conservatory or interim measures from any court of competent jurisdiction including, without limitation, the courts having jurisdiction by reason of either party’s domicile. Conservatory or interim measures sought by either party in any one or more jurisdictions shall not preclude the Arbitral Tribunal granting conservatory or interim measures. Conservatory or interim measures sought by either party before the Arbitral Tribunal shall not preclude any court of competent jurisdiction granting conservatory or interim measures.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(g)In the event that any issue shall arise which is not clearly provided for in this arbitration agreement the matter shall be resolved in accordance with the ICC Arbitration Rules.

12.7    Assignment. Gilead is entitled to transfer and assign this Agreement and the rights and obligations under this Agreement on prior notice to Licensee. Licensee is not entitled to transfer or assign this Agreement or the rights and obligations under this Agreement.

12.8    Amendment. No amendment or modification hereof shall be valid or binding upon the parties unless made in writing and signed by both parties.

END OF PAGE
[signatures appear on following page]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, the parties hereto have executed this Amended and Restated License Agreement as of the Amended and Restated Effective Date.

GILEAD:

Gilead Sciences, Inc.

By_____________________________________
Name:
Title:

LICENSEE:

By_____________________________________
Name:
Title:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Appendix 1
Countries in the TAF Territory, COBI Territory, and BIC Territory

1. Afghanistan	40.	Georgia	79.	Papua NewGuinea
2. Angola	41.	Ghana	80.	Phillipines
3. Anguilla	42.	Grenada	81.	Rwanda
4. Antigua and Barbuda	43.	Guatemala	82.	Saint Kitts and Nevis
5. Armenia	44.	Guinea	83.	Saint Lucia
6. Aruba	45.	Guinea-Bissau	84.	Saint Vincent & the
7. Bahamas	46.	Guyana		Grenadines
8. Bangladesh	47.	Haiti	85.	Samoa
9. Barbados	48.	Honduras	86.	São Tomé and Príncipe
10. Belarus	49.	India	87.	Senegal
11. Belize	50.	Indonesia	88.	Seychelles
12. Benin	51.	Jamaica	89.	Sierra Leone
13. Bhutan	52.	Kazakhstan	90.	Solomon Islands
14. Bolivia	53.	Kenya	91.	Somalia
15. Botswana	54.	Kiribati	92.	South Africa
16. British Virgin Islands	55.	Kyrgyzstan	93.	South Sudan
17. Burkina Faso	56.	Lao, People's Dem. Rep.	94.	Sri Lanka
18. Burundi	57.	Lesotho	95.	Sudan
19. Cambodia	58.	Liberia	96.	Surinam
20. Cameroon	59.	Madagascar	97.	Swaziland
21. Cape Verde	60.	Malawi	98.	Syrian Arab Republic
22. Central African Republic	61.	Malaysia	99.	Tajikistan
23. Chad	62.	Maldives	100.	Tanzania, U. Rep. of
24. Comoros	63.	Mali	101.	Thailand
25. Congo, Rep	64.	Mauritania	102.	Timor-Leste
26. Congo, Dem. Rep. of the	65.	Mauritius	103.	Togo
27. Côte d'Ivoire	66.	Moldova, Rep. of	104.	Tonga
28. Cuba	67.	Mongolia	105.	Trinidad and Tobago
29. Djibouti	68.	Montserrat	106.	Turkmenistan
30. Dominica	69.	Mozambique	107.	Turks and Caicos
31. Dominican Republic	70.	Myanmar	108.	Tuvalu
32. Ecuador	71.	Namibia	109.	Uganda
33. El Salvador	72.	Nauru	110.	Ukraine
34. Equatorial Guinea	73.	Nepal	111.	Uzbekistan
35. Eritrea	74.	Nicaragua	112.	Vanuatu
36. Ethiopia	75.	Niger	113.	Vietnam
37. Fiji Islands	76.	Nigeria	114.	Yemen
38. Gabon	77.	Pakistan	115.	Zambia
39. Gambia	78.	Palau	116.	Zimbabwe

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Appendix 2
Patents

TDF Patents

(221) Title: NUCLEOTIDE ANALOGS

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
India	Pending	7/25/1997	2076/DEL/1997

(230) Title: NUCLEOTIDE ANALOG COMPOSITION AND SYNTHESIS METHOD

SubCase	Status	Filing Date	Application No.	Patent No.	Issue Date
India	Pending	7/24/1998	896/DEL/2002
India	Pending	7/24/1998	963/DEL/2002
India	Pending	7/24/1998	1362/DEL/2004
India	Granted	7/24/1998	2174/DEL/1998	190780	3/15/2004
Indonesia	Granted	7/23/1998	W-991548	7658	4/11/2002

(270) Title: COMPOSITIONS AND METHODS FOR COMBINATION ANTIVIRAL THERAPY

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
Armenia	Granted	1/13/2004	200501134	15145	6/13/2011
Eurasian Patent Organization	Published	1/13/2004	201100293
Eurasian Patent Organization	Granted	1/13/2004	200501134	15145	6/13/2011
Kazakhstan	Granted	1/13/2004	200501134	15145	6/13/2011
Kazakhstan	Pending		200501134 (PTE Application)
Kyrgyz Republic	Granted	1/13/2004	200501134	15145	6/13/2011
Kyrgyz Republic	Granted		200501134 (PTE Application)	15145	5/31/2012
Moldova	Granted	1/13/2004	200501134	15145	6/13/2011
Tajikistan	Granted	1/13/2004	200501134	15145	6/13/2011
Turkmenistan	Granted	1/13/2004	200501134	15145	6/13/2011
Turkmenistan	Pending		200501134 (PTE Application)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(677) Title: A PHARMACEUTICAL COMPOSITION, A METHOD OF PREPARING THEREOF, AND A METHOD OF TREATING VIRAL DISEASES USING SAID COMPOSITION

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
Armenia	Granted	6/13/2006	200800033	17764	3/29/2013
Eurasian Patent Organization	Published	6/13/2006	201201265
Eurasian Patent Organization	Granted	6/13/2006	200800033	17764	3/29/2013
India	Pending	6/13/2006	9661/DELNP/2007
Kazakhstan	Granted	6/13/2006	200800033	17764	3/29/2013
Kyrgyz Republic	Granted	6/13/2006	200800033	17764	3/29/2013
Moldova	Granted	6/13/2006	200800033	17764	3/29/2013
South Africa	Granted	6/13/2006	2008/00297	2008/00297	4/28/2010
Tajikistan	Granted	6/13/2006	200800033	17764	3/29/2013
Turkmenistan	Granted	6/13/2006	200800033	17764	3/29/2013

TAF Patents

(249) Title: PRODRUGS OF PHOSPHONATE NUCLEOTIDE ANALOGUES AND METHODS FOR SELECTING AND MAKING SAME

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property Organization (OAPI)	Granted	1200300003	7/20/2001	12393	12/29/2003
African Regional Industrial Property Organization	Granted	2003/002724	7/20/2001	AP 1466	9/22/2005
Anguilla	Granted	AI/A/2015/00173	7/20/2001	AI/A/2015/00173	11/2/2015
Congo, Democratic Republic of	Granted	NP/002/EXT/2016	7/20/2001	2016/4386	11/11/2016
Ethiopia	Granted	ET/PI/15/184	7/20/2001	135	5/25/2016
Eurasian Patent Organization	Granted	200300188	7/20/2001	4926	10/28/2004
Falkland Islands (Malvinas)	Granted		7/20/2001	15365	8/25/2015
Fiji	Published	1214	7/20/2001
Grenada	Granted	7 of 2015	7/20/2001	7 of 2015	10/6/2015
Guyana	Published	1641	7/20/2001
Haiti	Pending		7/20/2001
India	Granted	9/MUMNP/2003	7/20/2001	208435	7/27/2007
India	Granted	00529/MUMNP/2006	7/20/2001	241597	7/14/2010
Indonesia	Granted	W-00200602129	7/20/2001	IDP0022897	2/20/2009
Indonesia	Granted	W-00200804005	7/20/2001	IDP000040148	2/15/2016

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Indonesia	Granted	W00200300261	7/20/2001	IDP0022911	2/20/2009
Jamaica	Pending	18/1/5695	7/20/2001
Kiribati	Granted	14/15	7/20/2001	14/15	10/7/2015
Montserrat	Granted	1961695.2	7/20/2001	1301519	9/23/2015
Nepal	Pending	669	7/20/2001
Seychelles	Granted	1301519	7/20/2001	1301519	5/25/2016
Sierra Leone	Pending	EP1301519	7/20/2001
Solomon Islands	Granted	J37/371	7/20/2001	J37/371	3/3/2016
South Africa	Granted	2002/10271	7/20/2001	2002/10271	12/31/2003
Turks and Caicos Islands	Pending	10213	7/20/2001
Tuvalu	Granted		2/25/2015	TVP1301519	1/6/2016
Vietnam	Granted	1-2002-01193	7/20/2001	8475	5/24/2010
Virgin Islands (British)	Granted	414/5/2015	7/20/2001	414/5/2015	12/1/2015

(872) Title: TENOFOVIR ALAFENAMIDE HEMIFUMARATE

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property Organization (OAPI)	Granted	1201400057	8/15/2012	17070	6/29/2015
African Regional Industrial Property Organization	Granted	AP/P/2014/007437	8/15/2012	3639	3/31/2016
Bahamas	Granted	2441	8/15/2012	2441	6/19/2014
Bolivia	Pending	SP-0277-2012	8/15/2012
Ecuador	Pending	SP-14-13206-PCT	8/15/2012
El Salvador	Pending	E-4659-2014	8/15/2012
Eurasian Patent Organization	Published	201490208	8/15/2012
India	Pending	1012/DELNP/2014	8/15/2012
Indonesia	Published	P00201400805	8/15/2012
Moldova	Pending	A20140011	8/15/2012
Pakistan	Pending	539/2012	8/15/2012
Philippines	Granted	1-2014-500349	8/15/2012	1-2014-500349	2/29/2016
South Africa	Allowed	2014/00582	8/15/2012
Thailand	Pending	1401000784	8/15/2012
Vietnam	Pending	1-2014-00440	8/15/2012

(877) Title: METHODS FOR PREPARING ANTI-VIRAL NUCLEOTIDE ANALOGS

Country	Status	Application No.	Filing Date	Patent No.	Issue Date

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Bahamas	Granted	2455	10/3/2012	2455	6/24/2014
Bolivia	Granted	SP-0352-2012	10/3/2012	6385-B	11/26/2014
Ecuador	Published	IEPI-2014-74	10/3/2012
El Salvador	Published	E-4696/2014	10/3/2012
Eurasian Patent Organization	Allowed	201490753	10/3/2012
India	Published	2953/DELNP/2014	10/3/2012
Pakistan	Pending	671/2012	10/3/2012

EVG Patents

(JF-0136) Title: COMPOUND AND METHOD OF USE

Country	Status	Application No.	Filing Date	Patent No.
Bolivia	Pending	SP-230265	11/18/2003
India	Granted	01316/CHENP/2004	11/20/2003	245833	2/3/2011
Indonesia	Granted	WO00200401542	11/20/2003	P0023507	6/1/2009
Nigeria	Granted	424/2003	11/19/2003	RP.15779	10/20/2004
Philippines	Granted	1-2004-500895	11/20/2003	1-2004-500895	8/20/2008
South Africa	Granted	2004/4537	11/20/2003	2004/4537	8/31/2005
Thailand	Pending	301004379	11/20/2003
Vietnam	Granted	1-2004-00605	11/20/2003	1-0011884	10/7/2013

(JF-0179) Title: CRYSTALLINE FORM

Country	Status	Application No.	Filing Date	Patent No.
Bolivia	Pending	SP-250121	5/19/2005
India	Pending	357/CHENP/2010	5/19/2005
Philippines	Granted	1-2006-502297	5/19/2005	1-2006-502297	11/19/2010
South Africa	Granted	2006/10647	5/19/2005	2006/10647	6/25/2008
Thailand	Pending	100718	5/19/2005

(JF-0193) Title: MANUFACTURING PROCESS: ROUTE D AND F

Country	Status	Application No.:	Filing Date	Patent No.	Issue Date
India	Granted	5344/CHENP/2008	3/6/2007	258895	2/13/2014
India	Pending	532/CHENP/2014	3/6/2007

(JF-0192) Title: MANUFACTURING PROCESS: ROUTE C AND E

Country	Status	Application No.	Filing Date	Patent No:	Issue Date

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

African Regional Industrial Property Organization	Granted	AP/P/2008/004621	3/6/2007	2914	5/5/2014
Eurasian Patent Organization	Granted	200870321	3/6/2007	17861	3/29/2013
Indonesia	Pending	W00200802860	3/6/2007	IDP0032077	10/22/2012
India	Granted	5341/CHENP/2008	3/6/2007	258747	2/4/2014
India	Pending	613/CHENP/2014	3/6/2007
African Intellectual Property Organization (OAPI)	Granted	1200800317	3/6/2007	14280	3/31/2009
Vietnam	Granted	1-2008-02431	3/6/2007	14450	8/17/2015
South Africa	Granted	2008/07547	3/6/2007	2008/07547	11/25/2009

(718) Title: METHODS OF IMPROVING THE PHARMACOKINETICS OF HIV INTEGRASE INHIBITORS

Country	Status	Application No.	Filing Date	Patent No.
Armenia	Granted	200801619	12/29/2006	18544	8/30/2013
African Regional Industrial Property Organization	Granted	AP/P/2008/004522	12/29/2006	AP2702	7/31/2013
Eurasian Patent Organization	Granted	200801619	12/29/2006	18544	8/30/2013
Eurasian Patent Organization	Published	201201496	12/29/2006
Indonesia	Pending	W00201102461	12/29/2006
Indonesia	Published	W00 2008 02128	12/29/2006
India	Pending	6748/DELNP/2015	12/29/2006
India	Pending	5576/DELNP/2008	12/29/2006
Kyrgyz Republic	Granted	200801619	12/29/2006	18544	8/30/2013
Moldova	Granted	200801619	12/29/2006	18544	8/30/2013
African Intellectual Property Organization (OAPI)	Granted	1200800239	12/29/2006	14320	6/30/2009
Tajikistan	Granted	200801619	12/29/2006	18544	8/30/2013
Turkmenistan	Granted	200801619	12/29/2006	18544	8/30/2013
Vietnam	Pending	1-2008-01921	12/29/2006
South Africa	Granted	2008/06222	12/29/2006	2008/06222	3/25/2009

(720) Title: PROCESS AND INTERMEDIATES FOR PREPARING INTEGRASE INHIBITORS

Country	Status	Application No.	Filing Date	Patent Number	Issue Date
Armenia	Granted	200900441	9/11/2007	22099	11/30/2015
African Regional Industrial Property Organization	Granted	AP/P/2009/004831	9/11/2007	AP3004	10/16/2014
Eurasian Patent Organization	Granted	200900441	9/11/2007	22099	11/30/2015

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Indonesia	Published	W00200900634	9/11/2007
Kyrgyz Republic	Granted	200900441	9/11/2007	22099	11/30/2015
Kazakhstan	Granted	200900441	9/11/2007	22099	11/30/2015
Moldova	Granted	200900441	9/11/2007	22099	11/30/2015
African Intellectual Property Organization (OAPI)	Granted	1200900070	9/11/2007	14458	9/30/2009
Thailand	Published	701004583	9/11/2007
Tajikistan	Granted	200900441	9/11/2007	22099	11/30/2015
Turkmenistan	Granted	200900441	9/11/2007	22099	11/30/2015
Vietnam	Granted	1-2009-00636	9/11/2007	11932	10/22/2013
Vietnam	Granted	1-2012-01354	9/11/2007	14698	10/20/2015
South Africa	Granted	2009/01576	9/11/2007	2009/01576	2/24/2010

(746) Title: PROCESS AND INTERMEDIATES FOR PREPARING INTEGRASE INHIBITORS

Country	Status	Application No	Filing Date	Patent Number	Issue Date
African Regional Industrial Property Organization	Granted	AP/P/2010/005187	9/11/2008	AP 2785	10/31/2013
Eurasian Patent Organization	Granted	201070256	9/11/2008	19431	3/31/2014
Ecuador	Inactive	SP-10-10081	9/11/2008
Indonesia	Published	W00201000759	9/11/2008
India	Pending	1615/DELNP/2010	9/11/2008
African Intellectual Property Organization (OAPI)	Granted	1201000093	9/11/2008	15058
Thailand	Published	801004676	9/11/2008
Vietnam	Granted	1-2010-00483	9/11/2008	10866	11/20/2012
South Africa	Granted	2010/02066	9/11/2008	2010/02066	12/29/2010

(903) Title: PROCESS AND INTERMEDIATES FOR PREPARING INTEGRASE INHIBITORS

Country	Status	Application No.	Filing Date	Patent No.
Eurasian Patent Organization	Allowed	201590018	8/1/2013
India	Pending	1688/DELNP/2015	8/1/2013

COBI Patents

(692) Title: MODULATORS OF PHARMACOKINETIC PROPERTIES OF THERAPEUTICS

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property	Granted	1200800450	9/30/2009	14409

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Organization (OAPI)
African Regional Industrial Property Organization	Granted	AP/P/2008/004720	9/30/2014	AP2985
Anguilla	Granted	AI/A/2015/00172	11/2/2015	AI/A/2015/00172
Armenia	Granted	200900155	11/28/2014	20489
Congo, Democratic Republic of	Pending	NP/004/EXT/2016
Ethiopia	Granted	ET/PI/15/185	5/25/2016	134
Eurasian Patent Organization	Allowed	201270738
Eurasian Patent Organization	Granted	200900155	11/28/2014	20489
Fiji	Published	1217
Guyana	Published	1642
Haiti	Pending
India	Pending	10487/DELNP/2008
Indonesia	Granted	W00200900061	8/12/2016	IDP00042227
Jamaica	Pending	18/1/5696
Kazakhstan	Granted	200900155	11/28/2014	20489
Kiribati	Granted	13/15	10/7/2015	13/15
Kyrgyz Republic	Granted	200900155	11/28/2014	20489
Moldova	Granted	200900155	11/28/2014	20489
Montserrat	Granted		9/23/2015	3 of 2015
Nauru	Pending
Nepal	Pending	894
Seychelles	Granted	2049506	5/25/2016	2049506
Sierra Leone	Pending	EP2049506
Solomon Islands	Granted	J37/370	2/10/2016	J37/370
South Africa	Pending	2008/10399
Tajikistan	Granted	200900155	11/28/2014	20489
Thailand	Published	701003404
Turkmenistan	Granted	200900155	11/28/2014	20489
Turks and Caicos Islands	Pending	10214
Tuvalu	Granted		11/7/2015	TVP2049506
Vanuatu	Unfiled
Vietnam	Pending	1-2009-00240
Vietnam	Pending	1-2012-02702
Virgin Islands (British)	Granted	415/6/2015	12/1/2015	415/6/2015
(719) Title: MODULATORS OF PHARMACOKINETIC PROPERTIES OF THERAPEUTICS

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1200900273	6/30/2010	14749

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

African Regional Industrial Property Organization	Granted	AP/P/2009/004964	9/16/2014	AP2986
African Regional Industrial Property Organization	Granted	AP/P/2013/007042	11/30/2016	AP3915
Armenia	Granted	200901155	7/30/2014	19893
Eurasian Patent Organization	Granted	200901155	7/30/2014	19893
Fiji	Granted
Indonesia	Granted	W00200902299	3/18/2015	IDP000038076
Kazakhstan	Granted	200901155	7/30/2014	19893
Kyrgyz Republic	Granted	200901155	7/30/2014	19893
Moldova	Granted	200901155	7/30/2014	19893
South Africa	Pending	2009/05882
South Africa	Unfiled
Tajikistan	Granted	200901155	7/30/2014	19893
Thailand	Pending	801000867
Turkmenistan	Granted	200901155	7/30/2014	19893
Vietnam	Pending	1-2009-01990
Vietnam	Pending	1-2012-02696

(757) Title: THE USE OF SOLID CARRIER PARTICLES TO IMPROVE THE PROCESSABILITY OF A PHARMACEUTICAL AGENT

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201000364	9/28/2012	15589
African Regional Industrial Property Organization	Granted	AP/P/2010/005429	1/30/2015	3209
Armenia	Granted	201071173	3/31/2016	22950
Belarus	Granted	201071173	3/31/2016	22950
Ecuador	Pending	SP-10-10636
Eurasian Patent Organization	Published	201591353
Eurasian Patent Organization	Granted	201071173	3/31/2016	22950
India	Pending	7565/DELNP/2010
Indonesia	Published	W00201004105
Kazakhstan	Granted	201071173	3/31/2016	22950
Kyrgyz Republic	Granted	201071173	3/31/2016	22950
Moldova	Granted	201071173	3/31/2016	22950
South Africa	Granted	2010/08007	10/26/2011	2010/08007
Tajikistan	Granted	201071173	3/31/2016	22950
Turkmenistan	Granted	201071173	3/31/2016	22950
Vietnam	Pending	1-2010-02929

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(775) Title: METHOD OF PREPARING AN INHIBITOR OF CYTOCHROME P450 MONOOXYGENASE, AND INTERMEDIATES INVOLVED

Country	Status	Application No.	Filing Date	Patent No.
African Regional Industrial Property Organization	Granted	AP/P/2011/005864
African Intellectual Property Organization (OAPI)	Granted	1201100311.00	4/1/2010	15801
Bolivia	Published	SP-0082-2010	4/1/2010
Eurasian Patent Organization	Granted	201190179.00	4/1/2010	22739
Eurasian Patent Organization	Published	201590979.00	4/1/2010
Ecuador	Pending	SP-11-11391	4/1/2010
Indonesia	Granted	W00201103554	4/1/2010	IDP000041448
India	Pending	7323/DELNP/2011	4/1/2010
Pakistan	Pending	262/2010	3/31/2010
Thailand	Published	1101002473.00	4/1/2010
Vietnam	Pending	1-2011-02324	4/1/2010
South Africa	Granted	2011/07430	4/1/2010	2011/07430

(783) Title: TABLETS FOR COMBINATION THERAPY

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Pending	1201100281
African Regional Industrial Property Organization	Granted	AP/P/2011/05857	5/6/2015	AP3250
Armenia	Granted	201190125	5/29/2015	21313
Azerbaijan	Granted	201190125	5/29/2015	21313
Bolivia	Pending	SP-00292010
Ecuador	Pending	SP-11-11307
Eurasian Patent Organization	Published	201491658
Eurasian Patent Organization	Granted	201190125	5/29/2015	21313
India	Pending	5823/DELNP/2011
Indonesia	Granted	W00201103098	3/30/2016	IDP000040606
Kazakhstan	Granted	201190125	5/29/2015	21313
Kyrgyz Republic	Granted	201190125	5/29/2015	21313
Moldova	Granted	201190125	5/29/2015	21313
Pakistan	Allowed	94/2010
Singapore	Published	2014007744
South Africa	Granted	2011/06154	5/28/2014	2011/06154
Tajikistan	Granted	201190125	5/29/2015	21313

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Thailand	Published	1101001423
Turkmenistan	Granted	201190125	5/29/2015	21313
Vietnam	Pending	1-2011-02035

(895) Title: METHODS AND INTERMEDIATES FOR PREPARING PHARMACEUTICAL AGENTS

Country	Status	Application No.	Filing Date	Patent No.
India	Abandoned	6192/DELNP/2014

BIC Patents

(1007) TITLE: POLYCYCLIC-CARBAMOYLPYRIDONE COMPOUNDS AND THEIR PHARMACEUTICAL USE

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property Organization (OAPI)	Pending	1201500240	12/19/2013
African Regional Industrial Property Organization	Pending	AP/P/2015/008510	12/19/2013
Anguilla	Pending	AI/A/2016/00180	12/19/2013
Bahamas	Pending	2551	12/19/2013
Bolivia	Published	SP-00412-2013	12/20/2013
Congo, Democratic Republic of	Pending		12/19/2013
Ecuador	Published	IEPI-2015-31224	12/19/2013
El Salvador	Published	E-5002-2015	12/19/2013
Ethiopia	Pending	ET/PI/16/204	12/19/2013
Eurasian Patent Organization	Published	201591027	12/19/2013
Fiji	Published	1229	12/19/2013
Grenada	Granted		12/19/2013		7/19/2016
Guyana	Pending	1656	12/19/2013
Haiti	Pending		12/19/2013
India	Pending	5535/DELNP/2015	12/19/2013
Indonesia	Allowed	P00201503852	12/19/2013
Indonesia	Pending	P00201607128	12/19/2013
Jamaica	Pending	18/1/5740	12/19/2013
Kiribati	Granted		12/19/2013		9/20/2016
Moldova	Pending	a20150064	12/19/2013
Montserrat	Granted		12/19/2013	4 OF 2016	5/27/2016

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Nepal	Pending	4	12/19/2013
Pakistan	Pending	908/2013	12/20/2013
Philippines	Published	1-2015-501445	12/19/2013
Philippines	Pending	1-2016-500389	12/19/2013
Seychelles	Pending	2822954	12/19/2013
Sierra Leone	Pending		12/19/2013
Solomon Islands	Granted		12/19/2013	J37/379	8/5/2016
South Africa	Pending	2015/04914	12/19/2013
South Africa	Pending	2015/07997	12/19/2013
South Korea	Pending	10-2015-7019194	12/19/2013
Thailand	Pending	1501003563	12/19/2013
Turks and Caicos Islands	Granted	10226	12/19/2013	10226	9/7/2016
Tuvalu	Granted	TVP2822954	12/19/2013	TVP2822954	8/15/2016
Vietnam	Granted	1-2015-02321	12/19/2013	15503	5/16/2016
Vietnam	Pending	1-2015-04199	12/19/2013
Virgin Islands (British)	Granted	EP2822954	12/19/2013	427/5/2016	9/21/2016

(1091) Title: SODIUM
(2R,5S,13AR)-7,9-DIOXO-10-((2,4,6-TRIFLUOROBENZYL)CARBAMOYL)-2,3,4,5,7,9,13,13A-OC TAHYDRO-2,5-METHANOPYRIDO[1',2':4,5]PYRAZINO[2,1-B]OXAZEPIN-8-OLATE

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Regional Industrial Property Organization	Pending	AP/P/2016/009591	6/19/2015
African Intellectual Property Organization (OAPI)	Pending	1201600454	6/19/2015
Bolivia	Published	SP 126-2015	6/19/2015
Bahamas	Allowed	2701	6/18/2015
Cuba	Pending	2016-0187	6/19/2015
Dominican Republic	Published	P2016-0327	6/19/2015
Eurasian Patent Organization	Pending	201692414	6/19/2015
Ecuador	Published	IEPI-2016-95566	6/19/2015
El Salvador	Pending	2016005339	6/19/2015
Guatemala	Pending	A2016-000262	6/19/2015
Indonesia	Unfiled
India	Pending	201617042937.00	6/19/2015
Nigeria	Pending	NG/PT/C/2016/2106	6/19/2015
Philippines	Pending
Pakistan	Pending	382/2015	6/18/2015
Thailand	Pending

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Trinidad and Tobago	Pending	TT/A/2016/00132	6/19/2015
Vietnam	Pending
South Africa	Pending	2016/08744	6/19/2015

(1147) Title: THERAPEUTIC COMPOSITIONS FOR TREATMENT OF HUMAN IMMUNODEFICIENCY VIRUS

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Bangladesh	Pending	272/2016	11/2/2016
Bolivia	Pending	SP-0260-2016	11/9/2016
Bahamas	Pending		11/8/2016
Pakistan	Pending	696/2016	11/9/2016
Patent Cooperation Treaty	Entered NP	US2016/060989	11/8/2016

(1062) Title: SYNTHESIS OF POLYCYCLIC-CARBAMOYLPYRIDONE COMPOUNDS

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Bahamas	Allowed	2702	6/18/2015
Eurasian Patent Organization	Pending	201692412	6/16/2015
India	Pending	201717000457.00	6/16/2015
Patent Cooperation Treaty	Entered NP	US2015/036017	6/16/2015

TDF-Quad Patents

(221) Title:NUCLEOTIDE ANALOGS

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
India	Pending	7/25/1997	2076/DEL/1997

(230) Title: NUCLEOTIDE ANALOG COMPOSITION AND SYNTHESIS METHOD

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
India	Pending	7/24/1998	896/DEL/2002
India	Pending	7/24/1998	963/DEL/2002
India	Pending	7/24/1998	1362/DEL/2004
India	Granted	7/24/1998	2174/DEL/1998	190780	3/15/2004
Indonesia	Granted	7/23/1998	W-991548	7658	4/11/2002

(692) Title: DIAMINOALKANE COMPOUNDS (VARIANTS) AND A METHOD OF PREPARING THEREOF (VARIANTS), A PHARMACEUTICAL COMPOSITION AND A THERAPEUTIC

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AGENT FOR INHIBITING CYTOCHROME-P450-MONOOXYGENASE, METHODS FOR TREATING AN HIV INFECTION AND VIRAL HEPATITS C, A METHOD OF MOD

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property Organization (OAPI)	Granted	1200800450	9/30/2009	14409
African Regional Industrial Property Organization	Granted	AP/P/2008/004720	9/30/2014	AP2985
Anguilla	Granted	AI/A/2015/00172	11/2/2015	AI/A/2015/00172
Armenia	Granted	200900155	11/28/2014	20489
Congo, Democratic Republic of	Pending	NP/004/EXT/2016
Ethiopia	Granted	ET/PI/15/185	5/25/2016	134
Eurasian Patent Organization	Allowed	201270738
Eurasian Patent Organization	Granted	200900155	11/28/2014	20489
Fiji	Published	1217
Guyana	Published	1642
Haiti	Pending
India	Pending	10487/DELNP/2008
Indonesia	Granted	W00200900061	8/12/2016	IDP00042227
Jamaica	Pending	18/1/5696
Kazakhstan	Unfiled
Kazakhstan	Granted	200900155	11/28/2014	20489
Kiribati	Granted	13/15	10/7/2015	13/15
Kyrgyz Republic	Granted	200900155	11/28/2014	20489
Moldova	Granted	200900155	11/28/2014	20489
Montserrat	Granted		9/23/2015	3 of 2015
Nauru	Pending
Nepal	Pending	894
Seychelles	Granted	2049506	5/25/2016	2049506
Sierra Leone	Pending	EP2049506
Solomon Islands	Granted	J37/370	2/10/2016	J37/370
South Africa	Pending	2008/10399
Tajikistan	Granted	200900155	11/28/2014	20489
Thailand	Published	701003404
Turkmenistan	Granted	200900155	11/28/2014	20489
Turks and Caicos Islands	Pending	10214
Tuvalu	Granted		11/7/2015	TVP2049506
Vietnam	Pending	1-2009-00240

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Vietnam	Pending	1-2012-02702
Virgin Islands (British)	Granted	415/6/2015	12/1/2015	415/6/2015

(719) Title: MODULATORS OF PHARMACOKINETIC PROPERTIES OF THERAPEUTICS

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1200900273	6/30/2010	14749
African Regional Industrial Property Organization	Granted	AP/P/2009/004964	9/16/2014	AP2986
African Regional Industrial Property Organization	Granted	AP/P/2013/007042	11/30/2016	AP3915
Armenia	Granted	200901155	7/30/2014	19893
Eurasian Patent Organization	Granted	200901155	7/30/2014	19893
Fiji	Granted
Indonesia	Granted	W00200902299	3/18/2015	IDP000038076
Kazakhstan	Granted	200901155	7/30/2014	19893
Kyrgyz Republic	Granted	200901155	7/30/2014	19893
Moldova	Granted	200901155	7/30/2014	19893
South Africa	Pending	2009/05882
South Africa	Unfiled
Tajikistan	Granted	200901155	7/30/2014	19893
Thailand	Pending	801000867
Turkmenistan	Granted	200901155	7/30/2014	19893
Vietnam	Pending	1-2009-01990
Vietnam	Pending	1-2012-02696

(757) Title: THE USE OF SOLID CARRIER PARTICLES TO IMPROVE THE PROCESSABILITY OF A PHARMACEUTICAL AGENT

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201000364	9/28/2012	15589
African Regional Industrial Property Organization	Granted	AP/P/2010/005429	1/30/2015	3209
Armenia	Granted	201071173	3/31/2016	22950
Belarus	Granted	201071173	3/31/2016	22950
Ecuador	Pending	SP-10-10636
Eurasian Patent Organization	Published	201591353
Eurasian Patent Organization	Granted	201071173	3/31/2016	22950
India	Pending	7565/DELNP/2010
Indonesia	Published	W00201004105

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Kazakhstan	Granted	201071173	3/31/2016	22950
Kyrgyz Republic	Granted	201071173	3/31/2016	22950
Moldova	Granted	201071173	3/31/2016	22950
South Africa	Granted	2010/08007	10/26/2011	2010/08007
Tajikistan	Granted	201071173	3/31/2016	22950
Turkmenistan	Granted	201071173	3/31/2016	22950
Vietnam	Pending	1-2010-02929

(775) Title: METHOD OF PREPARING AN INHIBITOR OF CYTOCHROME P450 MONOOXYGENASE, AND INTERMEDIATES INVOLVED

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201100311.00	4/1/2010	15801
Bolivia	Abandoned	11-114.749	4/1/2010
Eurasian Patent Organization	Granted	201190179.00	4/1/2010	22739
Eurasian Patent Organization	Published	201590979.00	4/1/2010
Ecuador	Pending	SP-11-11391	4/1/2010
Indonesia	Granted	W00201103554	4/1/2010	IDP000041448
India	Pending	7323/DELNP/2011	4/1/2010
Pakistan	Pending	262/2010	3/31/2010
Thailand	Published	1101002473.00	4/1/2010
Vietnam	Pending	1-2011-02324	4/1/2010
South Africa	Granted	2011/07430	4/1/2010	2011/07430

(895) Title: METHODS AND INTERMEDIATES FOR PREPARING PHARMACEUTICAL AGENTS

Country	Status	Application No.	Filing Date	Patent No.
India	Abandoned	6192/DELNP/2014

(EMU-108) Title: Antiviral Activity and Resolution of
2-Hydroxymethyl-5-(5-Fluorocytosin-1-yl)-1,3-Oxathiolane

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Philippines	Granted	1-1992-43955	2/20/92	1-1992-43955	2/20/09
Philippines	Granted	55191	12/27/96	1-1996-55191	3/9/07
Philippines	Granted	55192	2/20/92	55192	12/19/08
Philippines	Granted	55193	2/20/92	55193	12/19/08
Philippines	Granted	55194	2/20/92	55194	12/19/08

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(EMU-4000) Title: 1,3-Oxathiolane Nucleoside Analogues

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Botswana	Granted	BW/A/1998/00163	4/27/98	BW/P/2002/00042	5/22/03
Domincan Republic	Granted	1793970004607.00	7/10/97	370	7/10/17
Honduras	Granted	PICA97118	8/18/97	3775	4/25/00
Jamaica	Granted	697267	7/8/97	3615	5/25/05
Nicaragua	Granted	97.0096	12/5/97	1134RPI	5/17/99

(783) Title: TABLETS FOR COMBINATION THERAPY

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Pending	1201100281
African Regional Industrial Property Organization	Granted	AP/P/2011/05857	5/6/2015	AP3250
Armenia	Granted	201190125	5/29/2015	21313
Azerbaijan	Granted	201190125	5/29/2015	21313
Bolivia	Pending	SP-00292010
Ecuador	Pending	SP-11-11307
Eurasian Patent Organization	Published	201491658
Eurasian Patent Organization	Granted	201190125	5/29/2015	21313
India	Pending	5823/DELNP/2011
Indonesia	Granted	W00201103098	3/30/2016	IDP000040606
Kazakhstan	Granted	201190125	5/29/2015	21313
Kyrgyz Republic	Granted	201190125	5/29/2015	21313
Moldova	Granted	201190125	5/29/2015	21313
Pakistan	Allowed	94/2010
Singapore	Published	2014007744
South Africa	Granted	2011/06154	5/28/2014	2011/06154
Tajikistan	Granted	201190125	5/29/2015	21313
Thailand	Published	1101001423
Turkmenistan	Granted	201190125	5/29/2015	21313
Vietnam	Pending	1-2011-02035

TAF-Quad Patents

(249) Title: PRODRUGS OF PHOSPHONATE NUCLEOTIDE ANALOGUES AND METHODS FOR SELECTING AND MAKING SAME

Country	Status	Application No.	Filing Date	Patent No.	Issue Date

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

African Intellectual Property Organization (OAPI)	Granted	1200300003	7/20/2001	12393	12/29/2003
African Regional Industrial Property Organization	Granted	2003/002724	7/20/2001	AP 1466	9/22/2005
Anguilla	Granted	AI/A/2015/00173	7/20/2001	AI/A/2015/00173	11/2/2015
Congo, Democratic Republic of	Granted	NP/002/EXT/2016	7/20/2001	2016/4386	11/11/2016
Ethiopia	Granted	ET/PI/15/184	7/20/2001	135	5/25/2016
Eurasian Patent Organization	Granted	200300188	7/20/2001	4926	10/28/2004
Falkland Islands (Malvinas)	Granted		7/20/2001	15365	8/25/2015
Fiji	Published	1214	7/20/2001
Grenada	Granted	7 of 2015	7/20/2001	7 of 2015	10/6/2015
Guyana	Published	1641	7/20/2001
Haiti	Pending		7/20/2001
India	Granted	9/MUMNP/2003	7/20/2001	208435	7/27/2007
India	Granted	00529/MUMNP/2006	7/20/2001	241597	7/14/2010
Indonesia	Granted	W-00200602129	7/20/2001	IDP0022897	2/20/2009
Indonesia	Granted	W-00200804005	7/20/2001	IDP000040148	2/15/2016
Indonesia	Granted	W00200300261	7/20/2001	IDP0022911	2/20/2009
Jamaica	Pending	18/1/5695	7/20/2001
Kiribati	Granted	14/15	7/20/2001	14/15	10/7/2015
Montserrat	Granted	1961695.2	7/20/2001	1301519	9/23/2015
Nepal	Pending	669	7/20/2001
Seychelles	Granted	1301519	7/20/2001	1301519	5/25/2016
Sierra Leone	Pending	EP1301519	7/20/2001
Solomon Islands	Granted	J37/371	7/20/2001	J37/371	3/3/2016
South Africa	Granted	2002/10271	7/20/2001	2002/10271	12/31/2003
Turks and Caicos Islands	Pending	10213	7/20/2001
Tuvalu	Granted		2/25/2015	TVP1301519	1/6/2016
Vietnam	Granted	1-2002-01193	7/20/2001	8475	5/24/2010
Virgin Islands (British)	Granted	414/5/2015	7/20/2001	414/5/2015	12/1/2015

(872) Title: TENOFOVIR ALAFENAMIDE HEMIFUMARATE

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property Organization	Granted	1201400057	8/15/2012	17070	6/29/2015

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(OAPI)
African Regional Industrial Property Organization	Granted	AP/P/2014/007437	8/15/2012	3639	3/31/2016
Bahamas	Granted	2441	8/15/2012	2441	6/19/2014
Bolivia	Pending	SP-0277-2012	8/15/2012
Ecuador	Pending	SP-14-13206-PCT	8/15/2012
El Salvador	Pending	E-4659-2014	8/15/2012
Eurasian Patent Organization	Published	201490208	8/15/2012
India	Pending	1012/DELNP/2014	8/15/2012
Indonesia	Published	P00201400805	8/15/2012
Moldova	Pending	A20140011	8/15/2012
Pakistan	Pending	539/2012	8/15/2012
Philippines	Granted	1-2014-500349	8/15/2012	1-2014-500349	2/29/2016
South Africa	Allowed	2014/00582	8/15/2012
Thailand	Pending	1401000784	8/15/2012
Vietnam	Pending	1-2014-00440	8/15/2012

(877) Title: METHODS FOR PREPARING ANTI-VIRAL NUCLEOTIDE ANALOGS

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Bahamas	Granted	2455	10/3/2012	2455	6/24/2014
Bolivia	Granted	SP-0352-2012	10/3/2012	6385-B	11/26/2014
Ecuador	Published	IEPI-2014-74	10/3/2012
El Salvador	Published	E-4696/2014	10/3/2012
Eurasian Patent Organization	Allowed	201490753	10/3/2012
India	Published	2953/DELNP/2014	10/3/2012
Pakistan	Pending	671/2012	10/3/2012

(692) Title: DIAMINOALKANE COMPOUNDS (VARIANTS) AND A METHOD OF PREPARING THEREOF (VARIANTS), A PHARMACEUTICAL COMPOSITION AND A THERAPEUTIC AGENT FOR INHIBITING CYTOCHROME-P450-MONOOXYGENASE, METHODS FOR TREATING AN HIV INFECTION AND VIRAL HEPATITS C, A METHOD OF MOD

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property Organization (OAPI)	Granted	1200800450	9/30/2009	14409
African Regional Industrial Property Organization	Granted	AP/P/2008/004720	9/30/2014	AP2985
Anguilla	Granted	AI/A/2015/00172	11/2/2015	AI/A/2015/00172

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Armenia	Granted	200900155	11/28/2014	20489
Congo, Democratic Republic of	Pending	NP/004/EXT/2016
Ethiopia	Granted	ET/PI/15/185	5/25/2016	134
Eurasian Patent Organization	Allowed	201270738
Eurasian Patent Organization	Granted	200900155	11/28/2014	20489
Fiji	Published	1217
Guyana	Published	1642
Haiti	Pending
India	Pending	10487/DELNP/2008
Indonesia	Granted	W00200900061	8/12/2016	IDP00042227
Jamaica	Pending	18/1/5696
Kazakhstan	Unfiled
Kazakhstan	Granted	200900155	11/28/2014	20489
Kiribati	Granted	13/15	10/7/2015	13/15
Kyrgyz Republic	Granted	200900155	11/28/2014	20489
Moldova	Granted	200900155	11/28/2014	20489
Montserrat	Granted		9/23/2015	3 of 2015
Nauru	Pending
Nepal	Pending	894
Seychelles	Granted	2049506	5/25/2016	2049506
Sierra Leone	Pending	EP2049506
Solomon Islands	Granted	J37/370	2/10/2016	J37/370
South Africa	Pending	2008/10399
Tajikistan	Granted	200900155	11/28/2014	20489
Thailand	Published	701003404
Turkmenistan	Granted	200900155	11/28/2014	20489
Turks and Caicos Islands	Pending	10214
Tuvalu	Granted		11/7/2015	TVP2049506
Vietnam	Pending	1-2009-00240
Vietnam	Pending	1-2012-02702
Virgin Islands (British)	Granted	415/6/2015	12/1/2015	415/6/2015

(719) Title: MODULATORS OF PHARMACOKINETIC PROPERTIES OF THERAPEUTICS

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1200900273	6/30/2010	14749
African Regional Industrial Property	Granted	AP/P/2009/004964	9/16/2014	AP2986

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Organization
African Regional Industrial Property Organization	Granted	AP/P/2013/007042	11/30/2016	AP3915
Armenia	Granted	200901155	7/30/2014	19893
Eurasian Patent Organization	Granted	200901155	7/30/2014	19893
Fiji	Granted
Indonesia	Granted	W00200902299	3/18/2015	IDP000038076
Kazakhstan	Granted	200901155	7/30/2014	19893
Kyrgyz Republic	Granted	200901155	7/30/2014	19893
Moldova	Granted	200901155	7/30/2014	19893
South Africa	Pending	2009/05882
South Africa	Unfiled
Tajikistan	Granted	200901155	7/30/2014	19893
Thailand	Pending	801000867
Turkmenistan	Granted	200901155	7/30/2014	19893
Vietnam	Pending	1-2009-01990
Vietnam	Pending	1-2012-02696

(757) Title: THE USE OF SOLID CARRIER PARTICLES TO IMPROVE THE PROCESSABILITY OF A PHARMACEUTICAL AGENT

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201000364	9/28/2012	15589
African Regional Industrial Property Organization	Granted	AP/P/2010/005429	1/30/2015	3209
Armenia	Granted	201071173	3/31/2016	22950
Belarus	Granted	201071173	3/31/2016	22950
Ecuador	Pending	SP-10-10636
Eurasian Patent Organization	Published	201591353
Eurasian Patent Organization	Granted	201071173	3/31/2016	22950
India	Pending	7565/DELNP/2010
Indonesia	Published	W00201004105
Kazakhstan	Granted	201071173	3/31/2016	22950
Kyrgyz Republic	Granted	201071173	3/31/2016	22950
Moldova	Granted	201071173	3/31/2016	22950
South Africa	Granted	2010/08007	10/26/2011	2010/08007
Tajikistan	Granted	201071173	3/31/2016	22950
Turkmenistan	Granted	201071173	3/31/2016	22950
Vietnam	Pending	1-2010-02929

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(775) Title: METHOD OF PREPARING AN INHIBITOR OF CYTOCHROME P450 MONOOXYGENASE, AND INTERMEDIATES INVOLVED

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201100311.00	4/1/2010	15801
Bolivia	Abandoned	11-114.749	4/1/2010
Eurasian Patent Organization	Granted	201190179.00	4/1/2010	22739
Eurasian Patent Organization	Published	201590979.00	4/1/2010
Ecuador	Pending	SP-11-11391	4/1/2010
Indonesia	Granted	W00201103554	4/1/2010	IDP000041448
India	Pending	7323/DELNP/2011	4/1/2010
Pakistan	Pending	262/2010	3/31/2010
Thailand	Published	1101002473.00	4/1/2010
Vietnam	Pending	1-2011-02324	4/1/2010
South Africa	Granted	2011/07430	4/1/2010	2011/07430

(895) Title: METHODS AND INTERMEDIATES FOR PREPARING PHARMACEUTICAL AGENTS

Country	Status	Application No.	Filing Date	Patent No.
India	Abandoned	6192/DELNP/2014

(899) Title: THERAPEUTIC COMPOUNDS

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Eurasian Patent Organization	Published	201491287	2/1/2013
India	Pending	7100/DELNP/2014	2/1/2013

(EMU-108) Title: Antiviral Activity and Resolution of

1-	Hydroxymethyl-5-(5-Fluorocytosin-1-yl)-1,3-Oxathiolane

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Philippines	Granted	1-1992-43955	2/20/92	1-1992-43955	2/20/09
Philippines	Granted	55191	12/27/96	1-1996-55191	3/9/07
Philippines	Granted	55192	2/20/92	55192	12/19/08
Philippines	Granted	55193	2/20/92	55193	12/19/08
Philippines	Granted	55194	2/20/92	55194	12/19/08

(EMU-4000) Title: 1,3-Oxathiolane Nucleoside Analogues

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Botswana	Granted	BW/A/1998/00163	4/27/98	BW/P/2002/00042	5/22/03
Domincan Republic	Granted	1793970004607.00	7/10/97	370	7/10/17
Honduras	Granted	PICA97118	8/18/97	3775	4/25/00
Jamaica	Granted	697267	7/8/97	3615	5/25/05
Nicaragua	Granted	97.0096	12/5/97	1134RPI	5/17/99

For purposes of this Appendix 2, references to “PCT,”“OAPI,” “EAPO” and “ARIPO” shall not be construed or interpreted to grant rights to Licensee in any country other than those countries expressly included within the licenses granted to Licensee in Sections 2.2 and 2.3 of this Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Appendix 3

Terms for Technology Transfer

A.
Licensee acknowledges that, as of the Amended and Restated Effective Date, Gilead has made the following information available to Licensee in accordance with Section 5.5 to fully enable Licensee to manufacture TAF, EVG, COBI, TAF Product, EVG Product, COBI Product, and TAF Quad, at commercial-scale quantities and in compliance with Gilead’s required quality specifications:

1.	Manufacturing process descriptions, specifications and methods;

2.	Stability data;

3.	Analytical method validation; and

4.	Discussion of impurities.

B.
Gilead will make available to Licensee the following information in accordance with Section 5.5. to fully enable Licensee to manufacture BIC and such FDA-approved Product containing BIC at commercial-scale quantities and in compliance with Gilead’s required quality specifications :

1.	Manufacturing process descriptions, specifications and methods;

2.	Stability data;

3.	Analytical method validation; and

4.	Discussion of impurities.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Appendix 4 Emtricitabine Patents
(EMU-108) Title: Antiviral Activity and Resolution of
2-Hydroxymethyl-5-(5-Fluorocytosin-1-yl)-1,3-Oxathiolane

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Philippines	Granted	1-1992-43955	2/20/92	1-1992-43955	2/20/09
Philippines	Granted	55191	12/27/96	1-1996-55191	3/9/07
Philippines	Granted	55192	2/20/92	55192	12/19/08
Philippines	Granted	55193	2/20/92	55193	12/19/08
Philippines	Granted	55194	2/20/92	55194	12/19/08

(EMU-4000) Title: 1,3-Oxathiolane Nucleoside Analogues

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Botswana	Granted	BW/A/1998/00163	4/27/98	BW/P/2002/00042	5/22/03
Dominican Republic	Granted	1793970004607.00	7/10/97	370	7/10/17
Honduras	Granted	PICA97118	8/18/97	3775	4/25/00
Jamaica	Granted	697267	7/8/97	3615	5/25/05
Nicaragua	Granted	97.0096	12/5/97	1134RPI	5/17/99

(270) Title: COMPOSITIONS AND METHODS FOR COMBINATION ANTIVIRAL THERAPY

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
Armenia	Granted	1/13/2004	200501134	15145	6/13/2011
Eurasian Patent Organization	Published	1/13/2004	201100293
Eurasian Patent Organization	Granted	1/13/2004	200501134	15145	6/13/2011
Kazakhstan	Granted	1/13/2004	200501134	15145	6/13/2011
Kazakhstan	Pending		200501134 (PTE Application)
Kyrgyz Republic	Granted	1/13/2004	200501134	15145	6/13/2011
Kyrgyz Republic	Granted		200501134 (PTE Application)	15145	5/31/2012
Moldova	Granted	1/13/2004	200501134	15145	6/13/2011
Tajikistan	Granted	1/13/2004	200501134	15145	6/13/2011
Turkmenistan	Granted	1/13/2004	200501134	15145	6/13/2011
Turkmenistan	Pending		200501134 (PTE Application)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Appendix 5

Countries in the EVG-TAF Quad Territory

1.Afghanistan	35.	Gabon	73.	Palau
2.Angola	36.	Gambia	74.	Papua New Guinea
3.Anguilla	37.	Georgia	75.	Rwanda
4.Antigua and	38.	Ghana	76.	Saint Kitts and Nevis
Barbuda	39.	Grenada	77.	Saint Lucia
5.Armenia	40.	Guatemala	78.	Saint Vincent & the
6.Bahamas	41.	Guinea		Grenadines
7.Bangladesh	42.	Guinea-Bissau	79.	Samoa
8.Barbados	43.	Guyana	80.	São Tomé and Príncipe
9.Belize	44.	Haiti	81.	Senegal
10.Benin	45.	Honduras	82.	Seychelles
11.Bhutan	46.	India	83.	Sierra Leone
12.Bolivia	47.	Indonesia	84.	Solomon Islands
13.Botswana	48.	Jamaica	85.	Somalia
14.British Virgin	49.	Kazakhstan	86.	South Africa
Islands	50.	Kenya	87.	South Sudan
15.Burkina Faso	51.	Kiribati	88.	Sri Lanka
16.Burundi	52.	Kyrgyzstan	89.	Sudan
17.Cambodia	53.	Lao People's Dem.	90.	Suriname
18.Cameroon		Rep.	91.	Swaziland
19.Cape Verde	54.	Lesotho	92.	Syrian Arab Republic
20.Central African	55.	Liberia	93.	Tajikistan
Republic	56.	Madagascar	94.	Tanzania, U. Rep. of
21.Chad	57.	Malawi	95.	Thailand
22.Comoros	58.	Maldives	96.	Timor-Leste
23.Congo, Rep	59.	Mali	97.	Togo
24.Congo, Dem.	60.	Mauritania	98.	Tonga
Rep. of the	61.	Mauritius	99.	Trinidad and Tobago
25.Côte d'Ivoire	62.	Moldova, Rep. of	100.	Turkmenistan
26.Cuba	63.	Mongolia	101.	Turks and Caicos
27.Djibouti	64.	Mozambique	102.	Tuvalu
28.Dominica	65.	Myanmar	103.	Uganda
29.Ecuador	66.	Namibia	104.	Uzbekistan
30.El Salvador	67.	Nauru	105.	Vanuatu
31.Equatorial Guinea	68.	Nepal	106.	Vietnam
32.Eritrea	69.	Nicaragua	107.	Yemen
33.Ethiopia	70.	Niger	108.	Zambia
34.Fiji Islands, Rep.	71.	Nigeria	109.	Zimbabwe
of the	72.	Pakistan

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

EXHIBIT 2

FIRST AMENDMENT
TO
SECOND AMENDED AND RESTATED LICENSE AGREEMENT

THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LICENSE AGREEMENT (this “Amendment”) is made as of ________________________(the “Amendment Effective Date”) by and between Gilead Sciences, Inc., a Delaware, USA corporation having its principle place of business at 333 Lakeside Drive, Foster City, California 94404 (“Gilead”) and Medicines Patent Pool, a non-profit foundation registered under the laws of Switzerland having a principal place of business at Rue de Varembé 7, 1202 Geneva, Switzerland (“MPP”). Gilead and MPP are each referred to individually herein as a “Party” and collectively as the “Parties.”

WHEREAS, Gilead and MPP entered into that certain Second Amended and Restated License Agreement effective as of June 10, 2015 (the “Agreement”), pursuant to which Gilead granted MPP certain licenses with respect to its proprietary pharmaceutical agents tenofovir alafenamide, tenofovir disoproxil fumurate, elvitegravir, and cobicistat for treatment of HIV and HBV in developing world countries; and

WHEREAS, Gilead and MPP wish to amend the Agreement to add certain licenses with respect to Gilead’s proprietary pharmaceutical agent bictegravir for treatment of HIV in developing world countries, in accordance with the terms and conditions of this Amendment, all as more fully described below.

NOW, THEREFORE, Gilead and MPP agree as follows:

1.Definitions.

a.	The definitions of the below terms are hereby deleted from Section 1 of the Agreement and replaced as follows:

“Active Pharmaceutical Ingredient” or “API” shall mean one or more of the following active pharmaceutical ingredients: tenofovir alafenamide (“TAF”); tenofovir disoproxil fumurate (“TDF”); elvitegravir (“EVG”); cobicistat (“COBI”); and bictegravir (“BIC”).

“Combination Products” shall mean BIC Combination Products, COBI Combination Products, EVG Combination Products, TAF Combination Products, and the Quad Products.

“Patents” shall mean (a) the patents and patent applications set forth in Appendix 2 hereto and (b) any other patents or patent applications (and resulting patents therefrom) that are in the Territory and owned or controlled by Gilead and its Affiliates during the term of this Agreement, including to the extent falling within clause (b) of this definition (i) those patents and patent applications exclusively licensed by Gilead from Japan Tobacco pursuant to the Japan Tobacco Agreement and (ii) those patents and patent applications claiming improvements or modifications to the manufacture of API, in the case of each patent and patent application referenced in clauses (a) and (b) solely to the extent

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

necessary for MPP to grant sublicenses of the license rights granted in Article 2 hereof to Sublicensees under a Sublicense Agreement.

“Product” shall mean TAF Product, TAF Combination Product, TDF Product, TDF Combination Product, COBI Product, COBI Combination Product, EVG Product, EVG Combination Product, BIC Product, BIC Combination Product, and the Quad Products.

“Territory” shall mean the TDF-TAF Territory, the COBI Territory, the EVG- Quad Territory, and the BIC Territory.

b.	The below terms are hereby added to Section 1 of the Agreement and are defined as follows:

“BIC Combination Product” shall mean a pharmaceutical product containing BIC in combination with any other active pharmaceutical ingredient other than TAF, TDF, EVG, or COBI (in each case subject to the restrictions set forth in Section 2.4(b)(iv)), including any co formulation, co-packaged product, bundled product, or other type of combination product.

“BIC Product” shall mean a formulated and finished pharmaceutical product containing BIC as its sole active pharmaceutical ingredient.

“BIC Territory” shall mean those countries listed on Appendix 7.

c.	All capitalized terms not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement.

2.	License Grants.

a.
For clarity, the licenses granted by Gilead to MPP in Section 2.2 of the Agreement with respect to API hereby include BIC, in addition to TAF, TDF, EVG, and COBI, pursuant to Section 1(a) of this Amendment.

b.	Section 2.2 of the Agreement is hereby deleted and replaced with the following: “2.2 API Licenses.
(a)For India. Subject to the terms and conditions of this Agreement, Gilead hereby grants to MPP a royalty-free, non-exclusive, non-transferable license under the Licensed Technology to (i) make API in India solely for the purposes of exercising the licenses described in this Section 2.2(a); (ii) offer for sale and sell such API to Licensed Product Suppliers in India, China and South Africa for use solely for purposes set forth in the Licensed Product Suppliers’ direct or indirect license from Gilead as set forth in the definition of Licensed Product Suppliers; (iii) import Licensed API into India for purposes of exercising the licenses described in Section 2.3(a) or (iv) use API for internal use in the applicable Territory. MPP has the right to grant sublicenses under the foregoing license solely to Sublicensees located in India pursuant to the terms and conditions of the applicable Sublicense Agreement, and the sublicense rights

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

granted to each such Sublicensee in India shall be non-sublicensable by such Sublicensee except as expressly provided under the applicable Sublicense Agreement.

(b)For China. Subject to the terms and conditions of this Agreement, Gilead hereby grants to MPP a royalty-free, non-exclusive, non-transferable license under the Patents to (i) make API in China solely for the purposes of exercising the licenses described in this Section 2.2(b); (ii) offer for sale and sell such API to Licensed Product Suppliers in India, China and South Africa for use solely for purposes set forth in the Licensed Product Suppliers’ direct or indirect license from Gilead as set forth in the definition of Licensed Product Suppliers;
(i)import Licensed API into China for purposes of exercising the licenses described in Section 2.3(b) or (iv) use API for internal use in the applicable Territory. MPP has the right to grant sublicenses under the foregoing license solely to Sublicensees located in China pursuant to the terms and conditions of the applicable Sublicense Agreement, and the sublicense rights granted to each such Sublicensee in China shall be non-sublicensable by such Sublicensee except as expressly provided under the applicable Sublicense Agreement.

(c)For South Africa. Subject to the terms and conditions of this Agreement, Gilead hereby grants to MPP a royalty-free, non-exclusive, non- transferable license under the Licensed Technology (i) make API in South Africa solely for the purposes of exercising the licenses described in this Section 2.2(c);
(ii) offer for sale and sell such API to Licensed Product Suppliers in India, China and South Africa for use solely for purposes set forth in the Licensed Product Suppliers’ direct or indirect license from Gilead as set forth in the definition of Licensed Product Suppliers; (iii) import Licensed API into South Africa for purposes of exercising the licenses described in Section 2.3(c) or (iv) use API for internal use in the applicable Territory. MPP has the right to grant sublicenses under the foregoing license solely to Sublicensees located in South Africa pursuant to the terms and conditions of the applicable Sublicense Agreement, and the sublicense rights granted to each such Sublicensee in South Africa shall be non-sublicensable by such Sublicensee except as expressly provided under the applicable Sublicense Agreement.

(d)The licenses granted in this Section 2.2 does not include, expressly or by implication, a license under any Gilead intellectual property right to manufacture, sell or distribute any active pharmaceutical ingredient owned or controlled by Gilead other than TAF, TDF, EVG, COBI, and BIC.”

c.	Section 2.3 of the Agreement is hereby deleted and replaced with the following:

“(a) To Sublicensees in India. Subject to the terms and conditions of this Agreement, Gilead hereby grants to MPP a non-exclusive, non-transferable license under the Licensed Technology solely to make Product in India and sell, have sold, offer for sale, export from India and import (i) TAF Product, TAF Combination Products, TDF Product and TDF Combination Products in the Field in the TDF-TAF Territory, (ii) COBI Product and COBI Combination Products in the COBI Territory, (iii) EVG Product, EVG Combination Products and the Quad Products in the Field in the EVG-Quad Territory, and (iv) BIC Product and

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

BIC Combination Products in the BIC Territory; provided that in each case such Products shall be made only from Licensed API. The licenses granted in this Section 2.3(a) do not include, expressly or by implication, a license under any Gilead intellectual property right to manufacture, sell or distribute any product containing active pharmaceutical ingredients owned or controlled by Gilead other than Products containing TAF, TDF, EVG, COBI, and BIC. The licenses granted under this Section 2.3(a) shall not extend to any active pharmaceutical ingredient included within a Product other than TAF, TDF, EVG, COBI, and BIC.

(b)To Sublicensees in China. Subject to the terms and conditions of this Agreement, Gilead hereby grants to MPP a non-exclusive, non-transferable license under the Patents solely to make Product in China and sell, have sold, offer for sale, export from China and import (i) TAF Product, TAF Combination Products, TDF Product and TDF Combination Products in the Field in the TDF- TAF Territory, and (ii) COBI Product and COBI Combination Products in the COBI Territory, (iii) EVG Product, EVG Combination Products and the Quad Products in the Field in the EVG-Quad Territory, and (iv) BIC Product and BIC Combination Products in the BIC Territory; provided that in each case such Products shall be made only from Licensed API. The licenses granted in this Section 2.3(b) do not include, expressly or by implication, a license under any Gilead intellectual property right to manufacture, sell or distribute any product containing active pharmaceutical ingredients owned or controlled by Gilead other than Products containing TAF, TDF, EVG, COBI, and BIC. The licenses granted under this Section 2.3(b) shall not extend to any active pharmaceutical ingredient included within a Product other than TAF, TDF, EVG, COBI, and BIC.

(c)To Sublicensees in South Africa. Subject to the terms and conditions of this Agreement, Gilead hereby grants to MPP a non-exclusive, non-transferable license under the Licensed Technology solely to make Product in South Africa and sell, have sold, offer for sale, export from South Africa and import (i) TAF Product, TAF Combination Products, TDF Product and TDF Combination Products in the Field in the TDF-TAF Territory, (ii) COBI Product and COBI Combination Products in the COBI Territory, (iii) EVG Product, EVG Combination Products and the Quad Products in the Field in the EVG-Quad Territory, and (iv) BIC Product and BIC Combination Products in the BIC Territory; provided that in each case such Products shall be made only from Licensed API. The licenses granted in this Section 2.3(c) do not include, expressly or by implication, a license under any Gilead intellectual property right to manufacture, sell or distribute any product containing active pharmaceutical ingredients owned or controlled by Gilead other than Products containing TAF, TDF, EVG, COBI, and BIC. The licenses granted under this Section 2.3(c) shall not extend to any active pharmaceutical ingredient included within a Product other than TAF, TDF, EVG, COBI, and BIC.

(d)MPP shall have the right to grant sublicenses under the foregoing license grant solely to Sublicensees pursuant to the terms and conditions of the applicable Sublicense Agreement, and the sublicense rights granted to each such

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Sublicensee shall be royalty bearing and non-sublicensable by such Sublicensee except as expressly provided under the applicable Sublicense Agreement.”

d.	The following language is hereby added to the Agreement as Section 2.4(b)(iv):

“Each Sublicensee will be allowed to manufacture and sell BIC in combination with other active pharmaceutical ingredients in the BIC Territory, provided in each case (A) such Sublicensee has the legal right to manufacture and sell such other active pharmaceutical ingredients in the applicable country in the BIC Territory, and (B) such manufacture and sale is in accordance with the licenses granted in the Sublicense Agreement.”

e.	Section 2.4(e) of the Agreement is hereby deleted and replaced with the following:

“No Other Licenses. Except as expressly set forth in this Agreement, Gilead does not grant any license to MPP under any of its intellectual property rights (including, without limitation, patents or rights to any proprietary compounds or drug substances other than API).”

3.BIC Sublicense Amendment. The following language is hereby added to the Agreement as Section 2.1(f):

“MPP shall have the right to execute an amendment to a Sublicense Agreement with a Sublicensee, pursuant to which MPP shall grant such Sublicensee a sublicense under the rights granted to MPP with respect to BIC, BIC Product, and BIC Combination Products, according to the terms of the applicable form amendment attached hereto as Appendix 8 (each, a “Form BIC Sublicense Amendment”, and once fully executed, a “BIC Sublicense Amendment”). The form amendments attached hereto as Appendix 8-A, Appendix 8-B, Appendix 8-C, and Appendix 8-D correspond to the Form Sublicense Agreements attached hereto as Appendix 6-A, Appendix 6-B, Appendix 6-C, and Appendix 6-D, respectively. Gilead will be a party to each BIC Sublicense Amendment. For clarity, unless and until a particular Sublicensee enters into a BIC Sublicense Amendment corresponding to such Sublicensee’s Sublicense Agreement, such Sublicensee will have no rights or licenses with respect to BIC, BIC Product and/or BIC Combination Products. MPP will not modify the terms and conditions of such form amendments or BIC Sublicense Amendments without Gilead’s written consent, and Gilead will have no obligation to enter into any BIC Sublicense Amendment that varies from the applicable form amendment. Gilead will have the right to provide copies of any BIC Sublicense Amendment to Japan Tobacco. All conditions and restrictions set forth in each BIC Sublicense Amendment shall apply to the license rights granted to MPP hereunder as if fully set forth herein, except as expressly provided for otherwise in this Agreement.”

4.Appendices. Appendices 1, 2, 3, 4, and 5 of the Agreement are hereby deleted and replaced with the new Appendices 1, 2, 3, 4, and 5 attached to this Amendment, respectively. Appendices 7, 8-A, 8-B, 8-C, and 8-D attached to this Amendment are hereby added to the Agreement as Appendices 7, 8-A, 8-B, 8-C, and 8-D, respectively.

5.Miscellaneous. This Amendment embodies the entire understanding of the Parties with respect to the subject matter hereof and supersedes all previous communications, representations

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

or understandings, and agreements, whether oral or written, between the Parties relating to the subject matter hereof. Except as expressly amended by this Amendment, the terms and conditions of the Agreement will remain in full force and effect. This Amendment shall be effective as of the Amendment Effective Date, and may not be modified except by written agreement between the Parties. This Amendment will be governed by and construed under the laws of England, without regard to its choice of law principles, and any dispute that arises hereunder shall be resolved by binding arbitration as set forth in Section 8.6 of the Agreement.

[signatures appear on the following page]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, the Parties have executed this Amendment by their duly authorized representatives as of the Amendment Effective Date.

GILEAD SCIENCES, INC. By:________________________ Name: _____________________ Title:_______________________	MEDICINES PATENT POOL By:________________________ Name: _____________________ Title:_______________________

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 1
Countries in the TDF-TAF Territory

1. Afghanistan	40.	Georgia	79.	Papua NewGuinea
2. Angola	41.	Ghana	80.	Phillipines
3. Anguilla	42.	Grenada	81.	Rwanda
4. Antigua and Barbuda	43.	Guatemala	82.	Saint Kitts and Nevis
5. Armenia	44.	Guinea	83.	Saint Lucia
6. Aruba	45.	Guinea-Bissau	84.	Saint Vincent & the
7. Bahamas	46.	Guyana		Grenadines
8. Bangladesh	47.	Haiti	85.	Samoa
9. Barbados	48.	Honduras	86.	São Tomé and Príncipe
10. Belarus	49.	India	87.	Senegal
11. Belize	50.	Indonesia	88.	Seychelles
12. Benin	51.	Jamaica	89.	Sierra Leone
13. Bhutan	52.	Kazakhstan	90.	Solomon Islands
14. Bolivia	53.	Kenya	91.	Somalia
15. Botswana	54.	Kiribati	92.	South Africa
16. British Virgin Islands	55.	Kyrgyzstan	93.	South Sudan
17. Burkina Faso	56.	Lao, People's Dem. Rep.	94.	Sri Lanka
18. Burundi	57.	Lesotho	95.	Sudan
19. Cambodia	58.	Liberia	96.	Surinam
20. Cameroon	59.	Madagascar	97.	Swaziland
21. Cape Verde	60.	Malawi	98.	Syrian Arab Republic
22. Central African Republic	61.	Malaysia	99.	Tajikistan
23. Chad	62.	Maldives	100.	Tanzania, U. Rep. of
24. Comoros	63.	Mali	101.	Thailand
25. Congo, Rep	64.	Mauritania	102.	Timor-Leste
26. Congo, Dem. Rep. of the	65.	Mauritius	103.	Togo
27. Côte d'Ivoire	66.	Moldova, Rep. of	104.	Tonga
28. Cuba	67.	Mongolia	105.	Trinidad and Tobago
29. Djibouti	68.	Montserrat	106.	Turkmenistan
30. Dominica	69.	Mozambique	107.	Turks and Caicos
31. Dominican Republic	70.	Myanmar	108.	Tuvalu
32. Ecuador	71.	Namibia	109.	Uganda
33. El Salvador	72.	Nauru	110.	Ukraine
34. Equatorial Guinea	73.	Nepal	111.	Uzbekistan
35. Eritrea	74.	Nicaragua	112.	Vanuatu
36. Ethiopia	75.	Niger	113.	Vietnam
37. Fiji Islands	76.	Nigeria	114.	Yemen
38. Gabon	77.	Pakistan	115.	Zambia
39. Gambia	78.	Palau	116.	Zimbabwe

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 2
Patents

TDF Patents

(221) Title: NUCLEOTIDE ANALOGS

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
China (People's Republic)	Granted	7/25/1997	200810083233.70	200810083233.70	12/12/2012
China (People's Republic)	Granted	7/25/1997	97197460.8	ZL97197460.8	4/30/2008
India	Pending	7/25/1997	2076/DEL/1997

(230) Title: NUCLEOTIDE ANALOG COMPOSITION AND SYNTHESIS METHOD

SubCase	Status	Filing Date	Application No.	Patent No.	Issue Date
China (People's Republic)	Granted	7/23/1998	200510099916.80	ZL200510099916.8	9/24/2008
China (People's Republic)	Granted	7/23/1998	200410046290X	200410046290X	4/19/2006
India	Pending	7/24/1998	896/DEL/2002
India	Pending	7/24/1998	963/DEL/2002
India	Pending	7/24/1998	1362/DEL/2004
India	Granted	7/24/1998	2174/DEL/1998	190780	3/15/2004
Indonesia	Granted	7/23/1998	W-991548	7658	4/11/2002

(270) Title: COMPOSITIONS AND METHODS FOR COMBINATION ANTIVIRAL THERAPY

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
Armenia	Granted	1/13/2004	200501134	15145	6/13/2011
China (People's Republic)	Published	1/13/2004	201510697340.90
China (People's Republic)	Granted	1/13/2004	201210094391.90	ZL201210094391.9	2/24/2016
China (People's Republic)	Granted	1/13/2004	200480002190.50	200480002190.50	6/6/2012
Eurasian Patent Organization	Published	1/13/2004	201100293
Eurasian Patent Organization	Granted	1/13/2004	200501134	15145	6/13/2011
Kazakhstan	Granted	1/13/2004	200501134	15145	6/13/2011
Kazakhstan	Pending		200501134 (PTE Application)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Kyrgyz Republic	Granted	1/13/2004	200501134	15145	6/13/2011
Kyrgyz Republic	Granted		200501134 (PTE Application)	15145	5/31/2012
Moldova	Granted	1/13/2004	200501134	15145	6/13/2011
Tajikistan	Granted	1/13/2004	200501134	15145	6/13/2011
Turkmenistan	Granted	1/13/2004	200501134	15145	6/13/2011
Turkmenistan	Pending		200501134 (PTE Application)

(676) Title: METHOD AND COMPOSITION FOR PHARMACEUTICAL PRODUCT

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
China (People's Republic)	Granted	6/13/2006	200680026180.40	ZL200680026180.4	10/7/2015

(677) Title: A PHARMACEUTICAL COMPOSITION, A METHOD OF PREPARING THEREOF, AND A METHOD OF TREATING VIRAL DISEASES USING SAID COMPOSITION

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
Armenia	Granted	6/13/2006	200800033	17764	3/29/2013
China (People's Republic)	Granted	6/13/2006	200680026866.30	200680026866.30	3/27/2013
Eurasian Patent Organization	Published	6/13/2006	201201265
Eurasian Patent Organization	Granted	6/13/2006	200800033	17764	3/29/2013
India	Pending	6/13/2006	9661/DELNP/2007
Kazakhstan	Granted	6/13/2006	200800033	17764	3/29/2013
Kyrgyz Republic	Granted	6/13/2006	200800033	17764	3/29/2013
Moldova	Granted	6/13/2006	200800033	17764	3/29/2013
South Africa	Granted	6/13/2006	2008/00297	2008/00297	4/28/2010
Tajikistan	Granted	6/13/2006	200800033	17764	3/29/2013
Turkmenistan	Granted	6/13/2006	200800033	17764	3/29/2013

TAF Patents

(249) Title: PRODRUGS OF PHOSPHONATE NUCLEOTIDE ANALOGUES AND METHODS FOR SELECTING AND MAKING SAME

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property	Granted	1200300003	7/20/2001	12393	12/29/2003

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Organization (OAPI)
African Regional Industrial Property Organization	Granted	2003/002724	7/20/2001	AP 1466	9/22/2005
Anguilla	Granted	AI/A/2015/00173	7/20/2001	AI/A/2015/00173	11/2/2015
China (People's Republic)	Granted	1813161.1	7/20/2001	ZL01813161.1	12/27/2006
China (People's Republic)	Granted	200410097845.30	7/20/2001	ZL200410097845.3	7/16/2008
Congo, Democratic Republic of	Granted	NP/002/EXT/2016	7/20/2001	2016/4386	11/11/2016
Ethiopia	Granted	ET/PI/15/184	7/20/2001	135	5/25/2016
Eurasian Patent Organization	Granted	200300188	7/20/2001	4926	10/28/2004
Falkland Islands (Malvinas)	Granted		7/20/2001	15365	8/25/2015
Fiji	Published	1214	7/20/2001
Grenada	Granted	7 of 2015	7/20/2001	7 of 2015	10/6/2015
Guyana	Published	1641	7/20/2001
Haiti	Pending		7/20/2001
India	Granted	9/MUMNP/2003	7/20/2001	208435	7/27/2007
India	Granted	00529/MUMNP/2006	7/20/2001	241597	7/14/2010
Indonesia	Granted	W-00200602129	7/20/2001	IDP0022897	2/20/2009
Indonesia	Granted	W-00200804005	7/20/2001	IDP000040148	2/15/2016
Indonesia	Granted	W00200300261	7/20/2001	IDP0022911	2/20/2009
Jamaica	Pending	18/1/5695	7/20/2001
Kiribati	Granted	14/15	7/20/2001	14/15	10/7/2015
Montserrat	Granted	1961695.2	7/20/2001	1301519	9/23/2015
Nepal	Pending	669	7/20/2001
Seychelles	Granted	1301519	7/20/2001	1301519	5/25/2016
Sierra Leone	Pending	EP1301519	7/20/2001
Solomon Islands	Granted	J37/371	7/20/2001	J37/371	3/3/2016
South Africa	Granted	2002/10271	7/20/2001	2002/10271	12/31/2003
Turks and Caicos Islands	Pending	10213	7/20/2001
Tuvalu	Granted		2/25/2015	TVP1301519	1/6/2016
Vietnam	Granted	1-2002-01193	7/20/2001	8475	5/24/2010
Virgin Islands (British)	Granted	414/5/2015	7/20/2001	414/5/2015	12/1/2015

(872) Title: TENOFOVIR ALAFENAMIDE HEMIFUMARATE

Country	Status	Application No.	Filing	Patent	Issue Date

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

			Date	No.
African Intellectual Property Organization (OAPI)	Granted	1201400057	8/15/2012	17070	6/29/2015
African Regional Industrial Property Organization	Granted	AP/P/2014/007437	8/15/2012	3639	3/31/2016
Bahamas	Granted	2441	8/15/2012	2441	6/19/2014
Bolivia	Pending	SP-0277-2012	8/15/2012
China (People's Republic)	Published	201280039891.00	8/15/2012
Ecuador	Pending	SP-14-13206-PCT	8/15/2012
El Salvador	Pending	E-4659-2014	8/15/2012
Eurasian Patent Organization	Published	201490208	8/15/2012
India	Pending	1012/DELNP/2014	8/15/2012
Indonesia	Published	P00201400805	8/15/2012
Moldova	Pending	A20140011	8/15/2012
Pakistan	Pending	539/2012	8/15/2012
Philippines	Granted	1-2014-500349	8/15/2012	1-2014- 500349	2/29/2016
South Africa	Allowed	2014/00582	8/15/2012
Thailand	Pending	1401000784	8/15/2012
Vietnam	Pending	1-2014-00440	8/15/2012

(877) Title: METHODS FOR PREPARING ANTI-VIRAL NUCLEOTIDE ANALOGS

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Bahamas	Granted	2455	10/3/2012	2455	6/24/2014
Bolivia	Granted	SP-0352-2012	10/3/2012	6385-B	11/26/2014
China (People's Republic)	Published	201280048965.70	10/3/2012
Ecuador	Published	IEPI-2014-74	10/3/2012
El Salvador	Published	E-4696/2014	10/3/2012
Eurasian Patent Organization	Allowed	201490753	10/3/2012
India	Published	2953/DELNP/2014	10/3/2012
Pakistan	Pending	671/2012	10/3/2012
EVG Patents

(JF-0136) Title: COMPOUND AND METHOD OF USE

Country	Status	Application No.	Filing Date	Patent No.
Bolivia	Pending	SP-230265	11/18/2003
China (People's Republic)	Granted	200380100277.10	11/20/2003	ZL200380100277.1	3/19/2008

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

India	Granted	01316/CHENP/2004	11/20/2003	245833	2/3/2011
Indonesia	Granted	WO00200401542	11/20/2003	P0023507	6/1/2009
Nigeria	Granted	424/2003	11/19/2003	RP.15779	10/20/2004
Philippines	Granted	1-2004-500895	11/20/2003	1-2004-500895	8/20/2008
South Africa	Granted	2004/4537	11/20/2003	2004/4537	8/31/2005
Thailand	Pending	301004379	11/20/2003
Vietnam	Granted	1-2004-00605	11/20/2003	1-0011884	10/7/2013

(JF-0179) Title: CRYSTALLINE FORM

Country	Status	Application No.	Filing Date	Patent No.
Bolivia	Pending	SP-250121	5/19/2005
China (People's Republic)	Granted	200580016142.60	5/19/2005	ZL200580016142.6	5/26/2010
India	Pending	357/CHENP/2010	5/19/2005
Philippines	Granted	1-2006-502297	5/19/2005	1-2006-502297	11/19/2010
South Africa	Granted	2006/10647	5/19/2005	2006/10647	6/25/2008
Thailand	Pending	100718	5/19/2005

(JF-0193) Title: MANUFACTURING PROCESS: ROUTE D AND F

Country	Status	Application No.:	Filing Date	Patent No.	Issue Date
China	Granted	200780016151.40	3/6/2007	200780016151.40	2/6/2013
India	Granted	5344/CHENP/2008	3/6/2007	258895	2/13/2014
India	Pending	532/CHENP/2014	3/6/2007

(JF-0192) Title: MANUFACTURING PROCESS: ROUTE C AND E

Country	Status	Application No.	Filing Date	Patent No:	Issue Date
African Regional Industrial Property Organization	Granted	AP/P/2008/004621	3/6/2007	2914	5/5/2014
China	Granted	200780016172.60	3/6/2007	ZL200780016172.60	5/29/2013
Eurasian Patent Organization	Granted	200870321	3/6/2007	17861	3/29/2013
Indonesia	Pending	W00200802860	3/6/2007	IDP0032077	10/22/2012
India	Granted	5341/CHENP/2008	3/6/2007	258747	2/4/2014
India	Pending	613/CHENP/2014	3/6/2007
African Intellectual Property Organization (OAPI)	Granted	1200800317	3/6/2007	14280	3/31/2009
Vietnam	Granted	1-2008-02431	3/6/2007	14450	8/17/2015

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

South Africa	Granted	2008/07547	3/6/2007	2008/07547	11/25/2009

(718) Title: METHODS OF IMPROVING THE PHARMACOKINETICS OF HIV INTEGRASE INHIBITORS

Country	Status	Application No.	Filing Date	Patent No.
Armenia	Granted	200801619	12/29/2006	18544	8/30/2013
African Regional Industrial Property Organization	Granted	AP/P/2008/004522	12/29/2006	AP2702	7/31/2013
China (People's Republic)	Published	201410249622.80	12/29/2006
Eurasian Patent Organization	Granted	200801619	12/29/2006	18544	8/30/2013
Eurasian Patent Organization	Published	201201496	12/29/2006
Indonesia	Pending	W00201102461	12/29/2006
Indonesia	Published	W00 2008 02128	12/29/2006
India	Pending	6748/DELNP/2015	12/29/2006
India	Pending	5576/DELNP/2008	12/29/2006
Kyrgyz Republic	Granted	200801619	12/29/2006	18544	8/30/2013
Moldova	Granted	200801619	12/29/2006	18544	8/30/2013
African Intellectual Property Organization (OAPI)	Granted	1200800239	12/29/2006	14320	6/30/2009
Tajikistan	Granted	200801619	12/29/2006	18544	8/30/2013
Turkmenistan	Granted	200801619	12/29/2006	18544	8/30/2013
Vietnam	Pending	1-2008-01921	12/29/2006
South Africa	Granted	2008/06222	12/29/2006	2008/06222	3/25/2009

(720) Title: PROCESS AND INTERMEDIATES FOR PREPARING INTEGRASE INHIBITORS

Country	Status	Application No.	Filing Date	Patent Number	Issue Date
Armenia	Granted	200900441	9/11/2007	22099	11/30/2015
African Regional Industrial Property Organization	Granted	AP/P/2009/004831	9/11/2007	AP3004	10/16/2014
China	Granted	200780033907.60	9/11/2007	ZL200780033907.6	10/16/2013
China	Granted	201210224990.80	9/11/2007	CN102766098B	3/30/2016
China	Abandoned	201510922236.50	9/11/2007
China	Published	201510922511.30	9/11/2007
Eurasian Patent Organization	Granted	200900441	9/11/2007	22099	11/30/2015
Indonesia	Published	W00200900634	9/11/2007
Kyrgyz Republic	Granted	200900441	9/11/2007	22099	11/30/2015

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Kazakhstan	Granted	200900441	9/11/2007	22099	11/30/2015
Moldova	Granted	200900441	9/11/2007	22099	11/30/2015
African Intellectual Property Organization (OAPI)	Granted	1200900070	9/11/2007	14458	9/30/2009
Thailand	Published	701004583	9/11/2007
Tajikistan	Granted	200900441	9/11/2007	22099	11/30/2015
Turkmenistan	Granted	200900441	9/11/2007	22099	11/30/2015
Vietnam	Granted	1-2009-00636	9/11/2007	11932	10/22/2013
Vietnam	Granted	1-2012-01354	9/11/2007	14698	10/20/2015
South Africa	Granted	2009/01576	9/11/2007	2009/01576	2/24/2010

(746) Title: PROCESS AND INTERMEDIATES FOR PREPARING INTEGRASE INHIBITORS

Country	Status	Application No	Filing Date	Patent Number	Issue Date
African Regional Industrial Property Organization	Granted	AP/P/2010/005187	9/11/2008	AP 2785	10/31/2013
China	Granted	200880106554.20	9/11/2008	ZL200880106554.2	7/9/2014
Eurasian Patent Organization	Granted	201070256	9/11/2008	19431	3/31/2014
Ecuador	Inactive	SP-10-10081	9/11/2008
Indonesia	Published	W00201000759	9/11/2008
India	Pending	1615/DELNP/2010	9/11/2008
African Intellectual Property Organization (OAPI)	Granted	1201000093	9/11/2008	15058
Thailand	Published	801004676	9/11/2008
Vietnam	Granted	1-2010-00483	9/11/2008	10866	11/20/2012
South Africa	Granted	2010/02066	9/11/2008	2010/02066	12/29/2010

(903) Title: PROCESS AND INTERMEDIATES FOR PREPARING INTEGRASE INHIBITORS

Country	Status	Application No.	Filing Date	Patent No.
China (People's Republic)	Granted	201380041287.60	8/1/2013	ZL201380041287.6	11/2/2016
Eurasian Patent Organization	Allowed	201590018	8/1/2013
India	Pending	1688/DELNP/2015	8/1/2013

COBI Patents

(692) Title: MODULATORS OF PHARMACOKINETIC PROPERTIES OF THERAPEUTICS

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1200800450	9/30/2009	14409
African Regional Industrial Property Organization	Granted	AP/P/2008/004720	9/30/2014	AP2985
Anguilla	Granted	AI/A/2015/00172	11/2/2015	AI/A/2015/00172
Armenia	Granted	200900155	11/28/2014	20489
China (People's Republic)	Granted	200780025607.30	5/29/2013	ZL200780025607.3
China (People's Republic)	Granted	201310141408.60	4/29/2015	ZL201310141408.6
Congo, Democratic Republic of	Pending	NP/004/EXT/2016
Ethiopia	Granted	ET/PI/15/185	5/25/2016	134
Eurasian Patent Organization	Allowed	201270738
Eurasian Patent Organization	Granted	200900155	11/28/2014	20489
Fiji	Published	1217
Guyana	Published	1642
Haiti	Pending
India	Pending	10487/DELNP/2008
Indonesia	Granted	W00200900061	8/12/2016	IDP00042227
Jamaica	Pending	18/1/5696
Kazakhstan	Granted	200900155	11/28/2014	20489
Kiribati	Granted	13/15	10/7/2015	13/15
Kyrgyz Republic	Granted	200900155	11/28/2014	20489
Moldova	Granted	200900155	11/28/2014	20489
Montserrat	Granted		9/23/2015	3 of 2015
Nauru	Pending
Nepal	Pending	894
Seychelles	Granted	2049506	5/25/2016	2049506
Sierra Leone	Pending	EP2049506
Solomon Islands	Granted	J37/370	2/10/2016	J37/370
South Africa	Pending	2008/10399
Tajikistan	Granted	200900155	11/28/2014	20489
Thailand	Published	701003404
Turkmenistan	Granted	200900155	11/28/2014	20489
Turks and Caicos Islands	Pending	10214
Tuvalu	Granted		11/7/2015	TVP2049506
Vanuatu	Unfiled
Vietnam	Pending	1-2009-00240
Vietnam	Pending	1-2012-02702
Virgin Islands (British)	Granted	415/6/2015	12/1/2015	415/6/2015

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(719) Title: MODULATORS OF PHARMACOKINETIC PROPERTIES OF THERAPEUTICS

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1200900273	6/30/2010	14749
African Regional Industrial Property Organization	Granted	AP/P/2009/004964	9/16/2014	AP2986
African Regional Industrial Property Organization	Granted	AP/P/2013/007042	11/30/2016	AP3915
Armenia	Granted	200901155	7/30/2014	19893
China (People's Republic)	Granted	201310326757.50	6/10/2015	10326757
China (People's Republic)	Granted	200880013255.40	8/28/2013	ZL200880013255.4
Eurasian Patent Organization	Granted	200901155	7/30/2014	19893
Fiji	Granted
Indonesia	Granted	W00200902299	3/18/2015	IDP000038076
Kazakhstan	Granted	200901155	7/30/2014	19893
Kyrgyz Republic	Granted	200901155	7/30/2014	19893
Moldova	Granted	200901155	7/30/2014	19893
South Africa	Pending	2009/05882
South Africa	Unfiled
Tajikistan	Granted	200901155	7/30/2014	19893
Thailand	Pending	801000867
Turkmenistan	Granted	200901155	7/30/2014	19893
Vietnam	Pending	1-2009-01990
Vietnam	Pending	1-2012-02696

(757) Title: THE USE OF SOLID CARRIER PARTICLES TO IMPROVE THE PROCESSABILITY OF A PHARMACEUTICAL AGENT

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201000364	9/28/2012	15589
African Regional Industrial Property Organization	Granted	AP/P/2010/005429	1/30/2015	3209
Armenia	Granted	201071173	3/31/2016	22950
Belarus	Granted	201071173	3/31/2016	22950
China (People's Republic)	Published	201510408376.00
China (People's Republic)	Published	201310447258.10
Ecuador	Pending	SP-10-10636
Eurasian Patent Organization	Published	201591353
Eurasian Patent Organization	Granted	201071173	3/31/2016	22950
India	Pending	7565/DELNP/2010

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Indonesia	Published	W00201004105
Kazakhstan	Granted	201071173	3/31/2016	22950
Kyrgyz Republic	Granted	201071173	3/31/2016	22950
Moldova	Granted	201071173	3/31/2016	22950
South Africa	Granted	2010/08007	10/26/2011	2010/08007
Tajikistan	Granted	201071173	3/31/2016	22950
Turkmenistan	Granted	201071173	3/31/2016	22950
Vietnam	Pending	1-2010-02929

(775) Title: METHOD OF PREPARING AN INHIBITOR OF CYTOCHROME P450 MONOOXYGENASE, AND INTERMEDIATES INVOLVED

Country	Status	Application No.	Filing Date	Patent No.
African Regional Industrial Property Organization	Granted	AP/P/2011/005864
African Intellectual Property Organization (OAPI)	Granted	1201100311.00	4/1/2010	15801
Bolivia	Published	SP-0082-2010	4/1/2010
China	Granted	201080014307.70	4/1/2010	ZL201080014307.7
China	Published	201510160505.90	4/1/2010
Eurasian Patent Organization	Granted	201190179.00	4/1/2010	22739
Eurasian Patent Organization	Published	201590979.00	4/1/2010
Ecuador	Pending	SP-11-11391	4/1/2010
Indonesia	Granted	W00201103554	4/1/2010	IDP000041448
India	Pending	7323/DELNP/2011	4/1/2010
Pakistan	Pending	262/2010	3/31/2010
Thailand	Published	1101002473.00	4/1/2010
Vietnam	Pending	1-2011-02324	4/1/2010
South Africa	Granted	2011/07430	4/1/2010	2011/07430

(783) Title: TABLETS FOR COMBINATION THERAPY

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Pending	1201100281
African Regional Industrial Property Organization	Granted	AP/P/2011/05857	5/6/2015	AP3250
Armenia	Granted	201190125	5/29/2015	21313
Azerbaijan	Granted	201190125	5/29/2015	21313
Bolivia	Pending	SP-00292010
China (People's Republic)	Granted	201080006646.00	9/11/2013	ZL201080006646.0

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Ecuador	Pending	SP-11-11307
Eurasian Patent Organization	Published	201491658
Eurasian Patent Organization	Granted	201190125	5/29/2015	21313
India	Pending	5823/DELNP/2011
Indonesia	Granted	W00201103098	3/30/2016	IDP000040606
Kazakhstan	Granted	201190125	5/29/2015	21313
Kyrgyz Republic	Granted	201190125	5/29/2015	21313
Moldova	Granted	201190125	5/29/2015	21313
Pakistan	Allowed	94/2010
Singapore	Published	2014007744
South Africa	Granted	2011/06154	5/28/2014	2011/06154
Tajikistan	Granted	201190125	5/29/2015	21313
Thailand	Published	1101001423
Turkmenistan	Granted	201190125	5/29/2015	21313
Vietnam	Pending	1-2011-02035

(895) Title: METHODS AND INTERMEDIATES FOR PREPARING PHARMACEUTICAL AGENTS

Country	Status	Application No.	Filing Date	Patent No.
China	Abandoned	201380007712.X
India	Abandoned	6192/DELNP/2014

BIC Patents

(1007) TITLE: POLYCYCLIC-CARBAMOYLPYRIDONE COMPOUNDS AND THEIR PHARMACEUTICAL USE

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property Organization (OAPI)	Pending	1201500240	12/19/2013
African Regional Industrial Property Organization	Pending	AP/P/2015/008510	12/19/2013
Anguilla	Pending	AI/A/2016/00180	12/19/2013
Bahamas	Pending	2551	12/19/2013
Bolivia	Published	SP-00412-2013	12/20/2013
China	Published	201380073134.X	12/19/2013
Congo, Democratic Republic of	Pending		12/19/2013
Ecuador	Published	IEPI-2015-31224	12/19/2013
El Salvador	Published	E-5002-2015	12/19/2013

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Ethiopia	Pending	ET/PI/16/204	12/19/2013
Eurasian Patent Organization	Published	201591027	12/19/2013
Fiji	Published	1229	12/19/2013
Grenada	Granted		12/19/2013		7/19/2016
Guyana	Pending	1656	12/19/2013
Haiti	Pending		12/19/2013
India	Pending	5535/DELNP/2015	12/19/2013
Indonesia	Allowed	P00201503852	12/19/2013
Indonesia	Pending	P00201607128	12/19/2013
Jamaica	Pending	18/1/5740	12/19/2013
Kiribati	Granted		12/19/2013		9/20/2016
Moldova	Pending	a20150064	12/19/2013
Montserrat	Granted		12/19/2013	4 OF 2016	5/27/2016
Nepal	Pending	4	12/19/2013
Pakistan	Pending	908/2013	12/20/2013
Philippines	Published	1-2015-501445	12/19/2013
Philippines	Pending	1-2016-500389	12/19/2013
Seychelles	Pending	2822954	12/19/2013
Sierra Leone	Pending		12/19/2013
Solomon Islands	Granted		12/19/2013	J37/379	8/5/2016
South Africa	Pending	2015/04914	12/19/2013
South Africa	Pending	2015/07997	12/19/2013
South Korea	Pending	10-2015-7019194	12/19/2013
Thailand	Pending	1501003563	12/19/2013
Turks and Caicos Islands	Granted	10226	12/19/2013	10226	9/7/2016
Tuvalu	Granted	TVP2822954	12/19/2013	TVP2822954	8/15/2016
Vietnam	Granted	1-2015-02321	12/19/2013	15503	5/16/2016
Vietnam	Pending	1-2015-04199	12/19/2013
Virgin Islands (British)	Granted	EP2822954	12/19/2013	427/5/2016	9/21/2016

(1091) Title: SODIUM (2R,5S,13AR)-7,9-DIOXO-10-((2,4,6- TRIFLUOROBENZYL)CARBAMOYL)-2,3,4,5,7,9,13,13A-OCTAHYDRO-2,5- METHANOPYRIDO[1',2':4,5]PYRAZINO[2,1-B]OXAZEPIN-8-OLATE

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Regional Industrial Property Organization	Pending	AP/P/2016/009591	6/19/2015
African Intellectual Property Organization (OAPI)	Pending	1201600454	6/19/2015
Bolivia	Published	SP 126-2015	6/19/2015

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Bahamas	Allowed	2701	6/18/2015
China	Published	201580033152.40	6/19/2015
Cuba	Pending	2016-0187	6/19/2015
Dominican Republic	Published	P2016-0327	6/19/2015
Eurasian Patent Organization	Pending	201692414	6/19/2015
Ecuador	Published	IEPI-2016-95566	6/19/2015
El Salvador	Pending	2016005339	6/19/2015
Guatemala	Pending	A2016-000262	6/19/2015
Indonesia	Unfiled
India	Pending	201617042937.00	6/19/2015
Nigeria	Pending	NG/PT/C/2016/2106	6/19/2015
Philippines	Pending
Pakistan	Pending	382/2015	6/18/2015
Thailand	Pending
Trinidad and Tobago	Pending	TT/A/2016/00132	6/19/2015
Vietnam	Pending
South Africa	Pending	2016/08744	6/19/2015

(1147) Title: THERAPEUTIC COMPOSITIONS FOR TREATMENT OF HUMAN IMMUNODEFICIENCY VIRUS

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Bangladesh	Pending	272/2016	11/2/2016
Bolivia	Pending	SP-0260-2016	11/9/2016
Bahamas	Pending		11/8/2016
Pakistan	Pending	696/2016	11/9/2016
Patent Cooperation Treaty	Entered NP	US2016/060989	11/8/2016

(1062) Title: SYNTHESIS OF POLYCYCLIC-CARBAMOYLPYRIDONE COMPOUNDS

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Bahamas	Allowed	2702	6/18/2015
China	Pending	201580033052.10	6/16/2015
Eurasian Patent Organization	Pending	201692412	6/16/2015
India	Pending	201717000457.00	6/16/2015
Patent Cooperation Treaty	Entered NP	US2015/036017	6/16/2015

TDF-Quad Patents

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(221) Title:NUCLEOTIDE ANALOGS

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
China (People's Republic)	Granted	7/25/1997	200810083233.70	200810083233.70	12/12/2012
China (People's Republic)	Granted	7/25/1997	97197460.8	ZL97197460.8	4/30/2008
India	Pending	7/25/1997	2076/DEL/1997

(230) Title: NUCLEOTIDE ANALOG COMPOSITION AND SYNTHESIS METHOD

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
China (People's Republic)	Granted	7/23/1998	200510099916.80	ZL200510099916.8	9/24/2008
China (People's Republic)	Granted	7/23/1998	200410046290X	200410046290X	4/19/2006
India	Pending	7/24/1998	896/DEL/2002
India	Pending	7/24/1998	963/DEL/2002
India	Pending	7/24/1998	1362/DEL/2004
India	Granted	7/24/1998	2174/DEL/1998	190780	3/15/2004
Indonesia	Granted	7/23/1998	W-991548	7658	4/11/2002

(692) Title: DIAMINOALKANE COMPOUNDS (VARIANTS) AND A METHOD OF PREPARING THEREOF (VARIANTS), A PHARMACEUTICAL COMPOSITION AND A THERAPEUTIC AGENT FOR INHIBITING CYTOCHROME-P450-MONOOXYGENASE, METHODS FOR TREATING AN HIV INFECTION AND VIRAL HEPATITS C, A METHOD OF MOD

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property Organization (OAPI)	Granted	1200800450	9/30/2009	14409
African Regional Industrial Property Organization	Granted	AP/P/2008/004720	9/30/2014	AP2985
Anguilla	Granted	AI/A/2015/00172	11/2/2015	AI/A/2015/00172
Armenia	Granted	200900155	11/28/2014	20489
China (People's Republic)	Granted	200780025607.30	5/29/2013	ZL200780025607.3
China (People's Republic)	Granted	201310141408.60	4/29/2015	ZL201310141408.6
Congo, Democratic Republic of	Pending	NP/004/EXT/2016
Ethiopia	Granted	ET/PI/15/185	5/25/2016	134

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Eurasian Patent Organization	Allowed	201270738
Eurasian Patent Organization	Granted	200900155	11/28/2014	20489
Fiji	Published	1217
Guyana	Published	1642
Haiti	Pending
India	Pending	10487/DELNP/2008
Indonesia	Granted	W00200900061	8/12/2016	IDP00042227
Jamaica	Pending	18/1/5696
Kazakhstan	Unfiled
Kazakhstan	Granted	200900155	11/28/2014	20489
Kiribati	Granted	13/15	10/7/2015	13/15
Kyrgyz Republic	Granted	200900155	11/28/2014	20489
Moldova	Granted	200900155	11/28/2014	20489
Montserrat	Granted		9/23/2015	3 of 2015
Nauru	Pending
Nepal	Pending	894
Seychelles	Granted	2049506	5/25/2016	2049506
Sierra Leone	Pending	EP2049506
Solomon Islands	Granted	J37/370	2/10/2016	J37/370
South Africa	Pending	2008/10399
Tajikistan	Granted	200900155	11/28/2014	20489
Thailand	Published	701003404
Turkmenistan	Granted	200900155	11/28/2014	20489
Turks and Caicos Islands	Pending	10214
Tuvalu	Granted		11/7/2015	TVP2049506
Vietnam	Pending	1-2009-00240
Vietnam	Pending	1-2012-02702
Virgin Islands (British)	Granted	415/6/2015	12/1/2015	415/6/2015

(719) Title: MODULATORS OF PHARMACOKINETIC PROPERTIES OF THERAPEUTICS

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1200900273	6/30/2010	14749
African Regional Industrial Property Organization	Granted	AP/P/2009/004964	9/16/2014	AP2986
African Regional Industrial Property Organization	Granted	AP/P/2013/007042	11/30/2016	AP3915
Armenia	Granted	200901155	7/30/2014	19893

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

China (People's Republic)	Granted	201310326757.50	6/10/2015	10326757
China (People's Republic)	Granted	200880013255.40	8/28/2013	ZL200880013255.4
Eurasian Patent Organization	Granted	200901155	7/30/2014	19893
Fiji	Granted
Indonesia	Granted	W00200902299	3/18/2015	IDP000038076
Kazakhstan	Granted	200901155	7/30/2014	19893
Kyrgyz Republic	Granted	200901155	7/30/2014	19893
Moldova	Granted	200901155	7/30/2014	19893
South Africa	Pending	2009/05882
South Africa	Unfiled
Tajikistan	Granted	200901155	7/30/2014	19893
Thailand	Pending	801000867
Turkmenistan	Granted	200901155	7/30/2014	19893
Vietnam	Pending	1-2009-01990
Vietnam	Pending	1-2012-02696

(757) Title: THE USE OF SOLID CARRIER PARTICLES TO IMPROVE THE PROCESSABILITY OF A PHARMACEUTICAL AGENT

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201000364	9/28/2012	15589
African Regional Industrial Property Organization	Granted	AP/P/2010/005429	1/30/2015	3209
Armenia	Granted	201071173	3/31/2016	22950
Belarus	Granted	201071173	3/31/2016	22950
China (People's Republic)	Published	201510408376.00
China (People's Republic)	Published	201310447258.10
Ecuador	Pending	SP-10-10636
Eurasian Patent Organization	Published	201591353
Eurasian Patent Organization	Granted	201071173	3/31/2016	22950
India	Pending	7565/DELNP/2010
Indonesia	Published	W00201004105
Kazakhstan	Granted	201071173	3/31/2016	22950
Kyrgyz Republic	Granted	201071173	3/31/2016	22950
Moldova	Granted	201071173	3/31/2016	22950
South Africa	Granted	2010/08007	10/26/2011	2010/08007
Tajikistan	Granted	201071173	3/31/2016	22950
Turkmenistan	Granted	201071173	3/31/2016	22950
Vietnam	Pending	1-2010-02929

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(775) Title: METHOD OF PREPARING AN INHIBITOR OF CYTOCHROME P450 MONOOXYGENASE, AND INTERMEDIATES INVOLVED

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201100311.00	4/1/2010	15801
Bolivia	Abandoned	11-114.749	4/1/2010
China	Granted	201080014307.70	4/1/2010	ZL201080014307.7
China	Published	201510160505.90	4/1/2010
Eurasian Patent Organization	Granted	201190179.00	4/1/2010	22739
Eurasian Patent Organization	Published	201590979.00	4/1/2010
Ecuador	Pending	SP-11-11391	4/1/2010
Indonesia	Granted	W00201103554	4/1/2010	IDP000041448
India	Pending	7323/DELNP/2011	4/1/2010
Pakistan	Pending	262/2010	3/31/2010
Thailand	Published	1101002473.00	4/1/2010
Vietnam	Pending	1-2011-02324	4/1/2010
South Africa	Granted	2011/07430	4/1/2010	2011/07430

(895) Title: METHODS AND INTERMEDIATES FOR PREPARING PHARMACEUTICAL AGENTS

Country	Status	Application No.	Filing Date	Patent No.
China	Abandoned	201380007712.X
India	Abandoned	6192/DELNP/2014

(EMU-108) Title: Antiviral Activity and Resolution of 2-Hydroxymethyl-5-(5-Fluorocytosin-1-yl)- 1,3-Oxathiolane

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Philippines	Granted	1-1992-43955	2/20/92	1-1992-43955	2/20/09
Philippines	Granted	55191	12/27/96	1-1996-55191	3/9/07
Philippines	Granted	55192	2/20/92	55192	12/19/08
Philippines	Granted	55193	2/20/92	55193	12/19/08
Philippines	Granted	55194	2/20/92	55194	12/19/08

(EMU-4000) Title: 1,3-Oxathiolane Nucleoside Analogues

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Botswana	Granted	BW/A/1998/00163	4/27/98	BW/P/2002/00042	5/22/03

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Domincan Republic	Granted	1793970004607.00	7/10/97	370	7/10/17
Honduras	Granted	PICA97118	8/18/97	3775	4/25/00
Jamaica	Granted	697267	7/8/97	3615	5/25/05
Nicaragua	Granted	97.0096	12/5/97	1134RPI	5/17/99

(TRI1010) Non-Homogenous Systems for the Resolution of Enantiomeric Mixtures

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
China	Granted	99811893.1	8-Oct-99	ZL99811893.1	28-Nov-07

(TRI1020) Method of Manufacture of 1,3-Oxathiolane Nucleosides

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
China	Granted	99809992.9	12-Aug-99	ZL99809992.9	10-Mar-04

(783) Title: TABLETS FOR COMBINATION THERAPY

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Pending	1201100281
African Regional Industrial Property Organization	Granted	AP/P/2011/05857	5/6/2015	AP3250
Armenia	Granted	201190125	5/29/2015	21313
Azerbaijan	Granted	201190125	5/29/2015	21313
Bolivia	Pending	SP-00292010
China (People's Republic)	Granted	201080006646.00	9/11/2013	ZL201080006646.0
Ecuador	Pending	SP-11-11307
Eurasian Patent Organization	Published	201491658
Eurasian Patent Organization	Granted	201190125	5/29/2015	21313
India	Pending	5823/DELNP/2011
Indonesia	Granted	W00201103098	3/30/2016	IDP000040606
Kazakhstan	Granted	201190125	5/29/2015	21313
Kyrgyz Republic	Granted	201190125	5/29/2015	21313
Moldova	Granted	201190125	5/29/2015	21313
Pakistan	Allowed	94/2010
Singapore	Published	2014007744
South Africa	Granted	2011/06154	5/28/2014	2011/06154
Tajikistan	Granted	201190125	5/29/2015	21313
Thailand	Published	1101001423
Turkmenistan	Granted	201190125	5/29/2015	21313
Vietnam	Pending	1-2011-02035

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

TAF-Quad Patents

(249) Title: PRODRUGS OF PHOSPHONATE NUCLEOTIDE ANALOGUES AND METHODS FOR SELECTING AND MAKING SAME

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property Organization (OAPI)	Granted	1200300003	7/20/2001	12393	12/29/2003
African Regional Industrial Property Organization	Granted	2003/002724	7/20/2001	AP 1466	9/22/2005
Anguilla	Granted	AI/A/2015/00173	7/20/2001	AI/A/2015/00173	11/2/2015
China (People's Republic)	Granted	1813161.1	7/20/2001	ZL01813161.1	12/27/2006
China (People's Republic)	Granted	200410097845.30	7/20/2001	ZL200410097845.3	7/16/2008
Congo, Democratic Republic of	Granted	NP/002/EXT/2016	7/20/2001	2016/4386	11/11/2016
Ethiopia	Granted	ET/PI/15/184	7/20/2001	135	5/25/2016
Eurasian Patent Organization	Granted	200300188	7/20/2001	4926	10/28/2004
Falkland Islands (Malvinas)	Granted		7/20/2001	15365	8/25/2015
Fiji	Published	1214	7/20/2001
Grenada	Granted	7 of 2015	7/20/2001	7 of 2015	10/6/2015
Guyana	Published	1641	7/20/2001
Haiti	Pending		7/20/2001
India	Granted	9/MUMNP/2003	7/20/2001	208435	7/27/2007
India	Granted	00529/MUMNP/2006	7/20/2001	241597	7/14/2010
Indonesia	Granted	W-00200602129	7/20/2001	IDP0022897	2/20/2009
Indonesia	Granted	W-00200804005	7/20/2001	IDP000040148	2/15/2016
Indonesia	Granted	W00200300261	7/20/2001	IDP0022911	2/20/2009
Jamaica	Pending	18/1/5695	7/20/2001
Kiribati	Granted	14/15	7/20/2001	14/15	10/7/2015
Montserrat	Granted	1961695.2	7/20/2001	1301519	9/23/2015
Nepal	Pending	669	7/20/2001
Seychelles	Granted	1301519	7/20/2001	1301519	5/25/2016
Sierra Leone	Pending	EP1301519	7/20/2001
Solomon Islands	Granted	J37/371	7/20/2001	J37/371	3/3/2016
South Africa	Granted	2002/10271	7/20/2001	2002/10271	12/31/2003

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Turks and Caicos Islands	Pending	10213	7/20/2001
Tuvalu	Granted		2/25/2015	TVP1301519	1/6/2016
Vietnam	Granted	1-2002-01193	7/20/2001	8475	5/24/2010
Virgin Islands (British)	Granted	414/5/2015	7/20/2001	414/5/2015	12/1/2015

(872) Title: TENOFOVIR ALAFENAMIDE HEMIFUMARATE

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property Organization (OAPI)	Granted	1201400057	8/15/2012	17070	6/29/2015
African Regional Industrial Property Organization	Granted	AP/P/2014/007437	8/15/2012	3639	3/31/2016
Bahamas	Granted	2441	8/15/2012	2441	6/19/2014
Bolivia	Pending	SP-0277-2012	8/15/2012
China (People's Republic)	Published	201280039891.00	8/15/2012
Ecuador	Pending	SP-14-13206-PCT	8/15/2012
El Salvador	Pending	E-4659-2014	8/15/2012
Eurasian Patent Organization	Published	201490208	8/15/2012
India	Pending	1012/DELNP/2014	8/15/2012
Indonesia	Published	P00201400805	8/15/2012
Moldova	Pending	A20140011	8/15/2012
Pakistan	Pending	539/2012	8/15/2012
Philippines	Granted	1-2014-500349	8/15/2012	1-2014- 500349	2/29/2016
South Africa	Allowed	2014/00582	8/15/2012
Thailand	Pending	1401000784	8/15/2012
Vietnam	Pending	1-2014-00440	8/15/2012

(877) Title: METHODS FOR PREPARING ANTI-VIRAL NUCLEOTIDE ANALOGS

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Bahamas	Granted	2455	10/3/2012	2455	6/24/2014
Bolivia	Granted	SP-0352-2012	10/3/2012	6385-B	11/26/2014
China (People's Republic)	Published	201280048965.70	10/3/2012
Ecuador	Published	IEPI-2014-74	10/3/2012
El Salvador	Published	E-4696/2014	10/3/2012
Eurasian Patent Organization	Allowed	201490753	10/3/2012
India	Published	2953/DELNP/2014	10/3/2012

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Pakistan	Pending	671/2012	10/3/2012

(692) Title: DIAMINOALKANE COMPOUNDS (VARIANTS) AND A METHOD OF PREPARING THEREOF (VARIANTS), A PHARMACEUTICAL COMPOSITION AND A THERAPEUTIC AGENT FOR INHIBITING CYTOCHROME-P450-MONOOXYGENASE, METHODS FOR TREATING AN HIV INFECTION AND VIRAL HEPATITS C, A METHOD OF MOD

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property Organization (OAPI)	Granted	1200800450	9/30/2009	14409
African Regional Industrial Property Organization	Granted	AP/P/2008/004720	9/30/2014	AP2985
Anguilla	Granted	AI/A/2015/00172	11/2/2015	AI/A/2015/00172
Armenia	Granted	200900155	11/28/2014	20489
China (People's Republic)	Granted	200780025607.30	5/29/2013	ZL200780025607.3
China (People's Republic)	Granted	201310141408.60	4/29/2015	ZL201310141408.6
Congo, Democratic Republic of	Pending	NP/004/EXT/2016
Ethiopia	Granted	ET/PI/15/185	5/25/2016	134
Eurasian Patent Organization	Allowed	201270738
Eurasian Patent Organization	Granted	200900155	11/28/2014	20489
Fiji	Published	1217
Guyana	Published	1642
Haiti	Pending
India	Pending	10487/DELNP/2008
Indonesia	Granted	W00200900061	8/12/2016	IDP00042227
Jamaica	Pending	18/1/5696
Kazakhstan	Unfiled
Kazakhstan	Granted	200900155	11/28/2014	20489
Kiribati	Granted	13/15	10/7/2015	13/15
Kyrgyz Republic	Granted	200900155	11/28/2014	20489
Moldova	Granted	200900155	11/28/2014	20489
Montserrat	Granted		9/23/2015	3 of 2015
Nauru	Pending
Nepal	Pending	894
Seychelles	Granted	2049506	5/25/2016	2049506
Sierra Leone	Pending	EP2049506

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Solomon Islands	Granted	J37/370	2/10/2016	J37/370
South Africa	Pending	2008/10399
Tajikistan	Granted	200900155	11/28/2014	20489
Thailand	Published	701003404
Turkmenistan	Granted	200900155	11/28/2014	20489
Turks and Caicos Islands	Pending	10214
Tuvalu	Granted		11/7/2015	TVP2049506
Vietnam	Pending	1-2009-00240
Vietnam	Pending	1-2012-02702
Virgin Islands (British)	Granted	415/6/2015	12/1/2015	415/6/2015

(719) Title: MODULATORS OF PHARMACOKINETIC PROPERTIES OF THERAPEUTICS

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1200900273	6/30/2010	14749
African Regional Industrial Property Organization	Granted	AP/P/2009/004964	9/16/2014	AP2986
African Regional Industrial Property Organization	Granted	AP/P/2013/007042	11/30/2016	AP3915
Armenia	Granted	200901155	7/30/2014	19893
China (People's Republic)	Granted	201310326757.50	6/10/2015	10326757
China (People's Republic)	Granted	200880013255.40	8/28/2013	ZL200880013255.4
Eurasian Patent Organization	Granted	200901155	7/30/2014	19893
Fiji	Granted
Indonesia	Granted	W00200902299	3/18/2015	IDP000038076
Kazakhstan	Granted	200901155	7/30/2014	19893
Kyrgyz Republic	Granted	200901155	7/30/2014	19893
Moldova	Granted	200901155	7/30/2014	19893
South Africa	Pending	2009/05882
South Africa	Unfiled
Tajikistan	Granted	200901155	7/30/2014	19893
Thailand	Pending	801000867
Turkmenistan	Granted	200901155	7/30/2014	19893
Vietnam	Pending	1-2009-01990
Vietnam	Pending	1-2012-02696

(757) Title: THE USE OF SOLID CARRIER PARTICLES TO IMPROVE THE PROCESSABILITY OF A PHARMACEUTICAL AGENT

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201000364	9/28/2012	15589
African Regional Industrial Property Organization	Granted	AP/P/2010/005429	1/30/2015	3209
Armenia	Granted	201071173	3/31/2016	22950
Belarus	Granted	201071173	3/31/2016	22950
China (People's Republic)	Published	201510408376.00
China (People's Republic)	Published	201310447258.10
Ecuador	Pending	SP-10-10636
Eurasian Patent Organization	Published	201591353
Eurasian Patent Organization	Granted	201071173	3/31/2016	22950
India	Pending	7565/DELNP/2010
Indonesia	Published	W00201004105
Kazakhstan	Granted	201071173	3/31/2016	22950
Kyrgyz Republic	Granted	201071173	3/31/2016	22950
Moldova	Granted	201071173	3/31/2016	22950
South Africa	Granted	2010/08007	10/26/2011	2010/08007
Tajikistan	Granted	201071173	3/31/2016	22950
Turkmenistan	Granted	201071173	3/31/2016	22950
Vietnam	Pending	1-2010-02929

(775) Title: METHOD OF PREPARING AN INHIBITOR OF CYTOCHROME P450 MONOOXYGENASE, AND INTERMEDIATES INVOLVED

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201100311.00	4/1/2010	15801
Bolivia	Abandoned	11-114.749	4/1/2010
China	Granted	201080014307.70	4/1/2010	ZL201080014307.7
China	Published	201510160505.90	4/1/2010
Eurasian Patent Organization	Granted	201190179.00	4/1/2010	22739
Eurasian Patent Organization	Published	201590979.00	4/1/2010
Ecuador	Pending	SP-11-11391	4/1/2010
Indonesia	Granted	W00201103554	4/1/2010	IDP000041448
India	Pending	7323/DELNP/2011	4/1/2010
Pakistan	Pending	262/2010	3/31/2010
Thailand	Published	1101002473.00	4/1/2010
Vietnam	Pending	1-2011-02324	4/1/2010

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

South Africa	Granted	2011/07430	4/1/2010	2011/07430

(895) Title: METHODS AND INTERMEDIATES FOR PREPARING PHARMACEUTICAL AGENTS

Country	Status	Application No.	Filing Date	Patent No.
China	Abandoned	201380007712.X
India	Abandoned	6192/DELNP/2014

(899) Title: THERAPEUTIC COMPOUNDS

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
China (People's Republic)	Published	201380007670.X	2/1/2013
Eurasian Patent Organization	Published	201491287	2/1/2013
India	Pending	7100/DELNP/2014	2/1/2013

(EMU-108) Title: Antiviral Activity and Resolution of 2-Hydroxymethyl-5-(5-Fluorocytosin-1-yl)- 1,3-Oxathiolane

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Philippines	Granted	1-1992-43955	2/20/92	1-1992-43955	2/20/09
Philippines	Granted	55191	12/27/96	1-1996-55191	3/9/07
Philippines	Granted	55192	2/20/92	55192	12/19/08
Philippines	Granted	55193	2/20/92	55193	12/19/08
Philippines	Granted	55194	2/20/92	55194	12/19/08

(EMU-4000) Title: 1,3-Oxathiolane Nucleoside Analogues

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Botswana	Granted	BW/A/1998/00163	4/27/98	BW/P/2002/00042	5/22/03
Domincan Republic	Granted	1793970004607.00	7/10/97	370	7/10/17
Honduras	Granted	PICA97118	8/18/97	3775	4/25/00
Jamaica	Granted	697267	7/8/97	3615	5/25/05
Nicaragua	Granted	97.0096	12/5/97	1134RPI	5/17/99

(TRI1010) Non-Homogenous Systems for the Resolution of Enantiomeric Mixtures

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
China	Granted	99811893.1	8-Oct-99	ZL99811893.1	28-Nov-07

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(TRI1020) Method of Manufacture of 1,3-Oxathiolane Nucleosides

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
China	Granted	99809992.9	12-Aug-99	ZL99809992.9	10-Mar-04

For purposes of this Appendix 2, references to “PCT,“OAPI,” “EAPO” and “ARIPO” shall not be construed or interpreted to grant rights to Licensee in any country other than those countries expressly included within the licenses granted to Licensee in Sections 2.2 and 2.3 of this Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 3
Emtricitabine Patents

(EMU-108) Title: Antiviral Activity and Resolution of 2-Hydroxymethyl-5-(5-Fluorocytosin-1-yl)- 1,3-Oxathiolane

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Philippines	Granted	1-1992-43955	2/20/92	1-1992-43955	2/20/09
Philippines	Granted	55191	12/27/96	1-1996-55191	3/9/07
Philippines	Granted	55192	2/20/92	55192	12/19/08
Philippines	Granted	55193	2/20/92	55193	12/19/08
Philippines	Granted	55194	2/20/92	55194	12/19/08

(EMU-4000) Title: 1,3-Oxathiolane Nucleoside Analogues

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Botswana	Granted	BW/A/1998/00163	4/27/98	BW/P/2002/00042	5/22/03
Dominican Republic	Granted	1793970004607.00	7/10/97	370	7/10/17
Honduras	Granted	PICA97118	8/18/97	3775	4/25/00
Jamaica	Granted	697267	7/8/97	3615	5/25/05
Nicaragua	Granted	97.0096	12/5/97	1134RPI	5/17/99

(TRI1010) Non-Homogenous Systems for the Resolution of Enantiomeric Mixtures

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
China	Granted	99811893.1	8-Oct-99	ZL99811893.1	11/28/07

(TRI1020) Method of Manufacture of 1,3-Oxathiolane Nucleosides

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
China	Granted	99809992.9	12-Aug-99	ZL99809992.9	3/10/04

(270) Title: COMPOSITIONS AND METHODS FOR COMBINATION ANTIVIRAL THERAPY

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
Armenia	Granted	1/13/2004	200501134	15145	6/13/2011
China (People's Republic)	Published	1/13/2004	201510697340.90
China (People's Republic)	Granted	1/13/2004	201210094391.90	ZL201210094391.9	2/24/2016
China (People's Republic)	Granted	1/13/2004	200480002190.50	200480002190.50	6/6/2012
Eurasian Patent Organization	Published	1/13/2004	201100293

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Eurasian Patent Organization	Granted	1/13/2004	200501134	15145	6/13/2011
Kazakhstan	Granted	1/13/2004	200501134	15145	6/13/2011
Kazakhstan	Pending		200501134 (PTE Application)
Kyrgyz Republic	Granted	1/13/2004	200501134	15145	6/13/2011
Kyrgyz Republic	Granted		200501134 (PTE Application)	15145	5/31/2012
Moldova	Granted	1/13/2004	200501134	15145	6/13/2011
Tajikistan	Granted	1/13/2004	200501134	15145	6/13/2011
Turkmenistan	Granted	1/13/2004	200501134	15145	6/13/2011
Turkmenistan	Pending		200501134 (PTE Application)

(677) Title: A PHARMACEUTICAL COMPOSITION, A METHOD OF PREPARING THEREOF, AND A METHOD OF TREATING VIRAL DISEASES USING SAID COMPOSITION

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
Armenia	Granted	6/13/2006	200800033	17764	3/29/2013
China (People's Republic)	Granted	6/13/2006	200680026866.30	200680026866.30	3/27/2013
Eurasian Patent Organization	Published	6/13/2006	201201265
Eurasian Patent Organization	Granted	6/13/2006	200800033	17764	3/29/2013
India	Pending	6/13/2006	9661/DELNP/2007
Kazakhstan	Granted	6/13/2006	200800033	17764	3/29/2013
Kyrgyz Republic	Granted	6/13/2006	200800033	17764	3/29/2013
Moldova	Granted	6/13/2006	200800033	17764	3/29/2013
South Africa	Granted	6/13/2006	2008/00297	2008/00297	4/28/2010
Tajikistan	Granted	6/13/2006	200800033	17764	3/29/2013
Turkmenistan	Granted	6/13/2006	200800033	17764	3/29/2013

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 4
Countries in the COBI Territory

1. Afghanistan	40.	Georgia	79.	Papua NewGuinea
2. Angola	41.	Ghana	80.	Phillipines
3. Anguilla	42.	Grenada	81.	Rwanda
4. Antigua and Barbuda	43.	Guatemala	82.	Saint Kitts and Nevis
5. Armenia	44.	Guinea	83.	Saint Lucia
6. Aruba	45.	Guinea-Bissau	84.	Saint Vincent & the
7. Bahamas	46.	Guyana		Grenadines
8. Bangladesh	47.	Haiti	85.	Samoa
9. Barbados	48.	Honduras	86.	São Tomé and Príncipe
10. Belarus	49.	India	87.	Senegal
11. Belize	50.	Indonesia	88.	Seychelles
12. Benin	51.	Jamaica	89.	Sierra Leone
13. Bhutan	52.	Kazakhstan	90.	Solomon Islands
14. Bolivia	53.	Kenya	91.	Somalia
15. Botswana	54.	Kiribati	92.	South Africa
16. British Virgin Islands	55.	Kyrgyzstan	93.	South Sudan
17. Burkina Faso	56.	Lao, People's Dem. Rep.	94.	Sri Lanka
18. Burundi	57.	Lesotho	95.	Sudan
19. Cambodia	58.	Liberia	96.	Surinam
20. Cameroon	59.	Madagascar	97.	Swaziland
21. Cape Verde	60.	Malawi	98.	Syrian Arab Republic
22. Central African Republic	61.	Malaysia	99.	Tajikistan
23. Chad	62.	Maldives	100.	Tanzania, U. Rep. of
24. Comoros	63.	Mali	101.	Thailand
25. Congo, Rep	64.	Mauritania	102.	Timor-Leste
26. Congo, Dem. Rep. of the	65.	Mauritius	103.	Togo
27. Côte d'Ivoire	66.	Moldova, Rep. of	104.	Tonga
28. Cuba	67.	Mongolia	105.	Trinidad and Tobago
29. Djibouti	68.	Montserrat	106.	Turkmenistan
30. Dominica	69.	Mozambique	107.	Turks and Caicos
31. Dominican Republic	70.	Myanmar	108.	Tuvalu
32. Ecuador	71.	Namibia	109.	Uganda
33. El Salvador	72.	Nauru	110.	Ukraine
34. Equatorial Guinea	73.	Nepal	111.	Uzbekistan
35. Eritrea	74.	Nicaragua	112.	Vanuatu
36. Ethiopia	75.	Niger	113.	Vietnam
37. Fiji Islands	76.	Nigeria	114.	Yemen
38. Gabon	77.	Pakistan	115.	Zambia
39. Gambia	78.	Palau	116.	Zimbabwe

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 5
Countries in the EVG- Quad Territory

1. Afghanistan	38.	Ghana	75.	Rwanda
2. Angola	39.	Grenada	76.	Saint Kitts and Nevis
3. Anguilla	40.	Guatemala	77.	Saint Lucia
4. Antigua and Barbuda	41.	Guinea	78.	Saint Vincent & the
5. Armenia	42.	Guinea-Bissau		Grenadines
6. Bahamas	43.	Guyana	79.	Samoa
7. Bangladesh	44.	Haiti	80.	São Tomé and Príncipe
8. Barbados	45.	Honduras	81.	Senegal
9. Belize	46.	India	82.	Seychelles
10. Benin	47.	Indonesia	83.	Sierra Leone
11. Bhutan	48.	Jamaica	84.	Solomon Islands
12. Bolivia	49.	Kazakhstan	85.	Somalia
13. Botswana	50.	Kenya	86.	South Africa
14. British Virgin Islands	51.	Kiribati	87.	South Sudan
15. Burkina Faso	52.	Kyrgyzstan	88.	Sri Lanka
16. Burundi	53.	Lao People's Dem. Rep.	89.	Sudan
17. Cambodia	54.	Lesotho	90.	Suriname
18. Cameroon	55.	Liberia	91.	Swaziland
19. Cape Verde	56.	Madagascar	92.	Syrian Arab Republic
20. Central African Republic	57.	Malawi	93.	Tajikistan
21. Chad	58.	Maldives	94.	Tanzania, U. Rep. of
22. Comoros	59.	Mali	95.	Thailand
23. Congo, Rep	60.	Mauritania	96.	Timor-Leste
24. Congo, Dem. Rep. of the	61.	Mauritius	97.	Togo
25. Côte d'Ivoire	62.	Moldova, Rep. of	98.	Tonga
26. Cuba	63.	Mongolia	99.	Trinidad and Tobago
27. Djibouti	64.	Mozambique	100.	Turkmenistan
28. Dominica	65.	Myanmar	101.	Turks and Caicos
29. Ecuador	66.	Namibia	102.	Tuvalu
30. El Salvador	67.	Nauru	103.	Uganda
31. Equatorial Guinea	68.	Nepal	104.	Uzbekistan
32. Eritrea	69.	Nicaragua	105.	Vanuatu
33. Ethiopia	70.	Niger	106.	Vietnam
34. Fiji Islands, Rep. of the	71.	Nigeria	107.	Yemen
35. Gabon	72.	Pakistan	108.	Zambia
36. Gambia	73.	Palau	109.	Zimbabwe
37. Georgia	74.	Papua New Guinea

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 7
Countries in the BIC Territory

1. Afghanistan	39.	Gambia	79.	Papua NewGuinea
2. Angola	40.	Georgia	80.	Phillipines
3. Anguilla	41.	Ghana	81.	Rwanda
4. Antigua and Barbuda	42.	Grenada	82.	Saint Kitts and Nevis
5. Armenia	43.	Guatemala	83.	Saint Lucia
6. Aruba	44.	Guinea	84.	Saint Vincent & the
7. Bahamas	45.	Guinea-Bissau		Grenadines
8. Bangladesh	46.	Guyana	85.	Samoa
9. Barbados	47.	Haiti	86.	São Tomé and Príncipe
10. Belarus	48.	Honduras	87.	Senegal
11. Belize	49.	India	88.	Seychelles
12. Benin	50.	Indonesia	89.	Sierra Leone
13. Bhutan	51.	Jamaica	90.	Solomon Islands
14. Bolivia	52.	Kazakhstan	91.	Somalia
15. Botswana	53.	Kenya	92.	South Africa
16. British Virgin Islands	54.	Kiribati	93.	South Sudan
17. Burkina Faso	55.	Kyrgyzstan	94.	Sri Lanka
18. Burundi	56.	Lao, People's Dem. Rep.	95.	Sudan
19. Cambodia	57.	Lesotho	96.	Surinam
20. Cameroon	58.	Liberia	97.	Swaziland
21. Cape Verde	59.	Madagascar	98.	Syrian Arab Republic
22. Central African	60.	Malawi	99.	Tajikistan
Republic	61.	Malaysia	100.	Tanzania, U. Rep. of
23. Chad	62.	Maldives	101.	Thailand
24. Comoros	63.	Mali	102.	Timor-Leste
25. Congo, Rep	64.	Mauritania	103.	Togo
26. Congo, Dem. Rep. of	65.	Mauritius	104.	Tonga
the	66.	Moldova, Rep. of	105.	Trinidad and Tobago
27. Côte d'Ivoire	67.	Mongolia	106.	Turkmenistan
28. Cuba	68.	Montserrat	107.	Turks and Caicos
29. Djibouti	69.	Mozambique	108.	Tuvalu
30. Dominica	70.	Myanmar	109.	Uganda
31. Dominican Republic	71.	Namibia	110.	Ukraine
32. Ecuador	72.	Nauru	111.	Uzbekistan
33. El Salvador	73.	Nepal	112.	Vanuatu
34. Equatorial Guinea	74.	Nicaragua	113.	Vietnam
35. Eritrea	75.	Niger	114.	Yemen
36. Ethiopia	76.	Nigeria	115.	Zambia
37. Fiji Islands	77.	Pakistan	116.	Zimbabwe
38. Gabon	78.	Palau

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 8-A
Form BIC Sublicense Amendment to Form Sublicense Agreement attached hereto as Appendix 6-A

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 8-B
Form BIC Sublicense Amendment to Form Sublicense Agreement attached hereto as Appendix 6-B

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 8-C
Form BIC Sublicense Amendment to Form Sublicense Agreement attached hereto as Appendix 6-C

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 8-D
Form BIC Sublicense Amendment to Form Sublicense Agreement attached hereto as Appendix 6-D

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

[APPENDIX 8-A FOR EXISTING LICENSEES IN INDIA]
FIRST AMENDMENT
TO
[FIRST/SECOND/THIRD] AMENDED AND RESTATED LICENSE AGREEMENT

This FIRST AMENDMENT TO [FIRST/SECOND/THIRD] AMENDED AND RESTATED LICENSE
AGREEMENT (this “Amendment”) is made as of [Insert Date] (the “Amendment Effective Date”) by and among Gilead Sciences, Inc. a Delaware corporation having its principal place of business at 333 Lakeside Drive, Foster City, California 94404, USA (“Gilead”), the Medicines Patent Pool, a non-profit foundation registered under the laws of Switzerland, and having a principal place of business at Rue de Varembé 7, 1202 Geneva, Switzerland (“MPP”), and __________________ a company registered under the laws of India, and having a registered office at _________________, India (“Licensee”).

R E C I T A L S

WHEREAS, Gilead, MPP, and Licensee entered into that certain [First/Second/Third]][Amended and Restated] License Agreement effective as of ______________ (the “Agreement”), pursuant to which MPP granted Licensee certain licenses with respect to Gilead’s proprietary pharmaceutical agents tenofovir alafenamide, tenofovir disoproxil fumurate, elvitegravir, and cobicistat for treatment of HIV and HBV in developing world countries; and

WHEREAS, Gilead, MPP, and Licensee wish to amend the Agreement to add certain licenses with respect to Gilead’s proprietary pharmaceutical agent bictegravir for treatment of HIV in developing world countries, in accordance with the terms and conditions of this Amendment, all as more fully described below.

NOW, THEREFORE, Gilead, MPP, and Licensee agree as follows:

1.	Definitions.

a.	The definitions of the below terms are hereby deleted from Section 1 of the Agreement and replaced as follows:

“Active Pharmaceutical Ingredient” or “API” shall mean one or more of the following active pharmaceutical ingredients: tenofovir alafenamide (“TAF”), tenofovir disoproxil fumarate (“TDF”), elvitegravir (“EVG”), cobicistat (“COBI”), and bictegravir (“BIC”).

“Combination Products” shall mean COBI Combination Products, EVG Combination Products, TDF Combination Products, TAF Combination Products, BIC Combination Products, and Quad Products.

“Patents” shall mean (a) the patents and patent applications set forth in Appendix 2 hereto and (b) any other patents or patent applications (and resulting patents therefrom) that are in the Territory and owned or controlled by Gilead and its Affiliates during the term of this Agreement including to the extent falling within

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

clause (b) of this definition (i) those patents and patent applications exclusively licensed by Gilead from Japan Tobacco pursuant to the Japan Tobacco Agreement and (ii) those patents and patent applications claiming improvements or modifications to the manufacture of API, in the case of each patent and patent application referenced in clauses (a) and (b) solely to the extent necessary for Licensee to practice the licenses granted in Section 2 hereof.

“Product” shall mean COBI Product, EVG Product, TAF Product, TDF Product, COBI Combination Product, EVG Combination Product, TAF Combination Product, TDF Combination Product, BIC Product, BIC Combination Products, and the Quad Products.

“Territory” shall mean the TDF-TAF Territory, the COBI Territory, the EVG-Quad Territory, and the BIC Territory.

b.	The below terms are hereby added to Section 1 of the Agreement and are defined as follows:

“BIC Combination Product” shall mean a pharmaceutical product containing BIC in combination with any other active pharmaceutical ingredient other than TAF, TDF, EVG, or COBI (in each case subject to the restrictions set forth in Section 4 of this Amendment, including any co formulation, co-packaged product, bundled product, or other type of combination product.

“BIC Product” shall mean a formulated and finished pharmaceutical product containing BIC as its sole active pharmaceutical ingredient.

“BIC Territory” shall mean those countries listed on Appendix 7.

c.	All capitalized terms not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement.

2.	API License. Section 2.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“API License. Subject to the terms and conditions of this Agreement, MPP hereby grants to Licensee a royalty-free, non-exclusive, non-sublicensable (other than a sublicense to an Affiliate in accordance with Section 2.3 below), non-transferable license under the Licensed Technology to (i) make API in India solely for the purposes of exercising the licenses described in this Section 2.1; (ii) offer for sale and sell such API to Licensed Product Suppliers in India, China and South Africa for use solely for purposes set forth in the Licensed Product Suppliers’ direct or indirect license from Gilead as set forth in the definition of Licensed Product Suppliers; (iii) import Licensed API into India for purposes of exercising the license set forth in Section 2.2 or (iv) use API for Licensee’s own internal use in the applicable Territory. For clarity, the license granted in this Section 2.1 does not include, expressly or by implication, a license under any Gilead intellectual property right to manufacture, sell or distribute any active pharmaceutical ingredient owned or controlled by Gilead other than TAF, TDF, EVG, COBI, and BIC.”

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.	Product License. Section 2.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Product License. Subject to the terms and conditions of this Agreement, MPP hereby grants to Licensee a royalty-bearing, non-exclusive, non-sublicensable (other than a sublicense to an Affiliate in accordance with Section 2.3 below), non-transferable license under the Licensed Technology solely to make Product in India and sell, have sold, offer for sale, export from India and import (i) TAF Product, TAF Combination Product, TDF Product and TDF Combination Products in the Field in the TDF-TAF Territory, (ii) EVG Product, EVG Combination Products and the Quad Products in the Field in the EVG-Quad Territory, (iii) COBI Products and COBI Combination Products in the Field and in the COBI Territory, and
(ii)BIC Product and BIC Combination Products in the Field and in the BIC Territory; provided that in each case such Products shall be made only from Licensed API. For clarity,
(a) the licenses granted in this Section 2.2 do not include, expressly or by implication, a license under any Gilead intellectual property right to manufacture, sell or distribute any product containing active pharmaceutical ingredients owned or controlled by Gilead other than Products containing TAF, TDF, EVG, COBI, and BIC, and (b) notwithstanding the foregoing, the licenses granted under this Section 2.2 shall not extend to any active pharmaceutical ingredient included within a Product other than TAF, TDF, EVG, COBI, and BIC.

4.	Affiliates. Section 2.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Affiliates. Licensee may grant sublicenses under the licenses granted in Section 2.1 or Section 2.2 to its Affiliates located in India upon prior written notice to Gilead and MPP. Upon Gilead’s or MPP’s request, Licensee shall provide Gilead and/or MPP (as applicable) with the written copies of the applicable sublicense agreement with such Affiliate(s). Further upon Gilead’s or MPP’s request, Licensee shall name Gilead and/or MPP (as applicable) as a third party beneficiary in any such sublicense agreement, in which case Licensee shall consent and hereby does consent to Gilead’s and/or MPP’s (as applicable) enforcement of such sublicense agreement to the extent relating to the obligations that Licensee is required hereunder to impose on its Affiliates. Licensee shall ensure that any such Affiliate complies with all the terms of this Agreement as if they were a party to this Agreement, and Licensee will be liable for the activities of such Affiliates as if such activities were performed by Licensee.”

5.	Product Sales.

a.	Section 2.5(b) of the Agreement is hereby amended to delete the first paragraph of such Section which is hereby replaced with the following:

“Subject to Sections 10.3(c) and 10.3(d) of the Agreement, Licensee agrees that it will not sell, offer for sale, or assist third parties (including Affiliates) in selling Product except for the sale and offer for sale of (A) TAF Product, TAF Combination, TDF Product and TDF Combination Product for use in the Field in and in the countries of the TDF-TAF Territory, (B) COBI Product and COBI Combination Product for use in the Field and in the countries of the COBI Territory, (C) EVG

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Product, EVG Combination Product and Quad Product for use in the Field and in the countries of the EVG-Quad Territory, and (D) BIC Product and BIC Combination Product for use in the Field and in the countries of the BIC Territory.”

b.	Section 2.5(b)(ii) is hereby deleted in its entirety and replaced with the following:

“Licensee agrees that it will not administer BIC to humans, or sell Products containing BIC until Gilead has obtained marketing approval for a Product containing BIC from the FDA.”

6.
Limitations on Product Combinations. Licensee will be allowed to manufacture and sell BIC in combination with other active pharmaceutical ingredients in the BIC Territory, provided in each case (A) Licensee has the legal right to manufacture and sell such other active pharmaceutical ingredients in the applicable country in the BIC Territory, and (B) such manufacture and sale is in accordance with the licenses granted herein.

7.	Gilead Distributors. Section 2.5(d)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Licensee may elect to sell finished Product in the Territory to any Gilead Distributor, provided, however, that (A) Licensee may only sell and offer for sale TAF Product, TAF Combination Product, TDF Product and TDF Combination Product to Gilead Distributors to sell in the TDF-TAF Territory, and may not sell or offer for sale TAF Product, TAF Combination Product, TDF Product or TDF Combination Product outside the TDF-TAF Territory, and may not import TAF Product or TAF Combination Product into any country outside the TDF-TAF Territory, (B) Licensee may only sell and offer for sale COBI Product and COBI Combination Product to Gilead Distributors to sell in the COBI Territory, and may not sell or offer for sale COBI Product or COBI Combination Product outside the COBI Territory, and may not import COBI Product or COBI Combination Product into any country outside the COBI Territory, (C) Licensee may only sell and offer for sale EVG Product, EVG Combination Product and Quad Product to Gilead Distributors to sell in the EVG-Quad Territory, and may not sell or offer for sale EVG Product, EVG Combination Product or Quad Product outside the EVG-Quad Territory, and may not import EVG Product, EVG Combination Product or Quad Product into any country outside the EVG-Quad Territory, (D) Licensee may only sell and offer for sale BIC Product and BIC Combination Product to Gilead Distributors to sell in the BIC Territory, and may not sell or offer for sale BIC Product or BIC Combination Product outside the BIC Territory, and may not import BIC Product or BIC Combination Product into any country outside the BIC Territory, and (E) Licensee shall only sell to such Gilead Distributor those Products that are bioequivalent to the branded products Gilead has granted such Gilead Distributor the right to sell in such country of the applicable Territory. Licensee shall only allow such Gilead Distributor to sell such Product in the countries within the country of the applicable Territory for which such Gilead Distributor has the right to sell branded Gilead product. For example, Licensee shall not sell to a Gilead Distributor (X) a Product containing TDF, emtricitabine (FTC) and efavirenz in a particular country in the TDF-TAF Territory, unless Gilead has granted such distributor the right to sell a branded product containing TDF, FTC and efavirenz in such country in the TDF-TAF Territory, or (Y) a Product containing both TDF and 3TC or both TAF and 3TC.”

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

8.	Third Party Reseller Agreements. Section 2.5(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Gilead/MPP Approval of Third Party Reseller Agreements. Licensee shall not enter into any agreements with Third Party Resellers on terms inconsistent with this Agreement without obtaining Gilead’s prior written approval. If Licensee enters into an agreement with any Third Party Reseller, then Licensee shall notify Gilead and MPP in writing, and shall certify that its arrangement with such Third Party Reseller is consistent with the terms and conditions of this Agreement. Upon Gilead’s or MPP’s request, Licensee shall provide Gilead and/or MPP (as applicable) with written copies of all agreements executed between Licensee and Third Party Resellers. Further upon Gilead’s or MPP’s request, Licensee shall name Gilead and/or MPP (as applicable) as a third party beneficiary in any such agreements, in which case Licensee shall consent and hereby does consent to Gilead’s and/or MPP’s (as applicable) enforcement of such agreements to the extent relating to the obligations that Licensee is required hereunder to impose upon Third Party Resellers. Gilead and/or MPP shall have the right to review all such agreements to verify consistency with the terms and conditions of this Agreement. In the event that any inconsistency is found which had not been specifically discussed and agreed with Gilead, then Gilead and/or MPP shall have the right to require Licensee to terminate such agreement. To the extent any such agreements relate to EVG, EVG Product, EVG Combination Product, or Quad Product, Gilead shall also have the right to share such agreements with Japan Tobacco.”

9.	Termination of Third Party Agreement by Gilead. Section 2.5(g) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Termination of Third Party Agreements by Gilead. Gilead may terminate the right of Licensee to sell Product to any Third Party Reseller pursuant to this Section Error! Reference source not found., if Gilead believes in good faith that the Third Party Reseller is not acting in a way that is consistent with Licensee’s covenants under this Agreement, or if Licensee does not terminate Licensee’s agreement with such Third Party Reseller under the circumstances described in Section 2.5(e) or Section 2.5(f).”

10.	No Other Licenses. Section 2.6(d)(ii) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Except as expressly set forth in this Agreement, MPP does not grant any license under any of Gilead’s intellectual property rights (including, without limitation, patents or rights to any proprietary compounds or drug substances other than API) to Licensee.”

11.	Sourcing of API from API Suppliers. The last sentence of Section 3.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“In the event that any inconsistency is found which had not been specifically discussed and agreed with Gilead, each of Gilead and MPP shall have the right to require Licensee to terminate such agreement with such Gilead Supplier or Licensed API Supplier, and upon notice from Gilead and/or MPP to such effect, Licensee shall immediately terminate such agreement.”

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

12.
Royalty. As consideration for the licenses granted in Section 2 of the Agreement, as amended by Sections 2 and 3 of this Amendment, Licensee shall pay Gilead the following royalties on Net Sales of BIC Product and BIC Combination Product in the Territory for the duration of the Royalty Term:

a.	5% of BIC Product Net Sales in the BIC Territory.

b.
5% of the portion of BIC Combination Product Net Sales attributable to the BIC component of such BIC Combination Product in the BIC Territory, as determined in accordance with Section 4.2 of the Agreement.

c.
To the extent any TAF Combination Product, TDF Combination Product, EVG Combination Product, and/or COBI Combination Product contains BIC, then in addition to royalties due from Licensee to Gilead for each other royalty bearing API in such Combination Product as set forth in Section 4.1(c), (f) and (h) of the Agreement, respectively, Licensee will pay Gilead 5% of the portion of such Combination Products Net Sales attributable to the BIC component of such Combination Product in the Territory applicable to such Combination Product, as determined in accordance with Section 4.2 of the Agreement.

13.
Quarterly Reports. In each Quarterly Report, Licensee shall provide Gilead with the following information (in addition to the information described in Section 4.3 of the Agreement): (i) any Drug Controller General of India export permits obtained by the Licensee for Product, including the quantity of Product exported, the final destination of the Product and the recipient of the Product; and (ii) any Central Drugs Standard Control Organization (CDSCO) No Objection Certificates (NOC) obtained by third parties for Product for which Licensee provided assistance, including the quantity of Product exported, the final destination of the Product and the recipient of the Product.

14.
Cooperation. If any party becomes aware of a suspected occurrence of any prohibited activity described in Section 7.2(a)(i)-(viii), such party will notify the other parties promptly, and following such notification, the parties will confer. Gilead (except in the case of Patents relating to EVG, EVG Product, EVG Combination Product or TAF Quad that are subject to the Japan Tobacco Agreement and controlled by Japan Tobacco) will have the right, but not the obligation, to bring an infringement or other action at its own expense, in its own name, and entirely under its own direction and control. Licensee will reasonably assist Gilead (or, where applicable, Japan Tobacco) in such actions or proceedings if so requested, and will lend its name to such actions or proceedings if required by law in order for Gilead (or Japan Tobacco) to bring such an action, which obligations shall survive the expiration or termination of the Agreement.

15.
Technology Transfer. Promptly following the later of the Amendment Effective Date and Gilead’s receipt of marketing approval from the FDA for a Product containing BIC, Gilead shall make available a one-time technology transfer of know-how owned or controlled by Gilead relating to the manufacture of BIC and such FDA-approved Product containing BIC, as applicable, to the extent, and in the manner specified in Appendix 3 attached hereto. Except as expressly provided in this Section 7, Gilead shall have no further obligation to transfer any other know-how under this Amendment.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

16.	Manufacturing Requirements Minimum Standards. Section 6.2(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Minimum Standards.

(i)Licensee agrees that it shall manufacture API and Product in a manner consistent with (i) the applicable Indian manufacturing standards; (ii) either World Health Organization (“WHO”) pre-qualification standards, standards of the European Medicines Agency (“EMA”), or United States Food and Drug Administration (“FDA”) tentative approval standards (“Minimum Quality Standards”); and (iii) on a country-by-country basis, any applicable national, regional or local standards as may be required by the specific country where Product is sold.

(ii)As required by MPP, in the event that any of COBI, EVG, TAF or BIC are included in the WHO Consolidated Guidelines on the use of antiretroviral drugs for treating and preventing HIV infection (“WHO Guidelines”) or in the expression of interest for WHO pre- qualification for active pharmaceutical ingredients, Licensee shall apply for WHO pre- qualification or submit such included API’s Drug Master File (or equivalent) to the FDA no later than by the second anniversary of any such inclusion.

(iii)As required by MPP, in the event that any TAF Product or TAF Combination Product, BIC Product or BIC Combination Product, COBI Product or COBI Combination Product, EVG Product or EVG Combination Product, or the TDF Quad are included in WHO Guidelines or in the expression of interest for WHO pre-qualification of medicines, Licensee shall apply for WHO pre-qualification or FDA conditional approval for each such Product so included no later than by the third anniversary of any such inclusion.”

17.	Remedy for Failure. Section 6.2(c) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Remedy for Failure. If Licensee fails at any time to meet the Minimum Quality Standards with respect to the manufacture of API or Product, Gilead and/or MPP may elect, in their sole discretion and notwithstanding Section 10.2 or 10.3 hereof, to suspend the effectiveness of the licenses granted hereunder until such time as Gilead and/or MPP have determined that Licensee has corrected any such failure to Gilead’s and/or MPP's reasonable satisfaction. During any such suspension, Gilead and/or MPP and Licensee shall coordinate with each other to provide for the supply of API or Product, as appropriate, to ensure that end-user patient requirements are not disrupted as a result of such suspension.”

18.
Dose Requirements. All BIC Product and BIC Combination Products manufactured, used or sold by Licensee shall consist of dose concentrations of BIC that have been approved by the FDA. In the case of Products containing BIC, Licensee may manufacture or sell BIC Product, or BIC Combination Product consisting of an Alternate Dosage if such Alternate Dosage has been approved for use in the Field by the appropriate regulatory authority having jurisdiction over such Product.

19.
Pediatric Formulations. Licensee will have the right to develop a BIC Product or BIC Combination Product as either a liquid or dispersible tablet formulation for use in pediatric patients less than 12 years of age (such formulation shall be a Pediatric Formulation). If

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Licensee is granted regulatory approval to market such Pediatric Formulation, then Licensee will use reasonable efforts to make such Pediatric Formulation available throughout the BIC Territory (for purposes of Section 6.2(e) of the Agreement, the BIC Territory shall be Licensee’s Applicable Territory with respect to such Pediatric Formulation).

20.
Regulatory Filings and Inspections. To the extent Regulatory Reports relate to EVG, EVG Product, EVG Combination Product, or Quad Product, Gilead will have the right to share such Regulatory Reports with Japan Tobacco, which right shall survive the expiration or termination of the Agreement.

21.	Safety Reporting. The following language is hereby added to the Agreement as Section 6.6:

“Safety Reporting.

a.	Licensee is responsible for all single and periodic reporting to all applicable regulatory authorities for the Products manufactured by or on behalf of Licensee under the Agreement.

b.
Licensee is responsible for all pharmacovigilance activities with respect to such Products, including but not limited to all associated signal detection, risk management and product labelling requirements.

c.
In the event Licensee receives an individual case safety report associated with any Gilead proprietary product, Licensee agrees to forward such reports to Gilead at E-Mail: SafetyFC@gilead.com    Fax: +1-650-522-5477.

d.
Licensee will forward details of any confirmed safety signals or emerging safety issues relating to Products manufactured by or on behalf of Licensee under this Agreement and any supporting documentation to the risk management contact at Gilead: Neda.Shokrai@gilead.com.”

22.	Diversion of Product and Technology. Section 7.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Diversion of Product and Technology.

(a)
Licensee covenants and agrees that Licensee and its Affiliates shall not, and shall require its Distributors and Third party Resellers not to: (i) divert or allow the diversion of API outside of India, China or South Africa, or to third parties that do not constitute Licensed Product Suppliers, (ii) divert or allow the diversion of TDF Product, TDF Combination Product, TAF Product or TAF Combination Product outside the TDF-TAF Territory, (iii) divert or allow the diversion of COBI Product or COBI Combination Product outside the COBI Territory, (iv) divert or allow the diversion of EVG Product, EVG Combination Product or Quad Product outside the EVG-Quad Territory, (v) divert or allow the diversion of BIC Product or BIC Combination Product outside the BIC Territory, (vi) divert or allow the diversion of Licensed Technology to any third party, except as expressly permitted under this Agreement, (vii) take any action that Gilead determines in good faith to be in furtherance of the activities described in clauses (i) - (vi), or (viii) assist or support,

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

directly or indirectly, any third party in the conduct of the activities described in clauses (i) - (vii). The parties agree that it shall not be a breach of Section 3.1 or this Section 7.2 for Licensee or its Affiliate to file marketing approval applications for any Product in a country outside of the Territory as required by applicable regulatory authorities in such country for the commercialization of such Product in such country, or for Licensee or its Affiliate to provide developmental quantities of API or Product in support of its own marketing approval applications or a third party’s application for marketing approval, in each case, as required by applicable regulatory authorities in such country, it being understood that this provision shall not be construed as expressly or implicitly granting Licensee any right or license under any Gilead intellectual property rights beyond the licenses granted in Section 2 of this Agreement or otherwise providing any authorization by Gilead to do so, and does not constitute a waiver of any rights of Gilead under law that it may have to contest the filing or granting of such marketing approval applications.”

(b)
Damages. In the event (i) any Product is diverted (x) by Licensee or its Affiliate sublicensees, or (y) by another party with the assistance of the Licensee or its Affiliate sublicensees, in each case to any country outside the Territory in any manner described in Section 7.2(a), and (ii) a patent covering such Product has been granted in such country or in the country(ies) outside the Territory in which such Product is manufactured (collectively the circumstance described by clause (i) and (ii), a “Diversion Event”), then in addition to any other remedies Gilead may be entitled to at law or in equity, Gilead shall be entitled to injunctive relief and to receive lost profits associated with the Diversion Event, which such lost profits will be determined by taking into consideration the following factors: (1) the quantity of Product that is the subject of such Diversion Event; (2) the average profit Gilead receives from its sale of such Product in the country(ies) outside the Territory into which such Product was sold or otherwise transferred; and (3) any erosion in Gilead’s market share in such country(ies) outside the Territory as a result of such Diversion Event. This Section 7.2(b) shall survive the expiration or termination of the Agreement with respect to Products sold prior to such expiration or termination.”

23.	General Law Compliance. Section 7.3(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“General Law Compliance. Licensee covenants and agrees that it shall perform all activities under this Agreement in accordance with all applicable laws, rules, and regulations, including, without limitation, with respect to privacy, data protection, recalls, safety and reporting requirements and shall obtain, have and maintain all necessary regulatory approvals (including in India), marketing authorizations, permits and licenses, at Licensee’s expense for the manufacture and sale of API and/or Product and any other Licensee activities contemplated hereby.”

24.	FCPA and UK Bribery Act. Section 7.3(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

“FCPA and UK Bribery Act. Licensee covenants and agrees that neither the Licensee, nor any of its affiliates, nor any of their respective directors, officers, employees or agents (all of the foregoing, including affiliates collectively, “Licensee Representatives”) has taken any

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended (such act, including the rules and regulations thereunder, the “FCPA”), the U.K. Bribery Act of 2010 (“Bribery Act”), or any other applicable anti-bribery or anticorruption laws, rules or regulations (collectively with the FCPA and the Bribery Act, the “Anticorruption Laws”). Licensee covenants and agrees that Licensee and Licensee Representatives have conducted and will conduct their businesses in compliance with the Anticorruption Laws. Licensee covenants and agrees that it shall provide to Gilead on the Amendment Effective Date and within thirty (30) days after the beginning of each calendar year thereafter, certification in writing by Licensee of Licensee’s compliance with the Anticorruption Laws.”

25.	Gilead Right to Terminate. Section 10.3(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(b) Gilead and/or MPP shall have the right to terminate this Agreement, the covenant contained in Section 7.5 and/or one or both of the licenses granted pursuant to Section 2.1 or Section 2.2 (whether or not such event constitutes a right of termination pursuant to Section 10.2), if:

(i)Gilead determines in good faith that (A) a material quantity of API made or sold by Licensee has been diverted outside of South Africa, China or India, or to third parties that are not Licensed Product Suppliers, (B) a material quantity of Product made and/or sold by Licensee has been diverted to countries outside the Territory (other than with respect to such diversions occurring solely as a result of the circumstances expressly contemplated in Sections 7.3(c), 10.3(c) and 10.3(d) below), or (C) any of the prohibited activies described in Section 7.2(a)(i)-(viii) has occurred;

(ii)Gilead and/or MPP determines in good faith that, due to material deficiencies in Licensee’s compliance, or repeated failure to comply, with the Minimum Quality Standards, Licensee is unable to reliably and consistently manufacture API or Product in accordance with the Minimum Quality Standards;

(iii)Gilead determines in good faith that Licensee has obtained material quantities of API from sources outside of India, South Africa or China (subject to the provisions set forth in Sections 7.3(c) and 10.3(c)), or in ways that are inconsistent with the terms and conditions of Section 3; or

(iv)Gilead’s rights to EVG terminate due to the termination of the Japan Tobacco Agreement, provided, however, that in such event, such termination would only apply on a Product-by-Product basis and only with respect to Products containing EVG that are subject to the sublicense granted by Gilead under the Japan Tobacco Agreement.

Gilead shall give Licensee and MPP written notice of any such event and provide Licensee with a period of thirty (30) days after such notice to demonstrate that the conditions giving rise to Gilead’s determination no longer exist to Gilead’s reasonable satisfaction. If Licensee is unable to do so, this Agreement shall be terminated effective upon the thirtieth (30th) day following such notice. In the event that MPP independently exercises its right to terminate this Agreement pursuant to Sections 10.2 or 10.3, MPP shall provide notice to Gilead of such intent to terminate.”

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

26.
Licensee Right to Terminate License on an API Basis. For the avoidance of doubt any termination by Licensee of its license to BIC pursuant to Section 10.5 of the Agreement shall in turn terminate Licensee’s rights and licenses under all Patents that claim BIC (alone or in combination with any other compounds) to manufacture, sell, use, export or import any Product that contains BIC.

27.
Appendices. Appendices 1, 2, 3, 4, 5, and 6 of the Agreement are hereby deleted and replaced with new Appendices 1, 2, 3, 4, 5, and 6 attached to this Amendment, respectively. Appendix 7 attached to this Amendment is hereby added to the Agreement as Appendix 7.

28.
Miscellaneous. This Amendment embodies the entire understanding of the Parties with respect to the subject matter hereof and supersedes all previous communications, representations or understandings, and agreements, whether oral or written, between the Parties relating to the subject matter hereof. Except as expressly amended by this Amendment, the terms and conditions of the Agreement will remain in full force and effect. This Amendment shall be effective as of the Amendment Effective Date, and may not be modified except by written agreement between the Parties. This Amendment will be governed by and construed under the laws of England, without regard to its choice of law principles, and any dispute that arises hereunder shall be resolved by binding arbitration as set forth in Section 12.7 of the Agreement.

[signatures appear on following page]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

GILEAD:

Gilead Sciences, Inc.

By_________________________________
Name:
Title:

LICENSEE:

[Licensee]

By_________________________________
Name:
Title:

MPP:

Medicines Patent Pool

By_________________________________
Name:
Title:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 1
Countries in the TDF-TAF Territory

1. Afghanistan	40.	Georgia	79.	Papua NewGuinea
2. Angola	41.	Ghana	80.	Phillipines
3. Anguilla	42.	Grenada	81.	Rwanda
4. Antigua and Barbuda	43.	Guatemala	82.	Saint Kitts and Nevis
5. Armenia	44.	Guinea	83.	Saint Lucia
6. Aruba	45.	Guinea-Bissau	84.	Saint Vincent & the
7. Bahamas	46.	Guyana		Grenadines
8. Bangladesh	47.	Haiti	85.	Samoa
9. Barbados	48.	Honduras	86.	São Tomé and Príncipe
10. Belarus	49.	India	87.	Senegal
11. Belize	50.	Indonesia	88.	Seychelles
12. Benin	51.	Jamaica	89.	Sierra Leone
13. Bhutan	52.	Kazakhstan	90.	Solomon Islands
14. Bolivia	53.	Kenya	91.	Somalia
15. Botswana	54.	Kiribati	92.	South Africa
16. British Virgin Islands	55.	Kyrgyzstan	93.	South Sudan
17. Burkina Faso	56.	Lao, People's Dem. Rep.	94.	Sri Lanka
18. Burundi	57.	Lesotho	95.	Sudan
19. Cambodia	58.	Liberia	96.	Surinam
20. Cameroon	59.	Madagascar	97.	Swaziland
21. Cape Verde	60.	Malawi	98.	Syrian Arab Republic
22. Central African Republic	61.	Malaysia	99.	Tajikistan
23. Chad	62.	Maldives	100.	Tanzania, U. Rep. of
24. Comoros	63.	Mali	101.	Thailand
25. Congo, Rep	64.	Mauritania	102.	Timor-Leste
26. Congo, Dem. Rep. of the	65.	Mauritius	103.	Togo
27. Côte d'Ivoire	66.	Moldova, Rep. of	104.	Tonga
28. Cuba	67.	Mongolia	105.	Trinidad and Tobago
29. Djibouti	68.	Montserrat	106.	Turkmenistan
30. Dominica	69.	Mozambique	107.	Turks and Caicos
31. Dominican Republic	70.	Myanmar	108.	Tuvalu
32. Ecuador	71.	Namibia	109.	Uganda
33. El Salvador	72.	Nauru	110.	Ukraine
34. Equatorial Guinea	73.	Nepal	111.	Uzbekistan
35. Eritrea	74.	Nicaragua	112.	Vanuatu
36. Ethiopia	75.	Niger	113.	Vietnam
37. Fiji Islands	76.	Nigeria	114.	Yemen
38. Gabon	77.	Pakistan	115.	Zambia
39. Gambia	78.	Palau	116.	Zimbabwe

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 2
Patents

TDF Patents

(221) Title: NUCLEOTIDE ANALOGS

Country	Status	Filing Date	Application No.Patent No.Issue Date
India	Pending	7/25/1997	2076/DEL/1997

(230) Title: NUCLEOTIDE ANALOG COMPOSITION AND SYNTHESIS METHOD

SubCase	Status	Filing Date	Application No.Patent No.Issue Date
India	Pending	7/24/1998	896/DEL/2002
India	Pending	7/24/1998	963/DEL/2002
India	Pending	7/24/1998	1362/DEL/2004
India	Granted	7/24/1998	2174/DEL/1998	190780	3/15/2004
Indonesia	Granted	7/23/1998	W-991548	7658	4/11/2002

(270) Title: COMPOSITIONS AND METHODS FOR COMBINATION ANTIVIRAL THERAPY

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
Armenia	Granted	1/13/2004	200501134	15145	6/13/2011
Eurasian Patent Organization	Published	1/13/2004	201100293
Eurasian Patent Organization	Granted	1/13/2004	200501134	15145	6/13/2011
Kazakhstan	Granted	1/13/2004	200501134	15145	6/13/2011
Kazakhstan	Pending		200501134 (PTE Application)
Kyrgyz Republic	Granted	1/13/2004	200501134	15145	6/13/2011
Kyrgyz Republic	Granted		200501134 (PTE Application)	15145	5/31/2012
Moldova	Granted	1/13/2004	200501134	15145	6/13/2011
Tajikistan	Granted	1/13/2004	200501134	15145	6/13/2011
Turkmenistan	Granted	1/13/2004	200501134	15145	6/13/2011
Turkmenistan	Pending		200501134 (PTE Application)

(677) Title: A PHARMACEUTICAL COMPOSITION, A METHOD OF PREPARING THEREOF, AND A METHOD OF TREATING VIRAL DISEASES USING SAID COMPOSITION

CountryStatusFilingApplication No.Patent No.Issue DateDate

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Armenia	Granted	6/13/2006	200800033	17764	3/29/2013
Eurasian Patent Organization	Published	6/13/2006	201201265
Eurasian Patent Organization	Granted	6/13/2006	200800033	17764	3/29/2013
India	Pending	6/13/2006	9661/DELNP/2007
Kazakhstan	Granted	6/13/2006	200800033	17764	3/29/2013
Kyrgyz Republic	Granted	6/13/2006	200800033	17764	3/29/2013
Moldova	Granted	6/13/2006	200800033	17764	3/29/2013
South Africa	Granted	6/13/2006	2008/00297	2008/00297	4/28/2010
Tajikistan	Granted	6/13/2006	200800033	17764	3/29/2013
Turkmenistan	Granted	6/13/2006	200800033	17764	3/29/2013

TAF Patents

(249) Title: PRODRUGS OF PHOSPHONATE NUCLEOTIDE ANALOGUES AND METHODS FOR SELECTING AND MAKING SAME

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property Organization (OAPI)	Granted	1200300003	7/20/2001	12393	12/29/2003
African Regional Industrial Property Organization	Granted	2003/002724	7/20/2001	AP 1466	9/22/2005
Anguilla	Granted	AI/A/2015/00173	7/20/2001	AI/A/2015/00173	11/2/2015
Congo, Democratic Republic of	Granted	NP/002/EXT/2016	7/20/2001	2016/4386	11/11/2016
Ethiopia	Granted	ET/PI/15/184	7/20/2001	135	5/25/2016
Eurasian Patent Organization	Granted	200300188	7/20/2001	4926	10/28/2004
Falkland Islands (Malvinas)	Granted		7/20/2001	15365	8/25/2015
Fiji	Published	1214	7/20/2001
Grenada	Granted	7 of 2015	7/20/2001	7 of 2015	10/6/2015
Guyana	Published	1641	7/20/2001
Haiti	Pending		7/20/2001
India	Granted	9/MUMNP/2003	7/20/2001	208435	7/27/2007
India	Granted	00529/MUMNP/2006	7/20/2001	241597	7/14/2010
Indonesia	Granted	W-00200602129	7/20/2001	IDP0022897	2/20/2009
Indonesia	Granted	W-00200804005	7/20/2001	IDP000040148	2/15/2016
Indonesia	Granted	W00200300261	7/20/2001	IDP0022911	2/20/2009
Jamaica	Pending	18/1/5695	7/20/2001
Kiribati	Granted	14/15	7/20/2001	14/15	10/7/2015

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Montserrat	Granted	1961695.2	7/20/2001	1301519	9/23/2015
Nepal	Pending	669	7/20/2001
Seychelles	Granted	1301519	7/20/2001	1301519	5/25/2016
Sierra Leone	Pending	EP1301519	7/20/2001
Solomon Islands	Granted	J37/371	7/20/2001	J37/371	3/3/2016
South Africa	Granted	2002/10271	7/20/2001	2002/10271	12/31/2003
Turks and Caicos Islands	Pending	10213	7/20/2001
Tuvalu	Granted		2/25/2015	TVP1301519	1/6/2016
Vietnam	Granted	1-2002-01193	7/20/2001	8475	5/24/2010
Virgin Islands (British)	Granted	414/5/2015	7/20/2001	414/5/2015	12/1/2015

(872) Title: TENOFOVIR ALAFENAMIDE HEMIFUMARATE

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property Organization (OAPI)	Granted	1201400057	8/15/2012	17070	6/29/2015
African Regional Industrial Property Organization	Granted	AP/P/2014/007437	8/15/2012	3639	3/31/2016
Bahamas	Granted	2441	8/15/2012	2441	6/19/2014
Bolivia	Pending	SP-0277-2012	8/15/2012
Ecuador	Pending	SP-14-13206-PCT	8/15/2012
El Salvador	Pending	E-4659-2014	8/15/2012
Eurasian Patent Organization	Published	201490208	8/15/2012
India	Pending	1012/DELNP/2014	8/15/2012
Indonesia	Published	P00201400805	8/15/2012
Moldova	Pending	A20140011	8/15/2012
Pakistan	Pending	539/2012	8/15/2012
Philippines	Granted	1-2014-500349	8/15/2012	1-2014- 500349	2/29/2016
South Africa	Allowed	2014/00582	8/15/2012
Thailand	Pending	1401000784	8/15/2012
Vietnam	Pending	1-2014-00440	8/15/2012

(877) Title: METHODS FOR PREPARING ANTI-VIRAL NUCLEOTIDE ANALOGS

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Bahamas	Granted	2455	10/3/2012	2455	6/24/2014
Bolivia	Granted	SP-0352-2012	10/3/2012	6385-B	11/26/2014
Ecuador	Published	IEPI-2014-74	10/3/2012

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

El Salvador	Published	E-4696/2014	10/3/2012
Eurasian Patent Organization	Allowed	201490753	10/3/2012
India	Published	2953/DELNP/2014	10/3/2012
Pakistan	Pending	671/2012	10/3/2012

EVG Patents

(JF-0136) Title: COMPOUND AND METHOD OF USE

Country	Status	Application No.	Filing DatePatent No.
Bolivia	Pending	SP-230265	11/18/2003
India	Granted	01316/CHENP/2004	11/20/2003	245833	2/3/2011
Indonesia	Granted	WO00200401542	11/20/2003	P0023507	6/1/2009
Nigeria	Granted	424/2003	11/19/2003	RP.15779	10/20/2004
Philippines	Granted	1-2004-500895	11/20/2003	1-2004-500895	8/20/2008
South Africa	Granted	2004/4537	11/20/2003	2004/4537	8/31/2005
Thailand	Pending	301004379	11/20/2003
Vietnam	Granted	1-2004-00605	11/20/2003	1-0011884	10/7/2013

(JF-0179) Title: CRYSTALLINE FORM

Country	Status	Application No.	Filing DatePatent No.
Bolivia	Pending	SP-250121	5/19/2005
India	Pending	357/CHENP/2010	5/19/2005
Philippines	Granted	1-2006-502297	5/19/2005	1-2006-502297	11/19/2010
South Africa	Granted	2006/10647	5/19/2005	2006/10647	6/25/2008
Thailand	Pending	100718	5/19/2005

(JF-0193) Title: MANUFACTURING PROCESS: ROUTE D AND F

Country	Status	Application No.:	Filing Date	Patent No.	Issue Date
India	Granted	5344/CHENP/2008	3/6/2007	258895	2/13/2014
India	Pending	532/CHENP/2014	3/6/2007

(JF-0192) Title: MANUFACTURING PROCESS: ROUTE C AND E

Country	Status	Application No.	Filing Date	Patent No:	Issue Date
African Regional Industrial Property Organization	Granted	AP/P/2008/004621	3/6/2007	2914	5/5/2014
Eurasian Patent Organization	Granted	200870321	3/6/2007	17861	3/29/2013

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Indonesia	Pending	W00200802860	3/6/2007	IDP0032077	10/22/2012
India	Granted	5341/CHENP/2008	3/6/2007	258747	2/4/2014
India	Pending	613/CHENP/2014	3/6/2007
African Intellectual Property Organization (OAPI)	Granted	1200800317	3/6/2007	14280	3/31/2009
Vietnam	Granted	1-2008-02431	3/6/2007	14450	8/17/2015
South Africa	Granted	2008/07547	3/6/2007	2008/07547	11/25/2009

(718) Title: METHODS OF IMPROVING THE PHARMACOKINETICS OF HIV INTEGRASE INHIBITORS

Country	Status	Application No.	Filing Date	Patent No.
Armenia	Granted	200801619	12/29/2006	18544	8/30/2013
African Regional Industrial Property Organization	Granted	AP/P/2008/004522	12/29/2006	AP2702	7/31/2013
Eurasian Patent Organization	Granted	200801619	12/29/2006	18544	8/30/2013
Eurasian Patent Organization	Published	201201496	12/29/2006
Indonesia	Pending	W00201102461	12/29/2006
Indonesia	Published	W00 2008 02128	12/29/2006
India	Pending	6748/DELNP/2015	12/29/2006
India	Pending	5576/DELNP/2008	12/29/2006
Kyrgyz Republic	Granted	200801619	12/29/2006	18544	8/30/2013
Moldova	Granted	200801619	12/29/2006	18544	8/30/2013
African Intellectual Property Organization (OAPI)	Granted	1200800239	12/29/2006	14320	6/30/2009
Tajikistan	Granted	200801619	12/29/2006	18544	8/30/2013
Turkmenistan	Granted	200801619	12/29/2006	18544	8/30/2013
Vietnam	Pending	1-2008-01921	12/29/2006
South Africa	Granted	2008/06222	12/29/2006	2008/06222	3/25/2009

(720) Title: PROCESS AND INTERMEDIATES FOR PREPARING INTEGRASE INHIBITORS

Country	Status	Application No.	Filing Date	Patent Number	Issue Date
Armenia	Granted	200900441	9/11/2007	22099	11/30/2015
African Regional Industrial Property Organization	Granted	AP/P/2009/004831	9/11/2007	AP3004	10/16/2014
Eurasian Patent Organization	Granted	200900441	9/11/2007	22099	11/30/2015
Indonesia	Published	W00200900634	9/11/2007
Kyrgyz Republic	Granted	200900441	9/11/2007	22099	11/30/2015
Kazakhstan	Granted	200900441	9/11/2007	22099	11/30/2015

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Moldova	Granted	200900441	9/11/2007	22099	11/30/2015
African Intellectual Property Organization (OAPI)	Granted	1200900070	9/11/2007	14458	9/30/2009
Thailand	Published	701004583	9/11/2007
Tajikistan	Granted	200900441	9/11/2007	22099	11/30/2015
Turkmenistan	Granted	200900441	9/11/2007	22099	11/30/2015
Vietnam	Granted	1-2009-00636	9/11/2007	11932	10/22/2013
Vietnam	Granted	1-2012-01354	9/11/2007	14698	10/20/2015
South Africa	Granted	2009/01576	9/11/2007	2009/01576	2/24/2010

(746) Title: PROCESS AND INTERMEDIATES FOR PREPARING INTEGRASE INHIBITORS

Country	Status	Application No	Filing Date	Patent Number	Issue Date
African Regional Industrial Property Organization	Granted	AP/P/2010/005187	9/11/2008	AP 2785	10/31/2013
Eurasian Patent Organization	Granted	201070256	9/11/2008	19431	3/31/2014
Ecuador	Inactive	SP-10-10081	9/11/2008
Indonesia	Published	W00201000759	9/11/2008
India	Pending	1615/DELNP/2010	9/11/2008
African Intellectual Property Organization (OAPI)	Granted	1201000093	9/11/2008	15058
Thailand	Published	801004676	9/11/2008
Vietnam	Granted	1-2010-00483	9/11/2008	10866	11/20/2012
South Africa	Granted	2010/02066	9/11/2008	2010/02066	12/29/2010

(903) Title: PROCESS AND INTERMEDIATES FOR PREPARING INTEGRASE INHIBITORS

Country	Status	Application No.	Filing DatePatent No.
Eurasian Patent Organization	Allowed	201590018	8/1/2013
India	Pending	1688/DELNP/2015	8/1/2013

COBI Patents

(692) Title: MODULATORS OF PHARMACOKINETIC PROPERTIES OF THERAPEUTICS

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1200800450	9/30/2009	14409
African Regional Industrial Property Organization	Granted	AP/P/2008/004720	9/30/2014	AP2985

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Anguilla	Granted	AI/A/2015/00172	11/2/2015	AI/A/2015/00172
Armenia	Granted	200900155	11/28/2014	20489
Congo, Democratic Republic of	Pending	NP/004/EXT/2016
Ethiopia	Granted	ET/PI/15/185	5/25/2016	134
Eurasian Patent Organization	Allowed	201270738
Eurasian Patent Organization	Granted	200900155	11/28/2014	20489
Fiji	Published	1217
Guyana	Published	1642
Haiti	Pending
India	Pending	10487/DELNP/2008
Indonesia	Granted	W00200900061	8/12/2016	IDP00042227
Jamaica	Pending	18/1/5696
Kazakhstan	Granted	200900155	11/28/2014	20489
Kiribati	Granted	13/15	10/7/2015	13/15
Kyrgyz Republic	Granted	200900155	11/28/2014	20489
Moldova	Granted	200900155	11/28/2014	20489
Montserrat	Granted		9/23/2015	3 of 2015
Nauru	Pending
Nepal	Pending	894
Seychelles	Granted	2049506	5/25/2016	2049506
Sierra Leone	Pending	EP2049506
Solomon Islands	Granted	J37/370	2/10/2016	J37/370
South Africa	Pending	2008/10399
Tajikistan	Granted	200900155	11/28/2014	20489
Thailand	Published	701003404
Turkmenistan	Granted	200900155	11/28/2014	20489
Turks and Caicos Islands	Pending	10214
Tuvalu	Granted		11/7/2015	TVP2049506
Vanuatu	Unfiled
Vietnam	Pending	1-2009-00240
Vietnam	Pending	1-2012-02702
Virgin Islands (British)	Granted	415/6/2015	12/1/2015	415/6/2015

(719) Title: MODULATORS OF PHARMACOKINETIC PROPERTIES OF THERAPEUTICS

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1200900273	6/30/2010	14749
African Regional Industrial Property Organization	Granted	AP/P/2009/004964	9/16/2014	AP2986
African Regional Industrial Property	Granted	AP/P/2013/007042	11/30/2016	AP3915

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Organization
Armenia	Granted	200901155	7/30/2014	19893
Eurasian Patent Organization	Granted	200901155	7/30/2014	19893
Fiji	Granted
Indonesia	Granted	W00200902299	3/18/2015	IDP000038076
Kazakhstan	Granted	200901155	7/30/2014	19893
Kyrgyz Republic	Granted	200901155	7/30/2014	19893
Moldova	Granted	200901155	7/30/2014	19893
South Africa	Pending	2009/05882
South Africa	Unfiled
Tajikistan	Granted	200901155	7/30/2014	19893
Thailand	Pending	801000867
Turkmenistan	Granted	200901155	7/30/2014	19893
Vietnam	Pending	1-2009-01990
Vietnam	Pending	1-2012-02696

(757) Title: THE USE OF SOLID CARRIER PARTICLES TO IMPROVE THE PROCESSABILITY OF A PHARMACEUTICAL AGENT

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201000364	9/28/2012	15589
African Regional Industrial Property Organization	Granted	AP/P/2010/005429	1/30/2015	3209
Armenia	Granted	201071173	3/31/2016	22950
Belarus	Granted	201071173	3/31/2016	22950
Ecuador	Pending	SP-10-10636
Eurasian Patent Organization	Published	201591353
Eurasian Patent Organization	Granted	201071173	3/31/2016	22950
India	Pending	7565/DELNP/2010
Indonesia	Published	W00201004105
Kazakhstan	Granted	201071173	3/31/2016	22950
Kyrgyz Republic	Granted	201071173	3/31/2016	22950
Moldova	Granted	201071173	3/31/2016	22950
South Africa	Granted	2010/08007	10/26/2011	2010/08007
Tajikistan	Granted	201071173	3/31/2016	22950
Turkmenistan	Granted	201071173	3/31/2016	22950
Vietnam	Pending	1-2010-02929

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(775) Title: METHOD OF PREPARING AN INHIBITOR OF CYTOCHROME P450 MONOOXYGENASE, AND INTERMEDIATES INVOLVED

Country	Status	Application No.FilingPatent No. Date
African Regional Industrial Property Organization	Granted	AP/P/2011/005864
African Intellectual Property Organization (OAPI)	Granted	1201100311.00	4/1/2010	15801
Bolivia	Published	SP-0082-2010	4/1/2010
Eurasian Patent Organization	Granted	201190179.00	4/1/2010	22739
Eurasian Patent Organization	Published	201590979.00	4/1/2010
Ecuador	Pending	SP-11-11391	4/1/2010
Indonesia	Granted	W00201103554	4/1/2010	IDP000041448
India	Pending	7323/DELNP/2011	4/1/2010
Pakistan	Pending	262/2010	3/31/2010
Thailand	Published	1101002473.00	4/1/2010
Vietnam	Pending	1-2011-02324	4/1/2010
South Africa	Granted	2011/07430	4/1/2010	2011/07430

(783) Title: TABLETS FOR COMBINATION THERAPY

Country	Status	Application No.FilingPatent No. Date
African Intellectual Property Organization (OAPI)	Pending	1201100281
African Regional Industrial Property Organization	Granted	AP/P/2011/05857	5/6/2015	AP3250
Armenia	Granted	201190125	5/29/2015	21313
Azerbaijan	Granted	201190125	5/29/2015	21313
Bolivia	Pending	SP-00292010
Ecuador	Pending	SP-11-11307
Eurasian Patent Organization	Published	201491658
Eurasian Patent Organization	Granted	201190125	5/29/2015	21313
India	Pending	5823/DELNP/2011
Indonesia	Granted	W00201103098	3/30/2016	IDP000040606
Kazakhstan	Granted	201190125	5/29/2015	21313
Kyrgyz Republic	Granted	201190125	5/29/2015	21313
Moldova	Granted	201190125	5/29/2015	21313
Pakistan	Allowed	94/2010
Singapore	Published	2014007744
South Africa	Granted	2011/06154	5/28/2014	2011/06154
Tajikistan	Granted	201190125	5/29/2015	21313

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Thailand	Published	1101001423
Turkmenistan	Granted	201190125	5/29/2015	21313
Vietnam	Pending	1-2011-02035

(895) Title: METHODS AND INTERMEDIATES FOR PREPARING PHARMACEUTICAL AGENTS

Country	Status	Application No.Filing DatePatent No.
India	Abandoned	6192/DELNP/2014

BIC Patents

(1007) TITLE: POLYCYCLIC-CARBAMOYLPYRIDONE COMPOUNDS AND THEIR PHARMACEUTICAL USE

Country	Status	Application No.	FilingPatent No.Issue DateDate
African Intellectual Property Organization (OAPI)	Pending	1201500240	12/19/2013
African Regional Industrial Property Organization	Pending	AP/P/2015/008510	12/19/2013
Anguilla	Pending	AI/A/2016/00180	12/19/2013
Bahamas	Pending	2551	12/19/2013
Bolivia	Published	SP-00412-2013	12/20/2013
Congo, Democratic Republic of	Pending		12/19/2013
Ecuador	Published	IEPI-2015-31224	12/19/2013
El Salvador	Published	E-5002-2015	12/19/2013
Ethiopia	Pending	ET/PI/16/204	12/19/2013
Eurasian Patent Organization	Published	201591027	12/19/2013
Fiji	Published	1229	12/19/2013
Grenada	Granted		12/19/2013		7/19/2016
Guyana	Pending	1656	12/19/2013
Haiti	Pending		12/19/2013
India	Pending	5535/DELNP/2015	12/19/2013
Indonesia	Allowed	P00201503852	12/19/2013
Indonesia	Pending	P00201607128	12/19/2013
Jamaica	Pending	18/1/5740	12/19/2013
Kiribati	Granted		12/19/2013		9/20/2016
Moldova	Pending	a20150064	12/19/2013
Montserrat	Granted		12/19/2013	4 OF 2016	5/27/2016

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Nepal	Pending	4	12/19/2013
Pakistan	Pending	908/2013	12/20/2013
Philippines	Published	1-2015-501445	12/19/2013
Philippines	Pending	1-2016-500389	12/19/2013
Seychelles	Pending	2822954	12/19/2013
Sierra Leone	Pending		12/19/2013
Solomon Islands	Granted		12/19/2013	J37/379	8/5/2016
South Africa	Pending	2015/04914	12/19/2013
South Africa	Pending	2015/07997	12/19/2013
South Korea	Pending	10-2015-7019194	12/19/2013
Thailand	Pending	1501003563	12/19/2013
Turks and Caicos Islands	Granted	10226	12/19/2013	10226	9/7/2016
Tuvalu	Granted	TVP2822954	12/19/2013	TVP2822954	8/15/2016
Vietnam	Granted	1-2015-02321	12/19/2013	15503	5/16/2016
Vietnam	Pending	1-2015-04199	12/19/2013
Virgin Islands (British)	Granted	EP2822954	12/19/2013	427/5/2016	9/21/2016

(1091) Title: SODIUM (2R,5S,13AR)-7,9-DIOXO-10-((2,4,6- TRIFLUOROBENZYL)CARBAMOYL)-2,3,4,5,7,9,13,13A-OCTAHYDRO-2,5- METHANOPYRIDO[1',2':4,5]PYRAZINO[2,1-B]OXAZEPIN-8-OLATE

Country	Status	Application No.	FilingPatentIssue Date DateNo.
African Regional Industrial Property Organization	Pending	AP/P/2016/009591	6/19/2015
African Intellectual Property Organization (OAPI)	Pending	1201600454	6/19/2015
Bolivia	Published	SP 126-2015	6/19/2015
Bahamas	Allowed	2701	6/18/2015
Cuba	Pending	2016-0187	6/19/2015
Dominican Republic	Published	P2016-0327	6/19/2015
Eurasian Patent Organization	Pending	201692414	6/19/2015
Ecuador	Published	IEPI-2016-95566	6/19/2015
El Salvador	Pending	2016005339	6/19/2015
Guatemala	Pending	A2016-000262	6/19/2015
Indonesia	Unfiled
India	Pending	201617042937.00	6/19/2015
Nigeria	Pending	NG/PT/C/2016/2106	6/19/2015
Philippines	Pending
Pakistan	Pending	382/2015	6/18/2015
Thailand	Pending
Trinidad and Tobago	Pending	TT/A/2016/00132	6/19/2015

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Vietnam	Pending
South Africa	Pending	2016/08744	6/19/2015

(1147) Title: THERAPEUTIC COMPOSITIONS FOR TREATMENT OF HUMAN IMMUNODEFICIENCY VIRUS

Country	Status	Application No.	Filing DatePatent No.Issue Date
Bangladesh	Pending	272/2016	11/2/2016
Bolivia	Pending	SP-0260-2016	11/9/2016
Bahamas	Pending		11/8/2016
Pakistan	Pending	696/2016	11/9/2016
Patent Cooperation Treaty	Entered NP	US2016/060989	11/8/2016

(1062) Title: SYNTHESIS OF POLYCYCLIC-CARBAMOYLPYRIDONE COMPOUNDS

Country	Status	Application No.	FilingPatentIssue DateNo.Date
Bahamas	Allowed	2702	6/18/2015
Eurasian Patent Organization	Pending	201692412	6/16/2015
India	Pending	201717000457.00	6/16/2015
Patent Cooperation Treaty	Entered NP	US2015/036017	6/16/2015

TDF-Quad Patents

(221) Title:NUCLEOTIDE ANALOGS

Country	Status	Filing Date	Application No.Patent No.Issue Date
India	Pending	7/25/1997	2076/DEL/1997

(230) Title: NUCLEOTIDE ANALOG COMPOSITION AND SYNTHESIS METHOD

Country	Status	Filing Date	Application No.Patent No.Issue Date
India	Pending	7/24/1998	896/DEL/2002
India	Pending	7/24/1998	963/DEL/2002
India	Pending	7/24/1998	1362/DEL/2004
India	Granted	7/24/1998	2174/DEL/1998	190780	3/15/2004
Indonesia	Granted	7/23/1998	W-991548	7658	4/11/2002

(692) Title: DIAMINOALKANE COMPOUNDS (VARIANTS) AND A METHOD OF PREPARING THEREOF (VARIANTS), A PHARMACEUTICAL COMPOSITION AND A THERAPEUTIC

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AGENT FOR INHIBITING CYTOCHROME-P450-MONOOXYGENASE, METHODS FOR TREATING AN HIV INFECTION AND VIRAL HEPATITS C, A METHOD OF MOD

Country	Status	Application No.	Filing Date	Patent No.Issue Date
African Intellectual Property Organization (OAPI)	Granted	1200800450	9/30/2009	14409
African Regional Industrial Property Organization	Granted	AP/P/2008/004720	9/30/2014	AP2985
Anguilla	Granted	AI/A/2015/00172	11/2/2015	AI/A/2015/00172
Armenia	Granted	200900155	11/28/2014	20489
Congo, Democratic Republic of	Pending	NP/004/EXT/2016
Ethiopia	Granted	ET/PI/15/185	5/25/2016	134
Eurasian Patent Organization	Allowed	201270738
Eurasian Patent Organization	Granted	200900155	11/28/2014	20489
Fiji	Published	1217
Guyana	Published	1642
Haiti	Pending
India	Pending	10487/DELNP/2008
Indonesia	Granted	W00200900061	8/12/2016	IDP00042227
Jamaica	Pending	18/1/5696
Kazakhstan	Unfiled
Kazakhstan	Granted	200900155	11/28/2014	20489
Kiribati	Granted	13/15	10/7/2015	13/15
Kyrgyz Republic	Granted	200900155	11/28/2014	20489
Moldova	Granted	200900155	11/28/2014	20489
Montserrat	Granted		9/23/2015	3 of 2015
Nauru	Pending
Nepal	Pending	894
Seychelles	Granted	2049506	5/25/2016	2049506
Sierra Leone	Pending	EP2049506
Solomon Islands	Granted	J37/370	2/10/2016	J37/370
South Africa	Pending	2008/10399
Tajikistan	Granted	200900155	11/28/2014	20489
Thailand	Published	701003404
Turkmenistan	Granted	200900155	11/28/2014	20489
Turks and Caicos Islands	Pending	10214
Tuvalu	Granted		11/7/2015	TVP2049506
Vietnam	Pending	1-2009-00240

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Vietnam	Pending	1-2012-02702
Virgin Islands (British)	Granted	415/6/2015	12/1/2015	415/6/2015

(719) Title: MODULATORS OF PHARMACOKINETIC PROPERTIES OF THERAPEUTICS

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1200900273	6/30/2010	14749
African Regional Industrial Property Organization	Granted	AP/P/2009/004964	9/16/2014	AP2986
African Regional Industrial Property Organization	Granted	AP/P/2013/007042	11/30/2016	AP3915
Armenia	Granted	200901155	7/30/2014	19893
Eurasian Patent Organization	Granted	200901155	7/30/2014	19893
Fiji	Granted
Indonesia	Granted	W00200902299	3/18/2015	IDP000038076
Kazakhstan	Granted	200901155	7/30/2014	19893
Kyrgyz Republic	Granted	200901155	7/30/2014	19893
Moldova	Granted	200901155	7/30/2014	19893
South Africa	Pending	2009/05882
South Africa	Unfiled
Tajikistan	Granted	200901155	7/30/2014	19893
Thailand	Pending	801000867
Turkmenistan	Granted	200901155	7/30/2014	19893
Vietnam	Pending	1-2009-01990
Vietnam	Pending	1-2012-02696

(757) Title: THE USE OF SOLID CARRIER PARTICLES TO IMPROVE THE PROCESSABILITY OF A PHARMACEUTICAL AGENT

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201000364	9/28/2012	15589
African Regional Industrial Property Organization	Granted	AP/P/2010/005429	1/30/2015	3209
Armenia	Granted	201071173	3/31/2016	22950
Belarus	Granted	201071173	3/31/2016	22950
Ecuador	Pending	SP-10-10636
Eurasian Patent Organization	Published	201591353
Eurasian Patent Organization	Granted	201071173	3/31/2016	22950
India	Pending	7565/DELNP/2010

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Indonesia	Published	W00201004105
Kazakhstan	Granted	201071173	3/31/2016	22950
Kyrgyz Republic	Granted	201071173	3/31/2016	22950
Moldova	Granted	201071173	3/31/2016	22950
South Africa	Granted	2010/08007	10/26/2011	2010/08007
Tajikistan	Granted	201071173	3/31/2016	22950
Turkmenistan	Granted	201071173	3/31/2016	22950
Vietnam	Pending	1-2010-02929

(775) Title: METHOD OF PREPARING AN INHIBITOR OF CYTOCHROME P450 MONOOXYGENASE, AND INTERMEDIATES INVOLVED

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201100311.00	4/1/2010	15801
Bolivia	Abandoned	11-114.749	4/1/2010
Eurasian Patent Organization	Granted	201190179.00	4/1/2010	22739
Eurasian Patent Organization	Published	201590979.00	4/1/2010
Ecuador	Pending	SP-11-11391	4/1/2010
Indonesia	Granted	W00201103554	4/1/2010	IDP000041448
India	Pending	7323/DELNP/2011	4/1/2010
Pakistan	Pending	262/2010	3/31/2010
Thailand	Published	1101002473.00	4/1/2010
Vietnam	Pending	1-2011-02324	4/1/2010
South Africa	Granted	2011/07430	4/1/2010	2011/07430

(895) Title: METHODS AND INTERMEDIATES FOR PREPARING PHARMACEUTICAL AGENTS

Country	Status	Application No.Filing DatePatent No.
India	Abandoned	6192/DELNP/2014

(EMU-108) Title: Antiviral Activity and Resolution of 2-Hydroxymethyl-5-(5-Fluorocytosin-1-yl)- 1,3-Oxathiolane

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Philippines	Granted	1-1992-43955	2/20/92	1-1992-43955	2/20/09
Philippines	Granted	55191	12/27/96	1-1996-55191	3/9/07
Philippines	Granted	55192	2/20/92	55192	12/19/08
Philippines	Granted	55193	2/20/92	55193	12/19/08
Philippines	Granted	55194	2/20/92	55194	12/19/08

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(EMU-4000) Title: 1,3-Oxathiolane Nucleoside Analogues

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Botswana	Granted	BW/A/1998/00163	4/27/98	BW/P/2002/00042	5/22/03
Domincan Republic	Granted	1793970004607.00	7/10/97	370	7/10/17
Honduras	Granted	PICA97118	8/18/97	3775	4/25/00
Jamaica	Granted	697267	7/8/97	3615	5/25/05
Nicaragua	Granted	97.0096	12/5/97	1134RPI	5/17/99

(783) Title: TABLETS FOR COMBINATION THERAPY

Country	Status	Application No.FilingPatent No. Date
African Intellectual Property Organization (OAPI)	Pending	1201100281
African Regional Industrial Property Organization	Granted	AP/P/2011/05857	5/6/2015	AP3250
Armenia	Granted	201190125	5/29/2015	21313
Azerbaijan	Granted	201190125	5/29/2015	21313
Bolivia	Pending	SP-00292010
Ecuador	Pending	SP-11-11307
Eurasian Patent Organization	Published	201491658
Eurasian Patent Organization	Granted	201190125	5/29/2015	21313
India	Pending	5823/DELNP/2011
Indonesia	Granted	W00201103098	3/30/2016	IDP000040606
Kazakhstan	Granted	201190125	5/29/2015	21313
Kyrgyz Republic	Granted	201190125	5/29/2015	21313
Moldova	Granted	201190125	5/29/2015	21313
Pakistan	Allowed	94/2010
Singapore	Published	2014007744
South Africa	Granted	2011/06154	5/28/2014	2011/06154
Tajikistan	Granted	201190125	5/29/2015	21313
Thailand	Published	1101001423
Turkmenistan	Granted	201190125	5/29/2015	21313
Vietnam	Pending	1-2011-02035

TAF-Quad Patents

(249) Title: PRODRUGS OF PHOSPHONATE NUCLEOTIDE ANALOGUES AND METHODS FOR SELECTING AND MAKING SAME

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property Organization (OAPI)	Granted	1200300003	7/20/2001	12393	12/29/2003
African Regional Industrial Property Organization	Granted	2003/002724	7/20/2001	AP 1466	9/22/2005
Anguilla	Granted	AI/A/2015/00173	7/20/2001	AI/A/2015/00173	11/2/2015
Congo, Democratic Republic of	Granted	NP/002/EXT/2016	7/20/2001	2016/4386	11/11/2016
Ethiopia	Granted	ET/PI/15/184	7/20/2001	135	5/25/2016
Eurasian Patent Organization	Granted	200300188	7/20/2001	4926	10/28/2004
Falkland Islands (Malvinas)	Granted		7/20/2001	15365	8/25/2015
Fiji	Published	1214	7/20/2001
Grenada	Granted	7 of 2015	7/20/2001	7 of 2015	10/6/2015
Guyana	Published	1641	7/20/2001
Haiti	Pending		7/20/2001
India	Granted	9/MUMNP/2003	7/20/2001	208435	7/27/2007
India	Granted	00529/MUMNP/2006	7/20/2001	241597	7/14/2010
Indonesia	Granted	W-00200602129	7/20/2001	IDP0022897	2/20/2009
Indonesia	Granted	W-00200804005	7/20/2001	IDP000040148	2/15/2016
Indonesia	Granted	W00200300261	7/20/2001	IDP0022911	2/20/2009
Jamaica	Pending	18/1/5695	7/20/2001
Kiribati	Granted	14/15	7/20/2001	14/15	10/7/2015
Montserrat	Granted	1961695.2	7/20/2001	1301519	9/23/2015
Nepal	Pending	669	7/20/2001
Seychelles	Granted	1301519	7/20/2001	1301519	5/25/2016
Sierra Leone	Pending	EP1301519	7/20/2001
Solomon Islands	Granted	J37/371	7/20/2001	J37/371	3/3/2016
South Africa	Granted	2002/10271	7/20/2001	2002/10271	12/31/2003
Turks and Caicos Islands	Pending	10213	7/20/2001
Tuvalu	Granted		2/25/2015	TVP1301519	1/6/2016
Vietnam	Granted	1-2002-01193	7/20/2001	8475	5/24/2010
Virgin Islands (British)	Granted	414/5/2015	7/20/2001	414/5/2015	12/1/2015

(872) Title: TENOFOVIR ALAFENAMIDE HEMIFUMARATE

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property	Granted	1201400057	8/15/2012	17070	6/29/2015

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Organization (OAPI)
African Regional Industrial Property Organization	Granted	AP/P/2014/007437	8/15/2012	3639	3/31/2016
Bahamas	Granted	2441	8/15/2012	2441	6/19/2014
Bolivia	Pending	SP-0277-2012	8/15/2012
Ecuador	Pending	SP-14-13206-PCT	8/15/2012
El Salvador	Pending	E-4659-2014	8/15/2012
Eurasian Patent Organization	Published	201490208	8/15/2012
India	Pending	1012/DELNP/2014	8/15/2012
Indonesia	Published	P00201400805	8/15/2012
Moldova	Pending	A20140011	8/15/2012
Pakistan	Pending	539/2012	8/15/2012
Philippines	Granted	1-2014-500349	8/15/2012	1-2014- 500349	2/29/2016
South Africa	Allowed	2014/00582	8/15/2012
Thailand	Pending	1401000784	8/15/2012
Vietnam	Pending	1-2014-00440	8/15/2012
(877) Title: METHODS FOR PREPARING ANTI-VIRAL NUCLEOTIDE ANALOGS

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Bahamas	Granted	2455	10/3/2012	2455	6/24/2014
Bolivia	Granted	SP-0352-2012	10/3/2012	6385-B	11/26/2014
Ecuador	Published	IEPI-2014-74	10/3/2012
El Salvador	Published	E-4696/2014	10/3/2012
Eurasian Patent Organization	Allowed	201490753	10/3/2012
India	Published	2953/DELNP/2014	10/3/2012
Pakistan	Pending	671/2012	10/3/2012

(692) Title: DIAMINOALKANE COMPOUNDS (VARIANTS) AND A METHOD OF PREPARING THEREOF (VARIANTS), A PHARMACEUTICAL COMPOSITION AND A THERAPEUTIC AGENT FOR INHIBITING CYTOCHROME-P450-MONOOXYGENASE, METHODS FOR TREATING AN HIV INFECTION AND VIRAL HEPATITS C, A METHOD OF MOD

Country	Status	Application No.	Filing Date	Patent No.Issue Date
African Intellectual Property Organization (OAPI)	Granted	1200800450	9/30/2009	14409
African Regional Industrial Property Organization	Granted	AP/P/2008/004720	9/30/2014	AP2985

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Anguilla	Granted	AI/A/2015/00172	11/2/2015	AI/A/2015/00172
Armenia	Granted	200900155	11/28/2014	20489
Congo, Democratic Republic of	Pending	NP/004/EXT/2016
Ethiopia	Granted	ET/PI/15/185	5/25/2016	134
Eurasian Patent Organization	Allowed	201270738
Eurasian Patent Organization	Granted	200900155	11/28/2014	20489
Fiji	Published	1217
Guyana	Published	1642
Haiti	Pending
India	Pending	10487/DELNP/2008
Indonesia	Granted	W00200900061	8/12/2016	IDP00042227
Jamaica	Pending	18/1/5696
Kazakhstan	Unfiled
Kazakhstan	Granted	200900155	11/28/2014	20489
Kiribati	Granted	13/15	10/7/2015	13/15
Kyrgyz Republic	Granted	200900155	11/28/2014	20489
Moldova	Granted	200900155	11/28/2014	20489
Montserrat	Granted		9/23/2015	3 of 2015
Nauru	Pending
Nepal	Pending	894
Seychelles	Granted	2049506	5/25/2016	2049506
Sierra Leone	Pending	EP2049506
Solomon Islands	Granted	J37/370	2/10/2016	J37/370
South Africa	Pending	2008/10399
Tajikistan	Granted	200900155	11/28/2014	20489
Thailand	Published	701003404
Turkmenistan	Granted	200900155	11/28/2014	20489
Turks and Caicos Islands	Pending	10214
Tuvalu	Granted		11/7/2015	TVP2049506
Vietnam	Pending	1-2009-00240
Vietnam	Pending	1-2012-02702
Virgin Islands (British)	Granted	415/6/2015	12/1/2015	415/6/2015

(719) Title: MODULATORS OF PHARMACOKINETIC PROPERTIES OF THERAPEUTICS

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property	Granted	1200900273	6/30/2010	14749

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Organization (OAPI)
African Regional Industrial Property Organization	Granted	AP/P/2009/004964	9/16/2014	AP2986
African Regional Industrial Property Organization	Granted	AP/P/2013/007042	11/30/2016	AP3915
Armenia	Granted	200901155	7/30/2014	19893
Eurasian Patent Organization	Granted	200901155	7/30/2014	19893
Fiji	Granted
Indonesia	Granted	W00200902299	3/18/2015	IDP000038076
Kazakhstan	Granted	200901155	7/30/2014	19893
Kyrgyz Republic	Granted	200901155	7/30/2014	19893
Moldova	Granted	200901155	7/30/2014	19893
South Africa	Pending	2009/05882
South Africa	Unfiled
Tajikistan	Granted	200901155	7/30/2014	19893
Thailand	Pending	801000867
Turkmenistan	Granted	200901155	7/30/2014	19893
Vietnam	Pending	1-2009-01990
Vietnam	Pending	1-2012-02696

(757) Title: THE USE OF SOLID CARRIER PARTICLES TO IMPROVE THE PROCESSABILITY OF A PHARMACEUTICAL AGENT

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201000364	9/28/2012	15589
African Regional Industrial Property Organization	Granted	AP/P/2010/005429	1/30/2015	3209
Armenia	Granted	201071173	3/31/2016	22950
Belarus	Granted	201071173	3/31/2016	22950
Ecuador	Pending	SP-10-10636
Eurasian Patent Organization	Published	201591353
Eurasian Patent Organization	Granted	201071173	3/31/2016	22950
India	Pending	7565/DELNP/2010
Indonesia	Published	W00201004105
Kazakhstan	Granted	201071173	3/31/2016	22950
Kyrgyz Republic	Granted	201071173	3/31/2016	22950
Moldova	Granted	201071173	3/31/2016	22950
South Africa	Granted	2010/08007	10/26/2011	2010/08007
Tajikistan	Granted	201071173	3/31/2016	22950
Turkmenistan	Granted	201071173	3/31/2016	22950

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

VietnamPending1-2010-02929

(775) Title: METHOD OF PREPARING AN INHIBITOR OF CYTOCHROME P450 MONOOXYGENASE, AND INTERMEDIATES INVOLVED

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201100311.00	4/1/2010	15801
Bolivia	Abandoned	11-114.749	4/1/2010
Eurasian Patent Organization	Granted	201190179.00	4/1/2010	22739
Eurasian Patent Organization	Published	201590979.00	4/1/2010
Ecuador	Pending	SP-11-11391	4/1/2010
Indonesia	Granted	W00201103554	4/1/2010	IDP000041448
India	Pending	7323/DELNP/2011	4/1/2010
Pakistan	Pending	262/2010	3/31/2010
Thailand	Published	1101002473.00	4/1/2010
Vietnam	Pending	1-2011-02324	4/1/2010
South Africa	Granted	2011/07430	4/1/2010	2011/07430

(895) Title: METHODS AND INTERMEDIATES FOR PREPARING PHARMACEUTICAL AGENTS

Country	Status	Application No.Filing DatePatent No.
India	Abandoned	6192/DELNP/2014

(899) Title: THERAPEUTIC COMPOUNDS

Country	Status	Application No.	FilingPatentIssue Date DateNo.
Eurasian Patent Organization	Published	201491287	2/1/2013
India	Pending	7100/DELNP/2014	2/1/2013

(EMU-108) Title: Antiviral Activity and Resolution of 2-Hydroxymethyl-5-(5-Fluorocytosin-1-yl)- 1,3-Oxathiolane

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Philippines	Granted	1-1992-43955	2/20/92	1-1992-43955	2/20/09
Philippines	Granted	55191	12/27/96	1-1996-55191	3/9/07
Philippines	Granted	55192	2/20/92	55192	12/19/08
Philippines	Granted	55193	2/20/92	55193	12/19/08

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

PhilippinesGranted551942/20/925519412/19/08

(EMU-4000) Title: 1,3-Oxathiolane Nucleoside Analogues

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Botswana	Granted	BW/A/1998/00163	4/27/98	BW/P/2002/00042	5/22/03
Domincan Republic	Granted	1793970004607.00	7/10/97	370	7/10/17
Honduras	Granted	PICA97118	8/18/97	3775	4/25/00
Jamaica	Granted	697267	7/8/97	3615	5/25/05
Nicaragua	Granted	97.0096	12/5/97	1134RPI	5/17/99

For purposes of this Appendix 2, references to “PCT,“ “OAPI,” “EAPO” and “ARIPO” shall not be construed or interpreted to grant rights to Licensee in any country other than those countries expressly included within the licenses granted to Licensee in Sections 2.1 and 2.2 of this Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 3
Terms for Technology Transfer

Gilead will make available to Licensee the following information in accordance with Section 5.4 to fully enable Licensee to manufacture FTC, TAF, TDF, EVG, COBI, TDF Product, TAF Product, EVG Product, COBI Product and Quad Product at commercial-scale quantities and in compliance with Gilead’s required quality specifications (but only to the extent not previously provided to Licensee under the Original License Agreement or other separate written agreement with Gilead and/or MPP):

1.	Manufacturing process descriptions, specifications and methods;

2.	Stability data;

3.	Analytical method validation; and

4.	Discussion of impurities.

Gilead will make available to Licensee the following information in accordance with Section 7 of the First Amendment to this Agreement, to fully enable Licensee to manufacture BIC and such FDA-approved Product containing BIC at commercial-scale quantities and in compliance with Gilead’s required quality specifications:

1.	Manufacturing process descriptions, specifications and methods;

2.	Stability data;

3.	Analytical method validation; and

4.	Discussion of impurities.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 4
Emtricitabine Patents

(EMU-108) Title: Antiviral Activity and Resolution of 2-Hydroxymethyl-5-(5-Fluorocytosin-1-yl)- 1,3-Oxathiolane

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Philippines	Granted	1-1992-43955	2/20/92	1-1992-43955	2/20/09
Philippines	Granted	55191	12/27/96	1-1996-55191	3/9/07
Philippines	Granted	55192	2/20/92	55192	12/19/08
Philippines	Granted	55193	2/20/92	55193	12/19/08
Philippines	Granted	55194	2/20/92	55194	12/19/08

(EMU-4000) Title: 1,3-Oxathiolane Nucleoside Analogues

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Botswana	Granted	BW/A/1998/00163	4/27/98	BW/P/2002/00042	5/22/03
Dominican Republic	Granted	1793970004607.00	7/10/97	370	7/10/17
Honduras	Granted	PICA97118	8/18/97	3775	4/25/00
Jamaica	Granted	697267	7/8/97	3615	5/25/05
Nicaragua	Granted	97.0096	12/5/97	1134RPI	5/17/99

(270) Title: COMPOSITIONS AND METHODS FOR COMBINATION ANTIVIRAL THERAPY

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
Armenia	Granted	1/13/2004	200501134	15145	6/13/2011
Eurasian Patent Organization	Published	1/13/2004	201100293
Eurasian Patent Organization	Granted	1/13/2004	200501134	15145	6/13/2011
Kazakhstan	Granted	1/13/2004	200501134	15145	6/13/2011
Kazakhstan	Pending		200501134 (PTE Application)
Kyrgyz Republic	Granted	1/13/2004	200501134	15145	6/13/2011
Kyrgyz Republic	Granted		200501134 (PTE Application)	15145	5/31/2012
Moldova	Granted	1/13/2004	200501134	15145	6/13/2011
Tajikistan	Granted	1/13/2004	200501134	15145	6/13/2011
Turkmenistan	Granted	1/13/2004	200501134	15145	6/13/2011
Turkmenistan	Pending		200501134 (PTE Application)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(677) Title: A PHARMACEUTICAL COMPOSITION, A METHOD OF PREPARING THEREOF, AND A METHOD OF TREATING VIRAL DISEASES USING SAID COMPOSITION

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
Armenia	Granted	6/13/2006	200800033	17764	3/29/2013
Eurasian Patent Organization	Published	6/13/2006	201201265
Eurasian Patent Organization	Granted	6/13/2006	200800033	17764	3/29/2013
India	Pending	6/13/2006	9661/DELNP/2007
Kazakhstan	Granted	6/13/2006	200800033	17764	3/29/2013
Kyrgyz Republic	Granted	6/13/2006	200800033	17764	3/29/2013
Moldova	Granted	6/13/2006	200800033	17764	3/29/2013
South Africa	Granted	6/13/2006	2008/00297	2008/00297	4/28/2010
Tajikistan	Granted	6/13/2006	200800033	17764	3/29/2013
Turkmenistan	Granted	6/13/2006	200800033	17764	3/29/2013

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 5
Countries in the COBI Territory

1. Afghanistan	40.	Georgia	79.	Papua NewGuinea
2. Angola	41.	Ghana	80.	Phillipines
3. Anguilla	42.	Grenada	81.	Rwanda
4. Antigua and Barbuda	43.	Guatemala	82.	Saint Kitts and Nevis
5. Armenia	44.	Guinea	83.	Saint Lucia
6. Aruba	45.	Guinea-Bissau	84.	Saint Vincent & the
7. Bahamas	46.	Guyana		Grenadines
8. Bangladesh	47.	Haiti	85.	Samoa
9. Barbados	48.	Honduras	86.	São Tomé and Príncipe
10. Belarus	49.	India	87.	Senegal
11. Belize	50.	Indonesia	88.	Seychelles
12. Benin	51.	Jamaica	89.	Sierra Leone
13. Bhutan	52.	Kazakhstan	90.	Solomon Islands
14. Bolivia	53.	Kenya	91.	Somalia
15. Botswana	54.	Kiribati	92.	South Africa
16. British Virgin Islands	55.	Kyrgyzstan	93.	South Sudan
17. Burkina Faso	56.	Lao, People's Dem. Rep.	94.	Sri Lanka
18. Burundi	57.	Lesotho	95.	Sudan
19. Cambodia	58.	Liberia	96.	Surinam
20. Cameroon	59.	Madagascar	97.	Swaziland
21. Cape Verde	60.	Malawi	98.	Syrian Arab Republic
22. Central African Republic	61.	Malaysia	99.	Tajikistan
23. Chad	62.	Maldives	100.	Tanzania, U. Rep. of
24. Comoros	63.	Mali	101.	Thailand
25. Congo, Rep	64.	Mauritania	102.	Timor-Leste
26. Congo, Dem. Rep. of the	65.	Mauritius	103.	Togo
27. Côte d'Ivoire	66.	Moldova, Rep. of	104.	Tonga
28. Cuba	67.	Mongolia	105.	Trinidad and Tobago
29. Djibouti	68.	Montserrat	106.	Turkmenistan
30. Dominica	69.	Mozambique	107.	Turks and Caicos
31. Dominican Republic	70.	Myanmar	108.	Tuvalu
32. Ecuador	71.	Namibia	109.	Uganda
33. El Salvador	72.	Nauru	110.	Ukraine
34. Equatorial Guinea	73.	Nepal	111.	Uzbekistan
35. Eritrea	74.	Nicaragua	112.	Vanuatu
36. Ethiopia	75.	Niger	113.	Vietnam
37. Fiji Islands	76.	Nigeria	114.	Yemen
38. Gabon	77.	Pakistan	115.	Zambia
39. Gambia	78.	Palau	116.	Zimbabwe

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 6
Countries in the EVG- Quad Territory

1. Afghanistan	38.	Ghana	75. Rwanda
2. Angola	39.	Grenada	76. Saint Kitts and Nevis
3. Anguilla	40.	Guatemala	77. Saint Lucia
4. Antigua and Barbuda	41.	Guinea	78. Saint Vincent & the
5. Armenia	42.	Guinea-Bissau	Grenadines
6. Bahamas	43.	Guyana	79. Samoa
7. Bangladesh	44.	Haiti	80. São Tomé and Príncipe
8. Barbados	45.	Honduras	81. Senegal
9. Belize	46.	India	82. Seychelles
10. Benin	47.	Indonesia	83. Sierra Leone
11. Bhutan	48.	Jamaica	84. Solomon Islands
12. Bolivia	49.	Kazakhstan	85. Somalia
13. Botswana	50.	Kenya	86. South Africa
14. British Virgin Islands	51.	Kiribati	87. South Sudan
15. Burkina Faso	52.	Kyrgyzstan	88. Sri Lanka
16. Burundi	53.	Lao People's Dem. Rep.	89. Sudan
17. Cambodia	54.	Lesotho	90. Suriname
18. Cameroon	55.	Liberia	91. Swaziland
19. Cape Verde	56.	Madagascar	92. Syrian Arab Republic
20. Central African Republic	57.	Malawi	93. Tajikistan
21. Chad	58.	Maldives	94. Tanzania, U. Rep. of
22. Comoros	59.	Mali	95. Thailand
23. Congo, Rep	60.	Mauritania	96. Timor-Leste
24. Congo, Dem. Rep. of the	61.	Mauritius	97. Togo
25. Côte d'Ivoire	62.	Moldova, Rep. of	98. Tonga
26. Cuba	63.	Mongolia	99. Trinidad and Tobago
27. Djibouti	64.	Mozambique	100.Turkmenistan
28. Dominica	65.	Myanmar	101.Turks and Caicos
29. Ecuador	66.	Namibia	102.Tuvalu
30. El Salvador	67.	Nauru	103.Uganda
31. Equatorial Guinea	68.	Nepal	104.Uzbekistan
32. Eritrea	69.	Nicaragua	105.Vanuatu
33. Ethiopia	70.	Niger	106.Vietnam
34. Fiji Islands, Rep. of the	71.	Nigeria	107.Yemen
35. Gabon	72.	Pakistan	108.Zambia
36. Gambia	73.	Palau	109.Zimbabwe
37. Georgia	74.	Papua New Guinea

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 7
Countries in the BIC Territory

1. Afghanistan	40.	Georgia	79.	Papua NewGuinea
2. Angola	41.	Ghana	80.	Phillipines
3. Anguilla	42.	Grenada	81.	Rwanda
4. Antigua and Barbuda	43.	Guatemala	82.	Saint Kitts and Nevis
5. Armenia	44.	Guinea	83.	Saint Lucia
6. Aruba	45.	Guinea-Bissau	84.	Saint Vincent & the
7. Bahamas	46.	Guyana		Grenadines
8. Bangladesh	47.	Haiti	85.	Samoa
9. Barbados	48.	Honduras	86.	São Tomé and Príncipe
10. Belarus	49.	India	87.	Senegal
11. Belize	50.	Indonesia	88.	Seychelles
12. Benin	51.	Jamaica	89.	Sierra Leone
13. Bhutan	52.	Kazakhstan	90.	Solomon Islands
14. Bolivia	53.	Kenya	91.	Somalia
15. Botswana	54.	Kiribati	92.	South Africa
16. British Virgin Islands	55.	Kyrgyzstan	93.	South Sudan
17. Burkina Faso	56.	Lao, People's Dem. Rep.	94.	Sri Lanka
18. Burundi	57.	Lesotho	95.	Sudan
19. Cambodia	58.	Liberia	96.	Surinam
20. Cameroon	59.	Madagascar	97.	Swaziland
21. Cape Verde	60.	Malawi	98.	Syrian Arab Republic
22. Central African Republic	61.	Malaysia	99.	Tajikistan
23. Chad	62.	Maldives	100.	Tanzania, U. Rep. of
24. Comoros	63.	Mali	101.	Thailand
25. Congo, Rep	64.	Mauritania	102.	Timor-Leste
26. Congo, Dem. Rep. of the	65.	Mauritius	103.	Togo
27. Côte d'Ivoire	66.	Moldova, Rep. of	104.	Tonga
28. Cuba	67.	Mongolia	105.	Trinidad and Tobago
29. Djibouti	68.	Montserrat	106.	Turkmenistan
30. Dominica	69.	Mozambique	107.	Turks and Caicos
31. Dominican Republic	70.	Myanmar	108.	Tuvalu
32. Ecuador	71.	Namibia	109.	Uganda
33. El Salvador	72.	Nauru	110.	Ukraine
34. Equatorial Guinea	73.	Nepal	111.	Uzbekistan
35. Eritrea	74.	Nicaragua	112.	Vanuatu
36. Ethiopia	75.	Niger	113.	Vietnam
37. Fiji Islands	76.	Nigeria	114.	Yemen
38. Gabon	77.	Pakistan	115.	Zambia
39. Gambia	78.	Palau	116.	Zimbabwe

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

[APPENDIX 8-B FOR NEW LICENSEES IN INDIA]
FIRST AMENDMENT
TO
LICENSE AGREEMENT

This FIRST AMENDMENT TO LICENSE AGREEMENT (this “Amendment”) is made as of [Insert Date] (the “Amendment Effective Date”) by and among Gilead Sciences, Inc. a Delaware corporation having its principal place of business at 333 Lakeside Drive, Foster City, California 94404, USA (“Gilead”), the Medicines Patent Pool, a non-profit foundation registered under the laws of Switzerland, and having a principal place of business at Rue de Varembé 7, 1202 Geneva, Switzerland (“MPP”), and ________________ a company registered under the laws of India, and have a registered office at ______________________, India (“Licensee”).

R E C I T A L S

WHEREAS, Gilead, MPP, and Licensee entered into that certain License Agreement effective as of(the “Agreement”), pursuant to which MPP granted Licensee certain licenses with respect to Gilead’s proprietary pharmaceutical agents tenofovir alafenamide, tenofovir disoproxil fumurate, elvitegravir, and cobicistat for treatment of HIV and HBV in developing world countries; and

WHEREAS, Gilead, MPP, and Licensee wish to amend the Agreement to add certain licenses with respect to Gilead’s proprietary pharmaceutical agent bictegravir for treatment of HIV in developing world countries, in accordance with the terms and conditions of this Amendment, all as more fully described below.

NOW, THEREFORE, Gilead, MPP, and Licensee agree as follows:

1.	Definitions.

a.	The definitions of the below terms are hereby deleted from Section 1 of the Agreement and replaced as follows:

“Active Pharmaceutical Ingredient” or “API” shall mean one or more of the following active pharmaceutical ingredients: tenofovir alafenamide (“TAF”), tenofovir disoproxil fumarate (“TDF”), elvitegravir (“EVG”), cobicistat (“COBI”), and bictegravir (“BIC”).

“Combination Products” shall mean COBI Combination Products, EVG Combination Products, TDF Combination Products, TAF Combination Products, BIC Combination Products, and Quad Products.

“Patents” shall mean (a) the patents and patent applications set forth in Appendix 2 hereto and (b) any other patents or patent applications (and resulting patents therefrom) that are in the Territory and owned or controlled by Gilead and its Affiliates during the term of this Agreement including to the extent falling within clause (b) of this definition (i) those patents and patent applications exclusively

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

licensed by Gilead from Japan Tobacco pursuant to the Japan Tobacco Agreement and (ii) those patents and patent applications claiming improvements or modifications to the manufacture of API, in the case of each patent and patent application referenced in clauses (a) and (b) solely to the extent necessary for Licensee to practice the licenses granted in Section 2 hereof.

“Product” shall mean COBI Product, EVG Product, TAF Product, TDF Product, COBI Combination Product, EVG Combination Product, TAF Combination Product, TDF Combination Product, BIC Product, BIC Combination Products, and the Quad Products.

“Territory” shall mean the TDF-TAF Territory, the COBI Territory, the EVG-Quad Territory, and the BIC Territory.

b.	The below terms are hereby added to Section 1 of the Agreement and are defined as follows:

“BIC Combination Product” shall mean a pharmaceutical product containing BIC in combination with any other active pharmaceutical ingredient other than TAF, TDF, EVG, or COBI (in each case subject to the restrictions set forth in Section 4 of this Amendment, including any co formulation, co-packaged product, bundled product, or other type of combination product.

“BIC Product” shall mean a formulated and finished pharmaceutical product containing BIC as its sole active pharmaceutical ingredient.

“BIC Territory” shall mean those countries listed on Appendix 7.

c.	All capitalized terms not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement.

2.	API License. Section 2.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“API License. Subject to the terms and conditions of this Agreement, MPP hereby grants to Licensee a royalty-free, non-exclusive, non-sublicensable (other than a sublicense to an Affiliate in accordance with Section 2.3 below), non-transferable license under the Licensed Technology to (i) make API in India solely for the purposes of exercising the licenses described in this Section 2.1; (ii) offer for sale and sell such API to Licensed Product Suppliers in India, China and South Africa for use solely for purposes set forth in the Licensed Product Suppliers’ direct or indirect license from Gilead as set forth in the definition of Licensed Product Suppliers; (iii) import Licensed API into India for purposes of exercising the license set forth in Section 2.2 or (iv) use API for Licensee’s own internal use in the applicable Territory. For clarity, the license granted in this Section 2.1 does not include, expressly or by implication, a license under any Gilead intellectual property right to manufacture, sell or distribute any active pharmaceutical ingredient owned or controlled by Gilead other than TAF, TDF, EVG, COBI, and BIC.”

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.	Product License. Section 2.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Product License. Subject to the terms and conditions of this Agreement, MPP hereby grants to Licensee a royalty-bearing, non-exclusive, non-sublicensable (other than a sublicense to an Affiliate in accordance with Section 2.3 below), non-transferable license under the Licensed Technology solely to make Product in India and sell, have sold, offer for sale, export from India and import (i) TAF Product, TAF Combination Product, TDF Product and TDF Combination Products in the Field in the TDF-TAF Territory, (ii) EVG Product, EVG Combination Products and the Quad Products in the Field in the EVG-Quad Territory, (iii) COBI Products and COBI Combination Products in the Field and in the COBI Territory, and
(iv) BIC Product and BIC Combination Products in the Field and in the BIC Territory; provided that in each case such Products shall be made only from Licensed API. For clarity,
(a) the licenses granted in this Section 2.2 do not include, expressly or by implication, a license under any Gilead intellectual property right to manufacture, sell or distribute any product containing active pharmaceutical ingredients owned or controlled by Gilead other than Products containing TAF, TDF, EVG, COBI, and BIC, and (b) notwithstanding the foregoing, the licenses granted under this Section 2.2 shall not extend to any active pharmaceutical ingredient included within a Product other than TAF, TDF, EVG, COBI, and BIC.”

4.	Affiliates. Section 2.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Affiliates. Licensee may grant sublicenses under the licenses granted in Section 2.1 or Section 2.2 to its Affiliates located in India upon prior written notice to Gilead and MPP. Upon Gilead’s or MPP’s request, Licensee shall provide Gilead and/or MPP (as applicable) with the written copies of the applicable sublicense agreement with such Affiliate(s). Further upon Gilead’s or MPP’s request, Licensee shall name Gilead and/or MPP (as applicable) as a third party beneficiary in any such sublicense agreement, in which case Licensee shall consent and hereby does consent to Gilead’s and/or MPP’s (as applicable) enforcement of such sublicense agreement to the extent relating to the obligations that Licensee is required hereunder to impose on its Affiliates. Licensee shall ensure that any such Affiliate complies with all the terms of this Agreement as if they were a party to this Agreement, and Licensee will be liable for the activities of such Affiliates as if such activities were performed by Licensee.”

5.	Product Sales.

a.	Section 2.5(b) of the Agreement is hereby amended to delete the first paragraph of such Section which is hereby replaced with the following:

“Subject to Sections 10.3(c) and 10.3(d) of the Agreement, Licensee agrees that it will not sell, offer for sale, or assist third parties (including Affiliates) in selling Product except for the sale and offer for sale of (A) TAF Product, TAF Combination, TDF Product and TDF Combination Product for use in the Field in and in the countries of the TDF-TAF Territory, (B) COBI Product and COBI Combination Product for use in the Field and in the countries of the COBI Territory, (C) EVG Product, EVG Combination Product and Quad Product for use in the Field and in the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

countries of the EVG-Quad Territory, and (D) BIC Product and BIC Combination Product for use in the Field and in the countries of the BIC Territory.”

b.	Section 2.5(b)(ii) is hereby deleted in its entirety and replaced with the following:

“Licensee agrees that it will not administer BIC to humans, or sell Products containing BIC until Gilead has obtained marketing approval for a Product containing BIC from the FDA.”

6.
Limitations on Product Combinations. Licensee will be allowed to manufacture and sell BIC in combination with other active pharmaceutical ingredients in the BIC Territory, provided in each case (A) Licensee has the legal right to manufacture and sell such other active pharmaceutical ingredients in the applicable country in the BIC Territory, and (B) such manufacture and sale is in accordance with the licenses granted herein.

7.	Gilead Distributors. Section 2.5(d)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Licensee may elect to sell finished Product in the Territory to any Gilead Distributor, provided, however, that (A) Licensee may only sell and offer for sale TAF Product, TAF Combination Product, TDF Product and TDF Combination Product to Gilead Distributors to sell in the TDF-TAF Territory, and may not sell or offer for sale TAF Product, TAF Combination Product, TDF Product or TDF Combination Product outside the TDF-TAF Territory, and may not import TAF Product or TAF Combination Product into any country outside the TDF-TAF Territory, (B) Licensee may only sell and offer for sale COBI Product and COBI Combination Product to Gilead Distributors to sell in the COBI Territory, and may not sell or offer for sale COBI Product or COBI Combination Product outside the COBI Territory, and may not import COBI Product or COBI Combination Product into any country outside the COBI Territory, (C) Licensee may only sell and offer for sale EVG Product, EVG Combination Product and Quad Product to Gilead Distributors to sell in the EVG-Quad Territory, and may not sell or offer for sale EVG Product, EVG Combination Product or Quad Product outside the EVG-Quad Territory, and may not import EVG Product, EVG Combination Product or Quad Product into any country outside the EVG-Quad Territory, (D) Licensee may only sell and offer for sale BIC Product and BIC Combination Product to Gilead Distributors to sell in the BIC Territory, and may not sell or offer for sale BIC Product or BIC Combination Product outside the BIC Territory, and may not import BIC Product or BIC Combination Product into any country outside the BIC Territory, and (E) Licensee shall only sell to such Gilead Distributor those Products that are bioequivalent to the branded products Gilead has granted such Gilead Distributor the right to sell in such country of the applicable Territory. Licensee shall only allow such Gilead Distributor to sell such Product in the countries within the country of the applicable Territory for which such Gilead Distributor has the right to sell branded Gilead product. For example, Licensee shall not sell to a Gilead Distributor (X) a Product containing TDF, emtricitabine (FTC) and efavirenz in a particular country in the TDF-TAF Territory, unless Gilead has granted such distributor the right to sell a branded product containing TDF, FTC and efavirenz in such country in the TDF-TAF Territory, or (Y) a Product containing both TDF and 3TC or both TAF and 3TC.”

8.	Third Party Reseller Agreements. Section 2.5(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

“Gilead/MPP Approval of Third Party Reseller Agreements. Licensee shall not enter into any agreements with Third Party Resellers on terms inconsistent with this Agreement without obtaining Gilead’s prior written approval. If Licensee enters into an agreement with any Third Party Reseller, then Licensee shall notify Gilead and MPP in writing, and shall certify that its arrangement with such Third Party Reseller is consistent with the terms and conditions of this Agreement. Upon Gilead’s or MPP’s request, Licensee shall provide Gilead and/or MPP (as applicable) with written copies of all agreements executed between Licensee and Third Party Resellers. Further upon Gilead’s or MPP’s request, Licensee shall name Gilead and/or MPP (as applicable) as a third party beneficiary in any such agreements, in which case Licensee shall consent and hereby does consent to Gilead’s and/or MPP’s (as applicable) enforcement of such agreements to the extent relating to the obligations that Licensee is required hereunder to impose upon Third Party Resellers. Gilead and/or MPP shall have the right to review all such agreements to verify consistency with the terms and conditions of this Agreement. In the event that any inconsistency is found which had not been specifically discussed and agreed with Gilead, then Gilead and/or MPP shall have the right to require Licensee to terminate such agreement. To the extent any such agreements relate to EVG, EVG Product, EVG Combination Product, or Quad Product, Gilead shall also have the right to share such agreements with Japan Tobacco.”

9.	Termination of Third Party Agreement by Gilead. Section 2.5(g) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Termination of Third Party Agreements by Gilead. Gilead may terminate the right of Licensee to sell Product to any Third Party Reseller pursuant to this Section 2.5, if Gilead believes in good faith that the Third Party Reseller is not acting in a way that is consistent with Licensee’s covenants under this Agreement, or if Licensee does not terminate Licensee’s agreement with such Third Party Reseller under the circumstances described in Section 2.5(e) or Section 2.5(f).”

10.	No Other Licenses. Section 2.6(d)(ii) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Except as expressly set forth in this Agreement, MPP does not grant any license under any of Gilead’s intellectual property rights (including, without limitation, patents or rights to any proprietary compounds or drug substances other than API) to Licensee.”

11.	Sourcing of API from API Suppliers. The last sentence of Section 3.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“In the event that any inconsistency is found which had not been specifically discussed and agreed with Gilead, each of Gilead and MPP shall have the right to require Licensee to terminate such agreement with such Gilead Supplier or Licensed API Supplier, and upon notice from Gilead and/or MPP to such effect, Licensee shall immediately terminate such agreement.”

12.	Royalty. As consideration for the licenses granted in Section 2 of the Agreement, as amended by Sections 2 and 3 of this Amendment, Licensee shall pay Gilead the following

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

royalties on Net Sales of BIC Product and BIC Combination Product in the Territory for the duration of the Royalty Term:

a.	5% of BIC Product Net Sales in the BIC Territory.

b.
5% of the portion of BIC Combination Product Net Sales attributable to the BIC component of such BIC Combination Product in the BIC Territory, as determined in accordance with Section 4.2 of the Agreement.

c.
To the extent any TAF Combination Product, TDF Combination Product, EVG Combination Product, and/or COBI Combination Product contains BIC, then in addition to royalties due from Licensee to Gilead for each other royalty bearing API in such Combination Product as set forth in Section 4.1(c), (f) and (h) of the Agreement, respectively, Licensee will pay Gilead 5% of the portion of such Combination Products Net Sales attributable to the BIC component of such Combination Product in the Territory applicable to such Combination Product, as determined in accordance with Section 4.2 of the Agreement.

13.
Quarterly Reports. In each Quarterly Report, Licensee shall provide Gilead with the following information (in addition to the information described in Section 4.3 of the Agreement): (i) any Drug Controller General of India export permits obtained by the Licensee for Product, including the quantity of Product exported, the final destination of the Product and the recipient of the Product; and (ii) any Central Drugs Standard Control Organization (CDSCO) No Objection Certificates (NOC) obtained by third parties for Product for which Licensee provided assistance, including the quantity of Product exported, the final destination of the Product and the recipient of the Product.

14.
Cooperation. If any party becomes aware of a suspected occurrence of any prohibited activity described in Section 7.2(a)(i)-(viii), such party will notify the other parties promptly, and following such notification, the parties will confer. Gilead (except in the case of Patents relating to EVG, EVG Product, EVG Combination Product or TAF Quad that are subject to the Japan Tobacco Agreement and controlled by Japan Tobacco) will have the right, but not the obligation, to bring an infringement or other action at its own expense, in its own name, and entirely under its own direction and control. Licensee will reasonably assist Gilead (or, where applicable, Japan Tobacco) in such actions or proceedings if so requested, and will lend its name to such actions or proceedings if required by law in order for Gilead (or Japan Tobacco) to bring such an action, which obligations shall survive the expiration or termination of the Agreement.

15.
Technology Transfer. Promptly following the later of the Amendment Effective Date and Gilead’s receipt of marketing approval from the FDA for a Product containing BIC, Gilead shall make available a one-time technology transfer of know-how owned or controlled by Gilead relating to the manufacture of BIC and such FDA-approved Product containing BIC, as applicable, to the extent, and in the manner specified in Appendix 3 attached hereto. Except as expressly provided in this Section 7, Gilead shall have no further obligation to transfer any other know-how under this Amendment.

16.	Manufacturing Requirements Minimum Standards. Section 6.2(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

“Minimum Standards.

(i)Licensee agrees that it shall manufacture API and Product in a manner consistent with (i) the applicable Indian manufacturing standards; (ii) either World Health Organization (“WHO”) pre-qualification standards, standards of the European Medicines Agency (“EMA”), or United States Food and Drug Administration (“FDA”) tentative approval standards (“Minimum Quality Standards”); and (iii) on a country-by-country basis, any applicable national, regional or local standards as may be required by the specific country where Product is sold.

(ii)As required by MPP, in the event that any of COBI, EVG, TAF or BIC are included in the WHO Consolidated Guidelines on the use of antiretroviral drugs for treating and preventing HIV infection (“WHO Guidelines”) or in the expression of interest for WHO pre- qualification for active pharmaceutical ingredients, Licensee shall apply for WHO pre- qualification or submit such included API’s Drug Master File (or equivalent) to the FDA no later than by the second anniversary of any such inclusion.

(iii)As required by MPP, in the event that any TAF Product or TAF Combination Product, BIC Product or BIC Combination Product, COBI Product or COBI Combination Product, EVG Product or EVG Combination Product, or the TDF Quad are included in WHO Guidelines or in the expression of interest for WHO pre-qualification of medicines, Licensee shall apply for WHO pre-qualification or FDA conditional approval for each such Product so included no later than by the third anniversary of any such inclusion.”

17.	Remedy for Failure. Section 6.2(c) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Remedy for Failure. If Licensee fails at any time to meet the Minimum Quality Standards with respect to the manufacture of API or Product, Gilead and/or MPP may elect, in their sole discretion and notwithstanding Section 10.2 or 10.3 hereof, to suspend the effectiveness of the licenses granted hereunder until such time as Gilead and/or MPP have determined that Licensee has corrected any such failure to Gilead’s and/or MPP's reasonable satisfaction. During any such suspension, Gilead and/or MPP and Licensee shall coordinate with each other to provide for the supply of API or Product, as appropriate, to ensure that end-user patient requirements are not disrupted as a result of such suspension.”

18.
Dose Requirements. All BIC Product and BIC Combination Products manufactured, used or sold by Licensee shall consist of dose concentrations of BIC that have been approved by the FDA. In the case of Products containing BIC, Licensee may manufacture or sell BIC Product, or BIC Combination Product consisting of an Alternate Dosage if such Alternate Dosage has been approved for use in the Field by the appropriate regulatory authority having jurisdiction over such Product.

19.
Pediatric Formulations. Licensee will have the right to develop a BIC Product or BIC Combination Product as either a liquid or dispersible tablet formulation for use in pediatric patients less than 12 years of age (such formulation shall be a Pediatric Formulation). If Licensee is granted regulatory approval to market such Pediatric Formulation, then Licensee will use reasonable efforts to make such Pediatric Formulation available throughout the BIC

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Territory (for purposes of Section 6.2(e) of the Agreement, the BIC Territory shall be Licensee’s Applicable Territory with respect to such Pediatric Formulation).

20.
Regulatory Filings and Inspections. To the extent Regulatory Reports relate to EVG, EVG Product, EVG Combination Product, or Quad Product, Gilead will have the right to share such Regulatory Reports with Japan Tobacco, which right shall survive the expiration or termination of the Agreement.

21.	Safety Reporting. The following language is hereby added to the Agreement as Section 6.6:

“Safety Reporting.

a.	Licensee is responsible for all single and periodic reporting to all applicable regulatory authorities for the Products manufactured by or on behalf of Licensee under the Agreement.

b.
Licensee is responsible for all pharmacovigilance activities with respect to such Products, including but not limited to all associated signal detection, risk management and product labelling requirements.

c.
In the event Licensee receives an individual case safety report associated with any Gilead proprietary product, Licensee agrees to forward such reports to Gilead at E-Mail: SafetyFC@gilead.com    Fax: +1-650-522-5477.

d.
Licensee will forward details of any confirmed safety signals or emerging safety issues relating to Products manufactured by or on behalf of Licensee under this Agreement and any supporting documentation to the risk management contact at Gilead: Neda.Shokrai@gilead.com.”

22.	Diversion of Product and Technology. Section 7.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Diversion of Product and Technology.

(a)
Licensee covenants and agrees that Licensee and its Affiliates shall not, and shall require its Distributors and Third party Resellers not to: (i) divert or allow the diversion of API outside of India, China or South Africa, or to third parties that do not constitute Licensed Product Suppliers, (ii) divert or allow the diversion of TDF Product, TDF Combination Product, TAF Product or TAF Combination Product outside the TDF-TAF Territory, (iii) divert or allow the diversion of COBI Product or COBI Combination Product outside the COBI Territory, (iv) divert or allow the diversion of EVG Product, EVG Combination Product or Quad Product outside the EVG-Quad Territory, (v) divert or allow the diversion of BIC Product or BIC Combination Product outside the BIC Territory, (vi) divert or allow the diversion of Licensed Technology to any third party, except as expressly permitted under this Agreement, (vii) take any action that Gilead determines in good faith to be in furtherance of the activities described in clauses (i) - (vi), or (viii) assist or support, directly or indirectly, any third party in the conduct of the activities described in clauses (i) - (vii). The parties agree that it shall not be a breach of Section 3.1 or this

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Section 7.2 for Licensee or its Affiliate to file marketing approval applications for any Product in a country outside of the Territory as required by applicable regulatory authorities in such country for the commercialization of such Product in such country, or for Licensee or its Affiliate to provide developmental quantities of API or Product in support of its own marketing approval applications or a third party’s application for marketing approval, in each case, as required by applicable regulatory authorities in such country, it being understood that this provision shall not be construed as expressly or implicitly granting Licensee any right or license under any Gilead intellectual property rights beyond the licenses granted in Section 2 of this Agreement or otherwise providing any authorization by Gilead to do so, and does not constitute a waiver of any rights of Gilead under law that it may have to contest the filing or granting of such marketing approval applications.”

(b)
Damages. In the event (i) any Product is diverted (x) by Licensee or its Affiliate sublicensees, or (y) by another party with the assistance of the Licensee or its Affiliate sublicensees, in each case to any country outside the Territory in any manner described in Section 7.2(a), and (ii) a patent covering such Product has been granted in such country or in the country(ies) outside the Territory in which such Product is manufactured (collectively the circumstance described by clause (i) and (ii), a “Diversion Event”), then in addition to any other remedies Gilead may be entitled to at law or in equity, Gilead shall be entitled to injunctive relief and to receive lost profits associated with the Diversion Event, which such lost profits will be determined by taking into consideration the following factors: (1) the quantity of Product that is the subject of such Diversion Event; (2) the average profit Gilead receives from its sale of such Product in the country(ies) outside the Territory into which such Product was sold or otherwise transferred; and (3) any erosion in Gilead’s market share in such country(ies) outside the Territory as a result of such Diversion Event. This Section 7.2(b) shall survive the expiration or termination of the Agreement with respect to Products sold prior to such expiration or termination.”

23.	General Law Compliance. Section 7.3(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“General Law Compliance. Licensee covenants and agrees that it shall perform all activities under this Agreement in accordance with all applicable laws, rules, and regulations, including, without limitation, with respect to privacy, data protection, recalls, safety and reporting requirements and shall obtain, have and maintain all necessary regulatory approvals (including in India), marketing authorizations, permits and licenses, at Licensee’s expense for the manufacture and sale of API and/or Product and any other Licensee activities contemplated hereby.”

24.	FCPA and UK Bribery Act. Section 7.3(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

“FCPA and UK Bribery Act. Licensee covenants and agrees that neither the Licensee, nor any of its affiliates, nor any of their respective directors, officers, employees or agents (all of the foregoing, including affiliates collectively, “Licensee Representatives”) has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended (such act, including the rules and regulations

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

thereunder, the “FCPA”), the U.K. Bribery Act of 2010 (“Bribery Act”), or any other applicable anti-bribery or anticorruption laws, rules or regulations (collectively with the FCPA and the Bribery Act, the “Anticorruption Laws”). Licensee covenants and agrees that Licensee and Licensee Representatives have conducted and will conduct their businesses in compliance with the Anticorruption Laws. Licensee covenants and agrees that it shall provide to Gilead on the Amendment Effective Date and within thirty (30) days after the beginning of each calendar year thereafter, certification in writing by Licensee of Licensee’s compliance with the Anticorruption Laws.”

25.	Gilead Right to Terminate. Section 10.3(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(b) Gilead and/or MPP shall have the right to terminate this Agreement, the covenant contained in Section 7.5 and/or one or both of the licenses granted pursuant to Section 2.1 or Section 2.2 (whether or not such event constitutes a right of termination pursuant to Section 10.2), if:

(i)Gilead determines in good faith that (A) a material quantity of API made or sold by Licensee has been diverted outside of South Africa, China or India, or to third parties that are not Licensed Product Suppliers, (B) a material quantity of Product made and/or sold by Licensee has been diverted to countries outside the Territory (other than with respect to such diversions occurring solely as a result of the circumstances expressly contemplated in Sections 7.3(c), 10.3(c) and 10.3(d) below), or (C) any of the prohibited activies described in Section 7.2(a)(i)-(viii) has occurred;

(ii)Gilead and/or MPP determines in good faith that, due to material deficiencies in Licensee’s compliance, or repeated failure to comply, with the Minimum Quality Standards, Licensee is unable to reliably and consistently manufacture API or Product in accordance with the Minimum Quality Standards;

(iii)Gilead determines in good faith that Licensee has obtained material quantities of API from sources outside of India, South Africa or China (subject to the provisions set forth in Sections 7.3(c) and 10.3(c)), or in ways that are inconsistent with the terms and conditions of Section 3; or

(iv)Gilead’s rights to EVG terminate due to the termination of the Japan Tobacco Agreement, provided, however, that in such event, such termination would only apply on a Product-by-Product basis and only with respect to Products containing EVG that are subject to the sublicense granted by Gilead under the Japan Tobacco Agreement.

Gilead shall give Licensee and MPP written notice of any such event and provide Licensee with a period of thirty (30) days after such notice to demonstrate that the conditions giving rise to Gilead’s determination no longer exist to Gilead’s reasonable satisfaction. If Licensee is unable to do so, this Agreement shall be terminated effective upon the thirtieth (30th) day following such notice. In the event that MPP independently exercises its right to terminate this Agreement pursuant to Sections 10.2 or 10.3, MPP shall provide notice to Gilead of such intent to terminate.”

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

26.
Licensee Right to Terminate License on an API Basis. For the avoidance of doubt any termination by Licensee of its license to BIC pursuant to Section 10.5 of the Agreement shall in turn terminate Licensee’s rights and licenses under all Patents that claim BIC (alone or in combination with any other compounds) to manufacture, sell, use, export or import any Product that contains BIC.

27.
Appendices. Appendices 1, 2, 3, 4, 5, and 6 of the Agreement are hereby deleted and replaced with new Appendices 1, 2, 3, 4, 5, and 6 attached to this Amendment, respectively. Appendix 7 attached to this Amendment is hereby added to the Agreement as Appendix 7.

28.
Miscellaneous. This Amendment embodies the entire understanding of the Parties with respect to the subject matter hereof and supersedes all previous communications, representations or understandings, and agreements, whether oral or written, between the Parties relating to the subject matter hereof. Except as expressly amended by this Amendment, the terms and conditions of the Agreement will remain in full force and effect. This Amendment shall be effective as of the Amendment Effective Date, and may not be modified except by written agreement between the Parties. This Amendment will be governed by and construed under the laws of England, without regard to its choice of law principles, and any dispute that arises hereunder shall be resolved by binding arbitration as set forth in Section 12.7 of the Agreement.

[signatures appear on following page]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

GILEAD:

Gilead Sciences, Inc.

By _____________________________
Name:
Title:

LICENSEE:

[Licensee]

By _____________________________
Name:
Title:

MPP:

Medicines Patent Pool

By _____________________________
Name:
Title:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 1
Countries in the TDF-TAF Territory

1. Afghanistan	40.	Georgia	79.	Papua NewGuinea
2. Angola	41.	Ghana	80.	Phillipines
3. Anguilla	42.	Grenada	81.	Rwanda
4. Antigua and Barbuda	43.	Guatemala	82.	Saint Kitts and Nevis
5. Armenia	44.	Guinea	83.	Saint Lucia
6. Aruba	45.	Guinea-Bissau	84.	Saint Vincent & the
7. Bahamas	46.	Guyana		Grenadines
8. Bangladesh	47.	Haiti	85.	Samoa
9. Barbados	48.	Honduras	86.	São Tomé and Príncipe
10. Belarus	49.	India	87.	Senegal
11. Belize	50.	Indonesia	88.	Seychelles
12. Benin	51.	Jamaica	89.	Sierra Leone
13. Bhutan	52.	Kazakhstan	90.	Solomon Islands
14. Bolivia	53.	Kenya	91.	Somalia
15. Botswana	54.	Kiribati	92.	South Africa
16. British Virgin Islands	55.	Kyrgyzstan	93.	South Sudan
17. Burkina Faso	56.	Lao, People's Dem. Rep.	94.	Sri Lanka
18. Burundi	57.	Lesotho	95.	Sudan
19. Cambodia	58.	Liberia	96.	Surinam
20. Cameroon	59.	Madagascar	97.	Swaziland
21. Cape Verde	60.	Malawi	98.	Syrian Arab Republic
22. Central African Republic	61.	Malaysia	99.	Tajikistan
23. Chad	62.	Maldives	100.	Tanzania, U. Rep. of
24. Comoros	63.	Mali	101.	Thailand
25. Congo, Rep	64.	Mauritania	102.	Timor-Leste
26. Congo, Dem. Rep. of the	65.	Mauritius	103.	Togo
27. Côte d'Ivoire	66.	Moldova, Rep. of	104.	Tonga
28. Cuba	67.	Mongolia	105.	Trinidad and Tobago
29. Djibouti	68.	Montserrat	106.	Turkmenistan
30. Dominica	69.	Mozambique	107.	Turks and Caicos
31. Dominican Republic	70.	Myanmar	108.	Tuvalu
32. Ecuador	71.	Namibia	109.	Uganda
33. El Salvador	72.	Nauru	110.	Ukraine
34. Equatorial Guinea	73.	Nepal	111.	Uzbekistan
35. Eritrea	74.	Nicaragua	112.	Vanuatu
36. Ethiopia	75.	Niger	113.	Vietnam
37. Fiji Islands	76.	Nigeria	114.	Yemen
38. Gabon	77.	Pakistan	115.	Zambia
39. Gambia	78.	Palau	116.	Zimbabwe

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 2
Patents

TDF Patents

(221) Title: NUCLEOTIDE ANALOGS

Country	Status	Filing Date	Application No.Patent No.Issue Date
India	Pending	7/25/1997	2076/DEL/1997

(230) Title: NUCLEOTIDE ANALOG COMPOSITION AND SYNTHESIS METHOD

SubCase	Status	Filing Date	Application No.Patent No.Issue Date
India	Pending	7/24/1998	896/DEL/2002
India	Pending	7/24/1998	963/DEL/2002
India	Pending	7/24/1998	1362/DEL/2004
India	Granted	7/24/1998	2174/DEL/1998	190780	3/15/2004
Indonesia	Granted	7/23/1998	W-991548	7658	4/11/2002

(270) Title: COMPOSITIONS AND METHODS FOR COMBINATION ANTIVIRAL THERAPY

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
Armenia	Granted	1/13/2004	200501134	15145	6/13/2011
Eurasian Patent Organization	Published	1/13/2004	201100293
Eurasian Patent Organization	Granted	1/13/2004	200501134	15145	6/13/2011
Kazakhstan	Granted	1/13/2004	200501134	15145	6/13/2011
Kazakhstan	Pending		200501134 (PTE Application)
Kyrgyz Republic	Granted	1/13/2004	200501134	15145	6/13/2011
Kyrgyz Republic	Granted		200501134 (PTE Application)	15145	5/31/2012
Moldova	Granted	1/13/2004	200501134	15145	6/13/2011
Tajikistan	Granted	1/13/2004	200501134	15145	6/13/2011
Turkmenistan	Granted	1/13/2004	200501134	15145	6/13/2011
Turkmenistan	Pending		200501134 (PTE Application)

(677) Title: A PHARMACEUTICAL COMPOSITION, A METHOD OF PREPARING THEREOF, AND A METHOD OF TREATING VIRAL DISEASES USING SAID COMPOSITION

CountryStatusFilingApplication No.Patent No.Issue DateDate

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Armenia	Granted	6/13/2006	200800033	17764	3/29/2013
Eurasian Patent Organization	Published	6/13/2006	201201265
Eurasian Patent Organization	Granted	6/13/2006	200800033	17764	3/29/2013
India	Pending	6/13/2006	9661/DELNP/2007
Kazakhstan	Granted	6/13/2006	200800033	17764	3/29/2013
Kyrgyz Republic	Granted	6/13/2006	200800033	17764	3/29/2013
Moldova	Granted	6/13/2006	200800033	17764	3/29/2013
South Africa	Granted	6/13/2006	2008/00297	2008/00297	4/28/2010
Tajikistan	Granted	6/13/2006	200800033	17764	3/29/2013
Turkmenistan	Granted	6/13/2006	200800033	17764	3/29/2013

TAF Patents

(249) Title: PRODRUGS OF PHOSPHONATE NUCLEOTIDE ANALOGUES AND METHODS FOR SELECTING AND MAKING SAME

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property Organization (OAPI)	Granted	1200300003	7/20/2001	12393	12/29/2003
African Regional Industrial Property Organization	Granted	2003/002724	7/20/2001	AP 1466	9/22/2005
Anguilla	Granted	AI/A/2015/00173	7/20/2001	AI/A/2015/00173	11/2/2015
Congo, Democratic Republic of	Granted	NP/002/EXT/2016	7/20/2001	2016/4386	11/11/2016
Ethiopia	Granted	ET/PI/15/184	7/20/2001	135	5/25/2016
Eurasian Patent Organization	Granted	200300188	7/20/2001	4926	10/28/2004
Falkland Islands (Malvinas)	Granted		7/20/2001	15365	8/25/2015
Fiji	Published	1214	7/20/2001
Grenada	Granted	7 of 2015	7/20/2001	7 of 2015	10/6/2015
Guyana	Published	1641	7/20/2001
Haiti	Pending		7/20/2001
India	Granted	9/MUMNP/2003	7/20/2001	208435	7/27/2007
India	Granted	00529/MUMNP/2006	7/20/2001	241597	7/14/2010
Indonesia	Granted	W-00200602129	7/20/2001	IDP0022897	2/20/2009
Indonesia	Granted	W-00200804005	7/20/2001	IDP000040148	2/15/2016
Indonesia	Granted	W00200300261	7/20/2001	IDP0022911	2/20/2009
Jamaica	Pending	18/1/5695	7/20/2001
Kiribati	Granted	14/15	7/20/2001	14/15	10/7/2015

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Montserrat	Granted	1961695.2	7/20/2001	1301519	9/23/2015
Nepal	Pending	669	7/20/2001
Seychelles	Granted	1301519	7/20/2001	1301519	5/25/2016
Sierra Leone	Pending	EP1301519	7/20/2001
Solomon Islands	Granted	J37/371	7/20/2001	J37/371	3/3/2016
South Africa	Granted	2002/10271	7/20/2001	2002/10271	12/31/2003
Turks and Caicos Islands	Pending	10213	7/20/2001
Tuvalu	Granted		2/25/2015	TVP1301519	1/6/2016
Vietnam	Granted	1-2002-01193	7/20/2001	8475	5/24/2010
Virgin Islands (British)	Granted	414/5/2015	7/20/2001	414/5/2015	12/1/2015

(872) Title: TENOFOVIR ALAFENAMIDE HEMIFUMARATE

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property Organization (OAPI)	Granted	1201400057	8/15/2012	17070	6/29/2015
African Regional Industrial Property Organization	Granted	AP/P/2014/007437	8/15/2012	3639	3/31/2016
Bahamas	Granted	2441	8/15/2012	2441	6/19/2014
Bolivia	Pending	SP-0277-2012	8/15/2012
Ecuador	Pending	SP-14-13206-PCT	8/15/2012
El Salvador	Pending	E-4659-2014	8/15/2012
Eurasian Patent Organization	Published	201490208	8/15/2012
India	Pending	1012/DELNP/2014	8/15/2012
Indonesia	Published	P00201400805	8/15/2012
Moldova	Pending	A20140011	8/15/2012
Pakistan	Pending	539/2012	8/15/2012
Philippines	Granted	1-2014-500349	8/15/2012	1-2014- 500349	2/29/2016
South Africa	Allowed	2014/00582	8/15/2012
Thailand	Pending	1401000784	8/15/2012
Vietnam	Pending	1-2014-00440	8/15/2012

(877) Title: METHODS FOR PREPARING ANTI-VIRAL NUCLEOTIDE ANALOGS

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Bahamas	Granted	2455	10/3/2012	2455	6/24/2014
Bolivia	Granted	SP-0352-2012	10/3/2012	6385-B	11/26/2014
Ecuador	Published	IEPI-2014-74	10/3/2012

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

El Salvador	Published	E-4696/2014	10/3/2012
Eurasian Patent Organization	Allowed	201490753	10/3/2012
India	Published	2953/DELNP/2014	10/3/2012
Pakistan	Pending	671/2012	10/3/2012

EVG Patents

(JF-0136) Title: COMPOUND AND METHOD OF USE

Country	Status	Application No.	Filing DatePatent No.
Bolivia	Pending	SP-230265	11/18/2003
India	Granted	01316/CHENP/2004	11/20/2003	245833	2/3/2011
Indonesia	Granted	WO00200401542	11/20/2003	P0023507	6/1/2009
Nigeria	Granted	424/2003	11/19/2003	RP.15779	10/20/2004
Philippines	Granted	1-2004-500895	11/20/2003	1-2004-500895	8/20/2008
South Africa	Granted	2004/4537	11/20/2003	2004/4537	8/31/2005
Thailand	Pending	301004379	11/20/2003
Vietnam	Granted	1-2004-00605	11/20/2003	1-0011884	10/7/2013

(JF-0179) Title: CRYSTALLINE FORM

Country	Status	Application No.	Filing DatePatent No.
Bolivia	Pending	SP-250121	5/19/2005
India	Pending	357/CHENP/2010	5/19/2005
Philippines	Granted	1-2006-502297	5/19/2005	1-2006-502297	11/19/2010
South Africa	Granted	2006/10647	5/19/2005	2006/10647	6/25/2008
Thailand	Pending	100718	5/19/2005

(JF-0193) Title: MANUFACTURING PROCESS: ROUTE D AND F

Country	Status	Application No.:	Filing Date	Patent No.	Issue Date
India	Granted	5344/CHENP/2008	3/6/2007	258895	2/13/2014
India	Pending	532/CHENP/2014	3/6/2007

(JF-0192) Title: MANUFACTURING PROCESS: ROUTE C AND E

Country	Status	Application No.	Filing Date	Patent No:	Issue Date
African Regional Industrial Property Organization	Granted	AP/P/2008/004621	3/6/2007	2914	5/5/2014
Eurasian Patent Organization	Granted	200870321	3/6/2007	17861	3/29/2013

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Indonesia	Pending	W00200802860	3/6/2007	IDP0032077	10/22/2012
India	Granted	5341/CHENP/2008	3/6/2007	258747	2/4/2014
India	Pending	613/CHENP/2014	3/6/2007
African Intellectual Property Organization (OAPI)	Granted	1200800317	3/6/2007	14280	3/31/2009
Vietnam	Granted	1-2008-02431	3/6/2007	14450	8/17/2015
South Africa	Granted	2008/07547	3/6/2007	2008/07547	11/25/2009

(718) Title: METHODS OF IMPROVING THE PHARMACOKINETICS OF HIV INTEGRASE INHIBITORS

Country	Status	Application No.	Filing Date	Patent No.
Armenia	Granted	200801619	12/29/2006	18544	8/30/2013
African Regional Industrial Property Organization	Granted	AP/P/2008/004522	12/29/2006	AP2702	7/31/2013
Eurasian Patent Organization	Granted	200801619	12/29/2006	18544	8/30/2013
Eurasian Patent Organization	Published	201201496	12/29/2006
Indonesia	Pending	W00201102461	12/29/2006
Indonesia	Published	W00 2008 02128	12/29/2006
India	Pending	6748/DELNP/2015	12/29/2006
India	Pending	5576/DELNP/2008	12/29/2006
Kyrgyz Republic	Granted	200801619	12/29/2006	18544	8/30/2013
Moldova	Granted	200801619	12/29/2006	18544	8/30/2013
African Intellectual Property Organization (OAPI)	Granted	1200800239	12/29/2006	14320	6/30/2009
Tajikistan	Granted	200801619	12/29/2006	18544	8/30/2013
Turkmenistan	Granted	200801619	12/29/2006	18544	8/30/2013
Vietnam	Pending	1-2008-01921	12/29/2006
South Africa	Granted	2008/06222	12/29/2006	2008/06222	3/25/2009

(720) Title: PROCESS AND INTERMEDIATES FOR PREPARING INTEGRASE INHIBITORS

Country	Status	Application No.	Filing Date	Patent Number	Issue Date
Armenia	Granted	200900441	9/11/2007	22099	11/30/2015
African Regional Industrial Property Organization	Granted	AP/P/2009/004831	9/11/2007	AP3004	10/16/2014
Eurasian Patent Organization	Granted	200900441	9/11/2007	22099	11/30/2015
Indonesia	Published	W00200900634	9/11/2007
Kyrgyz Republic	Granted	200900441	9/11/2007	22099	11/30/2015
Kazakhstan	Granted	200900441	9/11/2007	22099	11/30/2015

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Moldova	Granted	200900441	9/11/2007	22099	11/30/2015
African Intellectual Property Organization (OAPI)	Granted	1200900070	9/11/2007	14458	9/30/2009
Thailand	Published	701004583	9/11/2007
Tajikistan	Granted	200900441	9/11/2007	22099	11/30/2015
Turkmenistan	Granted	200900441	9/11/2007	22099	11/30/2015
Vietnam	Granted	1-2009-00636	9/11/2007	11932	10/22/2013
Vietnam	Granted	1-2012-01354	9/11/2007	14698	10/20/2015
South Africa	Granted	2009/01576	9/11/2007	2009/01576	2/24/2010

(746) Title: PROCESS AND INTERMEDIATES FOR PREPARING INTEGRASE INHIBITORS

Country	Status	Application No	Filing Date	Patent Number	Issue Date
African Regional Industrial Property Organization	Granted	AP/P/2010/005187	9/11/2008	AP 2785	10/31/2013
Eurasian Patent Organization	Granted	201070256	9/11/2008	19431	3/31/2014
Ecuador	Inactive	SP-10-10081	9/11/2008
Indonesia	Published	W00201000759	9/11/2008
India	Pending	1615/DELNP/2010	9/11/2008
African Intellectual Property Organization (OAPI)	Granted	1201000093	9/11/2008	15058
Thailand	Published	801004676	9/11/2008
Vietnam	Granted	1-2010-00483	9/11/2008	10866	11/20/2012
South Africa	Granted	2010/02066	9/11/2008	2010/02066	12/29/2010

(903) Title: PROCESS AND INTERMEDIATES FOR PREPARING INTEGRASE INHIBITORS

Country	Status	Application No.	Filing DatePatent No.
Eurasian Patent Organization	Allowed	201590018	8/1/2013
India	Pending	1688/DELNP/2015	8/1/2013

COBI Patents

(692) Title: MODULATORS OF PHARMACOKINETIC PROPERTIES OF THERAPEUTICS

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1200800450	9/30/2009	14409
African Regional Industrial Property Organization	Granted	AP/P/2008/004720	9/30/2014	AP2985

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Anguilla	Granted	AI/A/2015/00172	11/2/2015	AI/A/2015/00172
Armenia	Granted	200900155	11/28/2014	20489
Congo, Democratic Republic of	Pending	NP/004/EXT/2016
Ethiopia	Granted	ET/PI/15/185	5/25/2016	134
Eurasian Patent Organization	Allowed	201270738
Eurasian Patent Organization	Granted	200900155	11/28/2014	20489
Fiji	Published	1217
Guyana	Published	1642
Haiti	Pending
India	Pending	10487/DELNP/2008
Indonesia	Granted	W00200900061	8/12/2016	IDP00042227
Jamaica	Pending	18/1/5696
Kazakhstan	Granted	200900155	11/28/2014	20489
Kiribati	Granted	13/15	10/7/2015	13/15
Kyrgyz Republic	Granted	200900155	11/28/2014	20489
Moldova	Granted	200900155	11/28/2014	20489
Montserrat	Granted		9/23/2015	3 of 2015
Nauru	Pending
Nepal	Pending	894
Seychelles	Granted	2049506	5/25/2016	2049506
Sierra Leone	Pending	EP2049506
Solomon Islands	Granted	J37/370	2/10/2016	J37/370
South Africa	Pending	2008/10399
Tajikistan	Granted	200900155	11/28/2014	20489
Thailand	Published	701003404
Turkmenistan	Granted	200900155	11/28/2014	20489
Turks and Caicos Islands	Pending	10214
Tuvalu	Granted		11/7/2015	TVP2049506
Vanuatu	Unfiled
Vietnam	Pending	1-2009-00240
Vietnam	Pending	1-2012-02702
Virgin Islands (British)	Granted	415/6/2015	12/1/2015	415/6/2015

(719) Title: MODULATORS OF PHARMACOKINETIC PROPERTIES OF THERAPEUTICS

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1200900273	6/30/2010	14749
African Regional Industrial Property Organization	Granted	AP/P/2009/004964	9/16/2014	AP2986
African Regional Industrial Property	Granted	AP/P/2013/007042	11/30/2016	AP3915

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Organization
Armenia	Granted	200901155	7/30/2014	19893
Eurasian Patent Organization	Granted	200901155	7/30/2014	19893
Fiji	Granted
Indonesia	Granted	W00200902299	3/18/2015	IDP000038076
Kazakhstan	Granted	200901155	7/30/2014	19893
Kyrgyz Republic	Granted	200901155	7/30/2014	19893
Moldova	Granted	200901155	7/30/2014	19893
South Africa	Pending	2009/05882
South Africa	Unfiled
Tajikistan	Granted	200901155	7/30/2014	19893
Thailand	Pending	801000867
Turkmenistan	Granted	200901155	7/30/2014	19893
Vietnam	Pending	1-2009-01990
Vietnam	Pending	1-2012-02696

(757) Title: THE USE OF SOLID CARRIER PARTICLES TO IMPROVE THE PROCESSABILITY OF A PHARMACEUTICAL AGENT

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201000364	9/28/2012	15589
African Regional Industrial Property Organization	Granted	AP/P/2010/005429	1/30/2015	3209
Armenia	Granted	201071173	3/31/2016	22950
Belarus	Granted	201071173	3/31/2016	22950
Ecuador	Pending	SP-10-10636
Eurasian Patent Organization	Published	201591353
Eurasian Patent Organization	Granted	201071173	3/31/2016	22950
India	Pending	7565/DELNP/2010
Indonesia	Published	W00201004105
Kazakhstan	Granted	201071173	3/31/2016	22950
Kyrgyz Republic	Granted	201071173	3/31/2016	22950
Moldova	Granted	201071173	3/31/2016	22950
South Africa	Granted	2010/08007	10/26/2011	2010/08007
Tajikistan	Granted	201071173	3/31/2016	22950
Turkmenistan	Granted	201071173	3/31/2016	22950
Vietnam	Pending	1-2010-02929

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(775) Title: METHOD OF PREPARING AN INHIBITOR OF CYTOCHROME P450 MONOOXYGENASE, AND INTERMEDIATES INVOLVED

Country	Status	Application No.FilingPatent No. Date
African Regional Industrial Property Organization	Granted	AP/P/2011/005864
African Intellectual Property Organization (OAPI)	Granted	1201100311.00	4/1/2010	15801
Bolivia	Published	SP-0082-2010	4/1/2010
Eurasian Patent Organization	Granted	201190179.00	4/1/2010	22739
Eurasian Patent Organization	Published	201590979.00	4/1/2010
Ecuador	Pending	SP-11-11391	4/1/2010
Indonesia	Granted	W00201103554	4/1/2010	IDP000041448
India	Pending	7323/DELNP/2011	4/1/2010
Pakistan	Pending	262/2010	3/31/2010
Thailand	Published	1101002473.00	4/1/2010
Vietnam	Pending	1-2011-02324	4/1/2010
South Africa	Granted	2011/07430	4/1/2010	2011/07430

(783) Title: TABLETS FOR COMBINATION THERAPY

Country	Status	Application No.FilingPatent No. Date
African Intellectual Property Organization (OAPI)	Pending	1201100281
African Regional Industrial Property Organization	Granted	AP/P/2011/05857	5/6/2015	AP3250
Armenia	Granted	201190125	5/29/2015	21313
Azerbaijan	Granted	201190125	5/29/2015	21313
Bolivia	Pending	SP-00292010
Ecuador	Pending	SP-11-11307
Eurasian Patent Organization	Published	201491658
Eurasian Patent Organization	Granted	201190125	5/29/2015	21313
India	Pending	5823/DELNP/2011
Indonesia	Granted	W00201103098	3/30/2016	IDP000040606
Kazakhstan	Granted	201190125	5/29/2015	21313
Kyrgyz Republic	Granted	201190125	5/29/2015	21313
Moldova	Granted	201190125	5/29/2015	21313
Pakistan	Allowed	94/2010
Singapore	Published	2014007744
South Africa	Granted	2011/06154	5/28/2014	2011/06154
Tajikistan	Granted	201190125	5/29/2015	21313

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Thailand	Published	1101001423
Turkmenistan	Granted	201190125	5/29/2015	21313
Vietnam	Pending	1-2011-02035

(895) Title: METHODS AND INTERMEDIATES FOR PREPARING PHARMACEUTICAL AGENTS

Country	Status	Application No.Filing DatePatent No.
India	Abandoned	6192/DELNP/2014

BIC Patents

(1007) TITLE: POLYCYCLIC-CARBAMOYLPYRIDONE COMPOUNDS AND THEIR PHARMACEUTICAL USE

Country	Status	Application No.	FilingPatent No.Issue DateDate
African Intellectual Property Organization (OAPI)	Pending	1201500240	12/19/2013
African Regional Industrial Property Organization	Pending	AP/P/2015/008510	12/19/2013
Anguilla	Pending	AI/A/2016/00180	12/19/2013
Bahamas	Pending	2551	12/19/2013
Bolivia	Published	SP-00412-2013	12/20/2013
Congo, Democratic Republic of	Pending		12/19/2013
Ecuador	Published	IEPI-2015-31224	12/19/2013
El Salvador	Published	E-5002-2015	12/19/2013
Ethiopia	Pending	ET/PI/16/204	12/19/2013
Eurasian Patent Organization	Published	201591027	12/19/2013
Fiji	Published	1229	12/19/2013
Grenada	Granted		12/19/2013		7/19/2016
Guyana	Pending	1656	12/19/2013
Haiti	Pending		12/19/2013
India	Pending	5535/DELNP/2015	12/19/2013
Indonesia	Allowed	P00201503852	12/19/2013
Indonesia	Pending	P00201607128	12/19/2013
Jamaica	Pending	18/1/5740	12/19/2013
Kiribati	Granted		12/19/2013		9/20/2016
Moldova	Pending	a20150064	12/19/2013
Montserrat	Granted		12/19/2013	4 OF 2016	5/27/2016

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Nepal	Pending	4	12/19/2013
Pakistan	Pending	908/2013	12/20/2013
Philippines	Published	1-2015-501445	12/19/2013
Philippines	Pending	1-2016-500389	12/19/2013
Seychelles	Pending	2822954	12/19/2013
Sierra Leone	Pending		12/19/2013
Solomon Islands	Granted		12/19/2013	J37/379	8/5/2016
South Africa	Pending	2015/04914	12/19/2013
South Africa	Pending	2015/07997	12/19/2013
South Korea	Pending	10-2015-7019194	12/19/2013
Thailand	Pending	1501003563	12/19/2013
Turks and Caicos Islands	Granted	10226	12/19/2013	10226	9/7/2016
Tuvalu	Granted	TVP2822954	12/19/2013	TVP2822954	8/15/2016
Vietnam	Granted	1-2015-02321	12/19/2013	15503	5/16/2016
Vietnam	Pending	1-2015-04199	12/19/2013
Virgin Islands (British)	Granted	EP2822954	12/19/2013	427/5/2016	9/21/2016

(1091) Title: SODIUM (2R,5S,13AR)-7,9-DIOXO-10-((2,4,6- TRIFLUOROBENZYL)CARBAMOYL)-2,3,4,5,7,9,13,13A-OCTAHYDRO-2,5- METHANOPYRIDO[1',2':4,5]PYRAZINO[2,1-B]OXAZEPIN-8-OLATE

Country	Status	Application No.	FilingPatentIssue Date DateNo.
African Regional Industrial Property Organization	Pending	AP/P/2016/009591	6/19/2015
African Intellectual Property Organization (OAPI)	Pending	1201600454	6/19/2015
Bolivia	Published	SP 126-2015	6/19/2015
Bahamas	Allowed	2701	6/18/2015
Cuba	Pending	2016-0187	6/19/2015
Dominican Republic	Published	P2016-0327	6/19/2015
Eurasian Patent Organization	Pending	201692414	6/19/2015
Ecuador	Published	IEPI-2016-95566	6/19/2015
El Salvador	Pending	2016005339	6/19/2015
Guatemala	Pending	A2016-000262	6/19/2015
Indonesia	Unfiled
India	Pending	201617042937.00	6/19/2015
Nigeria	Pending	NG/PT/C/2016/2106	6/19/2015
Philippines	Pending
Pakistan	Pending	382/2015	6/18/2015
Thailand	Pending
Trinidad and Tobago	Pending	TT/A/2016/00132	6/19/2015

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Vietnam	Pending
South Africa	Pending	2016/08744	6/19/2015

(1147) Title: THERAPEUTIC COMPOSITIONS FOR TREATMENT OF HUMAN IMMUNODEFICIENCY VIRUS

Country	Status	Application No.	Filing DatePatent No.Issue Date
Bangladesh	Pending	272/2016	11/2/2016
Bolivia	Pending	SP-0260-2016	11/9/2016
Bahamas	Pending		11/8/2016
Pakistan	Pending	696/2016	11/9/2016
Patent Cooperation Treaty	Entered NP	US2016/060989	11/8/2016

(1062) Title: SYNTHESIS OF POLYCYCLIC-CARBAMOYLPYRIDONE COMPOUNDS

Country	Status	Application No.	FilingPatentIssue DateNo.Date
Bahamas	Allowed	2702	6/18/2015
Eurasian Patent Organization	Pending	201692412	6/16/2015
India	Pending	201717000457.00	6/16/2015
Patent Cooperation Treaty	Entered NP	US2015/036017	6/16/2015

TDF-Quad Patents

(221) Title:NUCLEOTIDE ANALOGS

Country	Status	Filing Date	Application No.Patent No.Issue Date
India	Pending	7/25/1997	2076/DEL/1997
(230) Title: NUCLEOTIDE ANALOG COMPOSITION AND SYNTHESIS METHOD

Country	Status	Filing Date	Application No.Patent No.Issue Date
India	Pending	7/24/1998	896/DEL/2002
India	Pending	7/24/1998	963/DEL/2002
India	Pending	7/24/1998	1362/DEL/2004
India	Granted	7/24/1998	2174/DEL/1998	190780	3/15/2004
Indonesia	Granted	7/23/1998	W-991548	7658	4/11/2002

(692) Title: DIAMINOALKANE COMPOUNDS (VARIANTS) AND A METHOD OF PREPARING THEREOF (VARIANTS), A PHARMACEUTICAL COMPOSITION AND A THERAPEUTIC

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

AGENT FOR INHIBITING CYTOCHROME-P450-MONOOXYGENASE, METHODS FOR TREATING AN HIV INFECTION AND VIRAL HEPATITS C, A METHOD OF MOD

Country	Status	Application No.	Filing Date	Patent No.Issue Date
African Intellectual Property Organization (OAPI)	Granted	1200800450	9/30/2009	14409
African Regional Industrial Property Organization	Granted	AP/P/2008/004720	9/30/2014	AP2985
Anguilla	Granted	AI/A/2015/00172	11/2/2015	AI/A/2015/00172
Armenia	Granted	200900155	11/28/2014	20489
Congo, Democratic Republic of	Pending	NP/004/EXT/2016
Ethiopia	Granted	ET/PI/15/185	5/25/2016	134
Eurasian Patent Organization	Allowed	201270738
Eurasian Patent Organization	Granted	200900155	11/28/2014	20489
Fiji	Published	1217
Guyana	Published	1642
Haiti	Pending
India	Pending	10487/DELNP/2008
Indonesia	Granted	W00200900061	8/12/2016	IDP00042227
Jamaica	Pending	18/1/5696
Kazakhstan	Unfiled
Kazakhstan	Granted	200900155	11/28/2014	20489
Kiribati	Granted	13/15	10/7/2015	13/15
Kyrgyz Republic	Granted	200900155	11/28/2014	20489
Moldova	Granted	200900155	11/28/2014	20489
Montserrat	Granted		9/23/2015	3 of 2015
Nauru	Pending
Nepal	Pending	894
Seychelles	Granted	2049506	5/25/2016	2049506
Sierra Leone	Pending	EP2049506
Solomon Islands	Granted	J37/370	2/10/2016	J37/370
South Africa	Pending	2008/10399
Tajikistan	Granted	200900155	11/28/2014	20489
Thailand	Published	701003404
Turkmenistan	Granted	200900155	11/28/2014	20489
Turks and Caicos Islands	Pending	10214
Tuvalu	Granted		11/7/2015	TVP2049506
Vietnam	Pending	1-2009-00240

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Vietnam	Pending	1-2012-02702
Virgin Islands (British)	Granted	415/6/2015	12/1/2015	415/6/2015

(719) Title: MODULATORS OF PHARMACOKINETIC PROPERTIES OF THERAPEUTICS

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1200900273	6/30/2010	14749
African Regional Industrial Property Organization	Granted	AP/P/2009/004964	9/16/2014	AP2986
African Regional Industrial Property Organization	Granted	AP/P/2013/007042	11/30/2016	AP3915
Armenia	Granted	200901155	7/30/2014	19893
Eurasian Patent Organization	Granted	200901155	7/30/2014	19893
Fiji	Granted
Indonesia	Granted	W00200902299	3/18/2015	IDP000038076
Kazakhstan	Granted	200901155	7/30/2014	19893
Kyrgyz Republic	Granted	200901155	7/30/2014	19893
Moldova	Granted	200901155	7/30/2014	19893
South Africa	Pending	2009/05882
South Africa	Unfiled
Tajikistan	Granted	200901155	7/30/2014	19893
Thailand	Pending	801000867
Turkmenistan	Granted	200901155	7/30/2014	19893
Vietnam	Pending	1-2009-01990
Vietnam	Pending	1-2012-02696

(757) Title: THE USE OF SOLID CARRIER PARTICLES TO IMPROVE THE PROCESSABILITY OF A PHARMACEUTICAL AGENT

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201000364	9/28/2012	15589
African Regional Industrial Property Organization	Granted	AP/P/2010/005429	1/30/2015	3209
Armenia	Granted	201071173	3/31/2016	22950
Belarus	Granted	201071173	3/31/2016	22950
Ecuador	Pending	SP-10-10636
Eurasian Patent Organization	Published	201591353
Eurasian Patent Organization	Granted	201071173	3/31/2016	22950
India	Pending	7565/DELNP/2010

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Indonesia	Published	W00201004105
Kazakhstan	Granted	201071173	3/31/2016	22950
Kyrgyz Republic	Granted	201071173	3/31/2016	22950
Moldova	Granted	201071173	3/31/2016	22950
South Africa	Granted	2010/08007	10/26/2011	2010/08007
Tajikistan	Granted	201071173	3/31/2016	22950
Turkmenistan	Granted	201071173	3/31/2016	22950
Vietnam	Pending	1-2010-02929

(775) Title: METHOD OF PREPARING AN INHIBITOR OF CYTOCHROME P450 MONOOXYGENASE, AND INTERMEDIATES INVOLVED

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201100311.00	4/1/2010	15801
Bolivia	Abandoned	11-114.749	4/1/2010
Eurasian Patent Organization	Granted	201190179.00	4/1/2010	22739
Eurasian Patent Organization	Published	201590979.00	4/1/2010
Ecuador	Pending	SP-11-11391	4/1/2010
Indonesia	Granted	W00201103554	4/1/2010	IDP000041448
India	Pending	7323/DELNP/2011	4/1/2010
Pakistan	Pending	262/2010	3/31/2010
Thailand	Published	1101002473.00	4/1/2010
Vietnam	Pending	1-2011-02324	4/1/2010
South Africa	Granted	2011/07430	4/1/2010	2011/07430

(895) Title: METHODS AND INTERMEDIATES FOR PREPARING PHARMACEUTICAL AGENTS

Country	Status	Application No.Filing DatePatent No.
India	Abandoned	6192/DELNP/2014

(EMU-108) Title: Antiviral Activity and Resolution of 2-Hydroxymethyl-5-(5-Fluorocytosin-1-yl)- 1,3-Oxathiolane

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Philippines	Granted	1-1992-43955	2/20/92	1-1992-43955	2/20/09
Philippines	Granted	55191	12/27/96	1-1996-55191	3/9/07
Philippines	Granted	55192	2/20/92	55192	12/19/08
Philippines	Granted	55193	2/20/92	55193	12/19/08
Philippines	Granted	55194	2/20/92	55194	12/19/08

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(EMU-4000) Title: 1,3-Oxathiolane Nucleoside Analogues

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Botswana	Granted	BW/A/1998/00163	4/27/98	BW/P/2002/00042	5/22/03
Domincan Republic	Granted	1793970004607.00	7/10/97	370	7/10/17
Honduras	Granted	PICA97118	8/18/97	3775	4/25/00
Jamaica	Granted	697267	7/8/97	3615	5/25/05
Nicaragua	Granted	97.0096	12/5/97	1134RPI	5/17/99

(783) Title: TABLETS FOR COMBINATION THERAPY

Country	Status	Application No.FilingPatent No. Date
African Intellectual Property Organization (OAPI)	Pending	1201100281
African Regional Industrial Property Organization	Granted	AP/P/2011/05857	5/6/2015	AP3250
Armenia	Granted	201190125	5/29/2015	21313
Azerbaijan	Granted	201190125	5/29/2015	21313
Bolivia	Pending	SP-00292010
Ecuador	Pending	SP-11-11307
Eurasian Patent Organization	Published	201491658
Eurasian Patent Organization	Granted	201190125	5/29/2015	21313
India	Pending	5823/DELNP/2011
Indonesia	Granted	W00201103098	3/30/2016	IDP000040606
Kazakhstan	Granted	201190125	5/29/2015	21313
Kyrgyz Republic	Granted	201190125	5/29/2015	21313
Moldova	Granted	201190125	5/29/2015	21313
Pakistan	Allowed	94/2010
Singapore	Published	2014007744
South Africa	Granted	2011/06154	5/28/2014	2011/06154
Tajikistan	Granted	201190125	5/29/2015	21313
Thailand	Published	1101001423
Turkmenistan	Granted	201190125	5/29/2015	21313
Vietnam	Pending	1-2011-02035

TAF-Quad Patents

(249) Title: PRODRUGS OF PHOSPHONATE NUCLEOTIDE ANALOGUES AND METHODS FOR SELECTING AND MAKING SAME

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property Organization (OAPI)	Granted	1200300003	7/20/2001	12393	12/29/2003
African Regional Industrial Property Organization	Granted	2003/002724	7/20/2001	AP 1466	9/22/2005
Anguilla	Granted	AI/A/2015/00173	7/20/2001	AI/A/2015/00173	11/2/2015
Congo, Democratic Republic of	Granted	NP/002/EXT/2016	7/20/2001	2016/4386	11/11/2016
Ethiopia	Granted	ET/PI/15/184	7/20/2001	135	5/25/2016
Eurasian Patent Organization	Granted	200300188	7/20/2001	4926	10/28/2004
Falkland Islands (Malvinas)	Granted		7/20/2001	15365	8/25/2015
Fiji	Published	1214	7/20/2001
Grenada	Granted	7 of 2015	7/20/2001	7 of 2015	10/6/2015
Guyana	Published	1641	7/20/2001
Haiti	Pending		7/20/2001
India	Granted	9/MUMNP/2003	7/20/2001	208435	7/27/2007
India	Granted	00529/MUMNP/2006	7/20/2001	241597	7/14/2010
Indonesia	Granted	W-00200602129	7/20/2001	IDP0022897	2/20/2009
Indonesia	Granted	W-00200804005	7/20/2001	IDP000040148	2/15/2016
Indonesia	Granted	W00200300261	7/20/2001	IDP0022911	2/20/2009
Jamaica	Pending	18/1/5695	7/20/2001
Kiribati	Granted	14/15	7/20/2001	14/15	10/7/2015
Montserrat	Granted	1961695.2	7/20/2001	1301519	9/23/2015
Nepal	Pending	669	7/20/2001
Seychelles	Granted	1301519	7/20/2001	1301519	5/25/2016
Sierra Leone	Pending	EP1301519	7/20/2001
Solomon Islands	Granted	J37/371	7/20/2001	J37/371	3/3/2016
South Africa	Granted	2002/10271	7/20/2001	2002/10271	12/31/2003
Turks and Caicos Islands	Pending	10213	7/20/2001
Tuvalu	Granted		2/25/2015	TVP1301519	1/6/2016
Vietnam	Granted	1-2002-01193	7/20/2001	8475	5/24/2010
Virgin Islands (British)	Granted	414/5/2015	7/20/2001	414/5/2015	12/1/2015

(872) Title: TENOFOVIR ALAFENAMIDE HEMIFUMARATE

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property	Granted	1201400057	8/15/2012	17070	6/29/2015

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Organization (OAPI)
African Regional Industrial Property Organization	Granted	AP/P/2014/007437	8/15/2012	3639	3/31/2016
Bahamas	Granted	2441	8/15/2012	2441	6/19/2014
Bolivia	Pending	SP-0277-2012	8/15/2012
Ecuador	Pending	SP-14-13206-PCT	8/15/2012
El Salvador	Pending	E-4659-2014	8/15/2012
Eurasian Patent Organization	Published	201490208	8/15/2012
India	Pending	1012/DELNP/2014	8/15/2012
Indonesia	Published	P00201400805	8/15/2012
Moldova	Pending	A20140011	8/15/2012
Pakistan	Pending	539/2012	8/15/2012
Philippines	Granted	1-2014-500349	8/15/2012	1-2014- 500349	2/29/2016
South Africa	Allowed	2014/00582	8/15/2012
Thailand	Pending	1401000784	8/15/2012
Vietnam	Pending	1-2014-00440	8/15/2012

(877) Title: METHODS FOR PREPARING ANTI-VIRAL NUCLEOTIDE ANALOGS

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Bahamas	Granted	2455	10/3/2012	2455	6/24/2014
Bolivia	Granted	SP-0352-2012	10/3/2012	6385-B	11/26/2014
Ecuador	Published	IEPI-2014-74	10/3/2012
El Salvador	Published	E-4696/2014	10/3/2012
Eurasian Patent Organization	Allowed	201490753	10/3/2012
India	Published	2953/DELNP/2014	10/3/2012
Pakistan	Pending	671/2012	10/3/2012

(692) Title: DIAMINOALKANE COMPOUNDS (VARIANTS) AND A METHOD OF PREPARING THEREOF (VARIANTS), A PHARMACEUTICAL COMPOSITION AND A THERAPEUTIC AGENT FOR INHIBITING CYTOCHROME-P450-MONOOXYGENASE, METHODS FOR TREATING AN HIV INFECTION AND VIRAL HEPATITS C, A METHOD OF MOD

Country	Status	Application No.	Filing Date	Patent No.Issue Date
African Intellectual Property Organization (OAPI)	Granted	1200800450	9/30/2009	14409
African Regional Industrial Property Organization	Granted	AP/P/2008/004720	9/30/2014	AP2985

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Anguilla	Granted	AI/A/2015/00172	11/2/2015	AI/A/2015/00172
Armenia	Granted	200900155	11/28/2014	20489
Congo, Democratic Republic of	Pending	NP/004/EXT/2016
Ethiopia	Granted	ET/PI/15/185	5/25/2016	134
Eurasian Patent Organization	Allowed	201270738
Eurasian Patent Organization	Granted	200900155	11/28/2014	20489
Fiji	Published	1217
Guyana	Published	1642
Haiti	Pending
India	Pending	10487/DELNP/2008
Indonesia	Granted	W00200900061	8/12/2016	IDP00042227
Jamaica	Pending	18/1/5696
Kazakhstan	Unfiled
Kazakhstan	Granted	200900155	11/28/2014	20489
Kiribati	Granted	13/15	10/7/2015	13/15
Kyrgyz Republic	Granted	200900155	11/28/2014	20489
Moldova	Granted	200900155	11/28/2014	20489
Montserrat	Granted		9/23/2015	3 of 2015
Nauru	Pending
Nepal	Pending	894
Seychelles	Granted	2049506	5/25/2016	2049506
Sierra Leone	Pending	EP2049506
Solomon Islands	Granted	J37/370	2/10/2016	J37/370
South Africa	Pending	2008/10399
Tajikistan	Granted	200900155	11/28/2014	20489
Thailand	Published	701003404
Turkmenistan	Granted	200900155	11/28/2014	20489
Turks and Caicos Islands	Pending	10214
Tuvalu	Granted		11/7/2015	TVP2049506
Vietnam	Pending	1-2009-00240
Vietnam	Pending	1-2012-02702
Virgin Islands (British)	Granted	415/6/2015	12/1/2015	415/6/2015

(719) Title: MODULATORS OF PHARMACOKINETIC PROPERTIES OF THERAPEUTICS

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property	Granted	1200900273	6/30/2010	14749

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Organization (OAPI)
African Regional Industrial Property Organization	Granted	AP/P/2009/004964	9/16/2014	AP2986
African Regional Industrial Property Organization	Granted	AP/P/2013/007042	11/30/2016	AP3915
Armenia	Granted	200901155	7/30/2014	19893
Eurasian Patent Organization	Granted	200901155	7/30/2014	19893
Fiji	Granted
Indonesia	Granted	W00200902299	3/18/2015	IDP000038076
Kazakhstan	Granted	200901155	7/30/2014	19893
Kyrgyz Republic	Granted	200901155	7/30/2014	19893
Moldova	Granted	200901155	7/30/2014	19893
South Africa	Pending	2009/05882
South Africa	Unfiled
Tajikistan	Granted	200901155	7/30/2014	19893
Thailand	Pending	801000867
Turkmenistan	Granted	200901155	7/30/2014	19893
Vietnam	Pending	1-2009-01990
Vietnam	Pending	1-2012-02696

(757) Title: THE USE OF SOLID CARRIER PARTICLES TO IMPROVE THE PROCESSABILITY OF A PHARMACEUTICAL AGENT

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201000364	9/28/2012	15589
African Regional Industrial Property Organization	Granted	AP/P/2010/005429	1/30/2015	3209
Armenia	Granted	201071173	3/31/2016	22950
Belarus	Granted	201071173	3/31/2016	22950
Ecuador	Pending	SP-10-10636
Eurasian Patent Organization	Published	201591353
Eurasian Patent Organization	Granted	201071173	3/31/2016	22950
India	Pending	7565/DELNP/2010
Indonesia	Published	W00201004105
Kazakhstan	Granted	201071173	3/31/2016	22950
Kyrgyz Republic	Granted	201071173	3/31/2016	22950
Moldova	Granted	201071173	3/31/2016	22950
South Africa	Granted	2010/08007	10/26/2011	2010/08007
Tajikistan	Granted	201071173	3/31/2016	22950
Turkmenistan	Granted	201071173	3/31/2016	22950

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

VietnamPending1-2010-02929

(775) Title: METHOD OF PREPARING AN INHIBITOR OF CYTOCHROME P450 MONOOXYGENASE, AND INTERMEDIATES INVOLVED

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201100311.00	4/1/2010	15801
Bolivia	Abandoned	11-114.749	4/1/2010
Eurasian Patent Organization	Granted	201190179.00	4/1/2010	22739
Eurasian Patent Organization	Published	201590979.00	4/1/2010
Ecuador	Pending	SP-11-11391	4/1/2010
Indonesia	Granted	W00201103554	4/1/2010	IDP000041448
India	Pending	7323/DELNP/2011	4/1/2010
Pakistan	Pending	262/2010	3/31/2010
Thailand	Published	1101002473.00	4/1/2010
Vietnam	Pending	1-2011-02324	4/1/2010
South Africa	Granted	2011/07430	4/1/2010	2011/07430

(895) Title: METHODS AND INTERMEDIATES FOR PREPARING PHARMACEUTICAL AGENTS

Country	Status	Application No.Filing DatePatent No.
India	Abandoned	6192/DELNP/2014

(899) Title: THERAPEUTIC COMPOUNDS

Country	Status	Application No.	FilingPatentIssue Date DateNo.
Eurasian Patent Organization	Published	201491287	2/1/2013
India	Pending	7100/DELNP/2014	2/1/2013

(EMU-108) Title: Antiviral Activity and Resolution of 2-Hydroxymethyl-5-(5-Fluorocytosin-1-yl)- 1,3-Oxathiolane

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Philippines	Granted	1-1992-43955	2/20/92	1-1992-43955	2/20/09
Philippines	Granted	55191	12/27/96	1-1996-55191	3/9/07
Philippines	Granted	55192	2/20/92	55192	12/19/08
Philippines	Granted	55193	2/20/92	55193	12/19/08

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

PhilippinesGranted551942/20/925519412/19/08

(EMU-4000) Title: 1,3-Oxathiolane Nucleoside Analogues

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Botswana	Granted	BW/A/1998/00163	4/27/98	BW/P/2002/00042	5/22/03
Domincan Republic	Granted	1793970004607.00	7/10/97	370	7/10/17
Honduras	Granted	PICA97118	8/18/97	3775	4/25/00
Jamaica	Granted	697267	7/8/97	3615	5/25/05
Nicaragua	Granted	97.0096	12/5/97	1134RPI	5/17/99

For purposes of this Appendix 2, references to “PCT,“ “OAPI,” “EAPO” and “ARIPO” shall not be construed or interpreted to grant rights to Licensee in any country other than those countries expressly included within the licenses granted to Licensee in Sections 2.1 and 2.2 of this Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 3
Terms for Technology Transfer

Gilead will make available to Licensee the following information in accordance with Section 5.4 to fully enable Licensee to manufacture FTC, TAF, TDF, EVG, COBI, TDF Product, TAF Product, EVG Product, COBI Product and Quad Product at commercial-scale quantities and in compliance with Gilead’s required quality specifications (but only to the extent not previously provided to Licensee under the Original License Agreement or other separate written agreement with Gilead and/or MPP):

1.	Manufacturing process descriptions, specifications and methods;

2.	Stability data;

3.	Analytical method validation; and

4.	Discussion of impurities.

Gilead will make available to Licensee the following information in accordance with Section 7 of the First Amendment to this Agreement, to fully enable Licensee to manufacture BIC and such FDA-approved Product containing BIC at commercial-scale quantities and in compliance with Gilead’s required quality specifications:

1.	Manufacturing process descriptions, specifications and methods;

2.	Stability data;

3.	Analytical method validation; and

4.	Discussion of impurities.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 4
Emtricitabine Patents

(EMU-108) Title: Antiviral Activity and Resolution of 2-Hydroxymethyl-5-(5-Fluorocytosin-1-yl)- 1,3-Oxathiolane

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Philippines	Granted	1-1992-43955	2/20/92	1-1992-43955	2/20/09
Philippines	Granted	55191	12/27/96	1-1996-55191	3/9/07
Philippines	Granted	55192	2/20/92	55192	12/19/08
Philippines	Granted	55193	2/20/92	55193	12/19/08
Philippines	Granted	55194	2/20/92	55194	12/19/08

(EMU-4000) Title: 1,3-Oxathiolane Nucleoside Analogues

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Botswana	Granted	BW/A/1998/00163	4/27/98	BW/P/2002/00042	5/22/03
Dominican Republic	Granted	1793970004607.00	7/10/97	370	7/10/17
Honduras	Granted	PICA97118	8/18/97	3775	4/25/00
Jamaica	Granted	697267	7/8/97	3615	5/25/05
Nicaragua	Granted	97.0096	12/5/97	1134RPI	5/17/99

(270) Title: COMPOSITIONS AND METHODS FOR COMBINATION ANTIVIRAL THERAPY

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
Armenia	Granted	1/13/2004	200501134	15145	6/13/2011
Eurasian Patent Organization	Published	1/13/2004	201100293
Eurasian Patent Organization	Granted	1/13/2004	200501134	15145	6/13/2011
Kazakhstan	Granted	1/13/2004	200501134	15145	6/13/2011
Kazakhstan	Pending		200501134 (PTE Application)
Kyrgyz Republic	Granted	1/13/2004	200501134	15145	6/13/2011
Kyrgyz Republic	Granted		200501134 (PTE Application)	15145	5/31/2012
Moldova	Granted	1/13/2004	200501134	15145	6/13/2011
Tajikistan	Granted	1/13/2004	200501134	15145	6/13/2011
Turkmenistan	Granted	1/13/2004	200501134	15145	6/13/2011
Turkmenistan	Pending		200501134 (PTE Application)

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(677) Title: A PHARMACEUTICAL COMPOSITION, A METHOD OF PREPARING THEREOF, AND A METHOD OF TREATING VIRAL DISEASES USING SAID COMPOSITION

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
Armenia	Granted	6/13/2006	200800033	17764	3/29/2013
Eurasian Patent Organization	Published	6/13/2006	201201265
Eurasian Patent Organization	Granted	6/13/2006	200800033	17764	3/29/2013
India	Pending	6/13/2006	9661/DELNP/2007
Kazakhstan	Granted	6/13/2006	200800033	17764	3/29/2013
Kyrgyz Republic	Granted	6/13/2006	200800033	17764	3/29/2013
Moldova	Granted	6/13/2006	200800033	17764	3/29/2013
South Africa	Granted	6/13/2006	2008/00297	2008/00297	4/28/2010
Tajikistan	Granted	6/13/2006	200800033	17764	3/29/2013
Turkmenistan	Granted	6/13/2006	200800033	17764	3/29/2013

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 5
Countries in the COBI Territory

1. Afghanistan	40.	Georgia	79.	Papua NewGuinea
2. Angola	41.	Ghana	80.	Phillipines
3. Anguilla	42.	Grenada	81.	Rwanda
4. Antigua and Barbuda	43.	Guatemala	82.	Saint Kitts and Nevis
5. Armenia	44.	Guinea	83.	Saint Lucia
6. Aruba	45.	Guinea-Bissau	84.	Saint Vincent & the
7. Bahamas	46.	Guyana		Grenadines
8. Bangladesh	47.	Haiti	85.	Samoa
9. Barbados	48.	Honduras	86.	São Tomé and Príncipe
10. Belarus	49.	India	87.	Senegal
11. Belize	50.	Indonesia	88.	Seychelles
12. Benin	51.	Jamaica	89.	Sierra Leone
13. Bhutan	52.	Kazakhstan	90.	Solomon Islands
14. Bolivia	53.	Kenya	91.	Somalia
15. Botswana	54.	Kiribati	92.	South Africa
16. British Virgin Islands	55.	Kyrgyzstan	93.	South Sudan
17. Burkina Faso	56.	Lao, People's Dem. Rep.	94.	Sri Lanka
18. Burundi	57.	Lesotho	95.	Sudan
19. Cambodia	58.	Liberia	96.	Surinam
20. Cameroon	59.	Madagascar	97.	Swaziland
21. Cape Verde	60.	Malawi	98.	Syrian Arab Republic
22. Central African Republic	61.	Malaysia	99.	Tajikistan
23. Chad	62.	Maldives	100.	Tanzania, U. Rep. of
24. Comoros	63.	Mali	101.	Thailand
25. Congo, Rep	64.	Mauritania	102.	Timor-Leste
26. Congo, Dem. Rep. of the	65.	Mauritius	103.	Togo
27. Côte d'Ivoire	66.	Moldova, Rep. of	104.	Tonga
28. Cuba	67.	Mongolia	105.	Trinidad and Tobago
29. Djibouti	68.	Montserrat	106.	Turkmenistan
30. Dominica	69.	Mozambique	107.	Turks and Caicos
31. Dominican Republic	70.	Myanmar	108.	Tuvalu
32. Ecuador	71.	Namibia	109.	Uganda
33. El Salvador	72.	Nauru	110.	Ukraine
34. Equatorial Guinea	73.	Nepal	111.	Uzbekistan
35. Eritrea	74.	Nicaragua	112.	Vanuatu
36. Ethiopia	75.	Niger	113.	Vietnam
37. Fiji Islands	76.	Nigeria	114.	Yemen
38. Gabon	77.	Pakistan	115.	Zambia
39. Gambia	78.	Palau	116.	Zimbabwe

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 6
Countries in the EVG- Quad Territory

1. Afghanistan	38.	Ghana	75. Rwanda
2. Angola	39.	Grenada	76. Saint Kitts and Nevis
3. Anguilla	40.	Guatemala	77. Saint Lucia
4. Antigua and Barbuda	41.	Guinea	78. Saint Vincent & the
5. Armenia	42.	Guinea-Bissau	Grenadines
6. Bahamas	43.	Guyana	79. Samoa
7. Bangladesh	44.	Haiti	80. São Tomé and Príncipe
8. Barbados	45.	Honduras	81. Senegal
9. Belize	46.	India	82. Seychelles
10. Benin	47.	Indonesia	83. Sierra Leone
11. Bhutan	48.	Jamaica	84. Solomon Islands
12. Bolivia	49.	Kazakhstan	85. Somalia
13. Botswana	50.	Kenya	86. South Africa
14. British Virgin Islands	51.	Kiribati	87. South Sudan
15. Burkina Faso	52.	Kyrgyzstan	88. Sri Lanka
16. Burundi	53.	Lao People's Dem. Rep.	89. Sudan
17. Cambodia	54.	Lesotho	90. Suriname
18. Cameroon	55.	Liberia	91. Swaziland
19. Cape Verde	56.	Madagascar	92. Syrian Arab Republic
20. Central African Republic	57.	Malawi	93. Tajikistan
21. Chad	58.	Maldives	94. Tanzania, U. Rep. of
22. Comoros	59.	Mali	95. Thailand
23. Congo, Rep	60.	Mauritania	96. Timor-Leste
24. Congo, Dem. Rep. of the	61.	Mauritius	97. Togo
25. Côte d'Ivoire	62.	Moldova, Rep. of	98. Tonga
26. Cuba	63.	Mongolia	99. Trinidad and Tobago
27. Djibouti	64.	Mozambique	100.Turkmenistan
28. Dominica	65.	Myanmar	101.Turks and Caicos
29. Ecuador	66.	Namibia	102.Tuvalu
30. El Salvador	67.	Nauru	103.Uganda
31. Equatorial Guinea	68.	Nepal	104.Uzbekistan
32. Eritrea	69.	Nicaragua	105.Vanuatu
33. Ethiopia	70.	Niger	106.Vietnam
34. Fiji Islands, Rep. of the	71.	Nigeria	107.Yemen
35. Gabon	72.	Pakistan	108.Zambia
36. Gambia	73.	Palau	109.Zimbabwe
37. Georgia	74.	Papua New Guinea

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 7
Countries in the BIC Territory

1. Afghanistan	40.	Georgia	79.	Papua NewGuinea
2. Angola	41.	Ghana	80.	Phillipines
3. Anguilla	42.	Grenada	81.	Rwanda
4. Antigua and Barbuda	43.	Guatemala	82.	Saint Kitts and Nevis
5. Armenia	44.	Guinea	83.	Saint Lucia
6. Aruba	45.	Guinea-Bissau	84.	Saint Vincent & the
7. Bahamas	46.	Guyana		Grenadines
8. Bangladesh	47.	Haiti	85.	Samoa
9. Barbados	48.	Honduras	86.	São Tomé and Príncipe
10. Belarus	49.	India	87.	Senegal
11. Belize	50.	Indonesia	88.	Seychelles
12. Benin	51.	Jamaica	89.	Sierra Leone
13. Bhutan	52.	Kazakhstan	90.	Solomon Islands
14. Bolivia	53.	Kenya	91.	Somalia
15. Botswana	54.	Kiribati	92.	South Africa
16. British Virgin Islands	55.	Kyrgyzstan	93.	South Sudan
17. Burkina Faso	56.	Lao, People's Dem. Rep.	94.	Sri Lanka
18. Burundi	57.	Lesotho	95.	Sudan
19. Cambodia	58.	Liberia	96.	Surinam
20. Cameroon	59.	Madagascar	97.	Swaziland
21. Cape Verde	60.	Malawi	98.	Syrian Arab Republic
22. Central African Republic	61.	Malaysia	99.	Tajikistan
23. Chad	62.	Maldives	100.	Tanzania, U. Rep. of
24. Comoros	63.	Mali	101.	Thailand
25. Congo, Rep	64.	Mauritania	102.	Timor-Leste
26. Congo, Dem. Rep. of the	65.	Mauritius	103.	Togo
27. Côte d'Ivoire	66.	Moldova, Rep. of	104.	Tonga
28. Cuba	67.	Mongolia	105.	Trinidad and Tobago
29. Djibouti	68.	Montserrat	106.	Turkmenistan
30. Dominica	69.	Mozambique	107.	Turks and Caicos
31. Dominican Republic	70.	Myanmar	108.	Tuvalu
32. Ecuador	71.	Namibia	109.	Uganda
33. El Salvador	72.	Nauru	110.	Ukraine
34. Equatorial Guinea	73.	Nepal	111.	Uzbekistan
35. Eritrea	74.	Nicaragua	112.	Vanuatu
36. Ethiopia	75.	Niger	113.	Vietnam
37. Fiji Islands	76.	Nigeria	114.	Yemen
38. Gabon	77.	Pakistan	115.	Zambia
39. Gambia	78.	Palau	116.	Zimbabwe

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

[APPENDIX 8-C FOR LICENSEES IN CHINA]
FIRST AMENDMENT
TO
[AMENDED AND RESTATED] LICENSE AGREEMENT

This FIRST AMENDMENT TO [AMENDED AND RESTATED] LICENSE AGREEMENT (this “Amendment”) is made as of [Insert Date] (the “Amendment Effective Date”) by and among Gilead Sciences, Inc. a Delaware corporation having its principal place of business at 333 Lakeside Drive, Foster City, California 94404, USA (“Gilead”), the Medicines Patent Pool, a non-profit foundation registered under the laws of Switzerland, and having a principal place of business at Rue de Varembé 7, 1202 Geneva, Switzerland (“MPP”), and ____________________ a company registered under the laws of China, and having a registered office at ______________________, China (“Licensee”).

R E C I T A L S

WHEREAS, Gilead, MPP, and Licensee entered into that certain [Amended and Restated] License Agreement effective as of _____________ (the “Agreement”), pursuant to which MPP granted Licensee certain licenses with respect to Gilead’s proprietary pharmaceutical agents tenofovir alafenamide, tenofovir disoproxil fumurate, elvitegravir, and cobicistat for treatment of HIV and HBV in developing world countries; and

WHEREAS, Gilead, MPP, and Licensee wish to amend the Agreement to add certain licenses with respect to Gilead’s proprietary pharmaceutical agent bictegravir for treatment of HIV in developing world countries, in accordance with the terms and conditions of this Amendment, all as more fully described below.

NOW, THEREFORE, Gilead, MPP, and Licensee agree as follows:

1.	Definitions.

a.	The definitions of the below terms are hereby deleted from Section 1 of the Agreement and replaced as follows:

“Active Pharmaceutical Ingredient” or “API” shall mean one or more of the following active pharmaceutical ingredients: tenofovir alafenamide (“TAF”), tenofovir disoproxil fumarate (“TDF”), elvitegravir (“EVG”), cobicistat (“COBI”), and bictegravir (“BIC”).

“Combination Products” shall mean COBI Combination Products, EVG Combination Products, TDF Combination Products, TAF Combination Products, BIC Combination Products, and Quad Products.

“Patents” shall mean (a) the patents and patent applications set forth in Appendix 2 hereto and (b) any other patents or patent applications (and resulting patents therefrom) that are in the Territory and owned or controlled by Gilead and its Affiliates during the term of this Agreement including to the extent falling within

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

clause (b) of this definition (i) those patents and patent applications exclusively licensed by Gilead from Japan Tobacco pursuant to the Japan Tobacco Agreement and (ii) those patents and patent applications claiming improvements or modifications to the manufacture of API, in the case of each patent and patent application referenced in clauses (a) and (b) solely to the extent necessary for Licensee to practice the licenses granted in Section 2 hereof.

“Product” shall mean COBI Product, EVG Product, TAF Product, TDF Product, COBI Combination Product, EVG Combination Product, TAF Combination Product, TDF Combination Product, BIC Product, BIC Combination Products, and the Quad Products.

“Territory” shall mean the TDF-TAF Territory, the COBI Territory, the EVG-Quad Territory, and the BIC Territory.

b.	The below terms are hereby added to Section 1 of the Agreement and are defined as follows:

“BIC Combination Product” shall mean a pharmaceutical product containing BIC in combination with any other active pharmaceutical ingredient other than TAF, TDF, EVG, or COBI (in each case subject to the restrictions set forth in Section 4 of this Amendment, including any co formulation, co-packaged product, bundled product, or other type of combination product.

“BIC Product” shall mean a formulated and finished pharmaceutical product containing BIC as its sole active pharmaceutical ingredient.

“BIC Territory” shall mean those countries listed on Appendix 6.

c.	All capitalized terms not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement.

2.	API License. Section 2.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“API License. Subject to the terms and conditions of this Agreement, MPP hereby grants to Licensee a royalty-free, non-exclusive, non-sublicensable (other than a sublicense to an Affiliate in accordance with Section 2.3 below), non-transferable license under the Licensed Technology to (i) make API in China solely for the purposes of exercising the licenses described in this Section 2.1; (ii) offer for sale and sell such API to Licensed Product Suppliers in India, China and South Africa for use solely for purposes set forth in the Licensed Product Suppliers’ direct or indirect license from Gilead as set forth in the definition of Licensed Product Suppliers; (iii) import Licensed API into China for purposes of exercising the license set forth in Section 2.2 or (iv) use API for Licensee’s own internal use in the applicable Territory. For clarity, the license granted in this Section 2.1 does not include, expressly or by implication, a license under any Gilead intellectual property right to manufacture, sell or distribute any active pharmaceutical ingredient owned or controlled by Gilead other than TAF, TDF, EVG, COBI, and BIC.”

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.	Product License. Section 2.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Product License. Subject to the terms and conditions of this Agreement, MPP hereby grants to Licensee a royalty-bearing, non-exclusive, non-sublicensable (other than a sublicense to an Affiliate in accordance with Section 2.3 below), non-transferable license under the Licensed Technology solely to make Product in China and sell, have sold, offer for sale, export from China and import (i) TAF Product, TAF Combination Product, TDF Product and TDF Combination Products in the Field in the TDF-TAF Territory, (ii) EVG Product, EVG Combination Products and the Quad Products in the Field in the EVG-Quad Territory, (iii) COBI Products and COBI Combination Products in the Field and in the COBI Territory, and
(iv) BIC Product and BIC Combination Products in the Field and in the BIC Territory; provided that in each case such Products shall be made only from Licensed API. For clarity,
(a) the licenses granted in this Section 2.2 do not include, expressly or by implication, a license under any Gilead intellectual property right to manufacture, sell or distribute any product containing active pharmaceutical ingredients owned or controlled by Gilead other than Products containing TAF, TDF, EVG, COBI, and BIC, and (b) notwithstanding the foregoing, the licenses granted under this Section 2.2 shall not extend to any active pharmaceutical ingredient included within a Product other than TAF, TDF, EVG, COBI, and BIC.”

4.	Affiliates. Section 2.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Affiliates. Licensee may grant sublicenses under the licenses granted in Section 2.1 or Section 2.2 to its Affiliates located in China upon prior written notice to Gilead and MPP. Upon Gilead’s or MPP’s request, Licensee shall provide Gilead and/or MPP (as applicable) with the written copies of the applicable sublicense agreement with such Affiliate(s). Further upon Gilead’s or MPP’s request, Licensee shall name Gilead and/or MPP (as applicable) as a third party beneficiary in any such sublicense agreement, in which case Licensee shall consent and hereby does consent to Gilead’s and/or MPP’s (as applicable) enforcement of such sublicense agreement to the extent relating to the obligations that Licensee is required hereunder to impose on its Affiliates. Licensee shall ensure that any such Affiliate complies with all the terms of this Agreement as if they were a party to this Agreement, and Licensee will be liable for the activities of such Affiliates as if such activities were performed by Licensee.”

5.	Product Sales.

a.	Section 2.5(b) of the Agreement is hereby amended to delete the first paragraph of such Section which is hereby replaced with the following:

“Subject to Sections 10.3(c) and 10.3(d) of the Agreement, Licensee agrees that it will not sell, offer for sale, or assist third parties (including Affiliates) in selling Product except for the sale and offer for sale of (A) TAF Product, TAF Combination, TDF Product and TDF Combination Product for use in the Field in and in the countries of the TDF-TAF Territory, (B) COBI Product and COBI Combination Product for use in the Field and in the countries of the COBI Territory, (C) EVG Product, EVG Combination Product and Quad Product for use in the Field and in the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

countries of the EVG-Quad Territory, and (D) BIC Product and BIC Combination Product for use in the Field and in the countries of the BIC Territory.”

b.	Section 2.5(b)(ii) is hereby deleted in its entirety and replaced with the following:

“Licensee agrees that it will not administer BIC to humans, or sell Products containing BIC until Gilead has obtained marketing approval for a Product containing BIC from the FDA.”

6.
Limitations on Product Combinations. Licensee will be allowed to manufacture and sell BIC in combination with other active pharmaceutical ingredients in the BIC Territory, provided in each case (A) Licensee has the legal right to manufacture and sell such other active pharmaceutical ingredients in the applicable country in the BIC Territory, and (B) such manufacture and sale is in accordance with the licenses granted herein.

7.	Gilead Distributors. Section 2.5(d)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Licensee may elect to sell finished Product in the Territory to any Gilead Distributor, provided, however, that (A) Licensee may only sell and offer for sale TAF Product, TAF Combination Product, TDF Product and TDF Combination Product to Gilead Distributors to sell in the TDF-TAF Territory, and may not sell or offer for sale TAF Product, TAF Combination Product, TDF Product or TDF Combination Product outside the TDF-TAF Territory, and may not import TAF Product or TAF Combination Product into any country outside the TDF-TAF Territory, (B) Licensee may only sell and offer for sale COBI Product and COBI Combination Product to Gilead Distributors to sell in the COBI Territory, and may not sell or offer for sale COBI Product or COBI Combination Product outside the COBI Territory, and may not import COBI Product or COBI Combination Product into any country outside the COBI Territory, (C) Licensee may only sell and offer for sale EVG Product, EVG Combination Product and Quad Product to Gilead Distributors to sell in the EVG-Quad Territory, and may not sell or offer for sale EVG Product, EVG Combination Product or Quad Product outside the EVG-Quad Territory, and may not import EVG Product, EVG Combination Product or Quad Product into any country outside the EVG-Quad Territory, (D) Licensee may only sell and offer for sale BIC Product and BIC Combination Product to Gilead Distributors to sell in the BIC Territory, and may not sell or offer for sale BIC Product or BIC Combination Product outside the BIC Territory, and may not import BIC Product or BIC Combination Product into any country outside the BIC Territory, and (E) Licensee shall only sell to such Gilead Distributor those Products that are bioequivalent to the branded products Gilead has granted such Gilead Distributor the right to sell in such country of the applicable Territory. Licensee shall only allow such Gilead Distributor to sell such Product in the countries within the country of the applicable Territory for which such Gilead Distributor has the right to sell branded Gilead product. For example, Licensee shall not sell to a Gilead Distributor (X) a Product containing TDF, emtricitabine (FTC) and efavirenz in a particular country in the TDF-TAF Territory, unless Gilead has granted such distributor the right to sell a branded product containing TDF, FTC and efavirenz in such country in the TDF-TAF Territory, or (Y) a Product containing both TDF and 3TC or both TAF and 3TC.”

8.	Third Party Reseller Agreements. Section 2.5(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

“Gilead/MPP Approval of Third Party Reseller Agreements. Licensee shall not enter into any agreements with Third Party Resellers on terms inconsistent with this Agreement without obtaining Gilead’s prior written approval. If Licensee enters into an agreement with any Third Party Reseller, then Licensee shall notify Gilead and MPP in writing, and shall certify that its arrangement with such Third Party Reseller is consistent with the terms and conditions of this Agreement. Upon Gilead’s or MPP’s request, Licensee shall provide Gilead and/or MPP (as applicable) with written copies of all agreements executed between Licensee and Third Party Resellers. Further upon Gilead’s or MPP’s request, Licensee shall name Gilead and/or MPP (as applicable) as a third party beneficiary in any such agreements, in which case Licensee shall consent and hereby does consent to Gilead’s and/or MPP’s (as applicable) enforcement of such agreements to the extent relating to the obligations that Licensee is required hereunder to impose upon Third Party Resellers. Gilead and/or MPP shall have the right to review all such agreements to verify consistency with the terms and conditions of this Agreement. In the event that any inconsistency is found which had not been specifically discussed and agreed with Gilead, then Gilead and/or MPP shall have the right to require Licensee to terminate such agreement. To the extent any such agreements relate to EVG, EVG Product, EVG Combination Product, or Quad Product, Gilead shall also have the right to share such agreements with Japan Tobacco.”

9.	Termination of Third Party Agreement by Gilead. Section 2.5(g) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Termination of Third Party Agreements by Gilead. Gilead may terminate the right of Licensee to sell Product to any Third Party Reseller pursuant to this Section 2.5, if Gilead believes in good faith that the Third Party Reseller is not acting in a way that is consistent with Licensee’s covenants under this Agreement, or if Licensee does not terminate Licensee’s agreement with such Third Party Reseller under the circumstances described in Section 2.5(e) or Section 2.5(f).”

10.	No Other Licenses. Section 2.6(d)(ii) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Except as expressly set forth in this Agreement, MPP does not grant any license under any of Gilead’s intellectual property rights (including, without limitation, patents or rights to any proprietary compounds or drug substances other than API) to Licensee.”

11.	Sourcing of API from API Suppliers. The last sentence of Section 3.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“In the event that any inconsistency is found which had not been specifically discussed and agreed with Gilead, each of Gilead and MPP shall have the right to require Licensee to terminate such agreement with such Gilead Supplier or Licensed API Supplier, and upon notice from Gilead and/or MPP to such effect, Licensee shall immediately terminate such agreement.”

12.	Royalty. As consideration for the licenses granted in Section 2 of the Agreement, as amended by Sections 2 and 3 of this Amendment, Licensee shall pay Gilead the following

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

royalties on Net Sales of BIC Product and BIC Combination Product in the Territory for the duration of the Royalty Term:

a.	5% of BIC Product Net Sales in the BIC Territory.

b.
5% of the portion of BIC Combination Product Net Sales attributable to the BIC component of such BIC Combination Product in the BIC Territory, as determined in accordance with Section 4.2 of the Agreement.

c.
To the extent any TAF Combination Product, TDF Combination Product, EVG Combination Product, and/or COBI Combination Product contains BIC, then in addition to royalties due from Licensee to Gilead for each other royalty bearing API in such Combination Product as set forth in Section 4.1(c), (f) and (h) of the Agreement, respectively, Licensee will pay Gilead 5% of the portion of such Combination Products Net Sales attributable to the BIC component of such Combination Product in the Territory applicable to such Combination Product, as determined in accordance with Section 4.2 of the Agreement.

13.
Quarterly Reports. In each Quarterly Report, Licensee shall provide Gilead with the following information (in addition to the information described in Section 4.3 of the Agreement): (i) any Drug Controller General of India export permits obtained by the Licensee for Product, including the quantity of Product exported, the final destination of the Product and the recipient of the Product; and (ii) any Central Drugs Standard Control Organization (CDSCO) No Objection Certificates (NOC) obtained by third parties for Product for which Licensee provided assistance, including the quantity of Product exported, the final destination of the Product and the recipient of the Product.

14.
Cooperation. If any party becomes aware of a suspected occurrence of any prohibited activity described in Section 7.2(a)(i)-(viii), such party will notify the other parties promptly, and following such notification, the parties will confer. Gilead (except in the case of Patents relating to EVG, EVG Product, EVG Combination Product or TAF Quad that are subject to the Japan Tobacco Agreement and controlled by Japan Tobacco) will have the right, but not the obligation, to bring an infringement or other action at its own expense, in its own name, and entirely under its own direction and control. Licensee will reasonably assist Gilead (or, where applicable, Japan Tobacco) in such actions or proceedings if so requested, and will lend its name to such actions or proceedings if required by law in order for Gilead (or Japan Tobacco) to bring such an action, which obligations shall survive the expiration or termination of the Agreement.

15.	Manufacturing Requirements Minimum Standards. Section 6.2(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Minimum Standards.

(i)Licensee agrees that it shall manufacture API and Product in a manner consistent with (i) the applicable Indian manufacturing standards; (ii) either World Health Organization (“WHO”) pre-qualification standards, standards of the European Medicines Agency (“EMA”), or United States Food and Drug Administration (“FDA”) tentative approval standards (“Minimum Quality Standards”); and (iii) on a country-by-country basis, any

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

applicable national, regional or local standards as may be required by the specific country where Product is sold.

(ii)As required by MPP, in the event that any of COBI, EVG, TAF or BIC are included in the WHO Consolidated Guidelines on the use of antiretroviral drugs for treating and preventing HIV infection (“WHO Guidelines”) or in the expression of interest for WHO pre- qualification for active pharmaceutical ingredients, Licensee shall apply for WHO pre- qualification or submit such included API’s Drug Master File (or equivalent) to the FDA no later than by the second anniversary of any such inclusion.

(iii)As required by MPP, in the event that any TAF Product or TAF Combination Product, BIC Product or BIC Combination Product, COBI Product or COBI Combination Product, EVG Product or EVG Combination Product, or the TDF Quad are included in WHO Guidelines or in the expression of interest for WHO pre-qualification of medicines, Licensee shall apply for WHO pre-qualification or FDA conditional approval for each such Product so included no later than by the third anniversary of any such inclusion.”

16.	Remedy for Failure. Section 6.2(c) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Remedy for Failure. If Licensee fails at any time to meet the Minimum Quality Standards with respect to the manufacture of API or Product, Gilead and/or MPP may elect, in their sole discretion and notwithstanding Section 10.2 or 10.3 hereof, to suspend the effectiveness of the licenses granted hereunder until such time as Gilead and/or MPP have determined that Licensee has corrected any such failure to Gilead’s and/or MPP's reasonable satisfaction. During any such suspension, Gilead and/or MPP and Licensee shall coordinate with each other to provide for the supply of API or Product, as appropriate, to ensure that end-user patient requirements are not disrupted as a result of such suspension.”

17.
Dose Requirements. All BIC Product and BIC Combination Products manufactured, used or sold by Licensee shall consist of dose concentrations of BIC that have been approved by the FDA. In the case of Products containing BIC, Licensee may manufacture or sell BIC Product, or BIC Combination Product consisting of an Alternate Dosage if such Alternate Dosage has been approved for use in the Field by the appropriate regulatory authority having jurisdiction over such Product.

18.
Pediatric Formulations. Licensee will have the right to develop a BIC Product or BIC Combination Product as either a liquid or dispersible tablet formulation for use in pediatric patients less than 12 years of age (such formulation shall be a Pediatric Formulation). If Licensee is granted regulatory approval to market such Pediatric Formulation, then Licensee will use reasonable efforts to make such Pediatric Formulation available throughout the BIC Territory (for purposes of Section 6.2(e) of the Agreement, the BIC Territory shall be Licensee’s Applicable Territory with respect to such Pediatric Formulation).

19.
Regulatory Filings and Inspections. To the extent Regulatory Reports relate to EVG, EVG Product, EVG Combination Product, or Quad Product, Gilead will have the right to share such Regulatory Reports with Japan Tobacco, which right shall survive the expiration or termination of the Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

20.	Safety Reporting. The following language is hereby added to the Agreement as Section 6.6:

“Safety Reporting.

a.	Licensee is responsible for all single and periodic reporting to all applicable regulatory authorities for the Products manufactured by or on behalf of Licensee under the Agreement.

b.
Licensee is responsible for all pharmacovigilance activities with respect to such Products, including but not limited to all associated signal detection, risk management and product labelling requirements.

c.
In the event Licensee receives an individual case safety report associated with any Gilead proprietary product, Licensee agrees to forward such reports to Gilead at E-Mail: SafetyFC@gilead.com    Fax: +1-650-522-5477.

d.
Licensee will forward details of any confirmed safety signals or emerging safety issues relating to Products manufactured by or on behalf of Licensee under this Agreement and any supporting documentation to the risk management contact at Gilead: Neda.Shokrai@gilead.com.”

21.	Diversion of Product and Technology. Section 7.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Diversion of Product and Technology.

(a)
Licensee covenants and agrees that Licensee and its Affiliates shall not, and shall require its Distributors and Third party Resellers not to: (i) divert or allow the diversion of API outside of India, China or South Africa, or to third parties that do not constitute Licensed Product Suppliers, (ii) divert or allow the diversion of TDF Product, TDF Combination Product, TAF Product or TAF Combination Product outside the TDF-TAF Territory, (iii) divert or allow the diversion of COBI Product or COBI Combination Product outside the COBI Territory, (iv) divert or allow the diversion of EVG Product, EVG Combination Product or Quad Product outside the EVG-Quad Territory, (v) divert or allow the diversion of BIC Product or BIC Combination Product outside the BIC Territory, (vi) divert or allow the diversion of Licensed Technology to any third party, except as expressly permitted under this Agreement, (vii) take any action that Gilead determines in good faith to be in furtherance of the activities described in clauses (i) - (vi), or (viii) assist or support, directly or indirectly, any third party in the conduct of the activities described in clauses (i) - (vii). The parties agree that it shall not be a breach of Section 3.1 or this Section 7.2 for Licensee or its Affiliate to file marketing approval applications for any Product in a country outside of the Territory as required by applicable regulatory authorities in such country for the commercialization of such Product in such country, or for Licensee or its Affiliate to provide developmental quantities of API or Product in support of its own marketing approval applications or a third party’s application for marketing approval, in each case, as required by applicable regulatory authorities in such country, it being understood that this provision shall not be construed as expressly or implicitly granting Licensee any right or license under any

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Gilead intellectual property rights beyond the licenses granted in Section 2 of this Agreement or otherwise providing any authorization by Gilead to do so, and does not constitute a waiver of any rights of Gilead under law that it may have to contest the filing or granting of such marketing approval applications.”

(b)
Damages. In the event (i) any Product is diverted (x) by Licensee or its Affiliate sublicensees, or (y) by another party with the assistance of the Licensee or its Affiliate sublicensees, in each case to any country outside the Territory in any manner described in Section 7.2(a), and (ii) a patent covering such Product has been granted in such country or in the country(ies) outside the Territory in which such Product is manufactured (collectively the circumstance described by clause (i) and (ii), a “Diversion Event”), then in addition to any other remedies Gilead may be entitled to at law or in equity, Gilead shall be entitled to injunctive relief and to receive lost profits associated with the Diversion Event, which such lost profits will be determined by taking into consideration the following factors: (1) the quantity of Product that is the subject of such Diversion Event; (2) the average profit Gilead receives from its sale of such Product in the country(ies) outside the Territory into which such Product was sold or otherwise transferred; and (3) any erosion in Gilead’s market share in such country(ies) outside the Territory as a result of such Diversion Event. This Section 7.2(b) shall survive the expiration or termination of the Agreement with respect to Products sold prior to such expiration or termination.”

22.	General Law Compliance. Section 7.3(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“General Law Compliance. Licensee covenants and agrees that it shall perform all activities under this Agreement in accordance with all applicable laws, rules, and regulations, including, without limitation, with respect to privacy, data protection, recalls, safety and reporting requirements and shall obtain, have and maintain all necessary regulatory approvals (including in China), marketing authorizations, permits and licenses, at Licensee’s expense for the manufacture and sale of API and/or Product and any other Licensee activities contemplated hereby.”

23.	FCPA and UK Bribery Act. Section 7.3(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

“FCPA and UK Bribery Act. Licensee covenants and agrees that neither the Licensee, nor any of its affiliates, nor any of their respective directors, officers, employees or agents (all of the foregoing, including affiliates collectively, “Licensee Representatives”) has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended (such act, including the rules and regulations thereunder, the “FCPA”), the U.K. Bribery Act of 2010 (“Bribery Act”), or any other applicable anti-bribery or anticorruption laws, rules or regulations (collectively with the FCPA and the Bribery Act, the “Anticorruption Laws”). Licensee covenants and agrees that Licensee and Licensee Representatives have conducted and will conduct their businesses in compliance with the Anticorruption Laws. Licensee covenants and agrees that it shall provide to Gilead on the Amendment Effective Date and within thirty (30) days after the beginning of each calendar year thereafter, certification in writing by Licensee of Licensee’s compliance with the Anticorruption Laws.”

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

24.	Gilead Right to Terminate. Section 10.3(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(b) Gilead and/or MPP shall have the right to terminate this Agreement, the covenant contained in Section 7.5 and/or one or both of the licenses granted pursuant to Section 2.1 or Section 2.2 (whether or not such event constitutes a right of termination pursuant to Section 10.2), if:

(i)Gilead determines in good faith that (A) a material quantity of API made or sold by Licensee has been diverted outside of South Africa, China or India, or to third parties that are not Licensed Product Suppliers, (B) a material quantity of Product made and/or sold by Licensee has been diverted to countries outside the Territory (other than with respect to such diversions occurring solely as a result of the circumstances expressly contemplated in Sections 7.3(c), 10.3(c) and 10.3(d) below), or (C) any of the prohibited activies described in Section 7.2(a)(i)-(viii) has occurred;

(ii)Gilead and/or MPP determines in good faith that, due to material deficiencies in Licensee’s compliance, or repeated failure to comply, with the Minimum Quality Standards, Licensee is unable to reliably and consistently manufacture API or Product in accordance with the Minimum Quality Standards;

(iii)Gilead determines in good faith that Licensee has obtained material quantities of API from sources outside of India, South Africa or China (subject to the provisions set forth in Sections 7.3(c) and 10.3(c)), or in ways that are inconsistent with the terms and conditions of Section 3; or

(iv)Gilead’s rights to EVG terminate due to the termination of the Japan Tobacco Agreement, provided, however, that in such event, such termination would only apply on a Product-by-Product basis and only with respect to Products containing EVG that are subject to the sublicense granted by Gilead under the Japan Tobacco Agreement.

Gilead shall give Licensee and MPP written notice of any such event and provide Licensee with a period of thirty (30) days after such notice to demonstrate that the conditions giving rise to Gilead’s determination no longer exist to Gilead’s reasonable satisfaction. If Licensee is unable to do so, this Agreement shall be terminated effective upon the thirtieth (30th) day following such notice. In the event that MPP independently exercises its right to terminate this Agreement pursuant to Sections 10.2 or 10.3, MPP shall provide notice to Gilead of such intent to terminate.”

25.
Licensee Right to Terminate License on an API Basis. For the avoidance of doubt any termination by Licensee of its license to BIC pursuant to Section 10.5 of the Agreement shall in turn terminate Licensee’s rights and licenses under all Patents that claim BIC (alone or in combination with any other compounds) to manufacture, sell, use, export or import any Product that contains BIC.

26.
Appendices. Appendices 1, 2, 3, 4, and 5 of the Agreement are hereby deleted and replaced with new Appendices 1, 2, 3, 4, and 5 attached to this Amendment, respectively. Appendix 6 attached to this Amendment is hereby added to the Agreement as Appendix 6.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

27.
Miscellaneous. This Amendment embodies the entire understanding of the Parties with respect to the subject matter hereof and supersedes all previous communications, representations or understandings, and agreements, whether oral or written, between the Parties relating to the subject matter hereof. Except as expressly amended by this Amendment, the terms and conditions of the Agreement will remain in full force and effect. This Amendment shall be effective as of the Amendment Effective Date, and may not be modified except by written agreement between the Parties. This Amendment will be governed by and construed under the laws of Hong Kong, without regard to its choice of law principles, and any dispute that arises hereunder shall be resolved by binding arbitration as set forth in Section 12.7 of the Agreement.

[signatures appear on following page]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

GILEAD:

Gilead Sciences, Inc.

By __________________________________
Name:
Title:

LICENSEE:

[Licensee]

By __________________________________
Name:
Title:

MPP:

Medicines Patent Pool

By __________________________________
Name:
Title:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 1
Countries in the TDF-TAF Territory

1. Afghanistan	40.	Georgia	79.	Papua NewGuinea
2. Angola	41.	Ghana	80.	Phillipines
3. Anguilla	42.	Grenada	81.	Rwanda
4. Antigua and Barbuda	43.	Guatemala	82.	Saint Kitts and Nevis
5. Armenia	44.	Guinea	83.	Saint Lucia
6. Aruba	45.	Guinea-Bissau	84.	Saint Vincent & the
7. Bahamas	46.	Guyana		Grenadines
8. Bangladesh	47.	Haiti	85.	Samoa
9. Barbados	48.	Honduras	86.	São Tomé and Príncipe
10. Belarus	49.	India	87.	Senegal
11. Belize	50.	Indonesia	88.	Seychelles
12. Benin	51.	Jamaica	89.	Sierra Leone
13. Bhutan	52.	Kazakhstan	90.	Solomon Islands
14. Bolivia	53.	Kenya	91.	Somalia
15. Botswana	54.	Kiribati	92.	South Africa
16. British Virgin Islands	55.	Kyrgyzstan	93.	South Sudan
17. Burkina Faso	56.	Lao, People's Dem. Rep.	94.	Sri Lanka
18. Burundi	57.	Lesotho	95.	Sudan
19. Cambodia	58.	Liberia	96.	Surinam
20. Cameroon	59.	Madagascar	97.	Swaziland
21. Cape Verde	60.	Malawi	98.	Syrian Arab Republic
22. Central African Republic	61.	Malaysia	99.	Tajikistan
23. Chad	62.	Maldives	100.	Tanzania, U. Rep. of
24. Comoros	63.	Mali	101.	Thailand
25. Congo, Rep	64.	Mauritania	102.	Timor-Leste
26. Congo, Dem. Rep. of the	65.	Mauritius	103.	Togo
27. Côte d'Ivoire	66.	Moldova, Rep. of	104.	Tonga
28. Cuba	67.	Mongolia	105.	Trinidad and Tobago
29. Djibouti	68.	Montserrat	106.	Turkmenistan
30. Dominica	69.	Mozambique	107.	Turks and Caicos
31. Dominican Republic	70.	Myanmar	108.	Tuvalu
32. Ecuador	71.	Namibia	109.	Uganda
33. El Salvador	72.	Nauru	110.	Ukraine
34. Equatorial Guinea	73.	Nepal	111.	Uzbekistan
35. Eritrea	74.	Nicaragua	112.	Vanuatu
36. Ethiopia	75.	Niger	113.	Vietnam
37. Fiji Islands	76.	Nigeria	114.	Yemen
38. Gabon	77.	Pakistan	115.	Zambia
39. Gambia	78.	Palau	116.	Zimbabwe

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 2
Patents

APPENDIX 2
Patents

TDF Patents

(221) Title: NUCLEOTIDE ANALOGS

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
China (People's Republic)	Granted	7/25/1997	200810083233.70	200810083233.70	12/12/2012
China (People's Republic)	Granted	7/25/1997	97197460.8	ZL97197460.8	4/30/2008
India	Pending	7/25/1997	2076/DEL/1997

(230) Title: NUCLEOTIDE ANALOG COMPOSITION AND SYNTHESIS METHOD

SubCase	Status	Filing Date	Application No.	Patent No.	Issue Date
China (People's Republic)	Granted	7/23/1998	200510099916.80	ZL200510099916.8	9/24/2008
China (People's Republic)	Granted	7/23/1998	200410046290X	200410046290X	4/19/2006
India	Pending	7/24/1998	896/DEL/2002
India	Pending	7/24/1998	963/DEL/2002
India	Pending	7/24/1998	1362/DEL/2004
India	Granted	7/24/1998	2174/DEL/1998	190780	3/15/2004
Indonesia	Granted	7/23/1998	W-991548	7658	4/11/2002

(270) Title: COMPOSITIONS AND METHODS FOR COMBINATION ANTIVIRAL THERAPY

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
Armenia	Granted	1/13/2004	200501134	15145	6/13/2011
China (People's Republic)	Published	1/13/2004	201510697340.90
China (People's Republic)	Granted	1/13/2004	201210094391.90	ZL201210094391.9	2/24/2016
China (People's Republic)	Granted	1/13/2004	200480002190.50	200480002190.50	6/6/2012
Eurasian Patent Organization	Published	1/13/2004	201100293
Eurasian Patent Organization	Granted	1/13/2004	200501134	15145	6/13/2011
Kazakhstan	Granted	1/13/2004	200501134	15145	6/13/2011

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Kazakhstan	Pending		200501134 (PTE Application)
Kyrgyz Republic	Granted	1/13/2004	200501134	15145	6/13/2011
Kyrgyz Republic	Granted		200501134 (PTE Application)	15145	5/31/2012
Moldova	Granted	1/13/2004	200501134	15145	6/13/2011
Tajikistan	Granted	1/13/2004	200501134	15145	6/13/2011
Turkmenistan	Granted	1/13/2004	200501134	15145	6/13/2011
Turkmenistan	Pending		200501134 (PTE Application)

(676) Title: METHOD AND COMPOSITION FOR PHARMACEUTICAL PRODUCT

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
China (People's Republic)	Granted	6/13/2006	200680026180.40	ZL200680026180.4	10/7/2015

(677) Title: A PHARMACEUTICAL COMPOSITION, A METHOD OF PREPARING THEREOF, AND A METHOD OF TREATING VIRAL DISEASES USING SAID COMPOSITION

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
Armenia	Granted	6/13/2006	200800033	17764	3/29/2013
China (People's Republic)	Granted	6/13/2006	200680026866.30	200680026866.30	3/27/2013
Eurasian Patent Organization	Published	6/13/2006	201201265
Eurasian Patent Organization	Granted	6/13/2006	200800033	17764	3/29/2013
India	Pending	6/13/2006	9661/DELNP/2007
Kazakhstan	Granted	6/13/2006	200800033	17764	3/29/2013
Kyrgyz Republic	Granted	6/13/2006	200800033	17764	3/29/2013
Moldova	Granted	6/13/2006	200800033	17764	3/29/2013
South Africa	Granted	6/13/2006	2008/00297	2008/00297	4/28/2010
Tajikistan	Granted	6/13/2006	200800033	17764	3/29/2013
Turkmenistan	Granted	6/13/2006	200800033	17764	3/29/2013

TAF Patents

(249) Title: PRODRUGS OF PHOSPHONATE NUCLEOTIDE ANALOGUES AND METHODS FOR SELECTING AND MAKING SAME

Country	Status	Filing Date	Application No.	Patent No.	Issue Date

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

African	Granted	1200300003	7/20/2001	12393	12/29/2003
Intellectual
Property
Organization
(OAPI)
African Regional	Granted	2003/002724	7/20/2001	AP 1466	9/22/2005
Industrial
Property
Organization
Anguilla	Granted	AI/A/2015/00173	7/20/2001	AI/A/2015/00173	11/2/2015
China (People's Republic)	Granted	1813161.1	7/20/2001	ZL01813161.1	12/27/2006
China (People's Republic)	Granted	200410097845.30	7/20/2001	ZL200410097845.3	7/16/2008
Congo, Democratic Republic of	Granted	NP/002/EXT/2016	7/20/2001	2016/4386	11/11/2016
Ethiopia	Granted	ET/PI/15/184	7/20/2001	135	5/25/2016
Eurasian Patent Organization	Granted	200300188	7/20/2001	4926	10/28/2004
Falkland Islands (Malvinas)	Granted		7/20/2001	15365	8/25/2015
Fiji	Published	1214	7/20/2001
Grenada	Granted	7 of 2015	7/20/2001	7 of 2015	10/6/2015
Guyana	Published	1641	7/20/2001
Haiti	Pending		7/20/2001
India	Granted	9/MUMNP/2003	7/20/2001	208435	7/27/2007
India	Granted	00529/MUMNP/2006	7/20/2001	241597	7/14/2010
Indonesia	Granted	W-00200602129	7/20/2001	IDP0022897	2/20/2009
Indonesia	Granted	W-00200804005	7/20/2001	IDP000040148	2/15/2016
Indonesia	Granted	W00200300261	7/20/2001	IDP0022911	2/20/2009
Jamaica	Pending	18/1/5695	7/20/2001
Kiribati	Granted	14/15	7/20/2001	14/15	10/7/2015
Montserrat	Granted	1961695.2	7/20/2001	1301519	9/23/2015
Nepal	Pending	669	7/20/2001
Seychelles	Granted	1301519	7/20/2001	1301519	5/25/2016
Sierra Leone	Pending	EP1301519	7/20/2001
Solomon Islands	Granted	J37/371	7/20/2001	J37/371	3/3/2016
South Africa	Granted	2002/10271	7/20/2001	2002/10271	12/31/2003
Turks and Caicos Islands	Pending	10213	7/20/2001
Tuvalu	Granted		2/25/2015	TVP1301519	1/6/2016
Vietnam	Granted	1-2002-01193	7/20/2001	8475	5/24/2010
Virgin Islands (British)	Granted	414/5/2015	7/20/2001	414/5/2015	12/1/2015

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(872) Title: TENOFOVIR ALAFENAMIDE HEMIFUMARATE

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property Organization (OAPI)	Granted	1201400057	8/15/2012	17070	6/29/2015
African Regional Industrial Property Organization	Granted	AP/P/2014/007437	8/15/2012	3639	3/31/2016
Bahamas	Granted	2441	8/15/2012	2441	6/19/2014
Bolivia	Pending	SP-0277-2012	8/15/2012
China (People's Republic)	Published	201280039891.00	8/15/2012
Ecuador	Pending	SP-14-13206-PCT	8/15/2012
El Salvador	Pending	E-4659-2014	8/15/2012
Eurasian Patent Organization	Published	201490208	8/15/2012
India	Pending	1012/DELNP/2014	8/15/2012
Indonesia	Published	P00201400805	8/15/2012
Moldova	Pending	A20140011	8/15/2012
Pakistan	Pending	539/2012	8/15/2012
Philippines	Granted	1-2014-500349	8/15/2012	1-2014- 500349	2/29/2016
South Africa	Allowed	2014/00582	8/15/2012
Thailand	Pending	1401000784	8/15/2012
Vietnam	Pending	1-2014-00440	8/15/2012

(877) Title: METHODS FOR PREPARING ANTI-VIRAL NUCLEOTIDE ANALOGS

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Bahamas	Granted	2455	10/3/2012	2455	6/24/2014
Bolivia	Granted	SP-0352-2012	10/3/2012	6385-B	11/26/2014
China (People's Republic)	Published	201280048965.70	10/3/2012
Ecuador	Published	IEPI-2014-74	10/3/2012
El Salvador	Published	E-4696/2014	10/3/2012
Eurasian Patent Organization	Allowed	201490753	10/3/2012
India	Published	2953/DELNP/2014	10/3/2012
Pakistan	Pending	671/2012	10/3/2012

EVG Patents

(JF-0136) Title: COMPOUND AND METHOD OF USE

Country	Status	Filing Date	Application No.	Patent No.	Issue Date

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Bolivia	Pending	SP-230265	11/18/2003
China (People's Republic)	Granted	200380100277.10	11/20/2003	ZL200380100277.1	3/19/2008
India	Granted	01316/CHENP/2004	11/20/2003	245833	2/3/2011
Indonesia	Granted	WO00200401542	11/20/2003	P0023507	6/1/2009
Nigeria	Granted	424/2003	11/19/2003	RP.15779	10/20/2004
Philippines	Granted	1-2004-500895	11/20/2003	1-2004-500895	8/20/2008
South Africa	Granted	2004/4537	11/20/2003	2004/4537	8/31/2005
Thailand	Pending	301004379	11/20/2003
Vietnam	Granted	1-2004-00605	11/20/2003	1-0011884	10/7/2013

(JF-0179) Title: CRYSTALLINE FORM

Country	Status	Application No.	FilingPatent No. Date
Bolivia	Pending	SP-250121	5/19/2005
China (People's Republic)	Granted	200580016142.60	5/19/2005	ZL200580016142.6	5/26/2010
India	Pending	357/CHENP/2010	5/19/2005
Philippines	Granted	1-2006-502297	5/19/2005	1-2006-502297	11/19/2010
South Africa	Granted	2006/10647	5/19/2005	2006/10647	6/25/2008
Thailand	Pending	100718	5/19/2005

(JF-0193) Title: MANUFACTURING PROCESS: ROUTE D AND F

Country	Status	Application No.:	Filing Date	Patent No.	Issue Date
China	Granted	200780016151.40	3/6/2007	200780016151.40	2/6/2013
India	Granted	5344/CHENP/2008	3/6/2007	258895	2/13/2014
India	Pending	532/CHENP/2014	3/6/2007

(JF-0192) Title: MANUFACTURING PROCESS: ROUTE C AND E

Country	Status	Application No.	Filing Date	Patent No:	Issue Date
African Regional Industrial Property Organization	Granted	AP/P/2008/004621	3/6/2007	2914	5/5/2014
China	Granted	200780016172.60	3/6/2007	ZL200780016172.60	5/29/2013
Eurasian Patent Organization	Granted	200870321	3/6/2007	17861	3/29/2013
Indonesia	Pending	W00200802860	3/6/2007	IDP0032077	10/22/2012
India	Granted	5341/CHENP/2008	3/6/2007	258747	2/4/2014
India	Pending	613/CHENP/2014	3/6/2007

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

African Intellectual Property Organization (OAPI)	Granted	1200800317	3/6/2007	14280	3/31/2009
Vietnam	Granted	1-2008-02431	3/6/2007	14450	8/17/2015
South Africa	Granted	2008/07547	3/6/2007	2008/07547	11/25/2009

(718) Title: METHODS OF IMPROVING THE PHARMACOKINETICS OF HIV INTEGRASE INHIBITORS

Country	Status	Application No.	Filing Date	Patent No.
Armenia	Granted	200801619	12/29/2006	18544	8/30/2013
African Regional Industrial Property Organization	Granted	AP/P/2008/004522	12/29/2006	AP2702	7/31/2013
China (People's Republic)	Published	201410249622.80	12/29/2006
Eurasian Patent Organization	Granted	200801619	12/29/2006	18544	8/30/2013
Eurasian Patent Organization	Published	201201496	12/29/2006
Indonesia	Pending	W00201102461	12/29/2006
Indonesia	Published	W00 2008 02128	12/29/2006
India	Pending	6748/DELNP/2015	12/29/2006
India	Pending	5576/DELNP/2008	12/29/2006
Kyrgyz Republic	Granted	200801619	12/29/2006	18544	8/30/2013
Moldova	Granted	200801619	12/29/2006	18544	8/30/2013
African Intellectual Property Organization (OAPI)	Granted	1200800239	12/29/2006	14320	6/30/2009
Tajikistan	Granted	200801619	12/29/2006	18544	8/30/2013
Turkmenistan	Granted	200801619	12/29/2006	18544	8/30/2013
Vietnam	Pending	1-2008-01921	12/29/2006
South Africa	Granted	2008/06222	12/29/2006	2008/06222	3/25/2009
(720) Title: PROCESS AND INTERMEDIATES FOR PREPARING INTEGRASE INHIBITORS

Country	Status	Application No.	Filing Date	Patent Number	Issue Date
Armenia	Granted	200900441	9/11/2007	22099	11/30/2015
African Regional Industrial Property Organization	Granted	AP/P/2009/004831	9/11/2007	AP3004	10/16/2014
China	Granted	200780033907.60	9/11/2007	ZL200780033907.6	10/16/2013
China	Granted	201210224990.80	9/11/2007	CN102766098B	3/30/2016
China	Abandoned	201510922236.50	9/11/2007
China	Published	201510922511.30	9/11/2007

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Eurasian Patent Organization	Granted	200900441	9/11/2007	22099	11/30/2015
Indonesia	Published	W00200900634	9/11/2007
Kyrgyz Republic	Granted	200900441	9/11/2007	22099	11/30/2015
Kazakhstan	Granted	200900441	9/11/2007	22099	11/30/2015
Moldova	Granted	200900441	9/11/2007	22099	11/30/2015
African Intellectual	Granted	1200900070	9/11/2007	14458	9/30/2009
Property
Organization
(OAPI)
Thailand	Published	701004583	9/11/2007
Tajikistan	Granted	200900441	9/11/2007	22099	11/30/2015
Turkmenistan	Granted	200900441	9/11/2007	22099	11/30/2015
Vietnam	Granted	1-2009-00636	9/11/2007	11932	10/22/2013
Vietnam	Granted	1-2012-01354	9/11/2007	14698	10/20/2015
South Africa	Granted	2009/01576	9/11/2007	2009/01576	2/24/2010

(746) Title: PROCESS AND INTERMEDIATES FOR PREPARING INTEGRASE INHIBITORS

Country	Status	Application No	Filing Date	Patent Number	Issue Date
African Regional Industrial Property Organization	Granted	AP/P/2010/005187	9/11/2008	AP 2785	10/31/2013
China	Granted	200880106554.20	9/11/2008	ZL200880106554.2	7/9/2014
Eurasian Patent Organization	Granted	201070256	9/11/2008	19431	3/31/2014
Ecuador	Inactive	SP-10-10081	9/11/2008
Indonesia	Published	W00201000759	9/11/2008
India	Pending	1615/DELNP/2010	9/11/2008
African Intellectual Property Organization (OAPI)	Granted	1201000093	9/11/2008	15058
Thailand	Published	801004676	9/11/2008
Vietnam	Granted	1-2010-00483	9/11/2008	10866	11/20/2012
South Africa	Granted	2010/02066	9/11/2008	2010/02066	12/29/2010

(903) Title: PROCESS AND INTERMEDIATES FOR PREPARING INTEGRASE INHIBITORS

Country	Status	Application No.	Filing Date	Patent No.
China (People's Republic)	Granted	201380041287.60	8/1/2013	ZL201380041287.6	11/2/2016
Eurasian Patent Organization	Allowed	201590018	8/1/2013
India	Pending	1688/DELNP/2015	8/1/2013

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

COBI Patents

(692) Title: MODULATORS OF PHARMACOKINETIC PROPERTIES OF THERAPEUTICS

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1200800450	9/30/2009	14409
African Regional Industrial Property Organization	Granted	AP/P/2008/004720	9/30/2014	AP2985
Anguilla	Granted	AI/A/2015/00172	11/2/2015	AI/A/2015/00172
Armenia	Granted	200900155	11/28/2014	20489
China (People's Republic)	Granted	200780025607.30	5/29/2013	ZL200780025607.3
China (People's Republic)	Granted	201310141408.60	4/29/2015	ZL201310141408.6
Congo, Democratic Republic of	Pending	NP/004/EXT/2016
Ethiopia	Granted	ET/PI/15/185	5/25/2016	134
Eurasian Patent Organization	Allowed	201270738
Eurasian Patent Organization	Granted	200900155	11/28/2014	20489
Fiji	Published	1217
Guyana	Published	1642
Haiti	Pending
India	Pending	10487/DELNP/2008
Indonesia	Granted	W00200900061	8/12/2016	IDP00042227
Jamaica	Pending	18/1/5696
Kazakhstan	Granted	200900155	11/28/2014	20489
Kiribati	Granted	13/15	10/7/2015	13/15
Kyrgyz Republic	Granted	200900155	11/28/2014	20489
Moldova	Granted	200900155	11/28/2014	20489
Montserrat	Granted		9/23/2015	3 of 2015
Nauru	Pending
Nepal	Pending	894
Seychelles	Granted	2049506	5/25/2016	2049506
Sierra Leone	Pending	EP2049506
Solomon Islands	Granted	J37/370	2/10/2016	J37/370
South Africa	Pending	2008/10399
Tajikistan	Granted	200900155	11/28/2014	20489
Thailand	Published	701003404
Turkmenistan	Granted	200900155	11/28/2014	20489
Turks and Caicos Islands	Pending	10214
Tuvalu	Granted		11/7/2015	TVP2049506
Vanuatu	Unfiled
Vietnam	Pending	1-2009-00240
Vietnam	Pending	1-2012-02702

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Virgin Islands (British)Granted415/6/201512/1/2015415/6/2015

(719) Title: MODULATORS OF PHARMACOKINETIC PROPERTIES OF THERAPEUTICS

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1200900273	6/30/2010	14749
African Regional Industrial Property Organization	Granted	AP/P/2009/004964	9/16/2014	AP2986
African Regional Industrial Property Organization	Granted	AP/P/2013/007042	11/30/2016	AP3915
Armenia	Granted	200901155	7/30/2014	19893
China (People's Republic)	Granted	201310326757.50	6/10/2015	10326757
China (People's Republic)	Granted	200880013255.40	8/28/2013	ZL200880013255.4
Eurasian Patent Organization	Granted	200901155	7/30/2014	19893
Fiji	Granted
Indonesia	Granted	W00200902299	3/18/2015	IDP000038076
Kazakhstan	Granted	200901155	7/30/2014	19893
Kyrgyz Republic	Granted	200901155	7/30/2014	19893
Moldova	Granted	200901155	7/30/2014	19893
South Africa	Pending	2009/05882
South Africa	Unfiled
Tajikistan	Granted	200901155	7/30/2014	19893
Thailand	Pending	801000867
Turkmenistan	Granted	200901155	7/30/2014	19893
Vietnam	Pending	1-2009-01990
Vietnam	Pending	1-2012-02696

(757) Title: THE USE OF SOLID CARRIER PARTICLES TO IMPROVE THE PROCESSABILITY OF A PHARMACEUTICAL AGENT

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201000364	9/28/2012	15589
African Regional Industrial Property Organization	Granted	AP/P/2010/005429	1/30/2015	3209
Armenia	Granted	201071173	3/31/2016	22950
Belarus	Granted	201071173	3/31/2016	22950
China (People's Republic)	Published	201510408376.00
China (People's Republic)	Published	201310447258.10
Ecuador	Pending	SP-10-10636

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Eurasian Patent Organization	Published	201591353
Eurasian Patent Organization	Granted	201071173	3/31/2016	22950
India	Pending	7565/DELNP/2010
Indonesia	Published	W00201004105
Kazakhstan	Granted	201071173	3/31/2016	22950
Kyrgyz Republic	Granted	201071173	3/31/2016	22950
Moldova	Granted	201071173	3/31/2016	22950
South Africa	Granted	2010/08007	10/26/2011	2010/08007
Tajikistan	Granted	201071173	3/31/2016	22950
Turkmenistan	Granted	201071173	3/31/2016	22950
Vietnam	Pending	1-2010-02929

(775) Title: METHOD OF PREPARING AN INHIBITOR OF CYTOCHROME P450 MONOOXYGENASE, AND INTERMEDIATES INVOLVED

Country	Status	Application No.FilingPatent No. Date
African Regional Industrial Property Organization	Granted	AP/P/2011/005864
African Intellectual Property Organization (OAPI)	Granted	1201100311.00	4/1/2010	15801
Bolivia	Published	SP-0082-2010	4/1/2010
China	Granted	201080014307.70	4/1/2010	ZL201080014307.7
China	Published	201510160505.90	4/1/2010
Eurasian Patent Organization	Granted	201190179.00	4/1/2010	22739
Eurasian Patent Organization	Published	201590979.00	4/1/2010
Ecuador	Pending	SP-11-11391	4/1/2010
Indonesia	Granted	W00201103554	4/1/2010	IDP000041448
India	Pending	7323/DELNP/2011	4/1/2010
Pakistan	Pending	262/2010	3/31/2010
Thailand	Published	1101002473.00	4/1/2010
Vietnam	Pending	1-2011-02324	4/1/2010
South Africa	Granted	2011/07430	4/1/2010	2011/07430

(783) Title: TABLETS FOR COMBINATION THERAPY

Country	Status	Application No.FilingPatent No. Date
African Intellectual Property Organization (OAPI)	Pending	1201100281
African Regional Industrial Property Organization	Granted	AP/P/2011/05857	5/6/2015	AP3250
Armenia	Granted	201190125	5/29/2015	21313

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Azerbaijan	Granted	201190125	5/29/2015	21313
Bolivia	Pending	SP-00292010
China (People's Republic)	Granted	201080006646.00	9/11/2013	ZL201080006646.0
Ecuador	Pending	SP-11-11307
Eurasian Patent Organization	Published	201491658
Eurasian Patent Organization	Granted	201190125	5/29/2015	21313
India	Pending	5823/DELNP/2011
Indonesia	Granted	W00201103098	3/30/2016	IDP000040606
Kazakhstan	Granted	201190125	5/29/2015	21313
Kyrgyz Republic	Granted	201190125	5/29/2015	21313
Moldova	Granted	201190125	5/29/2015	21313
Pakistan	Allowed	94/2010
Singapore	Published	2014007744
South Africa	Granted	2011/06154	5/28/2014	2011/06154
Tajikistan	Granted	201190125	5/29/2015	21313
Thailand	Published	1101001423
Turkmenistan	Granted	201190125	5/29/2015	21313
Vietnam	Pending	1-2011-02035

(895) Title: METHODS AND INTERMEDIATES FOR PREPARING PHARMACEUTICAL AGENTS

Country	Status	Application No.Filing DatePatent No.
China	Abandoned	201380007712.X
India	Abandoned	6192/DELNP/2014

BIC Patents

(1007) TITLE: POLYCYCLIC-CARBAMOYLPYRIDONE COMPOUNDS AND THEIR PHARMACEUTICAL USE

Country	Status	Application No.	FilingPatent No.Issue DateDate
African Intellectual Property Organization (OAPI)	Pending	1201500240	12/19/2013
African Regional Industrial Property Organization	Pending	AP/P/2015/008510	12/19/2013
Anguilla	Pending	AI/A/2016/00180	12/19/2013
Bahamas	Pending	2551	12/19/2013
Bolivia	Published	SP-00412-2013	12/20/2013
China	Published	201380073134.X	12/19/2013
Congo, Democratic	Pending		12/19/2013

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Republic of
Ecuador	Published	IEPI-2015-31224	12/19/2013
El Salvador	Published	E-5002-2015	12/19/2013
Ethiopia	Pending	ET/PI/16/204	12/19/2013
Eurasian Patent Organization	Published	201591027	12/19/2013
Fiji	Published	1229	12/19/2013
Grenada	Granted		12/19/2013		7/19/2016
Guyana	Pending	1656	12/19/2013
Haiti	Pending		12/19/2013
India	Pending	5535/DELNP/2015	12/19/2013
Indonesia	Allowed	P00201503852	12/19/2013
Indonesia	Pending	P00201607128	12/19/2013
Jamaica	Pending	18/1/5740	12/19/2013
Kiribati	Granted		12/19/2013		9/20/2016
Moldova	Pending	a20150064	12/19/2013
Montserrat	Granted		12/19/2013	4 OF 2016	5/27/2016
Nepal	Pending	4	12/19/2013
Pakistan	Pending	908/2013	12/20/2013
Philippines	Published	1-2015-501445	12/19/2013
Philippines	Pending	1-2016-500389	12/19/2013
Seychelles	Pending	2822954	12/19/2013
Sierra Leone	Pending		12/19/2013
Solomon Islands	Granted		12/19/2013	J37/379	8/5/2016
South Africa	Pending	2015/04914	12/19/2013
South Africa	Pending	2015/07997	12/19/2013
South Korea	Pending	10-2015-7019194	12/19/2013
Thailand	Pending	1501003563	12/19/2013
Turks and Caicos Islands	Granted	10226	12/19/2013	10226	9/7/2016
Tuvalu	Granted	TVP2822954	12/19/2013	TVP2822954	8/15/2016
Vietnam	Granted	1-2015-02321	12/19/2013	15503	5/16/2016
Vietnam	Pending	1-2015-04199	12/19/2013
Virgin Islands (British)	Granted	EP2822954	12/19/2013	427/5/2016	9/21/2016

(1091) Title: SODIUM (2R,5S,13AR)-7,9-DIOXO-10-((2,4,6- TRIFLUOROBENZYL)CARBAMOYL)-2,3,4,5,7,9,13,13A-OCTAHYDRO-2,5- METHANOPYRIDO[1',2':4,5]PYRAZINO[2,1-B]OXAZEPIN-8-OLATE

Country	Status	Application No.	FilingPatentIssue Date DateNo.
African Regional Industrial Property Organization	Pending	AP/P/2016/009591	6/19/2015

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

African Intellectual Property Organization (OAPI)	Pending	1201600454	6/19/2015
Bolivia	Published	SP 126-2015	6/19/2015
Bahamas	Allowed	2701	6/18/2015
China	Published	201580033152.40	6/19/2015
Cuba	Pending	2016-0187	6/19/2015
Dominican Republic	Published	P2016-0327	6/19/2015
Eurasian Patent Organization	Pending	201692414	6/19/2015
Ecuador	Published	IEPI-2016-95566	6/19/2015
El Salvador	Pending	2016005339	6/19/2015
Guatemala	Pending	A2016-000262	6/19/2015
Indonesia	Unfiled
India	Pending	201617042937.00	6/19/2015
Nigeria	Pending	NG/PT/C/2016/2106	6/19/2015
Philippines	Pending
Pakistan	Pending	382/2015	6/18/2015
Thailand	Pending
Trinidad and Tobago	Pending	TT/A/2016/00132	6/19/2015
Vietnam	Pending
South Africa	Pending	2016/08744	6/19/2015

(1147) Title: THERAPEUTIC COMPOSITIONS FOR TREATMENT OF HUMAN IMMUNODEFICIENCY VIRUS

Country	Status	Application No.	Filing DatePatent No.Issue Date
Bangladesh	Pending	272/2016	11/2/2016
Bolivia	Pending	SP-0260-2016	11/9/2016
Bahamas	Pending		11/8/2016
Pakistan	Pending	696/2016	11/9/2016
Patent Cooperation Treaty	Entered NP	US2016/060989	11/8/2016

(1062) Title: SYNTHESIS OF POLYCYCLIC-CARBAMOYLPYRIDONE COMPOUNDS

Country	Status	Application No.	FilingPatentIssue DateNo.Date
Bahamas	Allowed	2702	6/18/2015
China	Pending	201580033052.10	6/16/2015
Eurasian Patent Organization	Pending	201692412	6/16/2015
India	Pending	201717000457.00	6/16/2015
Patent Cooperation Treaty	Entered NP	US2015/036017	6/16/2015

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

TDF-Quad Patents

(221) Title:NUCLEOTIDE ANALOGS

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
China (People's Republic)	Granted	7/25/1997	200810083233.70	200810083233.70	12/12/2012
China (People's Republic)	Granted	7/25/1997	97197460.8	ZL97197460.8	4/30/2008
India	Pending	7/25/1997	2076/DEL/1997

(230) Title: NUCLEOTIDE ANALOG COMPOSITION AND SYNTHESIS METHOD

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
China (People's Republic)	Granted	7/23/1998	200510099916.80	ZL200510099916.8	9/24/2008
China (People's Republic)	Granted	7/23/1998	200410046290X	200410046290X	4/19/2006
India	Pending	7/24/1998	896/DEL/2002
India	Pending	7/24/1998	963/DEL/2002
India	Pending	7/24/1998	1362/DEL/2004
India	Granted	7/24/1998	2174/DEL/1998	190780	3/15/2004
Indonesia	Granted	7/23/1998	W-991548	7658	4/11/2002

(692) Title: DIAMINOALKANE COMPOUNDS (VARIANTS) AND A METHOD OF PREPARING THEREOF (VARIANTS), A PHARMACEUTICAL COMPOSITION AND A THERAPEUTIC AGENT FOR INHIBITING CYTOCHROME-P450-MONOOXYGENASE, METHODS FOR TREATING AN HIV INFECTION AND VIRAL HEPATITS C, A METHOD OF MOD

Country	Status	Application No.	Filing Date	Patent No.Issue Date
African Intellectual	Granted	1200800450	9/30/2009	14409
Property
Organization
(OAPI)
African Regional Industrial Property Organization	Granted	AP/P/2008/004720	9/30/2014	AP2985
Anguilla	Granted	AI/A/2015/00172	11/2/2015	AI/A/2015/00172
Armenia	Granted	200900155	11/28/2014	20489
China (People's Republic)	Granted	200780025607.30	5/29/2013	ZL200780025607.3
China (People's Republic)	Granted	201310141408.60	4/29/2015	ZL201310141408.6
Congo, Democratic	Pending	NP/004/EXT/2016

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Republic of
Ethiopia	Granted	ET/PI/15/185	5/25/2016	134
Eurasian Patent Organization	Allowed	201270738
Eurasian Patent Organization	Granted	200900155	11/28/2014	20489
Fiji	Published	1217
Guyana	Published	1642
Haiti	Pending
India	Pending	10487/DELNP/2008
Indonesia	Granted	W00200900061	8/12/2016	IDP00042227
Jamaica	Pending	18/1/5696
Kazakhstan	Unfiled
Kazakhstan	Granted	200900155	11/28/2014	20489
Kiribati	Granted	13/15	10/7/2015	13/15
Kyrgyz Republic	Granted	200900155	11/28/2014	20489
Moldova	Granted	200900155	11/28/2014	20489
Montserrat	Granted		9/23/2015	3 of 2015
Nauru	Pending
Nepal	Pending	894
Seychelles	Granted	2049506	5/25/2016	2049506
Sierra Leone	Pending	EP2049506
Solomon Islands	Granted	J37/370	2/10/2016	J37/370
South Africa	Pending	2008/10399
Tajikistan	Granted	200900155	11/28/2014	20489
Thailand	Published	701003404
Turkmenistan	Granted	200900155	11/28/2014	20489
Turks and Caicos Islands	Pending	10214
Tuvalu	Granted		11/7/2015	TVP2049506
Vietnam	Pending	1-2009-00240
Vietnam	Pending	1-2012-02702
Virgin Islands (British)	Granted	415/6/2015	12/1/2015	415/6/2015

(719) Title: MODULATORS OF PHARMACOKINETIC PROPERTIES OF THERAPEUTICS

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1200900273	6/30/2010	14749
African Regional Industrial Property Organization	Granted	AP/P/2009/004964	9/16/2014	AP2986

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

African Regional Industrial Property Organization	Granted	AP/P/2013/007042	11/30/2016	AP3915
Armenia	Granted	200901155	7/30/2014	19893
China (People's Republic)	Granted	201310326757.50	6/10/2015	10326757
China (People's Republic)	Granted	200880013255.40	8/28/2013	ZL200880013255.4
Eurasian Patent Organization	Granted	200901155	7/30/2014	19893
Fiji	Granted
Indonesia	Granted	W00200902299	3/18/2015	IDP000038076
Kazakhstan	Granted	200901155	7/30/2014	19893
Kyrgyz Republic	Granted	200901155	7/30/2014	19893
Moldova	Granted	200901155	7/30/2014	19893
South Africa	Pending	2009/05882
South Africa	Unfiled
Tajikistan	Granted	200901155	7/30/2014	19893
Thailand	Pending	801000867
Turkmenistan	Granted	200901155	7/30/2014	19893
Vietnam	Pending	1-2009-01990
Vietnam	Pending	1-2012-02696

(757) Title: THE USE OF SOLID CARRIER PARTICLES TO IMPROVE THE PROCESSABILITY OF A PHARMACEUTICAL AGENT

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201000364	9/28/2012	15589
African Regional Industrial Property Organization	Granted	AP/P/2010/005429	1/30/2015	3209
Armenia	Granted	201071173	3/31/2016	22950
Belarus	Granted	201071173	3/31/2016	22950
China (People's Republic)	Published	201510408376.00
China (People's Republic)	Published	201310447258.10
Ecuador	Pending	SP-10-10636
Eurasian Patent Organization	Published	201591353
Eurasian Patent Organization	Granted	201071173	3/31/2016	22950
India	Pending	7565/DELNP/2010
Indonesia	Published	W00201004105
Kazakhstan	Granted	201071173	3/31/2016	22950
Kyrgyz Republic	Granted	201071173	3/31/2016	22950
Moldova	Granted	201071173	3/31/2016	22950
South Africa	Granted	2010/08007	10/26/2011	2010/08007
Tajikistan	Granted	201071173	3/31/2016	22950

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Turkmenistan	Granted	2010711733/31/201622950
Vietnam	Pending	1-2010-02929

(775) Title: METHOD OF PREPARING AN INHIBITOR OF CYTOCHROME P450 MONOOXYGENASE, AND INTERMEDIATES INVOLVED

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201100311.00	4/1/2010	15801
Bolivia	Abandoned	11-114.749	4/1/2010
China	Granted	201080014307.70	4/1/2010	ZL201080014307.7
China	Published	201510160505.90	4/1/2010
Eurasian Patent Organization	Granted	201190179.00	4/1/2010	22739
Eurasian Patent Organization	Published	201590979.00	4/1/2010
Ecuador	Pending	SP-11-11391	4/1/2010
Indonesia	Granted	W00201103554	4/1/2010	IDP000041448
India	Pending	7323/DELNP/2011	4/1/2010
Pakistan	Pending	262/2010	3/31/2010
Thailand	Published	1101002473.00	4/1/2010
Vietnam	Pending	1-2011-02324	4/1/2010
South Africa	Granted	2011/07430	4/1/2010	2011/07430

(895) Title: METHODS AND INTERMEDIATES FOR PREPARING PHARMACEUTICAL AGENTS

Country	Status	Application No.Filing DatePatent No.
China	Abandoned	201380007712.X
India	Abandoned	6192/DELNP/2014

(EMU-108) Title: Antiviral Activity and Resolution of 2-Hydroxymethyl-5-(5-Fluorocytosin-1-yl)- 1,3-Oxathiolane

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Philippines	Granted	1-1992-43955	2/20/92	1-1992-43955	2/20/09
Philippines	Granted	55191	12/27/96	1-1996-55191	3/9/07
Philippines	Granted	55192	2/20/92	55192	12/19/08
Philippines	Granted	55193	2/20/92	55193	12/19/08
Philippines	Granted	55194	2/20/92	55194	12/19/08

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(EMU-4000) Title: 1,3-Oxathiolane Nucleoside Analogues

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Botswana	Granted	BW/A/1998/00163	4/27/98	BW/P/2002/00042	5/22/03
Domincan Republic	Granted	1793970004607.00	7/10/97	370	7/10/17
Honduras	Granted	PICA97118	8/18/97	3775	4/25/00
Jamaica	Granted	697267	7/8/97	3615	5/25/05
Nicaragua	Granted	97.0096	12/5/97	1134RPI	5/17/99

(TRI1010) Non-Homogenous Systems for the Resolution of Enantiomeric Mixtures

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
China	Granted	99811893.1	8-Oct-99	ZL99811893.1	28-Nov-07

(TRI1020) Method of Manufacture of 1,3-Oxathiolane Nucleosides

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
China	Granted	99809992.9	12-Aug-99	ZL99809992.9	10-Mar-04

(783) Title: TABLETS FOR COMBINATION THERAPY

Country	Status	Application No.FilingPatent No. Date
African Intellectual Property Organization (OAPI)	Pending	1201100281
African Regional Industrial Property Organization	Granted	AP/P/2011/05857	5/6/2015	AP3250
Armenia	Granted	201190125	5/29/2015	21313
Azerbaijan	Granted	201190125	5/29/2015	21313
Bolivia	Pending	SP-00292010
China (People's Republic)	Granted	201080006646.00	9/11/2013	ZL201080006646.0
Ecuador	Pending	SP-11-11307
Eurasian Patent Organization	Published	201491658
Eurasian Patent Organization	Granted	201190125	5/29/2015	21313
India	Pending	5823/DELNP/2011
Indonesia	Granted	W00201103098	3/30/2016	IDP000040606
Kazakhstan	Granted	201190125	5/29/2015	21313
Kyrgyz Republic	Granted	201190125	5/29/2015	21313
Moldova	Granted	201190125	5/29/2015	21313
Pakistan	Allowed	94/2010
Singapore	Published	2014007744
South Africa	Granted	2011/06154	5/28/2014	2011/06154
Tajikistan	Granted	201190125	5/29/2015	21313

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Thailand	Published	1101001423
Turkmenistan	Granted	201190125	5/29/2015	21313
Vietnam	Pending	1-2011-02035

TAF-Quad Patents

(249) Title: PRODRUGS OF PHOSPHONATE NUCLEOTIDE ANALOGUES AND METHODS FOR SELECTING AND MAKING SAME

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African	Granted	1200300003	7/20/2001	12393	12/29/2003
Intellectual
Property
Organization
(OAPI)
African Regional	Granted	2003/002724	7/20/2001	AP 1466	9/22/2005
Industrial
Property
Organization
Anguilla	Granted	AI/A/2015/00173	7/20/2001	AI/A/2015/00173	11/2/2015
China (People's Republic)	Granted	1813161.1	7/20/2001	ZL01813161.1	12/27/2006
China (People's Republic)	Granted	200410097845.30	7/20/2001	ZL200410097845.3	7/16/2008
Congo, Democratic Republic of	Granted	NP/002/EXT/2016	7/20/2001	2016/4386	11/11/2016
Ethiopia	Granted	ET/PI/15/184	7/20/2001	135	5/25/2016
Eurasian Patent Organization	Granted	200300188	7/20/2001	4926	10/28/2004
Falkland Islands (Malvinas)	Granted		7/20/2001	15365	8/25/2015
Fiji	Published	1214	7/20/2001
Grenada	Granted	7 of 2015	7/20/2001	7 of 2015	10/6/2015
Guyana	Published	1641	7/20/2001
Haiti	Pending		7/20/2001
India	Granted	9/MUMNP/2003	7/20/2001	208435	7/27/2007
India	Granted	00529/MUMNP/2006	7/20/2001	241597	7/14/2010
Indonesia	Granted	W-00200602129	7/20/2001	IDP0022897	2/20/2009
Indonesia	Granted	W-00200804005	7/20/2001	IDP000040148	2/15/2016
Indonesia	Granted	W00200300261	7/20/2001	IDP0022911	2/20/2009
Jamaica	Pending	18/1/5695	7/20/2001
Kiribati	Granted	14/15	7/20/2001	14/15	10/7/2015
Montserrat	Granted	1961695.2	7/20/2001	1301519	9/23/2015
Nepal	Pending	669	7/20/2001
Seychelles	Granted	1301519	7/20/2001	1301519	5/25/2016

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Sierra Leone	Pending	EP1301519	7/20/2001
Solomon Islands	Granted	J37/371	7/20/2001	J37/371	3/3/2016
South Africa	Granted	2002/10271	7/20/2001	2002/10271	12/31/2003
Turks and Caicos Islands	Pending	10213	7/20/2001
Tuvalu	Granted		2/25/2015	TVP1301519	1/6/2016
Vietnam	Granted	1-2002-01193	7/20/2001	8475	5/24/2010
Virgin Islands (British)	Granted	414/5/2015	7/20/2001	414/5/2015	12/1/2015

(872) Title: TENOFOVIR ALAFENAMIDE HEMIFUMARATE

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property Organization (OAPI)	Granted	1201400057	8/15/2012	17070	6/29/2015
African Regional Industrial Property Organization	Granted	AP/P/2014/007437	8/15/2012	3639	3/31/2016
Bahamas	Granted	2441	8/15/2012	2441	6/19/2014
Bolivia	Pending	SP-0277-2012	8/15/2012
China (People's Republic)	Published	201280039891.00	8/15/2012
Ecuador	Pending	SP-14-13206-PCT	8/15/2012
El Salvador	Pending	E-4659-2014	8/15/2012
Eurasian Patent Organization	Published	201490208	8/15/2012
India	Pending	1012/DELNP/2014	8/15/2012
Indonesia	Published	P00201400805	8/15/2012
Moldova	Pending	A20140011	8/15/2012
Pakistan	Pending	539/2012	8/15/2012
Philippines	Granted	1-2014-500349	8/15/2012	1-2014- 500349	2/29/2016
South Africa	Allowed	2014/00582	8/15/2012
Thailand	Pending	1401000784	8/15/2012
Vietnam	Pending	1-2014-00440	8/15/2012

(877) Title: METHODS FOR PREPARING ANTI-VIRAL NUCLEOTIDE ANALOGS

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Bahamas	Granted	2455	10/3/2012	2455	6/24/2014
Bolivia	Granted	SP-0352-2012	10/3/2012	6385-B	11/26/2014
China (People's Republic)	Published	201280048965.70	10/3/2012
Ecuador	Published	IEPI-2014-74	10/3/2012
El Salvador	Published	E-4696/2014	10/3/2012

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Eurasian Patent Organization	Allowed	201490753	10/3/2012
India	Published	2953/DELNP/2014	10/3/2012
Pakistan	Pending	671/2012	10/3/2012

(692) Title: DIAMINOALKANE COMPOUNDS (VARIANTS) AND A METHOD OF PREPARING THEREOF (VARIANTS), A PHARMACEUTICAL COMPOSITION AND A THERAPEUTIC AGENT FOR INHIBITING CYTOCHROME-P450-MONOOXYGENASE, METHODS FOR TREATING AN HIV INFECTION AND VIRAL HEPATITS C, A METHOD OF MOD

Country	Status	Application No.	Filing Date	Patent No.Issue Date
African Intellectual	Granted	1200800450	9/30/2009	14409
Property
Organization
(OAPI)
African Regional Industrial Property Organization	Granted	AP/P/2008/004720	9/30/2014	AP2985
Anguilla	Granted	AI/A/2015/00172	11/2/2015	AI/A/2015/00172
Armenia	Granted	200900155	11/28/2014	20489
China (People's Republic)	Granted	200780025607.30	5/29/2013	ZL200780025607.3
China (People's Republic)	Granted	201310141408.60	4/29/2015	ZL201310141408.6
Congo, Democratic Republic of	Pending	NP/004/EXT/2016
Ethiopia	Granted	ET/PI/15/185	5/25/2016	134
Eurasian Patent Organization	Allowed	201270738
Eurasian Patent Organization	Granted	200900155	11/28/2014	20489
Fiji	Published	1217
Guyana	Published	1642
Haiti	Pending
India	Pending	10487/DELNP/2008
Indonesia	Granted	W00200900061	8/12/2016	IDP00042227
Jamaica	Pending	18/1/5696
Kazakhstan	Unfiled
Kazakhstan	Granted	200900155	11/28/2014	20489
Kiribati	Granted	13/15	10/7/2015	13/15
Kyrgyz Republic	Granted	200900155	11/28/2014	20489
Moldova	Granted	200900155	11/28/2014	20489
Montserrat	Granted		9/23/2015	3 of 2015
Nauru	Pending

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Nepal	Pending	894
Seychelles	Granted	2049506	5/25/2016	2049506
Sierra Leone	Pending	EP2049506
Solomon Islands	Granted	J37/370	2/10/2016	J37/370
South Africa	Pending	2008/10399
Tajikistan	Granted	200900155	11/28/2014	20489
Thailand	Published	701003404
Turkmenistan	Granted	200900155	11/28/2014	20489
Turks and Caicos Islands	Pending	10214
Tuvalu	Granted		11/7/2015	TVP2049506
Vietnam	Pending	1-2009-00240
Vietnam	Pending	1-2012-02702
Virgin Islands (British)	Granted	415/6/2015	12/1/2015	415/6/2015

(719) Title: MODULATORS OF PHARMACOKINETIC PROPERTIES OF THERAPEUTICS

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1200900273	6/30/2010	14749
African Regional Industrial Property Organization	Granted	AP/P/2009/004964	9/16/2014	AP2986
African Regional Industrial Property Organization	Granted	AP/P/2013/007042	11/30/2016	AP3915
Armenia	Granted	200901155	7/30/2014	19893
China (People's Republic)	Granted	201310326757.50	6/10/2015	10326757
China (People's Republic)	Granted	200880013255.40	8/28/2013	ZL200880013255.4
Eurasian Patent Organization	Granted	200901155	7/30/2014	19893
Fiji	Granted
Indonesia	Granted	W00200902299	3/18/2015	IDP000038076
Kazakhstan	Granted	200901155	7/30/2014	19893
Kyrgyz Republic	Granted	200901155	7/30/2014	19893
Moldova	Granted	200901155	7/30/2014	19893
South Africa	Pending	2009/05882
South Africa	Unfiled
Tajikistan	Granted	200901155	7/30/2014	19893
Thailand	Pending	801000867
Turkmenistan	Granted	200901155	7/30/2014	19893
Vietnam	Pending	1-2009-01990
Vietnam	Pending	1-2012-02696

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(757) Title: THE USE OF SOLID CARRIER PARTICLES TO IMPROVE THE PROCESSABILITY OF A PHARMACEUTICAL AGENT

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201000364	9/28/2012	15589
African Regional Industrial Property Organization	Granted	AP/P/2010/005429	1/30/2015	3209
Armenia	Granted	201071173	3/31/2016	22950
Belarus	Granted	201071173	3/31/2016	22950
China (People's Republic)	Published	201510408376.00
China (People's Republic)	Published	201310447258.10
Ecuador	Pending	SP-10-10636
Eurasian Patent Organization	Published	201591353
Eurasian Patent Organization	Granted	201071173	3/31/2016	22950
India	Pending	7565/DELNP/2010
Indonesia	Published	W00201004105
Kazakhstan	Granted	201071173	3/31/2016	22950
Kyrgyz Republic	Granted	201071173	3/31/2016	22950
Moldova	Granted	201071173	3/31/2016	22950
South Africa	Granted	2010/08007	10/26/2011	2010/08007
Tajikistan	Granted	201071173	3/31/2016	22950
Turkmenistan	Granted	201071173	3/31/2016	22950
Vietnam	Pending	1-2010-02929

(775) Title: METHOD OF PREPARING AN INHIBITOR OF CYTOCHROME P450 MONOOXYGENASE, AND INTERMEDIATES INVOLVED

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201100311.00	4/1/2010	15801
Bolivia	Abandoned	11-114.749	4/1/2010
China	Granted	201080014307.70	4/1/2010	ZL201080014307.7
China	Published	201510160505.90	4/1/2010
Eurasian Patent Organization	Granted	201190179.00	4/1/2010	22739
Eurasian Patent Organization	Published	201590979.00	4/1/2010
Ecuador	Pending	SP-11-11391	4/1/2010
Indonesia	Granted	W00201103554	4/1/2010	IDP000041448
India	Pending	7323/DELNP/2011	4/1/2010
Pakistan	Pending	262/2010	3/31/2010

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Thailand	Published	1101002473.00	4/1/2010
Vietnam	Pending	1-2011-02324	4/1/2010
South Africa	Granted	2011/07430	4/1/2010	2011/07430

(895) Title: METHODS AND INTERMEDIATES FOR PREPARING PHARMACEUTICAL AGENTS

Country	Status	Application No.Filing DatePatent No.
China	Abandoned	201380007712.X
India	Abandoned	6192/DELNP/2014

(899) Title: THERAPEUTIC COMPOUNDS

Country	Status	Application No.	FilingPatentIssue Date DateNo.
China (People's Republic)	Published	201380007670.X	2/1/2013
Eurasian Patent Organization	Published	201491287	2/1/2013
India	Pending	7100/DELNP/2014	2/1/2013

(EMU-108) Title: Antiviral Activity and Resolution of 2-Hydroxymethyl-5-(5-Fluorocytosin-1-yl)- 1,3-Oxathiolane

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Philippines	Granted	1-1992-43955	2/20/92	1-1992-43955	2/20/09
Philippines	Granted	55191	12/27/96	1-1996-55191	3/9/07
Philippines	Granted	55192	2/20/92	55192	12/19/08
Philippines	Granted	55193	2/20/92	55193	12/19/08
Philippines	Granted	55194	2/20/92	55194	12/19/08

(EMU-4000) Title: 1,3-Oxathiolane Nucleoside Analogues

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Botswana	Granted	BW/A/1998/00163	4/27/98	BW/P/2002/00042	5/22/03
Domincan Republic	Granted	1793970004607.00	7/10/97	370	7/10/17
Honduras	Granted	PICA97118	8/18/97	3775	4/25/00
Jamaica	Granted	697267	7/8/97	3615	5/25/05
Nicaragua	Granted	97.0096	12/5/97	1134RPI	5/17/99

(TRI1010) Non-Homogenous Systems for the Resolution of Enantiomeric Mixtures

Country	Status	Application No.	Filing Date	Patent No.	Issue Date

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

China	Granted	99,811,893.1	8-Oct-99	ZL99811893.1	28-Nov-07

(TRI1020) Method of Manufacture of 1,3-Oxathiolane Nucleosides

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
China	Granted	99809992.9	12-Aug-99	ZL99809992.9	10-Mar-04

For purposes of this Appendix 2, references to “PCT,“OAPI,” “EAPO” and “ARIPO” shall not be construed or interpreted to grant rights to Licensee in any country other than those countries expressly included within the licenses granted to Licensee in Sections 2.2 and 2.3 of this Agreement.

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 3
Emtricitabine Patents

(EMU-108) Title: Antiviral Activity and Resolution of 2-Hydroxymethyl-5-(5-Fluorocytosin-1-yl)- 1,3-Oxathiolane

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Philippines	Granted	1-1992-43955	2/20/92	1-1992-43955	2/20/09
Philippines	Granted	55191	12/27/96	1-1996-55191	3/9/07
Philippines	Granted	55192	2/20/92	55192	12/19/08
Philippines	Granted	55193	2/20/92	55193	12/19/08
Philippines	Granted	55194	2/20/92	55194	12/19/08

(EMU-4000) Title: 1,3-Oxathiolane Nucleoside Analogues

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Botswana	Granted	BW/A/1998/00163	4/27/98	BW/P/2002/00042	5/22/03
Dominican Republic	Granted	1793970004607.00	7/10/97	370	7/10/17
Honduras	Granted	PICA97118	8/18/97	3775	4/25/00
Jamaica	Granted	697267	7/8/97	3615	5/25/05
Nicaragua	Granted	97.0096	12/5/97	1134RPI	5/17/99

(TRI1010) Non-Homogenous Systems for the Resolution of Enantiomeric Mixtures

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
China	Granted	99811893.1	8-Oct-99	ZL99811893.1	11/28/07

(TRI1020) Method of Manufacture of 1,3-Oxathiolane Nucleosides

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
China	Granted	99809992.9	12-Aug-99	ZL99809992.9	3/10/04

(270) Title: COMPOSITIONS AND METHODS FOR COMBINATION ANTIVIRAL THERAPY

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
Armenia	Granted	1/13/2004	200501134	15145	6/13/2011
China (People's Republic)	Published	1/13/2004	201510697340.90
China (People's Republic)	Granted	1/13/2004	201210094391.90	ZL201210094391.9	2/24/2016
China (People's Republic)	Granted	1/13/2004	200480002190.50	200480002190.50	6/6/2012
Eurasian Patent Organization	Published	1/13/2004	201100293

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Eurasian Patent Organization	Granted	1/13/2004	200501134	15145	6/13/2011
Kazakhstan	Granted	1/13/2004	200501134	15145	6/13/2011
Kazakhstan	Pending		200501134 (PTE Application)
Kyrgyz Republic	Granted	1/13/2004	200501134	15145	6/13/2011
Kyrgyz Republic	Granted		200501134 (PTE Application)	15145	5/31/2012
Moldova	Granted	1/13/2004	200501134	15145	6/13/2011
Tajikistan	Granted	1/13/2004	200501134	15145	6/13/2011
Turkmenistan	Granted	1/13/2004	200501134	15145	6/13/2011
Turkmenistan	Pending		200501134 (PTE Application)

(677) Title: A PHARMACEUTICAL COMPOSITION, A METHOD OF PREPARING THEREOF, AND A METHOD OF TREATING VIRAL DISEASES USING SAID COMPOSITION

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
Armenia	Granted	6/13/2006	200800033	17764	3/29/2013
China (People's Republic)	Granted	6/13/2006	200680026866.30	200680026866.30	3/27/2013
Eurasian Patent Organization	Published	6/13/2006	201201265
Eurasian Patent Organization	Granted	6/13/2006	200800033	17764	3/29/2013
India	Pending	6/13/2006	9661/DELNP/2007
Kazakhstan	Granted	6/13/2006	200800033	17764	3/29/2013
Kyrgyz Republic	Granted	6/13/2006	200800033	17764	3/29/2013
Moldova	Granted	6/13/2006	200800033	17764	3/29/2013
South Africa	Granted	6/13/2006	2008/00297	2008/00297	4/28/2010
Tajikistan	Granted	6/13/2006	200800033	17764	3/29/2013
Turkmenistan	Granted	6/13/2006	200800033	17764	3/29/2013

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 4
Countries in the COBI Territory

1. Afghanistan	40.	Georgia	79.	Papua NewGuinea
2. Angola	41.	Ghana	80.	Phillipines
3. Anguilla	42.	Grenada	81.	Rwanda
4. Antigua and Barbuda	43.	Guatemala	82.	Saint Kitts and Nevis
5. Armenia	44.	Guinea	83.	Saint Lucia
6. Aruba	45.	Guinea-Bissau	84.	Saint Vincent & the
7. Bahamas	46.	Guyana		Grenadines
8. Bangladesh	47.	Haiti	85.	Samoa
9. Barbados	48.	Honduras	86.	São Tomé and Príncipe
10. Belarus	49.	India	87.	Senegal
11. Belize	50.	Indonesia	88.	Seychelles
12. Benin	51.	Jamaica	89.	Sierra Leone
13. Bhutan	52.	Kazakhstan	90.	Solomon Islands
14. Bolivia	53.	Kenya	91.	Somalia
15. Botswana	54.	Kiribati	92.	South Africa
16. British Virgin Islands	55.	Kyrgyzstan	93.	South Sudan
17. Burkina Faso	56.	Lao, People's Dem. Rep.	94.	Sri Lanka
18. Burundi	57.	Lesotho	95.	Sudan
19. Cambodia	58.	Liberia	96.	Surinam
20. Cameroon	59.	Madagascar	97.	Swaziland
21. Cape Verde	60.	Malawi	98.	Syrian Arab Republic
22. Central African Republic	61.	Malaysia	99.	Tajikistan
23. Chad	62.	Maldives	100.	Tanzania, U. Rep. of
24. Comoros	63.	Mali	101.	Thailand
25. Congo, Rep	64.	Mauritania	102.	Timor-Leste
26. Congo, Dem. Rep. of the	65.	Mauritius	103.	Togo
27. Côte d'Ivoire	66.	Moldova, Rep. of	104.	Tonga
28. Cuba	67.	Mongolia	105.	Trinidad and Tobago
29. Djibouti	68.	Montserrat	106.	Turkmenistan
30. Dominica	69.	Mozambique	107.	Turks and Caicos
31. Dominican Republic	70.	Myanmar	108.	Tuvalu
32. Ecuador	71.	Namibia	109.	Uganda
33. El Salvador	72.	Nauru	110.	Ukraine
34. Equatorial Guinea	73.	Nepal	111.	Uzbekistan
35. Eritrea	74.	Nicaragua	112.	Vanuatu
36. Ethiopia	75.	Niger	113.	Vietnam
37. Fiji Islands	76.	Nigeria	114.	Yemen
38. Gabon	77.	Pakistan	115.	Zambia
39. Gambia	78.	Palau	116.	Zimbabwe

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 5
Countries in the EVG- Quad Territory

1. Afghanistan	38.	Ghana	75. Rwanda
2. Angola	39.	Grenada	76. Saint Kitts and Nevis
3. Anguilla	40.	Guatemala	77. Saint Lucia
4. Antigua and Barbuda	41.	Guinea	78. Saint Vincent & the
5. Armenia	42.	Guinea-Bissau	Grenadines
6. Bahamas	43.	Guyana	79. Samoa
7. Bangladesh	44.	Haiti	80. São Tomé and Príncipe
8. Barbados	45.	Honduras	81. Senegal
9. Belize	46.	India	82. Seychelles
10. Benin	47.	Indonesia	83. Sierra Leone
11. Bhutan	48.	Jamaica	84. Solomon Islands
12. Bolivia	49.	Kazakhstan	85. Somalia
13. Botswana	50.	Kenya	86. South Africa
14. British Virgin Islands	51.	Kiribati	87. South Sudan
15. Burkina Faso	52.	Kyrgyzstan	88. Sri Lanka
16. Burundi	53.	Lao People's Dem. Rep.	89. Sudan
17. Cambodia	54.	Lesotho	90. Suriname
18. Cameroon	55.	Liberia	91. Swaziland
19. Cape Verde	56.	Madagascar	92. Syrian Arab Republic
20. Central African Republic	57.	Malawi	93. Tajikistan
21. Chad	58.	Maldives	94. Tanzania, U. Rep. of
22. Comoros	59.	Mali	95. Thailand
23. Congo, Rep	60.	Mauritania	96. Timor-Leste
24. Congo, Dem. Rep. of the	61.	Mauritius	97. Togo
25. Côte d'Ivoire	62.	Moldova, Rep. of	98. Tonga
26. Cuba	63.	Mongolia	99. Trinidad and Tobago
27. Djibouti	64.	Mozambique	100.Turkmenistan
28. Dominica	65.	Myanmar	101.Turks and Caicos
29. Ecuador	66.	Namibia	102.Tuvalu
30. El Salvador	67.	Nauru	103.Uganda
31. Equatorial Guinea	68.	Nepal	104.Uzbekistan
32. Eritrea	69.	Nicaragua	105.Vanuatu
33. Ethiopia	70.	Niger	106.Vietnam
34. Fiji Islands, Rep. of the	71.	Nigeria	107.Yemen
35. Gabon	72.	Pakistan	108.Zambia
36. Gambia	73.	Palau	109.Zimbabwe
37. Georgia	74.	Papua New Guinea

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 6
Countries in the BIC Territory

1. Afghanistan	40.	Georgia	79.	Papua NewGuinea
2. Angola	41.	Ghana	80.	Phillipines
3. Anguilla	42.	Grenada	81.	Rwanda
4. Antigua and Barbuda	43.	Guatemala	82.	Saint Kitts and Nevis
5. Armenia	44.	Guinea	83.	Saint Lucia
6. Aruba	45.	Guinea-Bissau	84.	Saint Vincent & the
7. Bahamas	46.	Guyana		Grenadines
8. Bangladesh	47.	Haiti	85.	Samoa
9. Barbados	48.	Honduras	86.	São Tomé and Príncipe
10. Belarus	49.	India	87.	Senegal
11. Belize	50.	Indonesia	88.	Seychelles
12. Benin	51.	Jamaica	89.	Sierra Leone
13. Bhutan	52.	Kazakhstan	90.	Solomon Islands
14. Bolivia	53.	Kenya	91.	Somalia
15. Botswana	54.	Kiribati	92.	South Africa
16. British Virgin Islands	55.	Kyrgyzstan	93.	South Sudan
17. Burkina Faso	56.	Lao, People's Dem. Rep.	94.	Sri Lanka
18. Burundi	57.	Lesotho	95.	Sudan
19. Cambodia	58.	Liberia	96.	Surinam
20. Cameroon	59.	Madagascar	97.	Swaziland
21. Cape Verde	60.	Malawi	98.	Syrian Arab Republic
22. Central African Republic	61.	Malaysia	99.	Tajikistan
23. Chad	62.	Maldives	100.	Tanzania, U. Rep. of
24. Comoros	63.	Mali	101.	Thailand
25. Congo, Rep	64.	Mauritania	102.	Timor-Leste
26. Congo, Dem. Rep. of the	65.	Mauritius	103.	Togo
27. Côte d'Ivoire	66.	Moldova, Rep. of	104.	Tonga
28. Cuba	67.	Mongolia	105.	Trinidad and Tobago
29. Djibouti	68.	Montserrat	106.	Turkmenistan
30. Dominica	69.	Mozambique	107.	Turks and Caicos
31. Dominican Republic	70.	Myanmar	108.	Tuvalu
32. Ecuador	71.	Namibia	109.	Uganda
33. El Salvador	72.	Nauru	110.	Ukraine
34. Equatorial Guinea	73.	Nepal	111.	Uzbekistan
35. Eritrea	74.	Nicaragua	112.	Vanuatu
36. Ethiopia	75.	Niger	113.	Vietnam
37. Fiji Islands	76.	Nigeria	114.	Yemen
38. Gabon	77.	Pakistan	115.	Zambia
39. Gambia	78.	Palau	116.	Zimbabwe

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

[APPENDIX 8-D FOR LICENSEES IN SOUTH AFRICA]
FIRST AMENDMENT
TO
LICENSE AGREEMENT

This FIRST AMENDMENT TO LICENSE AGREEMENT (this “Amendment”) is made as of [Insert Date] (the “Amendment Effective Date”) by and among Gilead Sciences, Inc. a Delaware corporation having its principal place of business at 333 Lakeside Drive, Foster City, California 94404, USA (“Gilead”), the Medicines Patent Pool, a non-profit foundation registered under the laws of Switzerland, and having a principal place of business at Rue de Varembé 7, 1202 Geneva, Switzerland (“MPP”), and _______________________ a company registered under the laws of South Africa, and having a registered office at _______________________________ , South Africa (“Licensee”).

R E C I T A L S

WHEREAS, Gilead, MPP, and Licensee entered into that certain License Agreement effective as of    _____________________ (the “Agreement”), pursuant to which MPP granted Licensee certain licenses with respect to Gilead’s proprietary pharmaceutical agents tenofovir alafenamide, tenofovir disoproxil fumurate, elvitegravir, and cobicistat for treatment of HIV and HBV in developing world countries; and

WHEREAS, Gilead, MPP, and Licensee wish to amend the Agreement to add certain licenses with respect to Gilead’s proprietary pharmaceutical agent bictegravir for treatment of HIV in developing world countries, in accordance with the terms and conditions of this Amendment, all as more fully described below.

NOW, THEREFORE, Gilead, MPP, and Licensee agree as follows:

1.	Definitions.

a.	The definitions of the below terms are hereby deleted from Section 1 of the Agreement and replaced as follows:

“Active Pharmaceutical Ingredient” or “API” shall mean one or more of the following active pharmaceutical ingredients: tenofovir alafenamide (“TAF”), tenofovir disoproxil fumarate (“TDF”), elvitegravir (“EVG”), cobicistat (“COBI”), and bictegravir (“BIC”).

“Combination Products” shall mean COBI Combination Products, EVG Combination Products, TDF Combination Products, TAF Combination Products, BIC Combination Products, and Quad Products.

“Patents” shall mean (a) the patents and patent applications set forth in Appendix 2 hereto and (b) any other patents or patent applications (and resulting patents therefrom) that are in the Territory and owned or controlled by Gilead and its Affiliates during the term of this Agreement including to the extent falling within clause (b) of this definition (i) those patents and patent applications exclusively

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

licensed by Gilead from Japan Tobacco pursuant to the Japan Tobacco Agreement and (ii) those patents and patent applications claiming improvements or modifications to the manufacture of API, in the case of each patent and patent application referenced in clauses (a) and (b) solely to the extent necessary for Licensee to practice the licenses granted in Section 2 hereof.

“Product” shall mean COBI Product, EVG Product, TAF Product, TDF Product, COBI Combination Product, EVG Combination Product, TAF Combination Product, TDF Combination Product, BIC Product, BIC Combination Products, and the Quad Products.

“Territory” shall mean the TDF-TAF Territory, the COBI Territory, the EVG-Quad Territory, and the BIC Territory.

b.	The below terms are hereby added to Section 1 of the Agreement and are defined as follows:

“BIC Combination Product” shall mean a pharmaceutical product containing BIC in combination with any other active pharmaceutical ingredient other than TAF, TDF, EVG, or COBI (in each case subject to the restrictions set forth in Section 4 of this Amendment, including any co formulation, co-packaged product, bundled product, or other type of combination product.

“BIC Product” shall mean a formulated and finished pharmaceutical product containing BIC as its sole active pharmaceutical ingredient.

“BIC Territory” shall mean those countries listed on Appendix 7.

c.	All capitalized terms not otherwise defined in this Amendment shall have the meanings assigned to them in the Agreement.

2.	API License. Section 2.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“API License. Subject to the terms and conditions of this Agreement, MPP hereby grants to Licensee a royalty-free, non-exclusive, non-sublicensable (other than a sublicense to an Affiliate in accordance with Section 2.3 below), non-transferable license under the Licensed Technology to (i) make API in South Africa solely for the purposes of exercising the licenses described in this Section 2.1; (ii) offer for sale and sell such API to Licensed Product Suppliers in India, China and South Africa for use solely for purposes set forth in the Licensed Product Suppliers’ direct or indirect license from Gilead as set forth in the definition of Licensed Product Suppliers; (iii) import Licensed API into South Africa for purposes of exercising the license set forth in Section 2.2 or (iv) use API for Licensee’s own internal use in the applicable Territory. For clarity, the license granted in this Section 2.1 does not include, expressly or by implication, a license under any Gilead intellectual property right to manufacture, sell or distribute any active pharmaceutical ingredient owned or controlled by Gilead other than TAF, TDF, EVG, COBI, and BIC.”

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

3.	Product License. Section 2.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Product License. Subject to the terms and conditions of this Agreement, MPP hereby grants to Licensee a royalty-bearing, non-exclusive, non-sublicensable (other than a sublicense to an Affiliate in accordance with Section 2.3 below), non-transferable license under the Licensed Technology solely to make Product in South Africa and sell, have sold, offer for sale, export from South Africa and import (i) TAF Product, TAF Combination Product, TDF Product and TDF Combination Products in the Field in the TDF-TAF Territory, (ii) EVG Product, EVG Combination Products and the Quad Products in the Field in the EVG-Quad Territory, (iii) COBI Products and COBI Combination Products in the Field and in the COBI Territory, and
(iv) BIC Product and BIC Combination Products in the Field and in the BIC Territory; provided that in each case such Products shall be made only from Licensed API. For clarity,
(a) the licenses granted in this Section 2.2 do not include, expressly or by implication, a license under any Gilead intellectual property right to manufacture, sell or distribute any product containing active pharmaceutical ingredients owned or controlled by Gilead other than Products containing TAF, TDF, EVG, COBI, and BIC, and (b) notwithstanding the foregoing, the licenses granted under this Section 2.2 shall not extend to any active pharmaceutical ingredient included within a Product other than TAF, TDF, EVG, COBI, and BIC.”

4.	Affiliates. Section 2.3 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Affiliates. Licensee may grant sublicenses under the licenses granted in Section 2.1 or Section 2.2 to its Affiliates located in South Africa upon prior written notice to Gilead and MPP. Upon Gilead’s or MPP’s request, Licensee shall provide Gilead and/or MPP (as applicable) with the written copies of the applicable sublicense agreement with such Affiliate(s). Further upon Gilead’s or MPP’s request, Licensee shall name Gilead and/or MPP (as applicable) as a third party beneficiary in any such sublicense agreement, in which case Licensee shall consent and hereby does consent to Gilead’s and/or MPP’s (as applicable) enforcement of such sublicense agreement to the extent relating to the obligations that Licensee is required hereunder to impose on its Affiliates. Licensee shall ensure that any such Affiliate complies with all the terms of this Agreement as if they were a party to this Agreement, and Licensee will be liable for the activities of such Affiliates as if such activities were performed by Licensee.”

5.	Product Sales.

a.	Section 2.5(b) of the Agreement is hereby amended to delete the first paragraph of such Section which is hereby replaced with the following:

“Subject to Sections 10.3(c) and 10.3(d) of the Agreement, Licensee agrees that it will not sell, offer for sale, or assist third parties (including Affiliates) in selling Product except for the sale and offer for sale of (A) TAF Product, TAF Combination, TDF Product and TDF Combination Product for use in the Field in and in the countries of the TDF-TAF Territory, (B) COBI Product and COBI Combination Product for use in the Field and in the countries of the COBI Territory, (C) EVG Product, EVG Combination Product and Quad Product for use in the Field and in the

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

countries of the EVG-Quad Territory, and (D) BIC Product and BIC Combination Product for use in the Field and in the countries of the BIC Territory.”

b.	Section 2.5(b)(ii) is hereby deleted in its entirety and replaced with the following:

“Licensee agrees that it will not administer BIC to humans, or sell Products containing BIC until Gilead has obtained marketing approval for a Product containing BIC from the FDA.”

6.
Limitations on Product Combinations. Licensee will be allowed to manufacture and sell BIC in combination with other active pharmaceutical ingredients in the BIC Territory, provided in each case (A) Licensee has the legal right to manufacture and sell such other active pharmaceutical ingredients in the applicable country in the BIC Territory, and (B) such manufacture and sale is in accordance with the licenses granted herein.

7.	Gilead Distributors. Section 2.5(d)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Licensee may elect to sell finished Product in the Territory to any Gilead Distributor, provided, however, that (A) Licensee may only sell and offer for sale TAF Product, TAF Combination Product, TDF Product and TDF Combination Product to Gilead Distributors to sell in the TDF-TAF Territory, and may not sell or offer for sale TAF Product, TAF Combination Product, TDF Product or TDF Combination Product outside the TDF-TAF Territory, and may not import TAF Product or TAF Combination Product into any country outside the TDF-TAF Territory, (B) Licensee may only sell and offer for sale COBI Product and COBI Combination Product to Gilead Distributors to sell in the COBI Territory, and may not sell or offer for sale COBI Product or COBI Combination Product outside the COBI Territory, and may not import COBI Product or COBI Combination Product into any country outside the COBI Territory, (C) Licensee may only sell and offer for sale EVG Product, EVG Combination Product and Quad Product to Gilead Distributors to sell in the EVG-Quad Territory, and may not sell or offer for sale EVG Product, EVG Combination Product or Quad Product outside the EVG-Quad Territory, and may not import EVG Product, EVG Combination Product or Quad Product into any country outside the EVG- Quad Territory,
(D) Licensee may only sell and offer for sale BIC Product and BIC Combination Product to Gilead Distributors to sell in the BIC Territory, and may not sell or offer for sale BIC Product or BIC Combination Product outside the BIC Territory, and may not import BIC Product or BIC Combination Product into any country outside the BIC Territory, and (E) Licensee shall only sell to such Gilead Distributor those Products that are bioequivalent to the branded products Gilead has granted such Gilead Distributor the right to sell in such country of the applicable Territory. Licensee shall only allow such Gilead Distributor to sell such Product in the countries within the country of the applicable Territory for which such Gilead Distributor has the right to sell branded Gilead product. For example, Licensee shall not sell to a Gilead Distributor (X) a Product containing TDF, emtricitabine (FTC) and efavirenz in a particular country in the TDF-TAF Territory, unless Gilead has granted such distributor the right to sell a branded product containing TDF, FTC and efavirenz in such country in the TDF-TAF Territory, or (Y) a Product containing both TDF and 3TC or both TAF and 3TC.”

8.	Third Party Reseller Agreements. Section 2.5(e) of the Agreement is hereby deleted in its entirety and replaced with the following:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

“Gilead/MPP Approval of Third Party Reseller Agreements. Licensee shall not enter into any agreements with Third Party Resellers on terms inconsistent with this Agreement without obtaining Gilead’s prior written approval. If Licensee enters into an agreement with any Third Party Reseller, then Licensee shall notify Gilead and MPP in writing, and shall certify that its arrangement with such Third Party Reseller is consistent with the terms and conditions of this Agreement. Upon Gilead’s or MPP’s request, Licensee shall provide Gilead and/or MPP (as applicable) with written copies of all agreements executed between Licensee and Third Party Resellers. Further upon Gilead’s or MPP’s request, Licensee shall name Gilead and/or MPP (as applicable) as a third party beneficiary in any such agreements, in which case Licensee shall consent and hereby does consent to Gilead’s and/or MPP’s (as applicable) enforcement of such agreements to the extent relating to the obligations that Licensee is required hereunder to impose upon Third Party Resellers. Gilead and/or MPP shall have the right to review all such agreements to verify consistency with the terms and conditions of this Agreement. In the event that any inconsistency is found which had not been specifically discussed and agreed with Gilead, then Gilead and/or MPP shall have the right to require Licensee to terminate such agreement. To the extent any such agreements relate to EVG, EVG Product, EVG Combination Product, or Quad Product, Gilead shall also have the right to share such agreements with Japan Tobacco.”

9.	Termination of Third Party Agreement by Gilead. Section 2.5(g) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Termination of Third Party Agreements by Gilead. Gilead may terminate the right of Licensee to sell Product to any Third Party Reseller pursuant to this Section 2.5, if Gilead believes in good faith that the Third Party Reseller is not acting in a way that is consistent with Licensee’s covenants under this Agreement, or if Licensee does not terminate Licensee’s agreement with such Third Party Reseller under the circumstances described in Section 2.5(e) or Section 2.5(f).”

10.	No Other Licenses. Section 2.6(d)(ii) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Except as expressly set forth in this Agreement, MPP does not grant any license under any of Gilead’s intellectual property rights (including, without limitation, patents or rights to any proprietary compounds or drug substances other than API) to Licensee.”

11.	Sourcing of API from API Suppliers. The last sentence of Section 3.1 of the Agreement is hereby deleted in its entirety and replaced with the following:

“In the event that any inconsistency is found which had not been specifically discussed and agreed with Gilead, each of Gilead and MPP shall have the right to require Licensee to terminate such agreement with such Gilead Supplier or Licensed API Supplier, and upon notice from Gilead and/or MPP to such effect, Licensee shall immediately terminate such agreement.”

12.	Royalty. As consideration for the licenses granted in Section 2 of the Agreement, as amended by Sections 2 and 3 of this Amendment, Licensee shall pay Gilead the following

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

royalties on Net Sales of BIC Product and BIC Combination Product in the Territory for the duration of the Royalty Term:

a.	5% of BIC Product Net Sales in the BIC Territory.

b.
5% of the portion of BIC Combination Product Net Sales attributable to the BIC component of such BIC Combination Product in the BIC Territory, as determined in accordance with Section 4.2 of the Agreement.

c.
To the extent any TAF Combination Product, TDF Combination Product, EVG Combination Product, and/or COBI Combination Product contains BIC, then in addition to royalties due from Licensee to Gilead for each other royalty bearing API in such Combination Product as set forth in Section 4.1(c), (f) and (h) of the Agreement, respectively, Licensee will pay Gilead 5% of the portion of such Combination Products Net Sales attributable to the BIC component of such Combination Product in the Territory applicable to such Combination Product, as determined in accordance with Section 4.2 of the Agreement.

13.
Quarterly Reports. In each Quarterly Report, Licensee shall provide Gilead with the following information (in addition to the information described in Section 4.3 of the Agreement): (i) any Drug Controller General of India export permits obtained by the Licensee for Product, including the quantity of Product exported, the final destination of the Product and the recipient of the Product; and (ii) any Central Drugs Standard Control Organization (CDSCO) No Objection Certificates (NOC) obtained by third parties for Product for which Licensee provided assistance, including the quantity of Product exported, the final destination of the Product and the recipient of the Product.

14.
Cooperation. If any party becomes aware of a suspected occurrence of any prohibited activity described in Section 7.2(a)(i)-(viii), such party will notify the other parties promptly, and following such notification, the parties will confer. Gilead (except in the case of Patents relating to EVG, EVG Product, EVG Combination Product or TAF Quad that are subject to the Japan Tobacco Agreement and controlled by Japan Tobacco) will have the right, but not the obligation, to bring an infringement or other action at its own expense, in its own name, and entirely under its own direction and control. Licensee will reasonably assist Gilead (or, where applicable, Japan Tobacco) in such actions or proceedings if so requested, and will lend its name to such actions or proceedings if required by law in order for Gilead (or Japan Tobacco) to bring such an action, which obligations shall survive the expiration or termination of the Agreement.

15.
Technology Transfer. Promptly following the later of the Amendment Effective Date and Gilead’s receipt of marketing approval from the FDA for a Product containing BIC, Gilead shall make available a one-time technology transfer of know-how owned or controlled by Gilead relating to the manufacture of BIC and such FDA-approved Product containing BIC, as applicable, to the extent, and in the manner specified in Appendix 3 attached hereto. Except as expressly provided in this Section 7, Gilead shall have no further obligation to transfer any other know-how under this Amendment.

16.	Manufacturing Requirements Minimum Standards. Section 6.2(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

“Minimum Standards.

(i)Licensee agrees that it shall manufacture API and Product in a manner consistent with (i) the applicable Indian manufacturing standards; (ii) either World Health Organization (“WHO”) pre-qualification standards, standards of the European Medicines Agency (“EMA”), or United States Food and Drug Administration (“FDA”) tentative approval standards (“Minimum Quality Standards”); and (iii) on a country-by-country basis, any applicable national, regional or local standards as may be required by the specific country where Product is sold.

(ii)As required by MPP, in the event that any of COBI, EVG, TAF or BIC are included in the WHO Consolidated Guidelines on the use of antiretroviral drugs for treating and preventing HIV infection (“WHO Guidelines”) or in the expression of interest for WHO pre- qualification for active pharmaceutical ingredients, Licensee shall apply for WHO pre- qualification or submit such included API’s Drug Master File (or equivalent) to the FDA no later than by the second anniversary of any such inclusion.

(iii)As required by MPP, in the event that any TAF Product or TAF Combination Product, BIC Product or BIC Combination Product, COBI Product or COBI Combination Product, EVG Product or EVG Combination Product, or the TDF Quad are included in WHO Guidelines or in the expression of interest for WHO pre-qualification of medicines, Licensee shall apply for WHO pre-qualification or FDA conditional approval for each such Product so included no later than by the third anniversary of any such inclusion.”

17.	Remedy for Failure. Section 6.2(c) of the Agreement is hereby deleted in its entirety and replaced with the following:

“Remedy for Failure. If Licensee fails at any time to meet the Minimum Quality Standards with respect to the manufacture of API or Product, Gilead and/or MPP may elect, in their sole discretion and notwithstanding Section 10.2 or 10.3 hereof, to suspend the effectiveness of the licenses granted hereunder until such time as Gilead and/or MPP have determined that Licensee has corrected any such failure to Gilead’s and/or MPP's reasonable satisfaction. During any such suspension, Gilead and/or MPP and Licensee shall coordinate with each other to provide for the supply of API or Product, as appropriate, to ensure that end-user patient requirements are not disrupted as a result of such suspension.”

18.
Dose Requirements. All BIC Product and BIC Combination Products manufactured, used or sold by Licensee shall consist of dose concentrations of BIC that have been approved by the FDA. In the case of Products containing BIC, Licensee may manufacture or sell BIC Product, or BIC Combination Product consisting of an Alternate Dosage if such Alternate Dosage has been approved for use in the Field by the appropriate regulatory authority having jurisdiction over such Product.

19.
Pediatric Formulations. Licensee will have the right to develop a BIC Product or BIC Combination Product as either a liquid or dispersible tablet formulation for use in pediatric patients less than 12 years of age (such formulation shall be a Pediatric Formulation). If Licensee is granted regulatory approval to market such Pediatric Formulation, then Licensee will use reasonable efforts to make such Pediatric Formulation available throughout the BIC

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Territory (for purposes of Section 6.2(e) of the Agreement, the BIC Territory shall be Licensee’s Applicable Territory with respect to such Pediatric Formulation).

20.
Regulatory Filings and Inspections. To the extent Regulatory Reports relate to EVG, EVG Product, EVG Combination Product, or Quad Product, Gilead will have the right to share such Regulatory Reports with Japan Tobacco, which right shall survive the expiration or termination of the Agreement.

21.	Safety Reporting. The following language is hereby added to the Agreement as Section 6.6:

“Safety Reporting.

a.	Licensee is responsible for all single and periodic reporting to all applicable regulatory authorities for the Products manufactured by or on behalf of Licensee under the Agreement.

b.
Licensee is responsible for all pharmacovigilance activities with respect to such Products, including but not limited to all associated signal detection, risk management and product labelling requirements.

c.
In the event Licensee receives an individual case safety report associated with any Gilead proprietary product, Licensee agrees to forward such reports to Gilead at E-Mail: SafetyFC@gilead.com    Fax: +1-650-522-5477.

d.
Licensee will forward details of any confirmed safety signals or emerging safety issues relating to Products manufactured by or on behalf of Licensee under this Agreement and any supporting documentation to the risk management contact at Gilead: Neda.Shokrai@gilead.com.”

22.	Diversion of Product and Technology. Section 7.2 of the Agreement is hereby deleted in its entirety and replaced with the following:

“Diversion of Product and Technology.

(a)
Licensee covenants and agrees that Licensee and its Affiliates shall not, and shall require its Distributors and Third party Resellers not to: (i) divert or allow the diversion of API outside of India, China or South Africa, or to third parties that do not constitute Licensed Product Suppliers, (ii) divert or allow the diversion of TDF Product, TDF Combination Product, TAF Product or TAF Combination Product outside the TDF-TAF Territory, (iii) divert or allow the diversion of COBI Product or COBI Combination Product outside the COBI Territory, (iv) divert or allow the diversion of EVG Product, EVG Combination Product or Quad Product outside the EVG-Quad Territory, (v) divert or allow the diversion of BIC Product or BIC Combination Product outside the BIC Territory, (vi) divert or allow the diversion of Licensed Technology to any third party, except as expressly permitted under this Agreement, (vii) take any action that Gilead determines in good faith to be in furtherance of the activities described in clauses (i) - (vi), or (viii) assist or support, directly or indirectly, any third party in the conduct of the activities described in clauses (i) - (vii). The parties agree that it shall not be a breach of Section 3.1 or this

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Section 7.2 for Licensee or its Affiliate to file marketing approval applications for any Product in a country outside of the Territory as required by applicable regulatory authorities in such country for the commercialization of such Product in such country, or for Licensee or its Affiliate to provide developmental quantities of API or Product in support of its own marketing approval applications or a third party’s application for marketing approval, in each case, as required by applicable regulatory authorities in such country, it being understood that this provision shall not be construed as expressly or implicitly granting Licensee any right or license under any Gilead intellectual property rights beyond the licenses granted in Section 2 of this Agreement or otherwise providing any authorization by Gilead to do so, and does not constitute a waiver of any rights of Gilead under law that it may have to contest the filing or granting of such marketing approval applications.”

(b)
Damages. In the event (i) any Product is diverted (x) by Licensee or its Affiliate sublicensees, or (y) by another party with the assistance of the Licensee or its Affiliate sublicensees, in each case to any country outside the Territory in any manner described in Section 7.2(a), and (ii) a patent covering such Product has been granted in such country or in the country(ies) outside the Territory in which such Product is manufactured (collectively the circumstance described by clause (i) and (ii), a “Diversion Event”), then in addition to any other remedies Gilead may be entitled to at law or in equity, Gilead shall be entitled to injunctive relief and to receive lost profits associated with the Diversion Event, which such lost profits will be determined by taking into consideration the following factors: (1) the quantity of Product that is the subject of such Diversion Event; (2) the average profit Gilead receives from its sale of such Product in the country(ies) outside the Territory into which such Product was sold or otherwise transferred; and (3) any erosion in Gilead’s market share in such country(ies) outside the Territory as a result of such Diversion Event. This Section 7.2(b) shall survive the expiration or termination of the Agreement with respect to Products sold prior to such expiration or termination.”

23.	General Law Compliance. Section 7.3(a) of the Agreement is hereby deleted in its entirety and replaced with the following:

“General Law Compliance. Licensee covenants and agrees that it shall perform all activities under this Agreement in accordance with all applicable laws, rules, and regulations, including, without limitation, with respect to privacy, data protection, recalls, safety and reporting requirements and shall obtain, have and maintain all necessary regulatory approvals (including in South Africa), marketing authorizations, permits and licenses, at Licensee’s expense for the manufacture and sale of API and/or Product and any other Licensee activities contemplated hereby.”

24.	FCPA and UK Bribery Act. Section 7.3(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

“FCPA and UK Bribery Act. Licensee covenants and agrees that neither the Licensee, nor any of its affiliates, nor any of their respective directors, officers, employees or agents (all of the foregoing, including affiliates collectively, “Licensee Representatives”) has taken any action, directly or indirectly, that would result in a violation by such persons of the Foreign Corrupt Practices Act of 1977, as amended (such act, including the rules and regulations

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

thereunder, the “FCPA”), the U.K. Bribery Act of 2010 (“Bribery Act”), or any other applicable anti-bribery or anticorruption laws, rules or regulations (collectively with the FCPA and the Bribery Act, the “Anticorruption Laws”). Licensee covenants and agrees that Licensee and Licensee Representatives have conducted and will conduct their businesses in compliance with the Anticorruption Laws. Licensee covenants and agrees that it shall provide to Gilead on the Amendment Effective Date and within thirty (30) days after the beginning of each calendar year thereafter, certification in writing by Licensee of Licensee’s compliance with the Anticorruption Laws.”

25.	Gilead Right to Terminate. Section 10.3(b) of the Agreement is hereby deleted in its entirety and replaced with the following:

“(b) Gilead and/or MPP shall have the right to terminate this Agreement, the covenant contained in Section 7.5 and/or one or both of the licenses granted pursuant to Section 2.1 or Section 2.2 (whether or not such event constitutes a right of termination pursuant to Section 10.2), if:

(i)Gilead determines in good faith that (A) a material quantity of API made or sold by Licensee has been diverted outside of South Africa, China or India, or to third parties that are not Licensed Product Suppliers, (B) a material quantity of Product made and/or sold by Licensee has been diverted to countries outside the Territory (other than with respect to such diversions occurring solely as a result of the circumstances expressly contemplated in Sections 7.3(c), 10.3(c) and 10.3(d) below), or (C) any of the prohibited activies described in Section 7.2(a)(i)-(viii) has occurred;

(ii)Gilead and/or MPP determines in good faith that, due to material deficiencies in Licensee’s compliance, or repeated failure to comply, with the Minimum Quality Standards, Licensee is unable to reliably and consistently manufacture API or Product in accordance with the Minimum Quality Standards;

(iii)Gilead determines in good faith that Licensee has obtained material quantities of API from sources outside of India, South Africa or China (subject to the provisions set forth in Sections 7.3(c) and 10.3(c)), or in ways that are inconsistent with the terms and conditions of Section 3; or

(iv)Gilead’s rights to EVG terminate due to the termination of the Japan Tobacco Agreement, provided, however, that in such event, such termination would only apply on a Product-by-Product basis and only with respect to Products containing EVG that are subject to the sublicense granted by Gilead under the Japan Tobacco Agreement.

Gilead shall give Licensee and MPP written notice of any such event and provide Licensee with a period of thirty (30) days after such notice to demonstrate that the conditions giving rise to Gilead’s determination no longer exist to Gilead’s reasonable satisfaction. If Licensee is unable to do so, this Agreement shall be terminated effective upon the thirtieth (30th) day following such notice. In the event that MPP independently exercises its right to terminate this Agreement pursuant to Sections 10.2 or 10.3, MPP shall provide notice to Gilead of such intent to terminate.”

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

26.
Licensee Right to Terminate License on an API Basis. For the avoidance of doubt any termination by Licensee of its license to BIC pursuant to Section 10.5 of the Agreement shall in turn terminate Licensee’s rights and licenses under all Patents that claim BIC (alone or in combination with any other compounds) to manufacture, sell, use, export or import any Product that contains BIC.

27.
Appendices. Appendices 1, 2, 3, 4, 5, and 6 of the Agreement are hereby deleted and replaced with new Appendices 1, 2, 3, 4, 5, and 6 attached to this Amendment, respectively. Appendix 7 attached to this Amendment is hereby added to the Agreement as Appendix 7.

28.
Miscellaneous. This Amendment embodies the entire understanding of the Parties with respect to the subject matter hereof and supersedes all previous communications, representations or understandings, and agreements, whether oral or written, between the Parties relating to the subject matter hereof. Except as expressly amended by this Amendment, the terms and conditions of the Agreement will remain in full force and effect. This Amendment shall be effective as of the Amendment Effective Date, and may not be modified except by written agreement between the Parties. This Amendment will be governed by and construed under the laws of England, without regard to its choice of law principles, and any dispute that arises hereunder shall be resolved by binding arbitration as set forth in Section 12.7 of the Agreement.

[signatures appear on following page]

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

IN WITNESS WHEREOF, the parties hereto have executed this Amendment as of the Amendment Effective Date.

GILEAD:

Gilead Sciences, Inc.

By __________________________________
Name:
Title:

LICENSEE:

[Licensee]

By __________________________________
Name:
Title:

MPP:

Medicines Patent Pool

By __________________________________
Name:
Title:

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 1
Countries in the TDF-TAF Territory

1. Afghanistan	40.	Georgia	79.	Papua NewGuinea
2. Angola	41.	Ghana	80.	Phillipines
3. Anguilla	42.	Grenada	81.	Rwanda
4. Antigua and Barbuda	43.	Guatemala	82.	Saint Kitts and Nevis
5. Armenia	44.	Guinea	83.	Saint Lucia
6. Aruba	45.	Guinea-Bissau	84.	Saint Vincent & the
7. Bahamas	46.	Guyana		Grenadines
8. Bangladesh	47.	Haiti	85.	Samoa
9. Barbados	48.	Honduras	86.	São Tomé and Príncipe
10. Belarus	49.	India	87.	Senegal
11. Belize	50.	Indonesia	88.	Seychelles
12. Benin	51.	Jamaica	89.	Sierra Leone
13. Bhutan	52.	Kazakhstan	90.	Solomon Islands
14. Bolivia	53.	Kenya	91.	Somalia
15. Botswana	54.	Kiribati	92.	South Africa
16. British Virgin Islands	55.	Kyrgyzstan	93.	South Sudan
17. Burkina Faso	56.	Lao, People's Dem. Rep.	94.	Sri Lanka
18. Burundi	57.	Lesotho	95.	Sudan
19. Cambodia	58.	Liberia	96.	Surinam
20. Cameroon	59.	Madagascar	97.	Swaziland
21. Cape Verde	60.	Malawi	98.	Syrian Arab Republic
22. Central African Republic	61.	Malaysia	99.	Tajikistan
23. Chad	62.	Maldives	100.	Tanzania, U. Rep. of
24. Comoros	63.	Mali	101.	Thailand
25. Congo, Rep	64.	Mauritania	102.	Timor-Leste
26. Congo, Dem. Rep. of the	65.	Mauritius	103.	Togo
27. Côte d'Ivoire	66.	Moldova, Rep. of	104.	Tonga
28. Cuba	67.	Mongolia	105.	Trinidad and Tobago
29. Djibouti	68.	Montserrat	106.	Turkmenistan
30. Dominica	69.	Mozambique	107.	Turks and Caicos
31. Dominican Republic	70.	Myanmar	108.	Tuvalu
32. Ecuador	71.	Namibia	109.	Uganda
33. El Salvador	72.	Nauru	110.	Ukraine
34. Equatorial Guinea	73.	Nepal	111.	Uzbekistan
35. Eritrea	74.	Nicaragua	112.	Vanuatu
36. Ethiopia	75.	Niger	113.	Vietnam
37. Fiji Islands	76.	Nigeria	114.	Yemen
38. Gabon	77.	Pakistan	115.	Zambia
39. Gambia	78.	Palau	116.	Zimbabwe

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

APPENDIX 2
Patents

TDF Patents

(221) Title: NUCLEOTIDE ANALOGS

Country	Status	Filing Date	Application No.Patent No.Issue Date
India	Pending	7/25/1997	2076/DEL/1997

(230) Title: NUCLEOTIDE ANALOG COMPOSITION AND SYNTHESIS METHOD

SubCase	Status	Filing Date	Application No.Patent No.Issue Date
India	Pending	7/24/1998	896/DEL/2002
India	Pending	7/24/1998	963/DEL/2002
India	Pending	7/24/1998	1362/DEL/2004
India	Granted	7/24/1998	2174/DEL/1998	190780	3/15/2004
Indonesia	Granted	7/23/1998	W-991548	7658	4/11/2002

(270) Title: COMPOSITIONS AND METHODS FOR COMBINATION ANTIVIRAL THERAPY

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
Armenia	Granted	1/13/2004	200501134	15145	6/13/2011
Eurasian Patent Organization	Published	1/13/2004	201100293
Eurasian Patent Organization	Granted	1/13/2004	200501134	15145	6/13/2011
Kazakhstan	Granted	1/13/2004	200501134	15145	6/13/2011
Kazakhstan	Pending		200501134 (PTE Application)
Kyrgyz Republic	Granted	1/13/2004	200501134	15145	6/13/2011
Kyrgyz Republic	Granted		200501134 (PTE Application)	15145	5/31/2012
Moldova	Granted	1/13/2004	200501134	15145	6/13/2011
Tajikistan	Granted	1/13/2004	200501134	15145	6/13/2011
Turkmenistan	Granted	1/13/2004	200501134	15145	6/13/2011
Turkmenistan	Pending		200501134 (PTE Application)

(677) Title: A PHARMACEUTICAL COMPOSITION, A METHOD OF PREPARING THEREOF, AND A METHOD OF TREATING VIRAL DISEASES USING SAID COMPOSITION

Country	Status	Filing Date	Application No.	Patent No.	Issue Date

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Armenia	Granted	6/13/2006	200800033	17764	3/29/2013
Eurasian Patent Organization	Published	6/13/2006	201201265
Eurasian Patent Organization	Granted	6/13/2006	200800033	17764	3/29/2013
India	Pending	6/13/2006	9661/DELNP/2007
Kazakhstan	Granted	6/13/2006	200800033	17764	3/29/2013
Kyrgyz Republic	Granted	6/13/2006	200800033	17764	3/29/2013
Moldova	Granted	6/13/2006	200800033	17764	3/29/2013
South Africa	Granted	6/13/2006	2008/00297	2008/00297	4/28/2010
Tajikistan	Granted	6/13/2006	200800033	17764	3/29/2013
Turkmenistan	Granted	6/13/2006	200800033	17764	3/29/2013

TAF Patents

(249) Title: PRODRUGS OF PHOSPHONATE NUCLEOTIDE ANALOGUES AND METHODS FOR SELECTING AND MAKING SAME

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property Organization (OAPI)	Granted	1200300003	7/20/2001	12393	12/29/2003
African Regional Industrial Property Organization	Granted	2003/002724	7/20/2001	AP 1466	9/22/2005
Anguilla	Granted	AI/A/2015/00173	7/20/2001	AI/A/2015/00173	11/2/2015
Congo, Democratic Republic of	Granted	NP/002/EXT/2016	7/20/2001	2016/4386	11/11/2016
Ethiopia	Granted	ET/PI/15/184	7/20/2001	135	5/25/2016
Eurasian Patent Organization	Granted	200300188	7/20/2001	4926	10/28/2004
Falkland Islands (Malvinas)	Granted		7/20/2001	15365	8/25/2015
Fiji	Published	1214	7/20/2001
Grenada	Granted	7 of 2015	7/20/2001	7 of 2015	10/6/2015
Guyana	Published	1641	7/20/2001
Haiti	Pending		7/20/2001
India	Granted	9/MUMNP/2003	7/20/2001	208435	7/27/2007
India	Granted	00529/MUMNP/2006	7/20/2001	241597	7/14/2010
Indonesia	Granted	W-00200602129	7/20/2001	IDP0022897	2/20/2009
Indonesia	Granted	W-00200804005	7/20/2001	IDP000040148	2/15/2016
Indonesia	Granted	W00200300261	7/20/2001	IDP0022911	2/20/2009
Jamaica	Pending	18/1/5695	7/20/2001
Kiribati	Granted	14/15	7/20/2001	14/15	10/7/2015

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Montserrat	Granted	1961695.2	7/20/2001	1301519	9/23/2015
Nepal	Pending	669	7/20/2001
Seychelles	Granted	1301519	7/20/2001	1301519	5/25/2016
Sierra Leone	Pending	EP1301519	7/20/2001
Solomon Islands	Granted	J37/371	7/20/2001	J37/371	3/3/2016
South Africa	Granted	2002/10271	7/20/2001	2002/10271	12/31/2003
Turks and Caicos Islands	Pending	10213	7/20/2001
Tuvalu	Granted		2/25/2015	TVP1301519	1/6/2016
Vietnam	Granted	1-2002-01193	7/20/2001	8475	5/24/2010
Virgin Islands (British)	Granted	414/5/2015	7/20/2001	414/5/2015	12/1/2015

(872) Title: TENOFOVIR ALAFENAMIDE HEMIFUMARATE

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property Organization (OAPI)	Granted	1201400057	8/15/2012	17070	6/29/2015
African Regional Industrial Property Organization	Granted	AP/P/2014/007437	8/15/2012	3639	3/31/2016
Bahamas	Granted	2441	8/15/2012	2441	6/19/2014
Bolivia	Pending	SP-0277-2012	8/15/2012
Ecuador	Pending	SP-14-13206-PCT	8/15/2012
El Salvador	Pending	E-4659-2014	8/15/2012
Eurasian Patent Organization	Published	201490208	8/15/2012
India	Pending	1012/DELNP/2014	8/15/2012
Indonesia	Published	P00201400805	8/15/2012
Moldova	Pending	A20140011	8/15/2012
Pakistan	Pending	539/2012	8/15/2012
Philippines	Granted	1-2014-500349	8/15/2012	1-2014- 500349	2/29/2016
South Africa	Allowed	2014/00582	8/15/2012
Thailand	Pending	1401000784	8/15/2012
Vietnam	Pending	1-2014-00440	8/15/2012

(877) Title: METHODS FOR PREPARING ANTI-VIRAL NUCLEOTIDE ANALOGS

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Bahamas	Granted	2455	10/3/2012	2455	6/24/2014
Bolivia	Granted	SP-0352-2012	10/3/2012	6385-B	11/26/2014
Ecuador	Published	IEPI-2014-74	10/3/2012

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

El Salvador	Published	E-4696/2014	10/3/2012
Eurasian Patent Organization	Allowed	201490753	10/3/2012
India	Published	2953/DELNP/2014	10/3/2012
Pakistan	Pending	671/2012	10/3/2012

EVG Patents

(JF-0136) Title: COMPOUND AND METHOD OF USE

Country	Status	Application No.	Filing DatePatent No.
Bolivia	Pending	SP-230265	11/18/2003
India	Granted	01316/CHENP/2004	11/20/2003	245833	2/3/2011
Indonesia	Granted	WO00200401542	11/20/2003	P0023507	6/1/2009
Nigeria	Granted	424/2003	11/19/2003	RP.15779	10/20/2004
Philippines	Granted	1-2004-500895	11/20/2003	1-2004-500895	8/20/2008
South Africa	Granted	2004/4537	11/20/2003	2004/4537	8/31/2005
Thailand	Pending	301004379	11/20/2003
Vietnam	Granted	1-2004-00605	11/20/2003	1-0011884	10/7/2013

(JF-0179) Title: CRYSTALLINE FORM

Country	Status	Application No.	Filing DatePatent No.
Bolivia	Pending	SP-250121	5/19/2005
India	Pending	357/CHENP/2010	5/19/2005
Philippines	Granted	1-2006-502297	5/19/2005	1-2006-502297	11/19/2010
South Africa	Granted	2006/10647	5/19/2005	2006/10647	6/25/2008
Thailand	Pending	100718	5/19/2005

(JF-0193) Title: MANUFACTURING PROCESS: ROUTE D AND F

Country	Status	Application No.:	Filing Date	Patent No.	Issue Date
India	Granted	5344/CHENP/2008	3/6/2007	258895	2/13/2014
India	Pending	532/CHENP/2014	3/6/2007

(JF-0192) Title: MANUFACTURING PROCESS: ROUTE C AND E

Country	Status	Application No.	Filing Date	Patent No:	Issue Date
African Regional Industrial Property Organization	Granted	AP/P/2008/004621	3/6/2007	2914	5/5/2014
Eurasian Patent Organization	Granted	200870321	3/6/2007	17861	3/29/2013

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Indonesia	Pending	W00200802860	3/6/2007	IDP0032077	10/22/2012
India	Granted	5341/CHENP/2008	3/6/2007	258747	2/4/2014
India	Pending	613/CHENP/2014	3/6/2007
African Intellectual Property Organization (OAPI)	Granted	1200800317	3/6/2007	14280	3/31/2009
Vietnam	Granted	1-2008-02431	3/6/2007	14450	8/17/2015
South Africa	Granted	2008/07547	3/6/2007	2008/07547	11/25/2009

(718) Title: METHODS OF IMPROVING THE PHARMACOKINETICS OF HIV INTEGRASE INHIBITORS

Country	Status	Application No.	Filing Date	Patent No.
Armenia	Granted	200801619	12/29/2006	18544	8/30/2013
African Regional Industrial Property Organization	Granted	AP/P/2008/004522	12/29/2006	AP2702	7/31/2013
Eurasian Patent Organization	Granted	200801619	12/29/2006	18544	8/30/2013
Eurasian Patent Organization	Published	201201496	12/29/2006
Indonesia	Pending	W00201102461	12/29/2006
Indonesia	Published	W00 2008 02128	12/29/2006
India	Pending	6748/DELNP/2015	12/29/2006
India	Pending	5576/DELNP/2008	12/29/2006
Kyrgyz Republic	Granted	200801619	12/29/2006	18544	8/30/2013
Moldova	Granted	200801619	12/29/2006	18544	8/30/2013
African Intellectual Property Organization (OAPI)	Granted	1200800239	12/29/2006	14320	6/30/2009
Tajikistan	Granted	200801619	12/29/2006	18544	8/30/2013
Turkmenistan	Granted	200801619	12/29/2006	18544	8/30/2013
Vietnam	Pending	1-2008-01921	12/29/2006
South Africa	Granted	2008/06222	12/29/2006	2008/06222	3/25/2009

(720) Title: PROCESS AND INTERMEDIATES FOR PREPARING INTEGRASE INHIBITORS

Country	Status	Application No.	Filing Date	Patent Number	Issue Date
Armenia	Granted	200900441	9/11/2007	22099	11/30/2015
African Regional Industrial Property Organization	Granted	AP/P/2009/004831	9/11/2007	AP3004	10/16/2014
Eurasian Patent Organization	Granted	200900441	9/11/2007	22099	11/30/2015
Indonesia	Published	W00200900634	9/11/2007
Kyrgyz Republic	Granted	200900441	9/11/2007	22099	11/30/2015
Kazakhstan	Granted	200900441	9/11/2007	22099	11/30/2015

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Moldova	Granted	200900441	9/11/2007	22099	11/30/2015
African Intellectual Property Organization (OAPI)	Granted	1200900070	9/11/2007	14458	9/30/2009
Thailand	Published	701004583	9/11/2007
Tajikistan	Granted	200900441	9/11/2007	22099	11/30/2015
Turkmenistan	Granted	200900441	9/11/2007	22099	11/30/2015
Vietnam	Granted	1-2009-00636	9/11/2007	11932	10/22/2013
Vietnam	Granted	1-2012-01354	9/11/2007	14698	10/20/2015
South Africa	Granted	2009/01576	9/11/2007	2009/01576	2/24/2010

(746) Title: PROCESS AND INTERMEDIATES FOR PREPARING INTEGRASE INHIBITORS

Country	Status	Application No	Filing Date	Patent Number	Issue Date
African Regional Industrial Property Organization	Granted	AP/P/2010/005187	9/11/2008	AP 2785	10/31/2013
Eurasian Patent Organization	Granted	201070256	9/11/2008	19431	3/31/2014
Ecuador	Inactive	SP-10-10081	9/11/2008
Indonesia	Published	W00201000759	9/11/2008
India	Pending	1615/DELNP/2010	9/11/2008
African Intellectual Property Organization (OAPI)	Granted	1201000093	9/11/2008	15058
Thailand	Published	801004676	9/11/2008
Vietnam	Granted	1-2010-00483	9/11/2008	10866	11/20/2012
South Africa	Granted	2010/02066	9/11/2008	2010/02066	12/29/2010

(903) Title: PROCESS AND INTERMEDIATES FOR PREPARING INTEGRASE INHIBITORS

Country	Status	Application No.	Filing DatePatent No.
Eurasian Patent Organization	Allowed	201590018	8/1/2013
India	Pending	1688/DELNP/2015	8/1/2013

COBI Patents

(692) Title: MODULATORS OF PHARMACOKINETIC PROPERTIES OF THERAPEUTICS

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1200800450	9/30/2009	14409
African Regional Industrial Property Organization	Granted	AP/P/2008/004720	9/30/2014	AP2985

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Anguilla	Granted	AI/A/2015/00172	11/2/2015	AI/A/2015/00172
Armenia	Granted	200900155	11/28/2014	20489
Congo, Democratic Republic of	Pending	NP/004/EXT/2016
Ethiopia	Granted	ET/PI/15/185	5/25/2016	134
Eurasian Patent Organization	Allowed	201270738
Eurasian Patent Organization	Granted	200900155	11/28/2014	20489
Fiji	Published	1217
Guyana	Published	1642
Haiti	Pending
India	Pending	10487/DELNP/2008
Indonesia	Granted	W00200900061	8/12/2016	IDP00042227
Jamaica	Pending	18/1/5696
Kazakhstan	Granted	200900155	11/28/2014	20489
Kiribati	Granted	13/15	10/7/2015	13/15
Kyrgyz Republic	Granted	200900155	11/28/2014	20489
Moldova	Granted	200900155	11/28/2014	20489
Montserrat	Granted		9/23/2015	3 of 2015
Nauru	Pending
Nepal	Pending	894
Seychelles	Granted	2049506	5/25/2016	2049506
Sierra Leone	Pending	EP2049506
Solomon Islands	Granted	J37/370	2/10/2016	J37/370
South Africa	Pending	2008/10399
Tajikistan	Granted	200900155	11/28/2014	20489
Thailand	Published	701003404
Turkmenistan	Granted	200900155	11/28/2014	20489
Turks and Caicos Islands	Pending	10214
Tuvalu	Granted		11/7/2015	TVP2049506
Vanuatu	Unfiled
Vietnam	Pending	1-2009-00240
Vietnam	Pending	1-2012-02702
Virgin Islands (British)	Granted	415/6/2015	12/1/2015	415/6/2015

(719) Title: MODULATORS OF PHARMACOKINETIC PROPERTIES OF THERAPEUTICS

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1200900273	6/30/2010	14749
African Regional Industrial Property Organization	Granted	AP/P/2009/004964	9/16/2014	AP2986
African Regional Industrial Property	Granted	AP/P/2013/007042	11/30/2016	AP3915

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Organization
Armenia	Granted	200901155	7/30/2014	19893
Eurasian Patent Organization	Granted	200901155	7/30/2014	19893
Fiji	Granted
Indonesia	Granted	W00200902299	3/18/2015	IDP000038076
Kazakhstan	Granted	200901155	7/30/2014	19893
Kyrgyz Republic	Granted	200901155	7/30/2014	19893
Moldova	Granted	200901155	7/30/2014	19893
South Africa	Pending	2009/05882
South Africa	Unfiled
Tajikistan	Granted	200901155	7/30/2014	19893
Thailand	Pending	801000867
Turkmenistan	Granted	200901155	7/30/2014	19893
Vietnam	Pending	1-2009-01990
Vietnam	Pending	1-2012-02696

(757) Title: THE USE OF SOLID CARRIER PARTICLES TO IMPROVE THE PROCESSABILITY OF A PHARMACEUTICAL AGENT

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201000364	9/28/2012	15589
African Regional Industrial Property Organization	Granted	AP/P/2010/005429	1/30/2015	3209
Armenia	Granted	201071173	3/31/2016	22950
Belarus	Granted	201071173	3/31/2016	22950
Ecuador	Pending	SP-10-10636
Eurasian Patent Organization	Published	201591353
Eurasian Patent Organization	Granted	201071173	3/31/2016	22950
India	Pending	7565/DELNP/2010
Indonesia	Published	W00201004105
Kazakhstan	Granted	201071173	3/31/2016	22950
Kyrgyz Republic	Granted	201071173	3/31/2016	22950
Moldova	Granted	201071173	3/31/2016	22950
South Africa	Granted	2010/08007	10/26/2011	2010/08007
Tajikistan	Granted	201071173	3/31/2016	22950
Turkmenistan	Granted	201071173	3/31/2016	22950
Vietnam	Pending	1-2010-02929

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

(775) Title: METHOD OF PREPARING AN INHIBITOR OF CYTOCHROME P450 MONOOXYGENASE, AND INTERMEDIATES INVOLVED

Country	Status	Application No.FilingPatent No. Date
African Regional Industrial Property Organization	Granted	AP/P/2011/005864
African Intellectual Property Organization (OAPI)	Granted	1201100311.00	4/1/2010	15801
Bolivia	Published	SP-0082-2010	4/1/2010
Eurasian Patent Organization	Granted	201190179.00	4/1/2010	22739
Eurasian Patent Organization	Published	201590979.00	4/1/2010
Ecuador	Pending	SP-11-11391	4/1/2010
Indonesia	Granted	W00201103554	4/1/2010	IDP000041448
India	Pending	7323/DELNP/2011	4/1/2010
Pakistan	Pending	262/2010	3/31/2010
Thailand	Published	1101002473.00	4/1/2010
Vietnam	Pending	1-2011-02324	4/1/2010
South Africa	Granted	2011/07430	4/1/2010	2011/07430

(783) Title: TABLETS FOR COMBINATION THERAPY

Country	Status	Application No.FilingPatent No. Date
African Intellectual Property Organization (OAPI)	Pending	1201100281
African Regional Industrial Property Organization	Granted	AP/P/2011/05857	5/6/2015	AP3250
Armenia	Granted	201190125	5/29/2015	21313
Azerbaijan	Granted	201190125	5/29/2015	21313
Bolivia	Pending	SP-00292010
Ecuador	Pending	SP-11-11307
Eurasian Patent Organization	Published	201491658
Eurasian Patent Organization	Granted	201190125	5/29/2015	21313
India	Pending	5823/DELNP/2011
Indonesia	Granted	W00201103098	3/30/2016	IDP000040606
Kazakhstan	Granted	201190125	5/29/2015	21313
Kyrgyz Republic	Granted	201190125	5/29/2015	21313
Moldova	Granted	201190125	5/29/2015	21313
Pakistan	Allowed	94/2010
Singapore	Published	2014007744
South Africa	Granted	2011/06154	5/28/2014	2011/06154
Tajikistan	Granted	201190125	5/29/2015	21313

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Thailand	Published	1101001423
Turkmenistan	Granted	201190125	5/29/2015	21313
Vietnam	Pending	1-2011-02035

(895) Title: METHODS AND INTERMEDIATES FOR PREPARING PHARMACEUTICAL AGENTS

Country	Status	Application No.Filing DatePatent No.
India	Abandoned	6192/DELNP/2014

BIC Patents

(1007) TITLE: POLYCYCLIC-CARBAMOYLPYRIDONE COMPOUNDS AND THEIR PHARMACEUTICAL USE

Country	Status	Application No.	FilingPatent No.Issue DateDate
African Intellectual Property Organization (OAPI)	Pending	1201500240	12/19/2013
African Regional Industrial Property Organization	Pending	AP/P/2015/008510	12/19/2013
Anguilla	Pending	AI/A/2016/00180	12/19/2013
Bahamas	Pending	2551	12/19/2013
Bolivia	Published	SP-00412-2013	12/20/2013
Congo, Democratic Republic of	Pending		12/19/2013
Ecuador	Published	IEPI-2015-31224	12/19/2013
El Salvador	Published	E-5002-2015	12/19/2013
Ethiopia	Pending	ET/PI/16/204	12/19/2013
Eurasian Patent Organization	Published	201591027	12/19/2013
Fiji	Published	1229	12/19/2013
Grenada	Granted		12/19/2013		7/19/2016
Guyana	Pending	1656	12/19/2013
Haiti	Pending		12/19/2013
India	Pending	5535/DELNP/2015	12/19/2013
Indonesia	Allowed	P00201503852	12/19/2013
Indonesia	Pending	P00201607128	12/19/2013
Jamaica	Pending	18/1/5740	12/19/2013
Kiribati	Granted		12/19/2013		9/20/2016
Moldova	Pending	a20150064	12/19/2013
Montserrat	Granted		12/19/2013	4 OF 2016	5/27/2016

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.

Nepal	Pending	4	12/19/2013
Pakistan	Pending	908/2013	12/20/2013
Philippines	Published	1-2015-501445	12/19/2013
Philippines	Pending	1-2016-500389	12/19/2013
Seychelles	Pending	2822954	12/19/2013
Sierra Leone	Pending		12/19/2013
Solomon Islands	Granted		12/19/2013	J37/379	8/5/2016
South Africa	Pending	2015/04914	12/19/2013
South Africa	Pending	2015/07997	12/19/2013
South Korea	Pending	10-2015-7019194	12/19/2013
Thailand	Pending	1501003563	12/19/2013
Turks and Caicos Islands	Granted	10226	12/19/2013	10226	9/7/2016
Tuvalu	Granted	TVP2822954	12/19/2013	TVP2822954	8/15/2016
Vietnam	Granted	1-2015-02321	12/19/2013	15503	5/16/2016
Vietnam	Pending	1-2015-04199	12/19/2013
Virgin Islands (British)	Granted	EP2822954	12/19/2013	427/5/2016	9/21/2016

(1091) Title: SODIUM (2R,5S,13AR)-7,9-DIOXO-10-((2,4,6- TRIFLUOROBENZYL)CARBAMOYL)-2,3,4,5,7,9,13,13A-OCTAHYDRO-2,5- METHANOPYRIDO[1',2':4,5]PYRAZINO[2,1-B]OXAZEPIN-8-OLATE

Country	Status	Application No.	FilingPatentIssue Date DateNo.
African Regional Industrial Property Organization	Pending	AP/P/2016/009591	6/19/2015
African Intellectual Property Organization (OAPI)	Pending	1201600454	6/19/2015
Bolivia	Published	SP 126-2015	6/19/2015
Bahamas	Allowed	2701	6/18/2015
Cuba	Pending	2016-0187	6/19/2015
Dominican Republic	Published	P2016-0327	6/19/2015
Eurasian Patent Organization	Pending	201692414	6/19/2015
Ecuador	Published	IEPI-2016-95566	6/19/2015
El Salvador	Pending	2016005339	6/19/2015
Guatemala	Pending	A2016-000262	6/19/2015
Indonesia	Unfiled
India	Pending	201617042937.00	6/19/2015
Nigeria	Pending	NG/PT/C/2016/2106	6/19/2015
Philippines	Pending
Pakistan	Pending	382/2015	6/18/2015
Thailand	Pending
Trinidad and Tobago	Pending	TT/A/2016/00132	6/19/2015

Vietnam	Pending
South Africa	Pending	2016/08744	6/19/2015

(1147) Title: THERAPEUTIC COMPOSITIONS FOR TREATMENT OF HUMAN IMMUNODEFICIENCY VIRUS

Country	Status	Application No.	Filing DatePatent No.Issue Date
Bangladesh	Pending	272/2016	11/2/2016
Bolivia	Pending	SP-0260-2016	11/9/2016
Bahamas	Pending		11/8/2016
Pakistan	Pending	696/2016	11/9/2016
Patent Cooperation Treaty	Entered NP	US2016/060989	11/8/2016

(1062) Title: SYNTHESIS OF POLYCYCLIC-CARBAMOYLPYRIDONE COMPOUNDS

Country	Status	Application No.	FilingPatentIssue DateNo.Date
Bahamas	Allowed	2702	6/18/2015
Eurasian Patent Organization	Pending	201692412	6/16/2015
India	Pending	201717000457.00	6/16/2015
Patent Cooperation Treaty	Entered NP	US2015/036017	6/16/2015

TDF-Quad Patents

(221) Title:NUCLEOTIDE ANALOGS

Country	Status	Filing Date	Application No.Patent No.Issue Date
India	Pending	7/25/1997	2076/DEL/1997

(230) Title: NUCLEOTIDE ANALOG COMPOSITION AND SYNTHESIS METHOD

Country	Status	Filing Date	Application No.Patent No.Issue Date
India	Pending	7/24/1998	896/DEL/2002
India	Pending	7/24/1998	963/DEL/2002
India	Pending	7/24/1998	1362/DEL/2004
India	Granted	7/24/1998	2174/DEL/1998	190780	3/15/2004
Indonesia	Granted	7/23/1998	W-991548	7658	4/11/2002

(692) Title: DIAMINOALKANE COMPOUNDS (VARIANTS) AND A METHOD OF PREPARING THEREOF (VARIANTS), A PHARMACEUTICAL COMPOSITION AND A THERAPEUTIC

AGENT FOR INHIBITING CYTOCHROME-P450-MONOOXYGENASE, METHODS FOR TREATING AN HIV INFECTION AND VIRAL HEPATITS C, A METHOD OF MOD

Country	Status	Application No.	Filing Date	Patent No.Issue Date
African Intellectual Property Organization (OAPI)	Granted	1200800450	9/30/2009	14409
African Regional Industrial Property Organization	Granted	AP/P/2008/004720	9/30/2014	AP2985
Anguilla	Granted	AI/A/2015/00172	11/2/2015	AI/A/2015/00172
Armenia	Granted	200900155	11/28/2014	20489
Congo, Democratic Republic of	Pending	NP/004/EXT/2016
Ethiopia	Granted	ET/PI/15/185	5/25/2016	134
Eurasian Patent Organization	Allowed	201270738
Eurasian Patent Organization	Granted	200900155	11/28/2014	20489
Fiji	Published	1217
Guyana	Published	1642
Haiti	Pending
India	Pending	10487/DELNP/2008
Indonesia	Granted	W00200900061	8/12/2016	IDP00042227
Jamaica	Pending	18/1/5696
Kazakhstan	Unfiled
Kazakhstan	Granted	200900155	11/28/2014	20489
Kiribati	Granted	13/15	10/7/2015	13/15
Kyrgyz Republic	Granted	200900155	11/28/2014	20489
Moldova	Granted	200900155	11/28/2014	20489
Montserrat	Granted		9/23/2015	3 of 2015
Nauru	Pending
Nepal	Pending	894
Seychelles	Granted	2049506	5/25/2016	2049506
Sierra Leone	Pending	EP2049506
Solomon Islands	Granted	J37/370	2/10/2016	J37/370
South Africa	Pending	2008/10399
Tajikistan	Granted	200900155	11/28/2014	20489
Thailand	Published	701003404
Turkmenistan	Granted	200900155	11/28/2014	20489
Turks and Caicos Islands	Pending	10214
Tuvalu	Granted		11/7/2015	TVP2049506
Vietnam	Pending	1-2009-00240

Vietnam	Pending	1-2012-02702
Virgin Islands (British)	Granted	415/6/2015	12/1/2015	415/6/2015

(719) Title: MODULATORS OF PHARMACOKINETIC PROPERTIES OF THERAPEUTICS

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1200900273	6/30/2010	14749
African Regional Industrial Property Organization	Granted	AP/P/2009/004964	9/16/2014	AP2986
African Regional Industrial Property Organization	Granted	AP/P/2013/007042	11/30/2016	AP3915
Armenia	Granted	200901155	7/30/2014	19893
Eurasian Patent Organization	Granted	200901155	7/30/2014	19893
Fiji	Granted
Indonesia	Granted	W00200902299	3/18/2015	IDP000038076
Kazakhstan	Granted	200901155	7/30/2014	19893
Kyrgyz Republic	Granted	200901155	7/30/2014	19893
Moldova	Granted	200901155	7/30/2014	19893
South Africa	Pending	2009/05882
South Africa	Unfiled
Tajikistan	Granted	200901155	7/30/2014	19893
Thailand	Pending	801000867
Turkmenistan	Granted	200901155	7/30/2014	19893
Vietnam	Pending	1-2009-01990
Vietnam	Pending	1-2012-02696

(757) Title: THE USE OF SOLID CARRIER PARTICLES TO IMPROVE THE PROCESSABILITY OF A PHARMACEUTICAL AGENT

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201000364	9/28/2012	15589
African Regional Industrial Property Organization	Granted	AP/P/2010/005429	1/30/2015	3209
Armenia	Granted	201071173	3/31/2016	22950
Belarus	Granted	201071173	3/31/2016	22950
Ecuador	Pending	SP-10-10636
Eurasian Patent Organization	Published	201591353
Eurasian Patent Organization	Granted	201071173	3/31/2016	22950
India	Pending	7565/DELNP/2010

Indonesia	Published	W00201004105
Kazakhstan	Granted	201071173	3/31/2016	22950
Kyrgyz Republic	Granted	201071173	3/31/2016	22950
Moldova	Granted	201071173	3/31/2016	22950
South Africa	Granted	2010/08007	10/26/2011	2010/08007
Tajikistan	Granted	201071173	3/31/2016	22950
Turkmenistan	Granted	201071173	3/31/2016	22950
Vietnam	Pending	1-2010-02929

(775) Title: METHOD OF PREPARING AN INHIBITOR OF CYTOCHROME P450 MONOOXYGENASE, AND INTERMEDIATES INVOLVED

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201100311.00	4/1/2010	15801
Bolivia	Abandoned	11-114.749	4/1/2010
Eurasian Patent Organization	Granted	201190179.00	4/1/2010	22739
Eurasian Patent Organization	Published	201590979.00	4/1/2010
Ecuador	Pending	SP-11-11391	4/1/2010
Indonesia	Granted	W00201103554	4/1/2010	IDP000041448
India	Pending	7323/DELNP/2011	4/1/2010
Pakistan	Pending	262/2010	3/31/2010
Thailand	Published	1101002473.00	4/1/2010
Vietnam	Pending	1-2011-02324	4/1/2010
South Africa	Granted	2011/07430	4/1/2010	2011/07430

(895) Title: METHODS AND INTERMEDIATES FOR PREPARING PHARMACEUTICAL AGENTS

Country	Status	Application No.Filing DatePatent No.
India	Abandoned	6192/DELNP/2014

(EMU-108) Title: Antiviral Activity and Resolution of 2-Hydroxymethyl-5-(5-Fluorocytosin-1-yl)- 1,3-Oxathiolane

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Philippines	Granted	1-1992-43955	2/20/92	1-1992-43955	2/20/09
Philippines	Granted	55191	12/27/96	1-1996-55191	3/9/07
Philippines	Granted	55192	2/20/92	55192	12/19/08
Philippines	Granted	55193	2/20/92	55193	12/19/08
Philippines	Granted	55194	2/20/92	55194	12/19/08

(EMU-4000) Title: 1,3-Oxathiolane Nucleoside Analogues

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Botswana	Granted	BW/A/1998/00163	4/27/98	BW/P/2002/00042	5/22/03
Domincan Republic	Granted	1793970004607.00	7/10/97	370	7/10/17
Honduras	Granted	PICA97118	8/18/97	3775	4/25/00
Jamaica	Granted	697267	7/8/97	3615	5/25/05
Nicaragua	Granted	97.0096	12/5/97	1134RPI	5/17/99

(783) Title: TABLETS FOR COMBINATION THERAPY

Country	Status	Application No.FilingPatent No. Date
African Intellectual Property Organization (OAPI)	Pending	1201100281
African Regional Industrial Property Organization	Granted	AP/P/2011/05857	5/6/2015	AP3250
Armenia	Granted	201190125	5/29/2015	21313
Azerbaijan	Granted	201190125	5/29/2015	21313
Bolivia	Pending	SP-00292010
Ecuador	Pending	SP-11-11307
Eurasian Patent Organization	Published	201491658
Eurasian Patent Organization	Granted	201190125	5/29/2015	21313
India	Pending	5823/DELNP/2011
Indonesia	Granted	W00201103098	3/30/2016	IDP000040606
Kazakhstan	Granted	201190125	5/29/2015	21313
Kyrgyz Republic	Granted	201190125	5/29/2015	21313
Moldova	Granted	201190125	5/29/2015	21313
Pakistan	Allowed	94/2010
Singapore	Published	2014007744
South Africa	Granted	2011/06154	5/28/2014	2011/06154
Tajikistan	Granted	201190125	5/29/2015	21313
Thailand	Published	1101001423
Turkmenistan	Granted	201190125	5/29/2015	21313
Vietnam	Pending	1-2011-02035

TAF-Quad Patents

(249) Title: PRODRUGS OF PHOSPHONATE NUCLEOTIDE ANALOGUES AND METHODS FOR SELECTING AND MAKING SAME

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property Organization (OAPI)	Granted	1200300003	7/20/2001	12393	12/29/2003
African Regional Industrial Property Organization	Granted	2003/002724	7/20/2001	AP 1466	9/22/2005
Anguilla	Granted	AI/A/2015/00173	7/20/2001	AI/A/2015/00173	11/2/2015
Congo, Democratic Republic of	Granted	NP/002/EXT/2016	7/20/2001	2016/4386	11/11/2016
Ethiopia	Granted	ET/PI/15/184	7/20/2001	135	5/25/2016
Eurasian Patent Organization	Granted	200300188	7/20/2001	4926	10/28/2004
Falkland Islands (Malvinas)	Granted		7/20/2001	15365	8/25/2015
Fiji	Published	1214	7/20/2001
Grenada	Granted	7 of 2015	7/20/2001	7 of 2015	10/6/2015
Guyana	Published	1641	7/20/2001
Haiti	Pending		7/20/2001
India	Granted	9/MUMNP/2003	7/20/2001	208435	7/27/2007
India	Granted	00529/MUMNP/2006	7/20/2001	241597	7/14/2010
Indonesia	Granted	W-00200602129	7/20/2001	IDP0022897	2/20/2009
Indonesia	Granted	W-00200804005	7/20/2001	IDP000040148	2/15/2016
Indonesia	Granted	W00200300261	7/20/2001	IDP0022911	2/20/2009
Jamaica	Pending	18/1/5695	7/20/2001
Kiribati	Granted	14/15	7/20/2001	14/15	10/7/2015
Montserrat	Granted	1961695.2	7/20/2001	1301519	9/23/2015
Nepal	Pending	669	7/20/2001
Seychelles	Granted	1301519	7/20/2001	1301519	5/25/2016
Sierra Leone	Pending	EP1301519	7/20/2001
Solomon Islands	Granted	J37/371	7/20/2001	J37/371	3/3/2016
South Africa	Granted	2002/10271	7/20/2001	2002/10271	12/31/2003
Turks and Caicos Islands	Pending	10213	7/20/2001
Tuvalu	Granted		2/25/2015	TVP1301519	1/6/2016
Vietnam	Granted	1-2002-01193	7/20/2001	8475	5/24/2010
Virgin Islands (British)	Granted	414/5/2015	7/20/2001	414/5/2015	12/1/2015

(872) Title: TENOFOVIR ALAFENAMIDE HEMIFUMARATE

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
African Intellectual Property	Granted	1201400057	8/15/2012	17070	6/29/2015

Organization (OAPI)
African Regional Industrial Property Organization	Granted	AP/P/2014/007437	8/15/2012	3639	3/31/2016
Bahamas	Granted	2441	8/15/2012	2441	6/19/2014
Bolivia	Pending	SP-0277-2012	8/15/2012
Ecuador	Pending	SP-14-13206-PCT	8/15/2012
El Salvador	Pending	E-4659-2014	8/15/2012
Eurasian Patent Organization	Published	201490208	8/15/2012
India	Pending	1012/DELNP/2014	8/15/2012
Indonesia	Published	P00201400805	8/15/2012
Moldova	Pending	A20140011	8/15/2012
Pakistan	Pending	539/2012	8/15/2012
Philippines	Granted	1-2014-500349	8/15/2012	1-2014- 500349	2/29/2016
South Africa	Allowed	2014/00582	8/15/2012
Thailand	Pending	1401000784	8/15/2012
Vietnam	Pending	1-2014-00440	8/15/2012

(877) Title: METHODS FOR PREPARING ANTI-VIRAL NUCLEOTIDE ANALOGS

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Bahamas	Granted	2455	10/3/2012	2455	6/24/2014
Bolivia	Granted	SP-0352-2012	10/3/2012	6385-B	11/26/2014
Ecuador	Published	IEPI-2014-74	10/3/2012
El Salvador	Published	E-4696/2014	10/3/2012
Eurasian Patent Organization	Allowed	201490753	10/3/2012
India	Published	2953/DELNP/2014	10/3/2012
Pakistan	Pending	671/2012	10/3/2012

(692) Title: DIAMINOALKANE COMPOUNDS (VARIANTS) AND A METHOD OF PREPARING THEREOF (VARIANTS), A PHARMACEUTICAL COMPOSITION AND A THERAPEUTIC AGENT FOR INHIBITING CYTOCHROME-P450-MONOOXYGENASE, METHODS FOR TREATING AN HIV INFECTION AND VIRAL HEPATITS C, A METHOD OF MOD

Country	Status	Application No.	Filing Date	Patent No.Issue Date
African Intellectual Property Organization (OAPI)	Granted	1200800450	9/30/2009	14409
African Regional Industrial Property Organization	Granted	AP/P/2008/004720	9/30/2014	AP2985

Anguilla	Granted	AI/A/2015/00172	11/2/2015	AI/A/2015/00172
Armenia	Granted	200900155	11/28/2014	20489
Congo, Democratic Republic of	Pending	NP/004/EXT/2016
Ethiopia	Granted	ET/PI/15/185	5/25/2016	134
Eurasian Patent Organization	Allowed	201270738
Eurasian Patent Organization	Granted	200900155	11/28/2014	20489
Fiji	Published	1217
Guyana	Published	1642
Haiti	Pending
India	Pending	10487/DELNP/2008
Indonesia	Granted	W00200900061	8/12/2016	IDP00042227
Jamaica	Pending	18/1/5696
Kazakhstan	Unfiled
Kazakhstan	Granted	200900155	11/28/2014	20489
Kiribati	Granted	13/15	10/7/2015	13/15
Kyrgyz Republic	Granted	200900155	11/28/2014	20489
Moldova	Granted	200900155	11/28/2014	20489
Montserrat	Granted		9/23/2015	3 of 2015
Nauru	Pending
Nepal	Pending	894
Seychelles	Granted	2049506	5/25/2016	2049506
Sierra Leone	Pending	EP2049506
Solomon Islands	Granted	J37/370	2/10/2016	J37/370
South Africa	Pending	2008/10399
Tajikistan	Granted	200900155	11/28/2014	20489
Thailand	Published	701003404
Turkmenistan	Granted	200900155	11/28/2014	20489
Turks and Caicos Islands	Pending	10214
Tuvalu	Granted		11/7/2015	TVP2049506
Vietnam	Pending	1-2009-00240
Vietnam	Pending	1-2012-02702
Virgin Islands (British)	Granted	415/6/2015	12/1/2015	415/6/2015

(719) Title: MODULATORS OF PHARMACOKINETIC PROPERTIES OF THERAPEUTICS

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property	Granted	1200900273	6/30/2010	14749

Organization (OAPI)
African Regional Industrial Property Organization	Granted	AP/P/2009/004964	9/16/2014	AP2986
African Regional Industrial Property Organization	Granted	AP/P/2013/007042	11/30/2016	AP3915
Armenia	Granted	200901155	7/30/2014	19893
Eurasian Patent Organization	Granted	200901155	7/30/2014	19893
Fiji	Granted
Indonesia	Granted	W00200902299	3/18/2015	IDP000038076
Kazakhstan	Granted	200901155	7/30/2014	19893
Kyrgyz Republic	Granted	200901155	7/30/2014	19893
Moldova	Granted	200901155	7/30/2014	19893
South Africa	Pending	2009/05882
South Africa	Unfiled
Tajikistan	Granted	200901155	7/30/2014	19893
Thailand	Pending	801000867
Turkmenistan	Granted	200901155	7/30/2014	19893
Vietnam	Pending	1-2009-01990
Vietnam	Pending	1-2012-02696
(757) Title: THE USE OF SOLID CARRIER PARTICLES TO IMPROVE THE PROCESSABILITY OF A PHARMACEUTICAL AGENT

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201000364	9/28/2012	15589
African Regional Industrial Property Organization	Granted	AP/P/2010/005429	1/30/2015	3209
Armenia	Granted	201071173	3/31/2016	22950
Belarus	Granted	201071173	3/31/2016	22950
Ecuador	Pending	SP-10-10636
Eurasian Patent Organization	Published	201591353
Eurasian Patent Organization	Granted	201071173	3/31/2016	22950
India	Pending	7565/DELNP/2010
Indonesia	Published	W00201004105
Kazakhstan	Granted	201071173	3/31/2016	22950
Kyrgyz Republic	Granted	201071173	3/31/2016	22950
Moldova	Granted	201071173	3/31/2016	22950
South Africa	Granted	2010/08007	10/26/2011	2010/08007
Tajikistan	Granted	201071173	3/31/2016	22950
Turkmenistan	Granted	201071173	3/31/2016	22950

VietnamPending1-2010-02929

(775) Title: METHOD OF PREPARING AN INHIBITOR OF CYTOCHROME P450 MONOOXYGENASE, AND INTERMEDIATES INVOLVED

Country	Status	Application No.	Filing Date	Patent No.
African Intellectual Property Organization (OAPI)	Granted	1201100311.00	4/1/2010	15801
Bolivia	Abandoned	11-114.749	4/1/2010
Eurasian Patent Organization	Granted	201190179.00	4/1/2010	22739
Eurasian Patent Organization	Published	201590979.00	4/1/2010
Ecuador	Pending	SP-11-11391	4/1/2010
Indonesia	Granted	W00201103554	4/1/2010	IDP000041448
India	Pending	7323/DELNP/2011	4/1/2010
Pakistan	Pending	262/2010	3/31/2010
Thailand	Published	1101002473.00	4/1/2010
Vietnam	Pending	1-2011-02324	4/1/2010
South Africa	Granted	2011/07430	4/1/2010	2011/07430

(895) Title: METHODS AND INTERMEDIATES FOR PREPARING PHARMACEUTICAL AGENTS

Country	Status	Application No.Filing DatePatent No.
India	Abandoned	6192/DELNP/2014

(899) Title: THERAPEUTIC COMPOUNDS

Country	Status	Application No.	FilingPatentIssue Date DateNo.
Eurasian Patent Organization	Published	201491287	2/1/2013
India	Pending	7100/DELNP/2014	2/1/2013

(EMU-108) Title: Antiviral Activity and Resolution of 2-Hydroxymethyl-5-(5-Fluorocytosin-1-yl)- 1,3-Oxathiolane

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Philippines	Granted	1-1992-43955	2/20/92	1-1992-43955	2/20/09
Philippines	Granted	55191	12/27/96	1-1996-55191	3/9/07
Philippines	Granted	55192	2/20/92	55192	12/19/08
Philippines	Granted	55193	2/20/92	55193	12/19/08

Philippines	Granted	55,194	2/20/1992	55194	12/19/2008

(EMU-4000) Title: 1,3-Oxathiolane Nucleoside Analogues

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Botswana	Granted	BW/A/1998/00163	4/27/98	BW/P/2002/00042	5/22/03
Domincan Republic	Granted	1793970004607.00	7/10/97	370	7/10/17
Honduras	Granted	PICA97118	8/18/97	3775	4/25/00
Jamaica	Granted	697267	7/8/97	3615	5/25/05
Nicaragua	Granted	97.0096	12/5/97	1134RPI	5/17/99

For purposes of this Appendix 2, references to “PCT,“ “OAPI,” “EAPO” and “ARIPO” shall not be construed or interpreted to grant rights to Licensee in any country other than those countries expressly included within the licenses granted to Licensee in Sections 2.1 and 2.2 of this Agreement.

APPENDIX 3
Terms for Technology Transfer

Gilead will make available to Licensee the following information in accordance with Section 5.4 to fully enable Licensee to manufacture FTC, TAF, TDF, EVG, COBI, TDF Product, TAF Product, EVG Product, COBI Product and Quad Product at commercial-scale quantities and in compliance with Gilead’s required quality specifications (but only to the extent not previously provided to Licensee under the Original License Agreement or other separate written agreement with Gilead and/or MPP):

1.	Manufacturing process descriptions, specifications and methods;

2.	Stability data;

3.	Analytical method validation; and

4.	Discussion of impurities.

Gilead will make available to Licensee the following information in accordance with Section 7 of the First Amendment to this Agreement, to fully enable Licensee to manufacture BIC and such FDA-approved Product containing BIC at commercial-scale quantities and in compliance with Gilead’s required quality specifications:

1.	Manufacturing process descriptions, specifications and methods;

2.	Stability data;

3.	Analytical method validation; and

4.	Discussion of impurities.

APPENDIX 4
Emtricitabine Patents

(EMU-108) Title: Antiviral Activity and Resolution of 2-Hydroxymethyl-5-(5-Fluorocytosin-1-yl)- 1,3-Oxathiolane

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Philippines	Granted	1-1992-43955	2/20/92	1-1992-43955	2/20/09
Philippines	Granted	55191	12/27/96	1-1996-55191	3/9/07
Philippines	Granted	55192	2/20/92	55192	12/19/08
Philippines	Granted	55193	2/20/92	55193	12/19/08
Philippines	Granted	55194	2/20/92	55194	12/19/08

(EMU-4000) Title: 1,3-Oxathiolane Nucleoside Analogues

Country	Status	Application No.	Filing Date	Patent No.	Issue Date
Botswana	Granted	BW/A/1998/00163	4/27/98	BW/P/2002/00042	5/22/03
Dominican Republic	Granted	1793970004607.00	7/10/97	370	7/10/17
Honduras	Granted	PICA97118	8/18/97	3775	4/25/00
Jamaica	Granted	697267	7/8/97	3615	5/25/05
Nicaragua	Granted	97.0096	12/5/97	1134RPI	5/17/99

(270) Title: COMPOSITIONS AND METHODS FOR COMBINATION ANTIVIRAL THERAPY

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
Armenia	Granted	1/13/2004	200501134	15145	6/13/2011
Eurasian Patent Organization	Published	1/13/2004	201100293
Eurasian Patent Organization	Granted	1/13/2004	200501134	15145	6/13/2011
Kazakhstan	Granted	1/13/2004	200501134	15145	6/13/2011
Kazakhstan	Pending		200501134 (PTE Application)
Kyrgyz Republic	Granted	1/13/2004	200501134	15145	6/13/2011
Kyrgyz Republic	Granted		200501134 (PTE Application)	15145	5/31/2012
Moldova	Granted	1/13/2004	200501134	15145	6/13/2011
Tajikistan	Granted	1/13/2004	200501134	15145	6/13/2011
Turkmenistan	Granted	1/13/2004	200501134	15145	6/13/2011
Turkmenistan	Pending		200501134 (PTE Application)

(677) Title: A PHARMACEUTICAL COMPOSITION, A METHOD OF PREPARING THEREOF, AND A METHOD OF TREATING VIRAL DISEASES USING SAID COMPOSITION

Country	Status	Filing Date	Application No.	Patent No.	Issue Date
Armenia	Granted	6/13/2006	200800033	17764	3/29/2013
Eurasian Patent Organization	Published	6/13/2006	201201265
Eurasian Patent Organization	Granted	6/13/2006	200800033	17764	3/29/2013
India	Pending	6/13/2006	9661/DELNP/2007
Kazakhstan	Granted	6/13/2006	200800033	17764	3/29/2013
Kyrgyz Republic	Granted	6/13/2006	200800033	17764	3/29/2013
Moldova	Granted	6/13/2006	200800033	17764	3/29/2013
South Africa	Granted	6/13/2006	2008/00297	2008/00297	4/28/2010
Tajikistan	Granted	6/13/2006	200800033	17764	3/29/2013
Turkmenistan	Granted	6/13/2006	200800033	17764	3/29/2013

APPENDIX 5
Countries in the COBI Territory

1. Afghanistan	40.	Georgia	79.	Papua NewGuinea
2. Angola	41.	Ghana	80.	Phillipines
3. Anguilla	42.	Grenada	81.	Rwanda
4. Antigua and Barbuda	43.	Guatemala	82.	Saint Kitts and Nevis
5. Armenia	44.	Guinea	83.	Saint Lucia
6. Aruba	45.	Guinea-Bissau	84.	Saint Vincent & the
7. Bahamas	46.	Guyana		Grenadines
8. Bangladesh	47.	Haiti	85.	Samoa
9. Barbados	48.	Honduras	86.	São Tomé and Príncipe
10. Belarus	49.	India	87.	Senegal
11. Belize	50.	Indonesia	88.	Seychelles
12. Benin	51.	Jamaica	89.	Sierra Leone
13. Bhutan	52.	Kazakhstan	90.	Solomon Islands
14. Bolivia	53.	Kenya	91.	Somalia
15. Botswana	54.	Kiribati	92.	South Africa
16. British Virgin Islands	55.	Kyrgyzstan	93.	South Sudan
17. Burkina Faso	56.	Lao, People's Dem. Rep.	94.	Sri Lanka
18. Burundi	57.	Lesotho	95.	Sudan
19. Cambodia	58.	Liberia	96.	Surinam
20. Cameroon	59.	Madagascar	97.	Swaziland
21. Cape Verde	60.	Malawi	98.	Syrian Arab Republic
22. Central African Republic	61.	Malaysia	99.	Tajikistan
23. Chad	62.	Maldives	100.	Tanzania, U. Rep. of
24. Comoros	63.	Mali	101.	Thailand
25. Congo, Rep	64.	Mauritania	102.	Timor-Leste
26. Congo, Dem. Rep. of the	65.	Mauritius	103.	Togo
27. Côte d'Ivoire	66.	Moldova, Rep. of	104.	Tonga
28. Cuba	67.	Mongolia	105.	Trinidad and Tobago
29. Djibouti	68.	Montserrat	106.	Turkmenistan
30. Dominica	69.	Mozambique	107.	Turks and Caicos
31. Dominican Republic	70.	Myanmar	108.	Tuvalu
32. Ecuador	71.	Namibia	109.	Uganda
33. El Salvador	72.	Nauru	110.	Ukraine
34. Equatorial Guinea	73.	Nepal	111.	Uzbekistan
35. Eritrea	74.	Nicaragua	112.	Vanuatu
36. Ethiopia	75.	Niger	113.	Vietnam
37. Fiji Islands	76.	Nigeria	114.	Yemen
38. Gabon	77.	Pakistan	115.	Zambia
39. Gambia	78.	Palau	116.	Zimbabwe

APPENDIX 6
Countries in the EVG- Quad Territory

1. Afghanistan	38.	Ghana	75. Rwanda
2. Angola	39.	Grenada	76. Saint Kitts and Nevis
3. Anguilla	40.	Guatemala	77. Saint Lucia
4. Antigua and Barbuda	41.	Guinea	78. Saint Vincent & the
5. Armenia	42.	Guinea-Bissau	Grenadines
6. Bahamas	43.	Guyana	79. Samoa
7. Bangladesh	44.	Haiti	80. São Tomé and Príncipe
8. Barbados	45.	Honduras	81. Senegal
9. Belize	46.	India	82. Seychelles
10. Benin	47.	Indonesia	83. Sierra Leone
11. Bhutan	48.	Jamaica	84. Solomon Islands
12. Bolivia	49.	Kazakhstan	85. Somalia
13. Botswana	50.	Kenya	86. South Africa
14. British Virgin Islands	51.	Kiribati	87. South Sudan
15. Burkina Faso	52.	Kyrgyzstan	88. Sri Lanka
16. Burundi	53.	Lao People's Dem. Rep.	89. Sudan
17. Cambodia	54.	Lesotho	90. Suriname
18. Cameroon	55.	Liberia	91. Swaziland
19. Cape Verde	56.	Madagascar	92. Syrian Arab Republic
20. Central African Republic	57.	Malawi	93. Tajikistan
21. Chad	58.	Maldives	94. Tanzania, U. Rep. of
22. Comoros	59.	Mali	95. Thailand
23. Congo, Rep	60.	Mauritania	96. Timor-Leste
24. Congo, Dem. Rep. of the	61.	Mauritius	97. Togo
25. Côte d'Ivoire	62.	Moldova, Rep. of	98. Tonga
26. Cuba	63.	Mongolia	99. Trinidad and Tobago
27. Djibouti	64.	Mozambique	100.Turkmenistan
28. Dominica	65.	Myanmar	101.Turks and Caicos
29. Ecuador	66.	Namibia	102.Tuvalu
30. El Salvador	67.	Nauru	103.Uganda
31. Equatorial Guinea	68.	Nepal	104.Uzbekistan
32. Eritrea	69.	Nicaragua	105.Vanuatu
33. Ethiopia	70.	Niger	106.Vietnam
34. Fiji Islands, Rep. of the	71.	Nigeria	107.Yemen
35. Gabon	72.	Pakistan	108.Zambia
36. Gambia	73.	Palau	109.Zimbabwe
37. Georgia	74.	Papua New Guinea

APPENDIX 7
Countries in the BIC Territory

1. Afghanistan	40.	Georgia	79.	Papua NewGuinea
2. Angola	41.	Ghana	80.	Phillipines
3. Anguilla	42.	Grenada	81.	Rwanda
4. Antigua and Barbuda	43.	Guatemala	82.	Saint Kitts and Nevis
5. Armenia	44.	Guinea	83.	Saint Lucia
6. Aruba	45.	Guinea-Bissau	84.	Saint Vincent & the
7. Bahamas	46.	Guyana		Grenadines
8. Bangladesh	47.	Haiti	85.	Samoa
9. Barbados	48.	Honduras	86.	São Tomé and Príncipe
10. Belarus	49.	India	87.	Senegal
11. Belize	50.	Indonesia	88.	Seychelles
12. Benin	51.	Jamaica	89.	Sierra Leone
13. Bhutan	52.	Kazakhstan	90.	Solomon Islands
14. Bolivia	53.	Kenya	91.	Somalia
15. Botswana	54.	Kiribati	92.	South Africa
16. British Virgin Islands	55.	Kyrgyzstan	93.	South Sudan
17. Burkina Faso	56.	Lao, People's Dem. Rep.	94.	Sri Lanka
18. Burundi	57.	Lesotho	95.	Sudan
19. Cambodia	58.	Liberia	96.	Surinam
20. Cameroon	59.	Madagascar	97.	Swaziland
21. Cape Verde	60.	Malawi	98.	Syrian Arab Republic
22. Central African Republic	61.	Malaysia	99.	Tajikistan
23. Chad	62.	Maldives	100.	Tanzania, U. Rep. of
24. Comoros	63.	Mali	101.	Thailand
25. Congo, Rep	64.	Mauritania	102.	Timor-Leste
26. Congo, Dem. Rep. of the	65.	Mauritius	103.	Togo
27. Côte d'Ivoire	66.	Moldova, Rep. of	104.	Tonga
28. Cuba	67.	Mongolia	105.	Trinidad and Tobago
29. Djibouti	68.	Montserrat	106.	Turkmenistan
30. Dominica	69.	Mozambique	107.	Turks and Caicos
31. Dominican Republic	70.	Myanmar	108.	Tuvalu
32. Ecuador	71.	Namibia	109.	Uganda
33. El Salvador	72.	Nauru	110.	Ukraine
34. Equatorial Guinea	73.	Nepal	111.	Uzbekistan
35. Eritrea	74.	Nicaragua	112.	Vanuatu
36. Ethiopia	75.	Niger	113.	Vietnam
37. Fiji Islands	76.	Nigeria	114.	Yemen
38. Gabon	77.	Pakistan	115.	Zambia
39. Gambia	78.	Palau	116.	Zimbabwe

[*] = CERTAIN CONFIDENTIAL INFORMATION CONTAINED IN THIS DOCUMENT, MARKED BY BRACKETS, HAS BEEN OMITTED BECAUSE THE INFORMATION (I) IS NOT MATERIAL AND (II) WOULD BE COMPETITIVELY HARMFUL IF PUBLICLY DISCLOSED.